                                  PROSPECTUS
                                      for
                       THE STATE STREET RESEARCH GROWTH,
                         STATE STREET RESEARCH INCOME,
                      STATE STREET RESEARCH MONEY MARKET,
                      STATE STREET RESEARCH DIVERSIFIED,
                    STATE STREET RESEARCH AGGRESSIVE GROWTH
                      and METLIFE STOCK INDEX PORTFOLIOS
                     of the METROPOLITAN SERIES FUND, INC.

  Metropolitan Series Fund, Inc. ("Fund") is an investment company designed to meet a wide range of investment objectives with its separate Portfolios. Each Portfolio resembles a separate fund issuing its own shares. This prospectus describes those portfolios listed below. Metropolitan Life Insurance Company ("Metropolitan Life") is the investment manager for the Fund. State Street Research & Management Company ("State Street Research"), a wholly-owned subsidiary of Metropolitan Life, is the sub-investment manager with respect to the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Money Market and State Street Research Aggressive Growth Portfolios.

  The investment objectives of the Portfolios described in this Prospectus are as follows:

STATE STREET RESEARCH GROWTH PORTFOLIO: to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

STATE STREET RESEARCH INCOME PORTFOLIO: to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and preservation of capital, by investing primarily in fixed-income, high-quality debt securities. (The term "high-quality" is used to describe certain debt securities rated within the highest grades by credit rating services as explained under "State Street Research Income Portfolio.")

STATE STREET RESEARCH MONEY MARKET PORTFOLIO (formerly named the MetLife Money Market Portfolio): to achieve the highest possible current income consistent with preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments. INVESTMENT IN THIS PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT.

STATE STREET RESEARCH DIVERSIFIED PORTFOLIO: to achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.

STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO: to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

METLIFE STOCK INDEX PORTFOLIO: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

  There can be no assurance that the objectives of any Portfolio will be realized.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION NOR HAS  THE COMMISSION PASSED  UPON THE ACCURACY  OR
    ADEQUACY OF THIS  PROSPECTUS. ANY REPRESENTATION TO THE  CONTRARY IS A
     CRIMINAL OFFENSE.

  MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, THE UNITED STATES GOVERNMENT, ANY BANK OR OTHER DEPOSITORY INSTITUTION, SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE COMPANY, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, ENTITY OR PERSON AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Attention: Retirement and Savings Center, Area 2H; telephone number (800) 553-4459. Inquiries may be made to the same address or telephone number. This Prospectus should be read and retained for future reference.

  The date of this Prospectus is May 1, 1998. The date of the Statement of Additional Information is May 1, 1998.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
       The Fund and its Purpose............................................   2
       Financial Highlights................................................   3
       Investments in the Portfolios.......................................   7
        Investment Objectives and General Investment Policies..............   7
         State Street Research Growth Portfolio............................   7
         State Street Research Income Portfolio............................   8
         State Street Research Money Market Portfolio......................   8
         State Street Research Diversified Portfolio.......................   9
         State Street Research Aggressive Growth Portfolio.................   9
         MetLife Stock Index Portfolio.....................................  10
        Fundamental Investment Policies....................................  11
        Other Investment Practices.........................................  11
       Management of the Fund..............................................  16
       General Information About the Fund and its Shares...................  17
       Dividends, Distributions and Taxes..................................  18
       Sale and Redemption of Shares.......................................  18

                           THE FUND AND ITS PURPOSE

  Metropolitan Series Fund, Inc. is an open-end management investment company. The Fund is a "series" type of mutual fund which issues separate classes (or series) of stock, each of which currently represents a separate portfolio of investments. The Fund's classes of shares are issued and redeemed at net asset value without a sales load.

  The shares of the Fund are offered to Metropolitan Life and its affiliated insurance companies ("Insurance Companies"), including Metropolitan Tower Life Insurance Company ("Metropolitan Tower"), in order to fund certain of their separate accounts used to support various insurance contracts including variable life insurance policies, whether scheduled premium, flexible premium or single premium policies, or variable annuity contracts (such policies and contracts being hereinafter referred to as the "Contracts"). Not all of the Portfolios of the Fund are available to each of the separate accounts which hold shares of the Fund. The rights of an Insurance Company holding Fund shares for a separate account are different from the rights of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus shall refer to the Insurance Companies, and not to any Contract owner.

  The structure of the Fund permits Contract owners, within the limitations described in the appropriate Contract, to allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus or other material which is attached at the front of this Prospectus for a description of the appropriate Contract, which Portfolios of the Fund are available to such Contract owners and the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under such Contract.

 It is conceivable that in the future it may be disadvantageous for scheduled, flexible and single premium variable life insurance separate accounts and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund, Metropolitan Tower and Metropolitan Life do not currently foresee any such disadvantages to variable annuity contract owners or to flexible premium, scheduled premium or single premium variable life insurance policy owners. The Fund's Board of Directors intends to monitor events for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

                                 PROSPECTUS 2

                             FINANCIAL HIGHLIGHTS

     The table below* has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto in the Statement of Additional Information or as previously stated in earlier reports. For further information about the performance of the Portfolios, see the Fund's December 31, 1997 Management Discussion and Analysis which appears under the caption "Financial Statements" in the Statement of Additional Information.

                                                                      State Street Research Growth Portfolio
                                                -----------------------------------------------------------------------------
                                                                          For the Year Ended December 31,
SELECTED DATA FOR A SHARE OF CAPITAL            -----------------------------------------------------------------------------
STOCK OUTSTANDING THROUGHOUT PERIOD:               1997           1996         1995          1994         1993          1992
                                                ----------     ----------   ----------     --------     --------     --------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ........   $    30.51     $    27.56   $    21.81     $  23.27     $  21.72     $  21.56
-----------------------------------------------------------------------------------------------------------------------------
Investment Operations:
---------------------
  Net investment income .....................         0.44           0.36         0.35         0.30         0.28         0.34
  Net realized and unrealized gain/(loss) ...         7.72           5.78         6.83        (1.06)        3.24         2.13
                                                ----------     ----------   ----------     --------     --------     --------
      Total From Investment Operations ......         8.16           6.14         7.18        (0.76)        3.52         2.47
                                                ----------     ----------   ----------     --------     --------     --------

Less Distributions:
------------------
  Dividends from net investment income ......        (0.44)         (0.36)       (0.35)       (0.30)       (0.28)       (0.29)
  Distributions from net realized
   capital gains.............................        (6.31)         (2.83)       (1.08)       (0.40)       (1.69)       (2.02)
                                                ----------     ----------   ----------     --------     --------     --------
      Total Distributions ...................        (6.75)         (3.19)       (1.43)       (0.70)       (1.97)       (2.31)
                                                ----------     ----------   ----------     --------     --------     --------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..............   $    31.92     $    30.51   $    27.56     $  21.81     $  23.27     $  21.72
-----------------------------------------------------------------------------------------------------------------------------
  Total Return ..............................        28.36%         22.18%       33.14%       (3.25)%      14.40%       11.56%
  Net assets at end of period (000's) .......   $2,349,062     $1,597,728   $1,094,751     $746,433     $640,413     $351,028

Supplemental Data/Significant Ratios:
------------------------------------
  Operating expenses to average net assets ..         0.43%          0.29%        0.31%        0.32%        0.28%        0.25%
  Net investment income to average net assets         1.37%          1.29%        1.46%        1.40%        1.19%        1.52%
  Portfolio turnover (1) ....................        82.81%         93.05%       45.52%       57.27%       66.27%       63.74%
  Average broker commission rate (2) ........   $   0.0590     $   0.0578         --           --           --           --

                                                  1991         1990         1989         1988
                                                --------     --------     --------     --------
-----------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ........   $  17.20     $  19.34     $  14.64     $  13.89
-----------------------------------------------------------------------------------------------
Investment Operations:
---------------------
  Net investment income .....................       0.41         0.51         0.54         0.71
  Net realized and unrealized gain/(loss) ...       5.39        (2.15)        4.81         0.78
                                                --------     --------     --------     --------
      Total From Investment Operations ......       5.80        (1.64)        5.35         1.49
                                                --------     --------     --------     --------

Less Distributions:
------------------
  Dividends from net investment income ......      (0.42)       (0.50)       (0.52)       (0.74)
  Distributions from net realized
   capital gains.............................      (1.02)        --          (0.13)        --
                                                --------     --------     --------     --------
      Total Distributions ...................      (1.44)       (0.50)       (0.65)       (0.74)
                                                --------     --------     --------     --------
-----------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..............   $  21.56     $  17.20     $  19.34     $  14.64
-----------------------------------------------------------------------------------------------
  Total Return ..............................      33.09%       (8.50)%      36.64%       10.69%
  Net assets at end of period (000's) .......   $232,160     $153,255     $140,279     $ 99,982

Supplemental Data/Significant Ratios:
------------------------------------
  Operating expenses to average net assets ..       0.25%        0.25%        0.25%        0.25%
  Net investment income to average net assets       2.04%        2.83%        2.98%        4.83%
  Portfolio turnover (1) ....................      62.29%       39.86%       58.01%       51.21%
  Average broker commission rate (2) ........       --           --           --           --

                                                                      State Street Research Income Portfolio
                                                -----------------------------------------------------------------------------
                                                                          For the Year Ended December 31,
SELECTED DATA FOR A SHARE OF CAPITAL            -----------------------------------------------------------------------------
STOCK OUTSTANDING THROUGHOUT PERIOD:               1997           1996         1995          1994         1993          1992
                                                ----------     ----------   ----------     --------     --------     --------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ........   $    12.36     $    12.73     $  11.32     $  12.59     $  12.22     $  12.32
-----------------------------------------------------------------------------------------------------------------------------
  Investment Operations:
  ---------------------
    Net investment income ...................         0.83           0.82         0.83         0.91         0.83         0.90
    Net realized and unrealized gain/(loss) .         0.38          (0.36)        1.38        (1.31)        0.86        (0.05)
                                                ----------     ----------   ----------     --------     --------     --------
        Total From Investment Operations ....         1.21           0.46         2.21        (0.40)        1.69         0.85
                                                ----------     ----------   ----------     --------     --------     --------
Less Distributions:
------------------
  Dividends from net investment income ......        (0.87)         (0.81)       (0.80)       (0.87)       (0.88)       (0.71)
  Distributions from net realized capital gains      (0.04)         (0.02)          --           --        (0.44)       (0.24)
                                                ----------     ----------   ----------     --------     --------     --------
        Total Distributions .................        (0.91)         (0.83)       (0.80)       (0.87)       (1.32)       (0.95)
                                                ----------     ----------   ----------     --------     --------     --------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..............   $    12.66     $    12.36     $  12.73     $  11.32     $  12.59     $  12.22
-----------------------------------------------------------------------------------------------------------------------------
  Total Return ..............................         9.83%          3.60%       19.55%       (3.15)%      11.36%        6.91%
  Net assets at end of period (000's) .......   $  412,191     $  383,395     $349,913     $275,659     $299,976     $156,245

Supplemental Data/Significant Ratios:
------------------------------------
  Operating expenses to average net assets ..         0.38%          0.32%        0.34%        0.35%        0.32         0.25%
  Net investment income to average net assets         6.57%          6.64%        7.01%        7.02%        6.39%        7.16%
  Portfolio turnover (1) ....................       121.92%         92.90%      102.88%      141.15%      136.98%      151.74%

                                                     1991        1990         1989         1988
                                                  --------     --------     --------     --------
-------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ........     $  11.16     $  11.10     $  10.58     $  10.47
-------------------------------------------------------------------------------------------------
Investment Operations:
---------------------
  Net investment income .....................         0.94         1.16         0.99         0.95
  Net realized and unrealized gain/(loss) ...         1.14        (0.05)        0.41         0.02
                                                  --------     --------     --------     --------
      Total From Investment Operations ......         2.08         1.11         1.40         0.97
                                                  --------     --------     --------     --------
Less Distributions:
------------------
  Dividends from net investment income ......        (0.92)       (1.05)       (0.88)       (0.86)
  Distributions from net realized capital gains         --           --           --           --
                                                  --------     --------     --------     --------
        Total Distributions .................        (0.92)       (1.05)       (0.88)       (0.86)
                                                  --------     --------     --------     --------
-------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..............     $  12.32     $  11.16     $  11.10     $  10.58
-------------------------------------------------------------------------------------------------
  Total Return ..............................        17.31%       10.03%       13.35%        9.28%
  Net assets at end of period (000's) .......     $ 87,412     $ 54,531     $ 48,629     $ 35,670

Supplemental Data/Significant Ratios:
------------------------------------
  Operating expenses to average net assets ..         0.25%        0.25%        0.25%        0.25%
  Net investment income to average net assets         7.61%        9.80%        8.81%        8.26%
  Portfolio turnover (1) ....................        78.87%       82.93%       51.03%       74.10%

----------
Footnotes appear on Prospectus 6.

                                 PROSPECTUS 3

                                                                  State Street Research Money Market Portfolio
                                                -----------------------------------------------------------------------------
                                                                          For the Year Ended December 31,
SELECTED DATA FOR A SHARE OF CAPITAL            -----------------------------------------------------------------------------
STOCK OUTSTANDING THROUGHOUT PERIOD:               1997           1996         1995          1994         1993          1992
                                                ----------     ----------   ----------     --------     --------     --------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ........   $    10.44     $    10.45     $  10.48     $  10.49     $  10.52     $  10.59
-----------------------------------------------------------------------------------------------------------------------------
Investment Operations:
---------------------
  Net investment income .....................         0.54           0.53         0.59         0.40         0.28         0.39
                                                ----------     ----------   ----------     --------     --------     --------
      Total From Investment Operations ......         0.54           0.53         0.59         0.40         0.28         0.39
                                                ----------     ----------   ----------     --------     --------     --------
Less Distributions:
------------------
  Dividends from net investment income ......        (0.60)         (0.54)       (0.62)       (0.41)       (0.31)       (0.46)
                                                ----------     ----------   ----------     --------     --------     --------
      Total Distributions ...................        (0.60)         (0.54)       (0.62)       (0.41)       (0.31)       (0.46)
                                                ----------     ----------   ----------     --------     --------     --------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..............   $    10.38     $    10.44     $  10.45     $  10.48     $  10.49     $  10.52
-----------------------------------------------------------------------------------------------------------------------------
  Total Return ..............................         5.21%          5.01%        5.59%        3.85%        2.90%        3.73%
  Net assets at end of period (000's) .......   $   39,480     $   41,637     $ 40,456     $ 39,961     $ 44,321     $ 55,412

Supplemental Data/Significant Ratios:
------------------------------------
  Operating expenses to average net assets ..         0.49%          0.43%        0.49%        0.44%        0.38%        0.25%
  Net investment income to average net assets         5.08%          4.92%        5.39%        3.76%        2.85%        3.68%

                                                   1991         1990         1989         1988
                                                 --------     --------     --------     --------
------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ........    $  10.67     $  10.49     $  10.32     $  10.18
------------------------------------------------------------------------------------------------
Investment Operations:
---------------------
  Net investment income .....................        0.57         0.86         0.95         0.76
                                                 --------     --------     --------     --------
      Total From Investment Operations ......        0.57         0.86         0.95         0.76
                                                 --------     --------     --------     --------
Less Distributions:
------------------
  Dividends from net investment income ......       (0.65)       (0.68)       (0.78)       (0.62)
                                                 --------     --------     --------     --------
      Total Distributions ...................       (0.65)       (0.68)       (0.78)       (0.62)
                                                 --------     --------     --------     --------
------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..............    $  10.59     $  10.67     $  10.49     $  10.32
------------------------------------------------------------------------------------------------
  Total Return ..............................        6.10%        8.23%        9.28%        7.55%
  Net assets at end of period (000's) .......    $ 70,946     $ 78,014     $ 41,779     $ 26,907

Supplemental Data/Significant Ratios:
------------------------------------
  Operating expenses to average net assets ..        0.25%        0.25%        0.25%        0.25%
  Net investment income to average net assets        5.93%        7.68%        8.82%        7.33%







                                                                    State Street Research Diversified Portfolio
                                                -----------------------------------------------------------------------------
                                                                          For the Year Ended December 31,
SELECTED DATA FOR A SHARE OF CAPITAL            -----------------------------------------------------------------------------
STOCK OUTSTANDING THROUGHOUT PERIOD:               1997           1996         1995          1994         1993          1992
                                                ----------     ----------   ----------     --------     --------     --------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ........   $    16.67     $    15.95     $  13.40     $  14.41     $  13.58     $  13.61
-----------------------------------------------------------------------------------------------------------------------------
Investment Operations:
---------------------
  Net investment income .....................         0.60           0.55         0.59         0.51         0.46         0.53
  Net realized and unrealized gain/(loss) ...         2.71           1.77         3.02        (0.95)        1.58         0.74
                                                ----------     ----------   ----------     --------     --------     --------
      Total From Investment Operations ......         3.31           2.32         3.61        (0.44)        2.04         1.27
                                                ----------     ----------   ----------     --------     --------     --------
Less Distributions:
------------------
  Dividends from net investment income ......        (0.60)         (0.53)       (0.58)       (0.50)       (0.54)       (0.55)
  Distributions from net realized capital gains      (2.40)         (1.07)       (0.48)       (0.07)       (0.67)       (0.75)
                                                ----------     ----------   ----------     --------     --------     --------
      Total Distributions ...................        (3.00)         (1.60)       (1.06)       (0.57)       (1.21)       (1.30)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..............   $    16.98     $    16.67     $  15.95     $  13.40     $  14.41     $  13.58
-----------------------------------------------------------------------------------------------------------------------------
  Total Return ..............................        20.58%         14.52%       27.03%       (3.06)%      12.75%        9.48%
  Net assets at end of period (000's) .......   $1,982,232     $1,448,841     $1,114,834   $892,826     $743,798     $334,480

Supplemental Data/Significant Ratios:
------------------------------------
  Operating expenses to average net assets ..         0.40%          0.29%        0.31%        0.32%        0.29%        0.25%
  Net investment income to average net assets         3.50%          3.38%        3.92%        3.66%        3.16%        3.85%
  Portfolio turnover (1) ....................       114.79%         91.07%       79.29%       96.49%       95.84%      114.67%
  Average broker commission rate (2) ........   $   0.0590     $   0.0578          --           --           --           --

                                                  1991         1990         1989         1988
                                                --------     --------     --------     --------
-----------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ........   $  11.47     $  12.16     $  10.58     $  10.34
-----------------------------------------------------------------------------------------------
Investment Operations:
---------------------
  Net investment income .....................       0.62         0.68         0.75         0.73
  Net realized and unrealized gain/(loss) ...       2.23        (0.68)        1.54         0.23
                                                --------     --------     --------     --------
      Total From Investment Operations ......       2.85         0.00         2.29         0.96
                                                --------     --------     --------     --------
Less Distributions:
------------------
  Dividends from net investment income ......      (0.62)       (0.69)       (0.71)       (0.72)
  Distributions from net realized capital
  gains .....................................      (0.09)          --           --           --
                                                --------     --------     --------     --------
      Total Distributions ...................      (0.71)       (0.69)       (0.71)       (0.72)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..............   $  13.61     $  11.47     $  12.16     $  10.58
-----------------------------------------------------------------------------------------------
  Total Return ..............................      24.84%        0.00%       21.76%        9.25%
  Net assets at end of period (000's) .......   $232,276     $184,879     $172,968     $134,303

Supplemental Data/Significant Ratios:
------------------------------------
  Operating expenses to average net assets ..       0.25%        0.25%        0.25%        0.25%
  Net investment income to average net assets       4.94%        5.74%        6.30%        6.64%
  Portfolio turnover (1) ....................      70.56%       62.51%       50.61%       70.14%
  Average broker commission rate (2) ........   $ 0.0590     $ 0.0578          --           --

----------
  * Footnotes appear on Prospectus 6.

                                 PROSPECTUS 4

                                                                 State Street Research Aggressive Growth Portfolio
                                                -----------------------------------------------------------------------------
                                                                          For the Year Ended December 31,
SELECTED DATA FOR A SHARE OF CAPITAL            -----------------------------------------------------------------------------
STOCK OUTSTANDING THROUGHOUT PERIOD:               1997           1996         1995          1994         1993          1992
                                                ----------     ----------   ----------     --------     --------     --------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ........   $    27.11     $    25.87     $  22.05     $  22.54     $  19.52     $  18.11
-----------------------------------------------------------------------------------------------------------------------------
Investment Operations:
---------------------
  Net investment income/(loss) ..............        (0.03)         (0.02)       (0.01)        0.05         0.04         0.08
  Net realized and unrealized gain/(loss) ...         1.67           2.01         6.50        (0.48)        5.06         1.77
                                                ----------     ----------   ----------     --------     --------     --------
      Total From Investment Operations ......         1.64           1.99         6.49        (0.43)        5.10         1.85
                                                ----------     ----------   ----------     --------     --------     --------
Less Distributions:
------------------
  Dividends from net investment income ......         --             --           --          (0.05)       (0.06)       (0.10)
  Distributions from net realized capital gains      (1.14)         (0.75)       (2.67)       (0.01)       (2.02)       (0.34)
                                                ----------     ----------   ----------     --------     --------     --------
      Total Distributions ...................        (1.14)         (0.75)       (2.67)       (0.06)       (2.08)       (0.44)
                                                ----------     ----------   ----------     --------     --------     --------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..............   $    27.61     $    27.11     $  25.87     $  22.05     $  22.54     $  19.52
-----------------------------------------------------------------------------------------------------------------------------
  Total Return ..............................         6.67%          7.72        29.50%       (1.88)%      22.63%       10.39%
  Net assets at end of period (000's) .......    $1,391,956    $1,321,849     $958,915     $590,047     $387,949     $129,249

Supplemental Data/Significant Ratios:
------------------------------------
  Operating expenses to average net assets ..         0.81%          0.79%        0.81%        0.82%        0.79%        0.75%
  Net investment income/(loss) to average
   net assets (1) ...........................        (0.10)%        (0.11)%      (0.06)%       0.24%        0.18%        0.46%
  Portfolio turnover (1) ....................       219.08%        221.23%      255.83%      186.52%      120.82%      100.95%
  Average broker commission rate (2) ........   $   0.0567     $   0.0576          --           --           --           --

                                                  1991         1990         1989         1988
                                                --------     --------     --------     --------
-----------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period ........   $  10.95     $  12.41     $  10.42     $  10.00
Investment Operations:
---------------------
  Net investment income/(loss) ..............       0.06         0.15         0.20         0.16
  Net realized and unrealized gain/(loss) ...       7.25        (1.43)        3.00         0.36
                                                --------     --------     --------     --------
      Total From Investment Operations ......       7.31        (1.28)        3.20         0.52
                                                --------     --------     --------     --------
Less Distributions:
------------------
  Dividends from net investment income ......      (0.07)       (0.14)       (0.14)       (0.10)
  Distributions from net realized capital gains    (0.08)       (0.04)       (1.07)        --
                                                --------     --------     --------     --------
      Total Distributions ...................      (0.15)       (0.18)       (1.21)       (0.10)
                                                --------     --------     --------     --------
-----------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ..............   $  18.11     $  10.95     $  12.41     $  10.42
-----------------------------------------------------------------------------------------------
  Total Return ..............................      66.41%      (10.34)%      30.94%        5.21%
  Net assets at end of period (000's) .......   $ 45,858     $ 15,409     $ 11,280      $ 4,738

Supplemental Data/Significant Ratios:
------------------------------------
  Operating expenses to average net assets ..       0.75%        0.75%        0.75%        0.75%
  Net investment income/(loss) to average
   net assets (1) ...........................       0.45%        1.41%        1.41%        2.06%
  Portfolio turnover (1) ....................     146.12%      271.31%      226.39%       94.35%
  Average broker commission rate (2) ........        --           --           --           --

                                                                          MetLife Stock Index Portfolio
                                          -----------------------------------------------------------------------------------------
                                                                         For the Year Ended December 31,
SELECTED DATA FOR A SHARE OF CAPITAL      -----------------------------------------------------------------------------------------
STOCK OUTSTANDING THROUGHOUT PERIOD:         1997         1996        1995       1994       1993       1992       1991       1990
                                          ----------   ----------   --------   --------   --------   --------   --------   --------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period .... $    22.23   $    18.56   $  13.87   $  14.25   $  13.27   $  12.76   $   9.96   $  10.00
Investment Operations:
---------------------
  Net investment income .................       0.34         0.33       0.32       0.33       0.35       0.36       0.35       0.23
  Net realized and unrealized gain/(loss)       6.79         3.88       4.79      (0.17)      0.98       0.60       2.82      (0.05)
                                          ----------   ----------   --------   --------   --------   --------   --------   --------
      Total From Investment Operations ..       7.13         4.21       5.11       0.16       1.33       0.96       3.17      10.18
                                          ----------   ----------   --------   --------   --------   --------   --------   --------
Less Distributions:
------------------
  Dividends from net investment income ..      (0.34)       (0.33)     (0.32)     (0.32)     (0.35)     (0.26)     (0.37)     (0.22)
  Distributions from net realized
   capital gain..........................      (0.24)       (0.21)     (0.10)     (0.22)       --       (0.19)       --         --
                                          ----------   ----------   --------   --------   --------   --------   --------   --------
      Total Distributions ...............      (0.58)       (0.54)     (0.42)     (0.54)     (0.35)     (0.45)     (0.37)     (0.22)
                                          ----------   ----------   --------   --------   --------   --------   --------   --------

NET ASSET VALUE: End of period .......... $    28.78   $    22.23   $  18.56   $  13.87   $  14.25   $  13.27   $  12.76   $   9.96
  Total Return ..........................      32.19%       22.66%     36.87%      1.18%      9.54%      7.44%     29.76%      1.95%
  Net assets at end of period (000's) ... $2,020,480   $1,122,297   $635,823   $363,001   $282,700   $144,692   $ 54,183   $  6,956

Supplemental Data/Significant Ratios:
------------------------------------
  Operating expenses to average net assets      0.33%        0.30%      0.32%      0.33%      0.32%      0.25%      0.24%      0.25%
  Net investment income to average
   net assets............................       1.47%        1.91%      2.22%      2.51%      2.51%      2.74%      2.98%      4.12%
  Portfolio turnover (1) ................      10.69%       11.48%      6.35%      6.66%     13.99%     17.54%      1.18%      3.50%
  Average broker commission rate (2) .... $   0.0201   $   0.0204        --         --         --         --         --         --

----------
 *  Footnotes appear on Prospectus 6.
/A/ For the period April 29, 1988 to December 31, 1988
/B/ For the period May 1, 1990 to December 31, 1990

                                 PROSPECTUS 5

Notes:
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

        * Ratios have been determined based on annualized operating results for the period. Twelve months result may be different for those periods less than a year.

      (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 are as follows:

                                                                Purchases   Sales of securities
                                                             -------------- -------------------
          State Street Research Growth Portfolio ..........  $1,726,435,425    $1,541,608,452
          State Street Research Income Portfolio ..........     470,696,082       451,405,517
          State Street Research Diversified Portfolio .....   1,901,224,776     1,701,514,366
          State Street Research Aggressive Growth Portfolio   2,843,460,476     2,804,444,982
          MetLife Stock Index Portfolio ...................     658,470,953       167,841,221

      (2) Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See notes to Financial Statements.


                                 PROSPECTUS 6

 ...............................................................
INVESTMENTS IN THE PORTFOLIOS
 ...............................................................................

INVESTMENT OBJECTIVES AND GENERAL INVESTMENT POLICIES

  Each Portfolio of the Fund has different general investment objectives, which are described below, and different rates of portfolio turnover. The rate of portfolio turnover, however, will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for the Portfolios are set forth in the Financial Highlights.

  Also, the Fund intends to comply with the various requirements of the Internal Revenue Code so as to qualify as a "regulated investment company" thereunder. (See "Dividends, Distributions and Taxes.") Accordingly, the ability of any Portfolio to effect certain transactions may be limited. The Fund also intends to comply with the diversification requirements of the Internal Revenue Code (see "Taxes" in the Statement of Additional Information).

  Each Portfolio which invests in equity securities may invest up to 10% of its total assets in shares of other investment companies (up to 5% of which may be invested in any single investment company), including unit investment trusts that issue shares representing separate rights to capital appreciation and dividends in respect of the common stock of various issuers. Such investments may in effect include the payment of duplicative management or other fees. Other limitations may apply (see "Certain Investment Limitations" in the Statement of Additional Information).

  Since investment involves both opportunities for gain and risks of loss, no assurance can be given that the Portfolios will achieve their objectives. Contract owners should carefully review the objectives and policies of the Portfolios and consider their ability to assume the risks involved before purchasing a Contract and allocating amounts thereunder to particular Portfolios.

  The prices of the types of securities usually purchased for the State Street Research Growth, State Street Research Aggressive Growth, Metlife Stock Index and, to some extent, for the State Street Research Diversified Portfolio tend to fluctuate more than the prices of the securities usually purchased for the State Street Research Income Portfolio or the State Street Research Money Market Portfolio. Therefore, the net asset value of these first four Portfolios may experience greater short-term and long-term variations than the last two listed Portfolios.

  While certain of the investment techniques, instruments and risks associated with each Portfolio are included in the discussion that follows, further information on these subjects appears under the headings "Fundamental Investment Policies" and "Certain Investment Practices" in this Prospectus.

State Street Research Growth Portfolio

  The State Street Research Growth Portfolio seeks long-term growth of capital and income, and moderate current income.

  It is anticipated that there will be a mix of assets in the State Street Research Growth Portfolio. A portion of the State Street Research Growth Portfolio may be invested in equity securities of good quality and in well-established companies where the stock price is considered to represent good value, based on factors including historical investment standards, such as price/book value ratios and price/earnings ratios. Another portion of the State Street Research Growth Portfolio may be invested in smaller emerging growth companies. These are companies that are in the development stage of their life cycles with potential for above-average earnings growth. Included are companies which may be benefiting from new developments in advanced technology or are providing new products and services to consumers. A third portion of the State Street Research Growth Portfolio may be held in short-term fixed income investments.

  The mix of assets in the State Street Research Growth Portfolio will vary with prevailing economic and market conditions. Consequently, the three portions of the State Street Research Growth Portfolio's assets will not be invested in any specified proportions. Generally, the greater portion of assets will be invested in equity securities of established companies. Up to 25% of the assets may be invested in securities convertible into common stocks. The State Street Research Growth Portfolio may also acquire other convertible securities and warrants.

  Investments in relatively smaller companies involve greater risk than is customarily associated with more established companies. These risks are discussed below under "State Street Research Aggressive Growth Portfolio." However, the State Street Research Growth Portfolio will endeavor to manage risk by investing in a

                                 PROSPECTUS 7

 ...............................................................
diversified group of companies and industries. The State Street Research Growth Portfolio may also seek to shift funds into short-term instruments of the type described in the first paragraph under "State Street Research Money Market Portfolio" for defensive purposes in periods of adverse market conditions and in periods when short-term rates appear more attractive than prospective equity returns.

State Street Research Income Portfolio

  The primary investment objective of the State Street Research Income Portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk. An additional objective is preservation of capital. In seeking to achieve these objectives, the Portfolio will invest at least 75% of the value of its assets in straight debt securities which have a rating within the three highest grades as determined by Standard & Poor's Ratings Group (Standard & Poor's) or Moody's Investor Services Inc. (Moody's). (See "Investment Practices and Policies" in the Statement of Additional Information for a discussion of these ratings.) In the event that securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of Metropolitan Life or State Street Research, such investment is considered appropriate under the circumstances.

  From time to time, up to 25% of the State Street Research Income Portfolio's total assets may be invested in straight debt securities which are not rated within the three highest grades of Standard & Poor's or Moody's as described above, or in convertible debt securities, convertible preferred and preferred stocks of companies, the senior securities of which have a rating within the three highest grades of Standard & Poor's or Moody's applicable to such securities. Debt securities within the top credit categories (i.e., rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's) comprise what are generally known as high-grade bonds. Debt securities in the medium credit categories (i.e., rated A or BBB by Standard & Poor's or A or Baa by Moody's) comprise what are generally known as medium grade bonds. Such debt securities, as well as those in higher grade categories, are generally known as investment grade securities. A discussion of the characteristics of and risks of investing in securities that are less than investment grade is included below under "Loomis Sayles High Yield Bond Portfolio."

  If at any time the State Street Research Income Portfolio purchases unrated investments, such investments would be purchased only if considered by the State Street Research to be of comparable quality to the portfolio investments rated by a nationally recognized statistical rating organization ("NRSRO").

  The maturity of debt securities is considered long (ten years or more), intermediate (one to ten years), or short-term (twelve months or less). The proportion invested by the Portfolio in each category will generally vary depending upon an analysis of market values and trends by State Street Research.

  The State Street Research Income Portfolio will be subject to market risks resulting from changes in interest rates. However, the Portfolio's emphasis on bonds with the three highest grades should, overall, minimize the financial risks of its investments. Moreover, the State Street Research Income Portfolio may forego attempting to achieve the highest levels of income in the short term in order to limit risk of loss.

  The State Street Research Income Portfolio will not directly purchase common stocks or warrants. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed income securities or by the exercise of warrants attached thereto.

  When prevailing market or economic conditions warrant, a portion of the State Street Research Income Portfolio may be invested in short-term instruments of the type described in the first paragraph under "State Street Research Money Market Portfolio" below, to effectively utilize cash reserves.

State Street Research Money Market Portfolio

  The investment objective of the State Street Research Money Market Portfolio is to achieve the highest possible current income consistent with preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments. The State Street Research Money Market Portfolio will invest in short-term United States government securities, government agency securities, bank certificates of deposit and bankers' acceptances, short-term corporate debt securities (such as commercial paper), variable amount master demand notes and repurchase and reverse repurchase agreements. The types of money market instruments in which the State Street Research Money Market Portfolio may invest are described more fully in "Investment Practices and Policies," in the Statement of Additional Information.

  The State Street Research Money Market Portfolio will limit its investments to securities that are determined

                                 PROSPECTUS 8

 ...............................................................
to have "minimal credit risks" and that are "Eligible Securities." Eligible Securities have a remaining maturity at the time of purchase of not more than thirteen months. They are rated in one of the two highest rating categories by at least two NRSROs (or by the only NRSRO that has rated the security), or, if unrated, are of comparable quality. The State Street Research Money Market Portfolio will not invest more than five percent of its assets in Eligible Securities which are not rated in the highest short-term rating category by at least two NRSROs (or by the only NRSRO that has rated the instrument), or comparable unrated securities ("Second Level Securities").

  In addition to the requirements set forth in fundamental investment policy number 1 under "Investment Practices and Policies" in the Statement of Additional Information, the State Street Research Money Market Portfolio generally will not invest more than five percent of its assets in the securities of any one issuer, excluding United States government securities, measured at the time of purchase. Moreover, the Portfolio will invest no more than the greater of (i) one percent of its assets and (ii) one million dollars, in the Second Level Securities of any one issuer. Finally, the Portfolio will maintain a dollar weighted average maturity of not more than ninety days.

  The value of the securities in the State Street Research Money Market Portfolio can be expected to vary inversely with the changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the State Street Research Money Market Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

State Street Research Diversified Portfolio

  The investment objective of the State Street Research Diversified Portfolio is to achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research. It is anticipated that State Street Research will vary the portion of the State Street Research Diversified Portfolio's assets invested in each type of security after considering economic conditions, the general level of common stock prices, interest rates, and other relevant considerations, including the risks of each type of security. The equity securities portion of the Portfolio will be similar in composition to and consist of securities that are permissible investments for the State Street Research Growth Portfolio, the fixed-income debt securities portion will be similar in composition to and consist of securities that are permissible investments for the State Street Research Income Portfolio, and the short-term money market instruments portion will consist of securities of a type described in the first paragraph under "State Street Research Money Market Portfolio" above.

  There are no limitations with respect to the percent of the assets of the State Street Research Diversified Portfolio that may be invested in each of the three portions described above. Thus, from time to time it may invest entirely in equity securities, entirely in fixed-income debt securities, entirely in short-term money market instruments, or any combination of these types of securities in accordance with the full, complete and total discretion of State Street Research, subject to the oversight of Metropolitan Life and the Board of Directors of the Fund.

  The State Street Research Diversified Portfolio seeks to diversify investments across a broad range of equity and debt securities which range changes over time. depending on the current economic environment. This difficult task depends on the ability to select appropriate investments at the appropriate time in light of anticipated changes in market conditions. The State Street Research Diversified Portfolio also is designed to reduce the risks associated with investments in any one type of security by utilizing a variety of investments. However, the performance of the Portfolio will depend upon State Street Research's judgment and ability to structure the investments in the Portfolio in anticipation of changing market conditions. Obviously, there is no assurance that such goals will be achieved.

State Street Research Aggressive Growth Portfolio

  The primary investment objective of the State Street Research Aggressive Growth Portfolio is to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations. Current income is not a consideration in the selection of investments for the Portfolio.

  The Portfolio seeks to invest in less mature companies with the potential for rapid growth. The

                                 PROSPECTUS 9

 ...............................................................
Portfolio also invests in securities of companies considered to be undervalued or to be special situations. A special situation can include, the stock of larger and more mature companies that trade at prices below what State Street Research believes to be the companies' intrinsic value, and therefore offer the potential for above-average investment returns. The Portfolio also seeks to identify securities that are undervalued due to adverse operating results, economic or industry conditions or unfavorable publicity. Capitalization of the companies in which the Portfolio invests can range across the full spectrum from small to large capitalization.

  The State Street Research Aggressive Growth Portfolio may not be suitable for all investors because of the risks described below. Investing in stocks of companies that offer high appreciation potential involves greater risk than is customarily associated with investing in more established companies. Investment in relatively less mature companies involves certain risks since such companies often have limited product lines, markets or financial resources, and their management may lack depth of experience. The common stocks of less mature companies frequently are traded only on smaller securities exchanges or in the over-the-counter market. Therefore, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.

MetLife Stock Index Portfolio

  The investment objective of the MetLife Stock Index Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P Index") (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the S&P Index. The S&P Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. In choosing the 500 stocks which are included in the S&P Index, Standard & Poor's Equity Services considers market values and industry diversification. Most of the stocks in the S&P Index are issued by companies among the largest, in terms of the aggregate market value of their outstanding stock, measured by the market price per share multiplied by the number of shares outstanding. Stocks that are not among the five hundred largest are included in the S&P Index for diversification purposes. Standard & Poor's Equity Services may, from time to time, add or remove stocks from the S&P Index. Standard & Poor's Equity Services is not a sponsor of, or in any other way affiliated with, the Fund.

  The MetLife Stock Index Portfolio attempts to duplicate the total return of the S&P Index while maintaining low transaction costs. The Portfolio will invest in equity securities that, as a group, reflect the composite performance of the S&P Index based on a computer program that tracks the performance of the various stocks in the S&P Index. As is the case with the S&P Index, the Portfolio will invest in both dividend paying and non-dividend paying common stocks. The Portfolio may not own, at the same time, each individual stock in the S&P Index. The Portfolio, upon commencement of operations, held about 350 of the stocks included in the S&P Index. Since the commencement of operations, the number has increased to include approximately all of the stocks in the S&P Index as the Portfolio has grown in total assets.

  The MetLife Stock Index Portfolio uses a correlation coefficient to measure the relationship between the performance of the Portfolio and the S&P Index. A perfect correlation would produce a coefficient of 1.00 which would be achieved when the Portfolio's net asset value, including the value of its dividends, increases or decreases in exact proportion to the change in the S&P Index. The Portfolio will attempt to maintain a target correlation coefficient of at least .95. If this target is in danger of not being achieved, the components of total return of both the Portfolio and the S&P Index would be broken down to determine the source of the difference so that corrective steps could be taken.

  The Portfolio may also diversify differently by industry segment (such as automotive industry, airline industry, electronics industry) than does the S&P Index. Initially approximately 60% of the assets in the Portfolio were allocated based on a simple capitalization basis, with the remaining assets allocated on an industry weighted basis. The Portfolio will be rebalanced only if it deviates from the appropriate weightings by a certain percent depending on the particular stock or industry. The Portfolio will not purchase any common stock that is not included in the S&P Index.

  Under normal circumstances, at least 75% of the total assets of the Portfolio will be common stocks included in the S&P Index. (Circumstances that would not be considered normal include an unusual cash flow pattern such as an unexpectedly large inflow of cash which the portfolio manager is unable to invest quickly and completely in such stocks because of the amount of the cash, or a major catastrophe like atomic war or a natural disaster which prevents investment in common stocks.) A portion of the Portfolio may temporarily be invested in short-term investments of the type described in the first paragraph under "State Street Research Money Market Portfolio," pending withdrawal or investment.

                                 PROSPECTUS 10

 ...............................................................
  The MetLife Stock Index Portfolio will not utilize a defensive investment approach in periods of adverse market conditions such as generally declining stock prices. Therefore, an investor participating in the Portfolio bears the risk of such adverse market conditions. The Portfolio's return may be lower than the return of the S&P Index because of brokerage and other transaction costs, other Portfolio or Fund expenses, and tracking error.

  The MetLife Stock Index Portfolio will not trade in securities for short-term profits. Generally, the Portfolio will only trade securities to reflect changes in the S&P Index or to carry out appropriate rebalancing for diversification purposes or to more closely track the return of the S&P Index.

FUNDAMENTAL INVESTMENT POLICIES

  The Fund has adopted the following fundamental policies relating to the investment of assets of the Portfolios and their activities. Additional fundamental investment policies are described in the Fund's Statement of Additional Information at "Investment Practices and Policies." The fundamental policies discussed below and in the Statement of Additional Information, unlike the general objectives and policies discussed above, may not be changed without approval by the requisite vote of the outstanding voting shares of each Portfolio affected. Unless otherwise indicated, all restrictions apply at the time of purchase.

  No Portfolio may:

    1. write call options which are not covered options (see "Writing Covered Put and Call Options and Purchasing Put and Call Options" under "Other Investment Practices");

    2. write put options, except to close out option positions previously entered into;

    3. invest in commodities or commodity contracts, except that: (i) any Portfolio that invests in equity securities may purchase and sell stock index futures contracts, may write covered call options and purchase put and call options on such stock index futures contracts and may enter into closing transactions with respect to such options; (ii) all Portfolios may purchase and sell interest rate futures contracts, may write covered call options and purchase put and call options on such interest rate futures contracts and may enter into closing transactions with respect to such options; and (iii) all Portfolios may write covered call options and purchase put and call options on indices and may enter into closing transactions with respect to such options, to the extent that investment in a particular index is economically appropriate for the management of the Portfolio's underlying securities and consistent with its investment objective(s) and policies;

    4. make loans, provided, however, that this restriction shall not prohibit a Portfolio from (a) entering into repurchase agreements (see "Investment Practices and Policies" in the Statement of Additional Information), (b) purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors (whether or not publicly distributed) and (c) making loans of its portfolio securities or other assets which do not thereupon cause in excess of 20% of the value of the Portfolio's total assets to consist of loaned securities or assets (see "Lending of Portfolio Securities" in the Statement of Additional Information for a discussion of additional risks associated with such practice); or

    5. purchase securities of foreign issuers if more than 10% of the value of the Portfolio's total assets would thereupon be invested in such securities. However, up to 25% of the value of the Portfolio's total assets may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof,
  (ii) assumed or guaranteed by domestic issuers or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange. (See "Foreign Securities" for a discussion of additional risks associated with such investments.)

OTHER INVESTMENT PRACTICES

  Writing Covered Put and Call Options and Purchasing Put and Call Options. In order to earn additional income or as a hedge against or to minimize anticipated declines in the value of its securities, each Portfolio may write
(sell) covered call options on securities and stock indices and may purchase call options to close out covered call options previously entered into.

  As a general matter, a call option gives the holder (purchaser) the right to buy and obligates the writer (seller) to sell, in return for a premium paid, the underlying security or currency at the exercise price during the option period. As a general matter, a put option gives the holder (purchaser) the right to sell and

                                 PROSPECTUS 11

 ...............................................................
obligates the writer (seller) to purchase, in return for a premium paid, the underlying security or currency at the exercise price during the option period. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security. The Portfolios will write covered call options only with respect to equity securities, bonds, stock and bond indices and currencies which correlate with that Portfolio's particular portfolio securities.

  Options written by the Portfolios will be "covered" by segregating liquid assets with the Fund custodian that at all times at least equal the Fund's obligations under options it has written, by purchasing an appropriate offsetting option or other derivative instruments, or (in the case of a call option written by the Fund) owning the securities or other investments subject to the options.

  Each Portfolio may also purchase put and call options with respect to securities and indices that correlate with that Portfolio's securities. A Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities. As the holder of a put option with respect to individual securities, the Portfolio has the right to sell the securities underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, the Portfolio has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index. A Portfolio may purchase call options in order to acquire the securities underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities, the Portfolio obtains the right to purchase the underlying security at the exercise price at any time during the option period. With respect to options on an index, the holder of a call option obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option. The Portfolios will write only covered options that are listed on recognized securities exchanges.

  Although these investment practices may be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the security subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options--the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; writing covered put options-- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options--possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of index options will depend upon the extent to which price movements in the portion of the securities portfolios being hedged correlate with price movements in the selected index. Perfect correlation may not be possible because the securities held or to be acquired by a Portfolio may not exactly match the composition of the index on which options are written. If the forecasts of the manager or a sub-investment manager, as applicable, regarding movements in securities prices or interest rates are incorrect, the Portfolio's investment results may have been better without the hedge. A more thorough description of these investment practices and their associated risks is contained in the Fund's Statement of Additional Information.

  The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" below.

  Futures Contracts and Options on Futures Contracts. All the Portfolios except the MetLife Stock Index Portfolio may purchase and sell futures contracts on debt securities and indices of debt securities (i.e. interest rate futures contracts) as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or as an efficient means to adjust their exposure to the bond market. The State Street Research Growth, State Street Research Diversified, State Street Research Aggressive Growth and MetLife Stock Index may, where appropriate, enter into futures contracts on equity securities or stock indices to provide a hedge for a portion of that particular Portfolio's equity holdings or to enhance return. Stock index futures contracts may be used as a way to implement either an increase or decrease in portfolio exposure to the equity markets in response to changing market conditions.

                                 PROSPECTUS 12

 ...............................................................

  Each Portfolio may also write (sell) covered call options on, and purchase put and call options on, futures contracts of the type which that Portfolio is permitted to purchase or sell, and may enter into closing transactions with respect to such options on futures contracts purchased or sold. In each case, options on futures contracts will be used only for the same purposes that the Portfolio may use futures contracts. The Portfolios will not enter into futures contracts or write options on futures for leveraging purposes and will only enter into futures contracts or related options that are traded on a recognized futures exchange. No Portfolio will enter into futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's open futures contracts and options written on futures and premiums paid for unexpired options on futures contracts would exceed 5% of the value of that Portfolio's total assets; provided, however, that in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount may be excluded in calculating the 5% limitation.

  The use of futures contracts by the Portfolios entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Portfolio's income due to the use of hedging; possible reduction in value of both the securities or currency hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities or currencies being hedged; and potential losses in excess of the amount initially invested in futures contracts themselves. If the expectations of the investment manager or a sub-investment manager, as applicable, regarding movements in securities prices, interest rates or exchange rates are incorrect, a Portfolio may have experienced better investment results without use of these instruments. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities. A further discussion of futures contracts and options and their associated risks is contained in the Statement of Additional Information.

  Foreign Securities. Subject to the restrictions contained in fundamental investment policy number 5 and each Portfolio's investment objectives and policies, each Portfolio may purchase securities of foreign issuers (including foreign governments) or securities denominated in foreign currencies.

  When investing in common stocks and equity-related securities of foreign issuers, the Portfolios may purchase ADRs, EDRs, IDRs and GDRs. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank, or trust company, that evidence ownership of non-U.S. securities. GDRs are securities convertible into equity securities of foreign issuers. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are traded on non-U.S. exchanges or in non-U.S. over-the-counter markets and, generally, are in bearer form. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities because (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are generally readily available, and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting, and financial reporting standards as domestic issuers.

  Each Portfolio may also, in accordance with its specific investment objectives, policies and restrictions, purchase high-quality U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g. Yankee securities), or may be registered abroad and traded exclusively in foreign markets (e.g. Eurodollar securities).

  Although investments in foreign securities by each Portfolio may reduce overall risk by providing further diversification, investments in securities of foreign issuers, particularly non-governmental issuers, involve certain specific risks which are not ordinarily associated with investments in domestic issuers. The securities of non-U.S. issuers held by the Portfolios generally will not be registered under, nor will the issuers thereof be subject to, the reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Companies outside the United States are not subject to the same accounting, auditing, and financial reporting standards, practices, and requirements applicable to domestic companies. Stock markets outside the United States may not be as developed or as efficient as those in the United States, and government supervision and regulation of those stock markets and brokers is not identical to that in the United States. The securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies, and settlement of transactions with respect to such securities may sometimes be delayed beyond periods

                                 PROSPECTUS 13

 ...............................................................
customary in the United States, which might present liquidity concerns. Further, fixed brokerage commissions on certain non-U.S. stock exchanges are generally higher than negotiated commissions on United States exchange-listed securities, and custodial costs with respect to these securities generally exceed domestic costs. In addition, with respect to some countries, there is the possibility of unfavorable changes in investment or exchange control regulations, expropriation, or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolios, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Further, the value of each Portfolio's securities denominated in foreign currencies will be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies.

  The portfolio managers will consider these and other factors before investing in foreign securities, and no such investments will be made unless, in their view, the potential benefits to a Portfolio are deemed to outweigh the risks and such investments will meet the policies, standards and objectives of a particular Portfolio.

  Forward Foreign Currency Exchange Contracts. When the Portfolios invest in securities denominated in currencies other than U.S. dollars, such securities may be affected favorably or unfavorably by changes in currency rates. Each Portfolio (except the MetLife Stock Index Portfolio) may use forward foreign currency exchange contracts ("forward currency contracts") to hedge the currency risk relating to securities denominated or traded in a foreign currency that are purchased, sold, or held by that Portfolio. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Except as discussed in the following paragraph, the Portfolios may enter into forward currency contracts under two circumstances. First, when a Portfolio has entered into a contract to purchase or sell a security denominated in or exposed to a foreign currency, that Portfolio may be able to protect itself against a possible loss, between the trade date and the settlement date for such security, resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency in which such security is denominated or exposed, by entering into a forward currency contract in U.S. dollars for the purchase or sale of foreign currency. However, this practice may limit potential gains which might result from a positive change in such currency relationships. Second, when the management for a Portfolio believes that the currency of a particular country may suffer or enjoy a substantial movement against the U.S. dollar (or another currency), that Portfolio may enter into a forward currency contract to sell or buy an amount of foreign currency approximating the value of some or all of that Portfolio's securities denominated in or exposed to foreign currency. Portfolios that invest in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated or traded, a strategy known as "proxy hedging." Although foreign currency transactions will be used primarily to protect a Portfolio's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the Portfolio's total return could be reduced. The forecasting of currency market movements is extremely difficult and whether such a hedging strategy will be successful is highly uncertain.

  Mortgage-Related Securities. The Portfolios may invest in Fannie Maes, Freddie Macs, Collateralized Mortgage Obligations ("CMOs"), and related securities, including Ginnie Maes and mortgage-backed securities. Such mortgage-related securities represent a direct or indirect interest in a pool of mortgages. They may be issued or guaranteed by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. In the event of sufficient early prepayments on the underlying mortgages, the mortgage-related securities owned by the Portfolio may be retired prior to their maturity. Such early retirement could involve the loss of any premium the Portfolio paid when it acquired the investment and could result in the Portfolio's reinvesting the proceeds at a lower interest rate than the retired security paid. Because of the early retirement feature, mortgage-related securities may be more volatile than many other fixed-income investments.

  Also CMOs and other mortgage-related securities are valued based on expected prepayment rates. Changing expectations about prepayment rates (due to changing interest rates or other factors) will result in higher or lower market values for these securities after they are purchased by a Portfolio. The foregoing

                                 PROSPECTUS 14

 ...............................................................
characteristics can cause the market value of CMOs and other mortgage-related securities to increase less in a decreasing interest rate environment and to decrease more in an increasing interest rate environment than would be the case with respect to otherwise comparable debt securities that are not subject to prepayment features.

  All of the Portfolios except for the State Street Research Money Market Portfolio and MetLife Stock Index Portfolio may also purchase "IOs," which are entitled to the interest payments from a class or series of mortgage-related securities, and "POs," which are entitled to the principal payments. As compared with mortgage-related securities that provide for periodic interest payments, POs generally will experience greater increases in value in response to falling interest rates or increases in prepayment rates as originally estimated. Conversely, they will decrease in value more as a result of increasing interest rates or reductions from originally estimated prepayment rates. IOs also are highly volatile, and their value will generally change in the opposite direction from changes in the related POs' value as a result of changes in interest rates or prepayment rates as originally estimated. If the underlying mortgages are prepaid, the IOs have no further value and a Portfolio, therefore, may not recover all of its investment.

  Common and Preferred Stocks. Stocks represent shares of ownership in a company. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indices. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

  Convertible Securities and Warrants. Securities convertible into common stocks consist primarily of bonds or preferred stocks which have warrants attached or which are exchangeable into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

  Private Placements. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Certain privately offered securities are Rule 144A securities which can be resold only to certain qualified institutional buyers. Private Placements may be illiquid and their sale may involve substantial delays and additional costs. The absence of a trading market may make it difficult to ascertain a market value for an illiquid or restricted investment. Rule 144A securities may be considered liquid under procedures adopted by the Fund's Board of Directors.

  Zero Coupon Securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Portfolio is required to distribute the income on zero coupon securities to Portfolio shareholders as the income accrues, even though the Portfolio is not receiving the income in cash on a current basis. Thus the Portfolio may have to sell other investments to obtain cash to make income distributions. Zero coupon securities are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest.

  Purchasing Securities on a "When-Issued" Basis. The purchase of securities on a "when-issued" basis means that a Portfolio will enter into a commitment to buy the security before the security has been issued. The Portfolio's payment obligation and the interest rate on the security are determined when the Portfolio enters into the commitment. The security is typically delivered to the Portfolio 15 to 120 days later. No interest accrues on the security between the time the Portfolio enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of the loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when the Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on

                                 PROSPECTUS 15

 ...............................................................
other, comparable securities at the time of delivery. If the Portfolio has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

MANAGEMENT OF THE FUND
 ...............................................................................

  The directors, in addition to reviewing the actions of the Fund's investment manager and sub-investment manager as set forth below, decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. A listing of the Board of Directors and the officers of the Fund is set forth under "Directors and Officers" in the Statement of Additional Information.

  Metropolitan Life is the investment manager and principal underwriter and distributor for the Fund. Metropolitan Life also manages investment assets owned by it, by certain companies affiliated with it and by certain other entities. Metropolitan Life is a mutual life insurance company which sells insurance policies and annuity contracts. On December 31, 1997, it had total life insurance in force of approximately $1.7 trillion and total assets under management of approximately $330.3 billion. Metropolitan Life is the parent of Metropolitan Tower.

  State Street Research is the sub-investment manager with respect to the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Money Market and State Street Research Aggressive Growth Portfolios. State Street Research is a Delaware corporation, and is a wholly-owned indirect subsidiary of Metropolitan Life, which currently provides investment research and management services to a family of mutual funds and a limited number of other substantial institutional clients, such as trustees for corporate pension plans, endowments and foundations. State Street Research has a history that dates to 1924, with the founding of America's second mutual fund. On December 31, 1997, State Street Research and its subsidiaries had investment arrangements in effect for about $47.3 billion in assets. State Street Research's fees for sub-investment management services are paid by Metropolitan Life.

  Metropolitan Life, subject to review by the Fund's Board of Directors, is responsible for the overall management of each Portfolio and has ultimate responsibility for making decisions to buy, sell or hold any particular security for each Portfolio and day-to-day responsibility for making such decisions for the MetLife Stock Index Portfolios. The sub-investment manager that has been appointed for each Portfolio have the day-to-day responsibility for making decisions to buy, sell or hold any particular security for that Portfolio. Metropolitan Life is also obligated to perform general administrative and management services for the Fund.

  For providing investment management services, Metropolitan Life receives monthly compensation from each Portfolio computed by applying the following annual percentages to the average daily value of the aggregate net assets of that Portfolio:

State Street Research Money Market Portfolio;  .25%
MetLife Stock Index Portfolio
State Street Research Growth Portfolio         .55% of the first $500 million,
                                               .50% of the next $500 million;
                                               and .45% over $1 billion
State Street Research Income Portfolio         .35% of the first $250 million,
                                               .30% of the next $250 million;
                                               and .25% over $500 million
State Street Research Diversified Portfolio    .50% of the first $500 million,
                                               .45% of the next $500 million;
                                               and .40% over $1 billion
State Street Research Aggressive Growth        .75% of the first $500 million,
Portfolio                                      .70% of the next $500 million;
                                               and .65% over $1 billion

  During 1995, 1996 and 1997, fees aggregated $12,612,476, $18,514,310, and
$28,217,594, respectively, for the six Portfolios described in this Prospectus.

  During 1995, 1996 and 1997, sub-investment management fees for the State Street Research Growth, State Street Research Income, State Street Research Diversified, and State Street Research Aggressive Growth Portfolios aggregated $10,412,734, $14,979,746 and $19,202,150, respectively. During 1997, sub-
investment management fees for the State Street Research Money Market Portfolio aggregated $44,247. No sub-investment management fees were paid to State Street Research with respect to the State Street Research Money Market Portfolio during 1995 and 1996, because State Street Research did not become sub-investment manager for such Portfolio until August 1, 1997.

  The Fund has no responsibility for the payment of fees to State Street
Research:

  John T. Wilson is the portfolio manager for the State Street Research Growth Portfolio and for the equity portion of the State Street Research Diversified Portfolio. Mr. Wilson is a member of the State Street Research Equity Group's Growth Team and a Senior Vice President of the Firm. Mr. Wilson joined the Firm in 1996 as a portfolio manager. Before joining State Street

                                 PROSPECTUS 16

 ...............................................................
Research, Mr. Wilson served as a portfolio manager with Phoenix Investment Counsel, Inc. He received a B.A. from Trinity College and an M.B.A. from Duke University. Mr. Wilson has six years of investment experience.

  Kim M. Peters manages the State Street Research Income Portfolio and the fixed income portion of the State Street Research Diversified Portfolio. Mr. Peters is the lead portfolio manager for the State Street Research Fixed Income Group's Corporate Team and is a Senior Vice President of the firm. He joined State Street Research in 1986 as a security analyst, was named Vice President in 1993 and became Senior Vice President in 1994. Mr. Peters previously served as Registration and Compliance Specialist at the State Historical Society of Wisconsin. He earned an A.B. from Clark University, an M.S. from the University of Wisconsin and an M.B.A. from the University of Wisconsin Graduate School of Business. He has ten years of investment experience.

  Commencing in February, 1998, Richard J. Jodka became portfolio manager for the State Street Research Aggressive Growth Portfolio. Mr. Jodka is currently Senior Vice President of State Street Research. During the past five years he was an officer and portfolio manager with Frontier Capital Management and Putnam Investments, Inc. Mr. Jodka received a B.A. from Villanova University and an M.B.A. from Boston University.

  Prior to May 16, 1993, Metropolitan Life was obligated to pay all expenses of each Portfolio that was in operation at the time. Since that date, the Fund has been obligated to pay all of its own expenses. However, Metropolitan Life reserves the right, in its sole discretion, to pay all or a portion of the expenses of the Fund or any of the Portfolios, and to terminate such voluntary payment at any time upon notice to the Board of Directors and affected shareholders of the Fund.

GENERAL INFORMATION ABOUT THE FUND AND ITS SHARES
 ...............................................................................

  The Fund was incorporated under the laws of the State of Maryland on November 23, 1982 and filed articles supplementary with the State of Maryland with respect to the State Street Research Diversified Portfolio on October 25, 1984, with respect to the State Street Research Aggressive Growth and three other Portfolios on October 19, 1987 and February 2, 1988, with respect to the MetLife Stock Index Portfolio on January 30, 1990. The authorized capital stock of the Fund consists of 2,000,000,000 shares of common stock, par value $0.01 per share. The shares of common stock are presently divided into thirteen classes (or series) including: State Street Research Growth Portfolio common stock, State Street Research Income Portfolio common stock, State Street Research Money Market Portfolio common stock, State Street Research Diversified Portfolio common stock, State Street Research Aggressive Growth Portfolio common stock, MetLife Stock Index Portfolio common stock, State Street Research International Stock Portfolio common stock, Loomis Sayles High Yield Bond Portfolio common stock, T. Rowe Price Small Cap Growth Portfolio common stock, Janus Mid Cap Portfolio common stock and Scudder Global Equity Portfolio common stock. Each class currently consists of 100,000,000 shares. The Board of Directors of the Fund may classify and reclassify any authorized and unissued shares of capital stock, and the Fund reserves the right to issue additional classes of shares without the consent of shareholders.

  As a Maryland corporation, the Fund is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Fund, is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolios; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors have been elected by shareholders. The Fund expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Fund. The Fund has the obligation to assist in such shareholder communications. Except as set forth above, directors will continue in office and may appoint successor directors.

  All shares of common stock, of whatever class, are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Portfolios differ. In such a case, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shares in one Portfolio on such a matter would not generally be a prerequisite to approval or disapproval by shares in another Portfolio; and shares in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in fundamental investment policies of a particular Portfolio and approval of changes in any investment management agreement relating to a particular Portfolio.
                                 PROSPECTUS 17

 ...............................................................

  Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio and to receive its pro rata share of the assets of such Portfolio remaining after satisfaction of outstanding liabilities upon liquidation or dissolution. For these purposes, and for purposes of determining the sale and redemption prices of shares, any assets which are not clearly allocable to a particular Portfolio or Portfolios are allocated in the manner determined by the Board of Directors. Accrued liabilities which are not clearly allocable to one or more Portfolios would generally be allocated among the Portfolios in proportion to their relative net assets before adjustment for such unallocated liability. In the unlikely event that any Portfolio incurred liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

  Metropolitan Life provided the initial capital for the Fund by purchasing for its general account an amount of shares of each of the Portfolios. Metropolitan Life has withdrawn portions of such investments from time to time, but has agreed not to make any redemption request if it would reduce the Fund's net worth below $100,000. Metropolitan Life has paid all of the organizational expenses of the Fund and will not be reimbursed by the Fund.

  Owners of Contracts supported by separate accounts registered as unit investment trusts under the Investment Company Act of 1940 have certain voting interests in respect of Fund shares. See the prospectus for the Contracts or other material which is attached at the front of this Prospectus for a description of the rights granted such Contract owners to instruct voting of Fund shares. The Fund has been advised that shares held by Metropolitan Life in its general account and in a separate account not registered as a unit investment trust will be voted in the same proportion as the shares held by the Insurance Companies in their separate accounts registered as unit investment trusts. As of March 10, 1998, Metropolitan Life owned in its general account and in the separate account not registered as a unit investment trust approximately 3.42%, 2.93%, 3.52%, 26.89%, 4.40% and 4.22%, respectively, of the outstanding shares of the State Street Research Growth Portfolio, State Street Research Income Portfolio, State Street Research Diversified Portfolio, State Street Research Money Market Portfolio, State Street Research Aggressive Growth Portfolio, and MetLife Stock Index Portfolio.

  The Fund's Transfer and Dividend Paying Agent is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. State Street Research is not affiliated with State Street Bank and Trust Company.

DIVIDENDS, DISTRIBUTIONS AND TAXES
 ................................................................................

  The Fund intends to qualify as a "regulated investment company" under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, the Fund will not be subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders.

  It is the Fund's intention to distribute substantially all the net investment income, if any, of each Portfolio. The Fund must distribute by the end of each calendar year substantially all the ordinary income and capital gains of each Portfolio to avoid the imposition of an excise tax on certain undistributed amounts (see "Taxes" in the Statement of Additional Information). For dividend purposes, net investment income of each Portfolio will consist of all payments of dividends or interest received by such Portfolio (plus or minus any amortized purchase discount or premium, less the estimated expenses of such Portfolio). Dividends from investment income of the Portfolios are expected to be declared annually and reinvested in additional full and fractional shares of the Portfolio. However, the Board of Directors may decide to declare dividends at other intervals.

  All net realized long or short-term capital gains of the Fund, if any, are declared and distributed at least annually either during or after the close of the Fund's fiscal year to the shareholders of the Portfolio or Portfolios to which such gains are attributable and are reinvested in additional full and fractional shares of the Portfolio.

  For a discussion of the impact on Contract owners of income taxes the Insurance Companies may owe as a result of (a) their ownership of Fund shares,
(b) their receipt of dividends and distributions thereon, and (c) their gains from the purchase and sale thereof, reference should be made to the prospectus or other material for the Contracts attached at the front of this Prospectus.

SALE AND REDEMPTION OF SHARES
 ................................................................................

  Metropolitan Life is the principal underwriter and distributor of the Fund's shares. Metropolitan Life is also the principal underwriter and distributor of the Contracts.

  The Insurance Companies place orders for the purchase or redemption of shares of each Portfolio, based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division, policy loans, loan repayments, and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Such

                                 PROSPECTUS 18

 ...............................................................
orders are effected, without sales charge, at the net asset value per share for each Portfolio determined as of 4:00 p.m., Eastern time, on that same date.

  The net asset value of the shares of each Portfolio of the Fund is determined once daily immediately after the declaration of dividends, if any, and is currently determined at the close of regular trading on the New York Stock Exchange. Absent extraordinary circumstances, regular trading on the New York Stock Exchange ends at 4:00 p.m., Eastern time, on each day during which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its shares might be materially affected.

  Net asset value per share of each Portfolio is calculated by dividing the value of all of that Portfolio's securities plus the value of its other assets (including dividends and interest received or accrued), less all liabilities (including accrued expenses and dividends payable), by the number of outstanding shares of the Portfolio. For purposes of determining the value of a Portfolio's assets, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date.

  Except with respect to short-term debt instruments having a remaining maturity of 60 days or less, securities, options and futures contracts held by the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth and MetLife Stock Index Portfolios will be valued at market value. Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis.

  The Fund will value all debt instruments held by the State Street Research Money Market Portfolio utilizing the amortized cost method of valuation. All other securities and assets of the State Street Research Money Market Portfolio will be valued in accordance with the preceding paragraph.

                                 PROSPECTUS 19

                         METROPOLITAN SERIES FUND, INC.

                             ---------------------

                          Principal Office of the Fund
                               1 Madison Avenue
                           New York, New York 10010

                             ---------------------

                              Investment Manager
                     Metropolitan Life Insurance Company
                              1 Madison Avenue
                           New York, New York 10010
                         (Principal Business Address)

                            Sub-Investment Manager
                           State Street Research &
                              Management Company
                             One Financial Center
                         Boston, Massachusetts 02111
                         (Principal Business Address)

                          Custodian and Transfer Agent
                     State Street Bank and Trust Company
                             225 Franklin Street
                         Boston, Massachusetts 02110
                         (Principal Business Address)

 NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMA-TION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PRO-SPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAV-ING BEEN AUTHORIZED BY THE FUND, METROPOLITAN LIFE OR STATE STREET RESEARCH. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OF-FERING MAY NOT LAWFULLY BE MADE.

98042GKZ(exp0599)MLIC-LD

                      STATEMENT OF ADDITIONAL INFORMATION
                                      for
                        METROPOLITAN SERIES FUND, INC.

  Metropolitan Series Fund, Inc., is an investment company designed to meet a wide range of investment objectives with its separate Portfolios. The eleven Portfolios currently available are: State Street Research Growth Portfolio, State Street Research Income Portfolio, State Street Research Money Market Portfolio, State Street Research Diversified Portfolio, State Street Research Aggressive Growth Portfolio, MetLife Stock Index Portfolio, State Street Research International Stock Portfolio, Loomis Sayles High Yield Bond Portfolio, Janus Mid Cap Portfolio, T. Rowe Price Small Cap Growth Portfolio and Scudder Global Equity Portfolio.

  This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 1998. A copy of the Prospectus may be obtained from Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Area 2H, telephone number (212) 578-4057.

  The date of this Statement of Additional Information is May 1, 1998.

One Madison Avenue, New York, New York 10010           Telephone (800) 553-4459

18000100038(0598)
98042 FXL(exp0599)MLIC-LD

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
  Investment Practices and Policies....................................... B- 3
   Money Market Instruments............................................... B- 3
   Mortgage-Related Securities............................................ B- 5
   Stripped Agency Mortgage-Backed Securities............................. B- 6
   High Yield Securities.................................................. B- 6
   Illiquid or Restricted Securities...................................... B- 7
   Warrants............................................................... B- 8
   Debt Instrument Ratings................................................ B- 8
   Certain Investment Limitations......................................... B-10
   Insurance Law Restrictions............................................. B-11
   Certain Investment Practices........................................... B-11
    Lending of Portfolio Securities....................................... B-11
    Options and Futures................................................... B-12
    Forward Foreign Currency Exchange Contracts........................... B-17
    Other Derivative Transactions......................................... B-19
   Industry Classifications............................................... B-20
  Directors and Officers.................................................. B-24
  Investment Management Arrangements...................................... B-25
   Investment Management Agreements and Sub-Investment Management Agree-
    ments................................................................. B-25
   Payment of Expenses.................................................... B-26
   Allocation of Portfolio Brokerage...................................... B-27
  Sale and Redemption of Shares........................................... B-33
  Taxes................................................................... B-35
  General Information..................................................... B-36
   Experts................................................................ B-36
   Custodian and Transfer Agent........................................... B-36
  Financial Statements.................................................... B-37

 ................................................................

INVESTMENT PRACTICES AND POLICIES
 ...............................................................................

MONEY MARKET INSTRUMENTS

  Certain money market instruments in which the State Street Research Money Market Portfolio and the State Street Research Diversified Portfolio may invest are described below. The State Street Research Income Portfolio, the State Street Research Growth Portfolio, the State Street Research Aggressive Growth Portfolio, the MetLife Stock Index Portfolio, the State Street Research International Stock Portfolio the Loomis Sayles High Yield Bond Portfolio, the Janus Mid Cap Portfolio, the T. Rowe Price Small Cap Growth Portfolio and the Scudder Global Equity Portfolio may also invest in such instruments to the extent otherwise consistent with their investment objectives. See "Investment Objectives and General Investment Policies" in the Prospectus.

  United States Government Securities: These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

  Government Agency Securities: These consist of debt securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Maritime Administration, General Services Administration and Tennessee Valley Authority. Instrumentalities include, for example, the National Bank for Cooperatives, each of the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Farm Credit Banks, Federal National Mortgage Association and the United States Postal Service. Such securities are backed by the full faith and credit of the United States (e.g. U.S. Treasury Bills), guaranteed by the United States Treasury (e.g. Government National Mortgage Association mortgage-backed securities), supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g. Federal National Mortgage Association Discount Notes) or supported by the issuing agency's or instrumentality's credit. Certain of the foregoing instruments which constitute mortgage-related securities are discussed under "Mortgage--Related Securities" below.

  Bank Money Investments: These include certificates of deposit and bankers' acceptances. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Except for the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios, a Portfolio will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least $1 billion and is a member of the Federal Deposit Insurance Corporation; provided that this limitation shall not prohibit investments in foreign branches or agencies of banks which meet the foregoing requirements. No Portfolio will invest in non-negotiable time-deposits maturing in more than seven days.

  Short-Term Corporate Debt Instruments: These include commercial paper (including variable amount master demand notes); i.e., short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

  Variable amount master demand notes are obligations of companies that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to arrangements between the Fund, as lender, and the companies, as borrowers. The Fund will have the right, at any time, to increase the amount lent up to the full amount provided by a note or to decrease the amount. The borrower will have the right, at any time, to prepay up to the full amount of the amount borrowed without penalty. Because the notes are direct lending obligations between the Fund and borrowers, they are generally not traded and there is no secondary market. However, the Fund will have the right to redeem a note at any time and receive face value plus accrued interest. Consequently, the Fund's ability to receive repayment will depend upon the borrower's ability to pay principal and interest on the Fund's demand. The Fund will invest only in either notes that have the ratings described below for commercial paper, or (because notes are not typically rated by credit rating agencies) unrated notes that are issued by companies that have the rating described below for issuers of commercial paper. The Fund does not expect that the notes will be backed by bank letters of credit. The Fund's investment manager or

 ................................................................
sub-investment managers, as applicable, will value the notes held by the Fund, taking into account such factors as the issuer's earning power, cash flows and other liquidity ratios.

  Also included are non-convertible corporate debt securities (e.g., bonds and debentures) with no more than two years (thirteen months with respect to the State Street Research Money Market Portfolio) remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than thirteen months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Issues with between thirteen months and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuation than longer term issues.

  Commercial paper investments at the time of purchase will be rated "A" ("A-1" or "A-2" with respect to the State Street Research Money Market Portfolio) by Standard & Poor's Ratings Group (Standard & Poor's) or "Prime" ("Prime-1" or "Prime-2" with respect to the State Street Research Money Market Portfolio) by Moody's Investor Services, Inc. (Moody's), or, if not rated, issued by companies having an outstanding debt issue rated at least "A" ("AA" or "Aa" with respect to the State Street Research Money Market Portfolio) by Standard & Poor's or by Moody's. The State Street Research Money Market Portfolio's investments in corporate bonds and debentures (which must have maturities at the date of settlement of thirteen months or less) must be rated at the time of purchase at least "AA" or its equivalent by at least two nationally recognized statistical rating organizations ("NRSROs") or by one NRSRO if only one has rated such securities ("Requisite NRSROs") or if unrated are of comparable investment quality. See below for a discussion of the aforementioned corporate bond and commercial paper ratings.

  Repurchase Agreements: Under these arrangements, a Portfolio would invest in securities subject to repurchase agreements with a bank or dealer. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires ownership of the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations.

  The underlying securities will consist only of U.S. Government or Government Agency Securities, certificates of deposit, commercial paper or bankers' acceptances or other money market instruments. For the State Street Research Money Market Portfolio, the underlying securities will consist of either (i) U.S. Government or Government Agency Securities or (ii) a security rated in the highest rating category by the requisite NRSROs' as defined above. Repurchase agreements will be collateralized by cash or the purchased (or equivalent) securities, and, during the term of a repurchase agreement, the seller will be required to provide such additional collateral as is necessary to maintain the value of all of the collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, such as under one week. Repurchase agreements will be entered into with primary dealers for periods not to exceed 30 days and only with respect to underlying money market securities in which the Fund may otherwise invest as described above. Repurchase agreements will not be entered into for a duration of more than seven days if, as a result, more than 15% (10% for the State Street Research Money Market and Scudder Global Equity Portfolios) of the value of a Portfolio's total assets would be invested in such agreements or other illiquid securities.

  Repurchase agreements could be viewed as a form of loan made by the Fund to the seller of the agreement, with the security subject to repurchase, in effect, serving as "collateral" for the loan. The Fund will in all cases seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or inadequacy of the "collateral," should the seller of the repurchase agreement fail financially. Also, the Fund could incur disposition costs in connection with disposition of the collateral if the seller defaults. The Fund will enter into repurchase agreements only with sellers deemed to be creditworthy and only when the economic benefit to the Fund is believed to justify the attendant risks. The Fund has adopted standards for the sellers with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

  Reverse Repurchase Agreements: These agreements involve the sale of money market securities held by a Portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The proceeds of the reverse repurchase agreement would be used to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized only when the interest income to be earned from the

 ................................................................
investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

  Reverse repurchase agreements could be viewed as a form of borrowing by the Fund and are therefore subject to the Fund's restrictions with respect to borrowing generally. See fundamental investment policy number 2. The Fund intends to take reasonable steps to ensure against the risk that it will have insufficient assets to repurchase securities subject to such agreements. With regard to each reverse repurchase agreement, therefore, the Fund intends to maintain in a segregated account liquid assets (such as cash, U.S. Government securities or other appropriate liquid assets) equal in value to the specified repurchase price or, if there is no specified price, to the proceeds received on the sale subject to repurchase plus accrued interest.

MORTGAGE-RELATED SECURITIES

  The Portfolios may invest in certain mortgage-related securities to the extent otherwise consistent with their investment objectives and policies.

  A mortgage-related security is an interest in a pool of mortgages. Most mortgage-related securities are pass-through securities, which means that they provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pool are paid off. The following types of mortgage-related securities, which represent the majority of the mortgage securities currently available, are issued by government-sponsored organizations formed to increase the availability of mortgage credit.

  Ginnie Maes: These are mortgage-backed pass-through certificates (Ginnie
Maes) that are issued by the Government National Mortgage Association (GNMA) and are guaranteed as to timely payment of interest and principal by GNMA and backed by the full faith and credit of the United States Government. Ginnie Maes represent partial ownership interests in a pool of mortgage loans which are individually insured by the Federal Housing Administration or by the Farmers Home Administration, or guaranteed by the Veterans Administration. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development.

  Fannie Maes and Freddie Macs: These are pass-through securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). FNMA guarantees full and timely payment of interest and principal on Fannie Maes and FHLMC guarantees full and timely payment of interest and full and ultimate payment of principal on Freddie Macs. These guarantees are backed, respectively, by the credit of FNMA, a federally chartered, privately owned corporation, and FHLMC, a federally chartered corporation owned by the Federal Home Loan Banks. In no circumstances does the full faith and credit of the United States Government guarantee any payments on the FNMA or FHLMC certificates. Although the Secretary of the Treasury of the United States has discretionary authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States Government nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner.

  The following types of mortgage-related securities may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-governmental securities may offer a higher yield but may also be subject to greater price fluctuation and risk than governmental securities.

  Mortgage-Backed Securities: These include mortgage pass-through bonds and mortgage-backed bonds. A mortgage pass-through bond is an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of single-family detached properties.

  Mortgage-related securities also include other debt obligations secured by mortgages on commercial real estate or residential properties.

  Many issuers or servicers of mortgage-related securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like other bond investments, the value of mortgage-related securities will tend to rise when interest rates fall, and fall when rates rise. Their value may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them or changes in the value of the underlying mortgages. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  Mortgage-related securities can have stated maturities of up to thirty years, depending on the length of the mortgages underlying the securities. In practice, unscheduled or early payments of principal on the underlying mortgages may make the securities' effective maturity shorter than this. For example, a security based on a pool of thirty-year mortgages is generally estimated to have an average life of twelve years. The relationship

 ................................................................
between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities.

  Certain mortgage-related securities may only be settled through privately owned clearing corporations whose solvency and creditworthiness are not backed by the United States Government or its agencies or instrumentalities. Certain operational problems of such clearing corporations may result in delays in settlement of mortgage-related securities transactions and may also result in losses to a Portfolio.

STRIPPED AGENCY MORTGAGE-BACKED SECURITIES

  Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described under "Collateralized Mortgage Obligations" in the Prospectus with respect to CMOs. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates.

  The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

  IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, are considered illiquid securities and, accordingly, a Portfolio must limit investments in such securities, together with all other illiquid securities, to 15% of a Portfolio's net assets. The determination of whether to purchase a particular government-issued IO and PO backed by fixed rate mortgages may be made on a case-by-case basis under guidelines and standards established by the Fund's Board of Directors. The Fund's Board of Directors has delegated to the manager and sub-investment managers, as applicable, the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue; and the number of dealers who make a market in the IO or PO.

HIGH YIELD SECURITIES

  The State Street Research Income, State Street Research Diversified, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Portfolios, as described in the Prospectus, invest or can invest in securities rated BBB or below by one of the nationally recognized statistical rating organizations ("NRSROs") or if unrated, will be of similar investment quality as determined by the manager or sub-investment manager, as applicable. Medium-grade bonds (rated, for example, BBB major rating category by an NRSRO) lack outstanding investment characteristics, but are regarded as having an adequate capacity to pay principal and interest. Such debt securities, as well as those in higher grade categories, are generally known as investment grade securities.

  Bonds rated BB or lower are generally known as high yield securities or "junk bonds." Such high yield securities are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation.

  The market values of such high yield securities tend to reflect individual corporate developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such high yield securities also tend to be more sensitive to real or perceived adverse economic conditions or changes in interest rates than higher rated securities.

  Companies that issue high yield debt securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the debt securities of such issuers generally is greater than is the case with higher rated bonds. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience "financial stress" and may not have sufficient revenues to meet their payment obligations. Such an issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments,

 ................................................................
or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Risk of loss due to default by the issuer is also significantly greater for the holders of high yield securities because such securities are generally unsecured and are generally subordinated to the debts of other creditors of the issuer.

  The Portfolios that invest in high yield securities may have difficulty disposing of certain high yield securities, particularly those perceived to have a high credit risk, because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is not an established retail secondary market for certain of these securities, and it is anticipated that such securities could be sold only to a limited number of dealers or institutional investors. Moreover, to the extent a secondary trading market for high yield debt securities does exist, it is generally less liquid than the secondary market for higher rated debt securities. The lack of a highly liquid secondary market for certain high yield securities may have an adverse impact on the market price for such debt securities and the Portfolio's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. The lack of a liquid secondary market for certain debt securities may also make it more difficult to obtain accurate market quotations for purposes of valuing certain of its high yield portfolio securities. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

  In addition, it is possible that an economic recession could severely disrupt the market for such securities. In addition, it is possible that an economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest on such securities.

  Factors adversely impacting the market value of high yield securities may adversely impact the net asset values of each Portfolio that invest in them, to the extent the Portfolio owns such securities. In addition, each such Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio securities. These Portfolios will not rely primarily on ratings of NRSROs, but, rather, will rely primarily on the judgment, analysis, and experience of the manager or sub-investment manager, as applicable, in evaluating the creditworthiness of any issuer of high yield securities. In their evaluation, the manager or sub-investment manager, as applicable, will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.

  From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals if enacted into law could: (i) reduce the market for such securities generally;
(ii) negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing; and (iii) negatively affect the value of specific high yield issuers and the high yield market in general. However, the likelihood of any such legislation being enacted in the near future or the actual effect of such legislation is uncertain.

ILLIQUID OR RESTRICTED SECURITIES

  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio should be in a position where more than 15% of the value of its net assets (10% as to the State Street Research Money Market and Scudder Global Equity Portfolios) is invested in illiquid assets, including illiquid restricted securities, such Portfolio will take appropriate steps to protect liquidity.

  Notwithstanding the above, a Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The manager and sub-investment managers, as applicable, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A

 ................................................................
are illiquid and thus subject to such Portfolio's restriction of investing no more than 15% of a Portfolio's net assets (10% as to the State Street Research Money Market and Scudder Global Equity Portfolios) in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the manager and sub-investment managers, as applicable, will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the manager and sub-investment managers, as applicable, could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, a review of the Portfolio that holds such security holdings of illiquid securities would be made to determine what, if any, steps are required to assure that such Portfolio does not invest more than 15% of its net assets (10% as to the State Street Research Money Market and Scudder Global Equity Portfolios) in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

WARRANTS

  Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

DEBT INSTRUMENT RATINGS

  The ratings of certain debt instruments in which the Portfolios may invest are described below.

DESCRIPTION OF CERTAIN CORPORATE BOND AND DEBENTURE RATINGS OF MOODY'S INVESTOR SERVICES, INC.:
 ................................................................................

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 ................................................................

  C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Should no rating be assigned by Moody's, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

DESCRIPTION OF CERTAIN CORPORATE BOND AND DEBENTURE RATINGS OF STANDARD & POOR'S RATINGS GROUP:

  AAA--An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA--An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A--An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB--An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB--An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC--An obligation rated CC is currently highly vulnerable to nonpayment.

  C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D--An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r--This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which

 ................................................................
are NOT addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DESCRIPTION OF COMMERCIAL PAPER RATINGS:
 ...............................................................................

  Commercial paper rated A (highest quality) by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

  The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of any parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

CERTAIN INVESTMENT LIMITATIONS

  The investment limitations not described in the Prospectus and generally common to the Portfolios are described below. The following four fundamental policies may not be changed without approval by the requisite vote of the outstanding voting shares of each Portfolio affected. Unless otherwise indicated, all restrictions apply at the time of purchase.

  No Portfolio may:

    1. make any investment which would thereupon cause more than 25% of the value of the total assets of the Portfolio to be invested in securities issued by companies principally engaged in any one industry, provided, however, that (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone will each be deemed a separate industry, (b) oil and oil related companies will be divided by type so that, for example, domestic crude oil and gas producers, domestic integrated oil companies, international oil companies and oil service companies will each be deemed a separate industry, (c) savings and loan associations and finance companies will each be deemed a separate industry, and (d) with respect to the money market portion of the State Street Research Diversified Portfolio and the State Street Research Money Market Portfolio, securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and with respect to the State Street Research Money Market Portfolio and the State Street Research Diversified Portfolio, debt securities issued by domestic banks (excluding foreign branches of domestic banks), shall not be subject to this restriction;

    2. borrow money or purchase securities on margin, provided, however, that this restriction shall not prohibit a Portfolio from (a) obtaining such short-term credits as are necessary for the clearance of portfolio transactions, (b) temporarily borrowing up to 5% (33 1/3% in the case of the Scudder Global Equity Portfolio) of the value of the Portfolio's total assets for extraordinary or emergency purposes, such as for permitting redemption requests to be honored which might otherwise require the sale of securities at a time when it is not in the Portfolio's best interests, (c) entering into reverse repurchase agreements with banks, or (d) with respect to the State Street Research International Stock, Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios, purchasing securities on a "when-issued" basis. Collateral arrangements entered into by the Portfolios to make margin deposits in connection with futures contracts, including options on futures contracts, are not for these purposes deemed to be the purchase of a security on margin. The aggregate amount of obligations identified in (a),
  (b) and (c) above, when incurred, will not exceed one-third of the amount by which the Portfolio's total assets exceed its total liabilities (excluding the liabilities represented by such obligations). If at any time a Portfolio's obligations of such type exceed the foregoing limitation, such obligations will be promptly reduced to the extent necessary to comply with the limitation. Scudder will not purchase

 ................................................................
  additional securities for the Scudder Global Equity Portfolio unless the aggregate amount of obligations identified in (b) and (c) above do not exceed 5%. The Fund will not issue senior securities, other than those which represent such type obligations. For purposes hereof, writing covered call and put options and entering into futures contracts and options thereon to the extent permitted in fundamental investment policy numbers 1, 2 and 3 in the Prospectus shall not be deemed to involve the issuance of senior securities or borrowings;

    3. engage in the underwriting of securities of other issuers, except to the extent that in selling portfolio securities, it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933; or

    4. make any investment in real estate interests that would thereupon cause more than 10% of the value of the Portfolio's total assets to be invested in real estate interests, including real estate mortgage loans, but this policy shall not be deemed to restrict investment in real estate investment trusts listed on stock exchanges or shares of real estate companies.

  The following investment restrictions may be changed without approval of shareholders.

  To the extent that 25% of the total assets of any Portfolio may become invested in the four oil related industries listed in paragraph 1.(b) above in the aggregate, the Fund will disclose such fact.

  No Portfolio will acquire securities for the purpose of exercising control over the management of any company or, except for the Janus Mid Cap Portfolio, if such acquisition would thereupon cause more than 25% of the value of the Portfolio's total assets to consist of (1) securities (other than securities issued or guaranteed by the United States Government, its agencies and instrumentalities) which, together with other securities of the same issuer, constitute more than 5% of the value of the Portfolio's total assets and (2) voting securities of issuers more than 10% of whose outstanding voting securities are owned by the Fund. With respect to the State Street Research Money Market Portfolio, no more than 5% of the Portfolio's total assets, at the time of purchase, will be invested in the securities of any one issuer (other than securities issued or guaranteed by the United States Government, its agencies and instrumentalities), except that it may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer for a period of three business days after the purchase of such securities. See "State Street Research Money Market Portfolio" in the Prospectus for additional limitations concerning diversification with respect to the State Street Research Money Market Portfolio.

  No Portfolio will purchase securities of other investment companies if such purchase would thereupon cause more than 10% of the value of the total assets in the Portfolio to be invested in the securities of investment companies or more than 5% of such value to be invested in the securities of any one investment company, or would cause the Fund to own more than 3% of the total outstanding voting stock of any such company (or together with other investment companies having the same investment adviser to own more than 10% of the total outstanding voting stock of any closed-end investment company). Securities of investment companies may also be acquired as part of a merger, consolidation, acquisition of assets or reorganization. In addition, no Portfolio will make any investment in repurchase agreements having a maturity of more than seven days or any other illiquid assets if, as a result, more than 15% (10% as to the State Street Research Money Market and Scudder Global Equity Portfolios) of the Portfolio's total assets would be invested in illiquid assets.

  The Fund will not make any short sale or, except for the Janus Mid Cap Portfolio, participate on a joint or joint and several basis in any trading account in securities. The latter policy, however, does not prohibit combining orders for portfolio securities as described in "Investment Management Agreements and Sub-Investment Management Agreements."

INSURANCE LAW RESTRICTIONS

  In order to be able to sell Contracts in New York, the investment manager for the Fund and each sub-investment manager for a Portfolio have agreed to use their best efforts to assure that each Portfolio of the Fund complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law, and the regulations promulgated thereunder, insofar as such investment restrictions and limitations are applicable to the investment of separate account assets in mutual funds. If any Portfolio fails to comply with such restrictions or limitations, the Insurance Companies will cease making investments in that Portfolio for the separate accounts.

  Currently, the Fund is permitted by New York State law to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances. Also, Delaware Insurance Law, which governs Metropolitan Tower's investments, currently contains no requirements or limitations on the investments of assets held in a separate account formed for the purpose of issuing variable contracts.

 ................................................................

CERTAIN INVESTMENT PRACTICES

 LENDING OF PORTFOLIO SECURITIES:

  Subject to the restriction contained in fundamental investment policy number 4 in the Prospectus, each Portfolio from time to time may lend some of its securities to brokers, dealers and financial institutions and receive as collateral cash or United States Treasury securities which at all times while the loan is outstanding will be maintained by the borrower in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term high-grade securities, or in a mutual fund that invests in such investments which can increase the current income of the Portfolio lending its securities, since the Portfolio continues to receive payments equal to interest and dividends on the loaned securities during the period of the loan. Any gain or loss in the market value of loaned securities or securities in which cash collateral is invested during the term of the loan would also enure to the Portfolio.

  Loans of portfolio securities will not have terms longer than 30 days and will be terminable at any time. The Fund may pay reasonable finders, administrative and custodial fees to persons unaffiliated with the Fund for services in connection with such loans.

  Payments equal to the dividends, interest, and other distributions received by a Portfolio on loaned securities may, for tax purposes, be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to lend portfolio securities only to the extent that such activity does not jeopardize the Fund's qualification as a regulated investment company under the Internal Revenue Code (the "Code").

  If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities, while holding the borrower liable for any excess of the replacement cost over the amount of collateral. As with any extension of credit, there are risks of delay in recovery, and in some cases even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms deemed to be creditworthy and only when the economic benefit to the Fund is believed to justify the attendant risks. On termination of a loan, the borrower is required to return the loaned securities to the Fund.

 OPTIONS AND FUTURES:

  Options on Portfolio Securities and Currencies: Subject to the restrictions contained in fundamental investment policies numbers 1, 2 and 3 in the Pros-pectus, all the Portfolios may write (sell) covered call options and may purchase put and call options with respect to securities in their portfolio. In addition, the State Street Research International Stock Portfolio, Loomis Sayles High Yield Bond Portfolio, T. Rowe Price Small Cap Growth Portfolio, Janus Mid Cap Portfolio and Scudder Global Equity Portfolio may purchase put and call options on currencies and write covered put and call options on securities or currencies. The other Portfolios may write put options only to the extent necessary to close out option positions previously entered into. At the present time, the State Street Research Money Market Portfolio and the MetLife Stock Index Portfolio do not intend to write or purchase such options.

  A call option gives the purchaser of such option, in exchange for the option premium, the right to buy (and obligates the writer to sell) the underlying security or currency at the price specified in the option (the "exercise price") at any time until the option expires, generally within three to nine months. The exercise price, plus the option premium paid, will always be greater than the market price of the underlying security or currency at the time the option is written. A put option gives the purchaser of such option, in exchange for the option premium, the right to sell (and obligates the writer to purchase) the underlying security or currency at the exercise price at any time before the option expires.

  If a covered call or put option written by a Portfolio expires unexercised, the Portfolio will realize as income, in the form of a short-term capital gain, the premium it received for the sale of the option, less the brokerage commission it paid i.e., the "net premium." If a call option written by a Portfolio is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security or currency to the option holder at the exercise price. By writing a covered call option, the Portfolio foregoes, in exchange for the net premium, the opportunity to profit from any increase in the value of the underlying security or currency above the exercise price plus the premium paid. Therefore, call options may be written when the manager or a sub-investment manager, as applicable, believe that the security or currency should be held, but no increase in price or only a moderate increase within the option period is expected.

  By writing a covered put option, a Portfolio receives premium income but obligates itself to purchase from the option holder, at the price specified in the option, the particular security or currency underlying the option at any time prior to the expiration of the option period, regardless of the market value of the security or currency during the option period. Therefore, put options will be written when the manager or sub-investment manager, as applicable, believes that the security's or

 ................................................................
currency's price will rise during the exercise period and, consequently, the option will not be exercised.

  If an option purchased by a Portfolio expires unexercised, the Portfolio will experience a loss in the amount of the premium paid for the option. A put option will generally be exercised if the market price of the underlying security or currency falls below the exercise price. A call option will generally be exercised if the market price of the underlying security or currency exceeds the exercise price. Therefore, options may be purchased when the manager or sub-investment manager, as applicable, believes that, in the case of a put, the security or currency should be held but its market price may fall, or, in the case of a call, the security or currency should be purchased in the future and its market price may rise.

  In order to reduce the risk of loss, a Portfolio will write an option only if there is an organized market for the option on a recognized securities exchange except that the Janus Mid Cap and Scudder Global Equity Portfolios may write covered options "over the counter." A Portfolio will not sell the securities or currencies against which options have been written until after the option period has expired, a closing purchase transaction, if available, has been executed, a corresponding put or call option has been purchased or the written option is otherwise covered.

  Options are traded on certain recognized securities exchanges, including the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange and the Midwest Stock Exchange. The Portfolio may terminate its obligation as the writer of an option by purchasing on such exchange an option with the same exercise price and expiration date as the option previously written (a "closing purchase transaction"). If the Portfolio cannot enter into a closing purchase transaction (for example, because no such options are available for purchase), the Portfolio will continue to bear the risk of loss of the appreciation, if any, in the price of the underlying security or currency during the remaining term of the option, if it has written a call option, or the Portfolio will continue to be obligated to purchase the specified securities or currencies at the exercise price, regardless of the market value or exchange rate, if it has written a put option.

  Both sales and purchases of options require the Portfolio to pay brokerage commissions. To the extent that an option sold by the Portfolio is exercised, the Portfolio may incur brokerage commissions or other transaction costs in reinvesting the proceeds received upon such exercise. Also, writing covered call options can increase a Portfolio's turnover rate.

  When a Portfolio sells a covered call or put option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of the deferred credit subsequently will be marked-to-market to reflect the current value of the option written. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss, if the cost of a closing purchase transaction exceeds the net premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option sold by the Portfolio is exercised, the Portfolio will realize a long-term or short-term gain or loss from the sale of the underlying security or currency, and the proceeds of the sale will be increased by the premium previously received on the option. The writing of such call options will not affect the holding period of the underlying security. If a put option sold by the Portfolio is exercised, the Portfolio's cost for the security or currency purchased will be reduced by the premium previously received on the option written.

  Options on Indices: The State Street Research Growth, State Street Research Diversified, State Street Research Aggressive Growth, State Street Research International Stock, Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap, and Scudder Global Equity Portfolios may utilize options on stock indices. While it has no present intention to do so, the MetLife Stock Index Portfolio may in the future utilize such options. Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of the stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements in individual stocks.

  Upon payment of a specified premium at the time an option on a stock index is entered into, the purchaser of a call option on a stock index obtains the right to receive, upon exercise of the option, a sum of money equal to a multiple of any excess of the value of the specified stock index, on the exercise date, over the exercise or "strike" price specified by the option. The purchaser of a put option on a stock index obtains the right to receive, upon exercise of the option, a sum of money equal to a multiple of any excess of the strike price over the value of the stock index.

  The writer of a stock index option has obligations which correspond to the purchaser's rights. Thus, for example, the writer of a call option on a stock index, in consideration of the option premium received, has the

 ................................................................
obligation to pay, upon exercise, a dollar amount equal to a multiple of any excess of the value of the specified stock index on the date of exercise over the strike price specified in the option. The writer of a put option on a stock index, in consideration of the option premium received, has the obligation to pay, upon exercise, a dollar amount equal to a multiple of any excess of the value of the strike price specified in the option over the value of the specified stock index on the date of exercise.

  The Portfolios will cover call options written on a stock index by, for example, holding in a segregated account, with the custodian for the Fund, portfolio securities that substantially replicate the movement of the particular index upon which the call option was written or sufficient cash or liquid assets to cover the outstanding position. In addition, the Portfolios may also choose to cover call options written by holding a separate call option permitting the purchase of the same stock index at the same strike price. The Portfolios will cover put options on a stock index written by, for example, holding in a segregated account, with the custodian for the Fund, cash or liquid assets equal to the strike price of the put option or by holding a separate put option permitting the purchase of the same stock index at the same strike price.

  The State Street Research Growth, State Street Research Diversified and State Street Research Aggressive Growth Portfolios may write covered call options on a stock index and the State Street Research International Stock, Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios may write covered call and put options on a stock index for the same purposes as they might write covered call and put options on their portfolio securities.

  A securities index fluctuates with changes in the market values of the securities included in the index. For example, some options on securities indices are based on a broad market index such as the Standard & Poor's 500 or the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges, among others: The Chicago Board Options Exchange; New York Stock Exchange; and American Stock Exchange. Options on other types of securities indices, which do not currently exist, may be introduced and traded on exchanges in the future.

  Options on indices relating to certain debt securities, referred to as interest rate indices, may be introduced in the future. In the event that a liquid market develops for options on an interest rate index, and the Board of Directors of the Fund authorizes a particular Portfolio to use such an option, the Portfolio may do so. Where permitted, all the Portfolios may utilize options on interest rate indices in a manner similar to that described above with respect to options on stock indices.

  The Portfolios' purchase and sale of options on indices will be subject to the same risks as those applicable to options on individual securities. In addition, the distinctive characteristics of options on indices create certain risks that are not present with options on individual securities. For example, index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options may also be interrupted in certain circumstances, such as, for example, if trading were halted in a substantial number of securities included in the index. If this occurred, a Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, would be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. The Portfolios may purchase or write options only on indices which include a sufficient number of securities to minimize the likelihood of a trading halt in such options. In addition, the ability to establish and close out positions on options on indices will be subject to the development and maintenance of a liquid secondary market for such options. The Portfolios will not purchase or sell any option on an index unless and until, in the opinion of the investment manager or sub-investment manager, as applicable, the market for such options has developed sufficiently that the risk in connection with such transactions is acceptable.

  The effectiveness of hedging through the purchase of options on indices will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the indices on which options are written. In the purchase of options on indices the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in the price of the securities comprising the index for which the option has been purchased. In writing call options on indices, the principal risks are the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities. In writing put options on indices, the principal risks are the inability to effect closing transactions at favorable prices and the obligation to make a cash settlement relating to the stock index at prices which may not reflect current market values.

  Futures Transactions: A futures contract is an agreement to buy or sell a security or currency (or deliver

 ................................................................
a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price in the future. Trading in futures is regulated in the U.S. under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures contracts trade on certain regulated contract markets through an open outcry auction on the exchange floor. Consistent with their investment objectives and policies, the Portfolios may purchase or sell futures contracts to effect hedging transactions, to establish or decrease market exposure in an efficient manner or to enhance income. A hedge includes transactions in which the Portfolios utilize futures contracts in order to protect the value of underlying portfolio securities or the currencies in which they are denominated from adverse fluctuations in the financial markets.

  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

  Upon entering into a futures contract, a Portfolio is required to deposit with a futures commission merchant or in a segregated custodial account a certain percentage (presently less than 10%) of the futures contract's market value as "initial margin." Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract if all contractual obligations have been satisfied. The initial margin in most cases consists of cash or U.S. Government securities. Subsequent cash payments, called "variation margin," may be required as a result of marking the contracts to market on a daily basis as the contract value fluctuates.

  The use of futures contracts entails certain risks in addition to those stated below, including but not limited to: possible reduction in the Portfolio's income; possible reduction in value of both the securities or currencies hedged and the related futures contract; and potential losses in excess of the amount initially invested in the futures contracts themselves. The use of futures contracts requires special skills in addition to those needed to select portfolio securities or currencies.

  Stock Index Futures Contracts: The State Street Research Growth, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios, consistent with their investment objectives and policies, may use stock index futures to establish or decrease market exposure in an efficient manner, to attempt to reduce the risk of investments in equity securities by hedging portions of their underlying portfolios or to enhance income. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

  The State Street Research Growth, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios may engage in stock index futures transactions as a hedge against market risk resulting from market conditions and over-all economic prospects with respect to the value of portfolio securities held by the Portfolios or which the Portfolios intend to purchase, as distinguished from stock-specific risk resulting from the market's evaluation of the merits of a particular security. For example, a Portfolio might sell stock index futures contracts to hedge against a decline in the value of securities held in the Portfolio. Alternatively, a Portfolio might buy stock index futures contracts to hedge against a rise in the value of securities the Portfolio intends to acquire. A Portfolio may also use stock index futures to enhance income.

  A Portfolio's successful use of stock index futures contracts depends upon the ability of the manager or sub-investment manager, as applicable, to accurately assess the direction of the stock market and is subject to various additional risks. The correlation between movement in the price of the stock index futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Portfolio's securities diverges from the composition of the relevant index. In addition, the ability of a Portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract at any particular time. See also the risks noted above under "Futures Transactions."

  Interest Rate Futures Contracts: Each of the Fund's Portfolios, consistent with its investment objective

 ................................................................
and policies, may buy and sell futures contracts on interest-bearing securities (such as U.S. Treasury Bonds, U.S. Treasury Notes, three-month U.S. Treasury Bills, Eurodollar Certificates of Deposit, and GNMA certificates) for hedging purposes or to establish or decrease market exposure in an efficient manner. Further, in the event that a liquid market develops for futures contracts based on an interest rate index, and the Board of Directors of the Fund authorizes a particular Portfolio to use such futures contracts, the Portfolio may do so. Futures contracts on interest-bearing securities and interest rate indices are referred to collectively as "interest rate futures contracts." The Portfolios may engage in transactions in only those interest rate futures contracts that are traded on a commodities exchange or a board of trade and are standardized as to maturity date and underlying financial instrument.

  For example, a Portfolio might sell an interest rate futures contract to hedge against a decline in the market value of debt securities the Portfolio owns. A Portfolio might also purchase an interest rate futures contract to hedge against an anticipated increase in the value of debt securities the Portfolio intends to acquire. The risks of interest rate futures contracts are briefly described above in connection with the proposed use of stock index futures contracts and in the general description of "Futures Transactions." In addition, a Portfolio's successful use of interest rate futures contracts depends upon the ability of the manager or sub-investment manager, as applicable, to accurately assess interest rate moves. Further, because there are a limited number of types of interest rate futures contracts, it is likely that the financial futures contracts available to a Portfolio will not exactly match any debt securities the Portfolio intends to hedge or acquire. To compensate for differences in historical volatility between securities a Portfolio intends to hedge or acquire and the interest rate futures contracts available to it, the Portfolio could purchase or sell futures contracts with a greater or lesser value than any debt securities it wished to hedge or intended to purchase. This imperfect correlation between the interest rate futures contract and the debt securities being hedged is another risk.

  Currency Futures Contracts: The State Street Research International Stock, Loomis Sayles High Yield Bond, Scudder Global Equity, T. Rowe Price Small Cap Growth and Janus Mid Cap Portfolios may buy and sell futures contracts on currencies, to the extent described in the Fund's prospectus. The Portfolios may engage in transactions in only those currency futures contracts that are traded on a national or foreign commodities exchange or a board of trade and are standardized as to maturity date and the underlying financial instrument.

  Currency futures contracts may be used as a hedge against changes in prevailing currency exchange rates in order to establish more definitively the return on foreign securities held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell currency futures contracts to offset the effect of expected decreases in currency exchange rates and purchase such contracts to offset the effect of expected increases in currency exchange rates. A Portfolio may also use currency futures for any other purpose that it could use forward currency contracts. Although techniques other than the sale and purchase of currency futures contracts could be used for these purposes, currency futures contracts may be an effective and relatively low cost means of implementing these strategies.

  Options on Futures: Each Portfolio may purchase put and call options on the same types of futures contracts as it is permitted to purchase or sell directly, write (i.e., sell) covered call options on such futures contracts and enter into closing transactions with respect to such options. The State Street Research International Stock, T. Rowe Price Small Cap Growth, Loomis Sayles High Yield Bond, Janus Mid Cap and Scudder Global Equity Portfolios may also write covered put options on such futures contracts.

  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (to deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.

  When a Portfolio as a purchaser of an option on a futures contract exercises such option and assumes a long futures position in the case of a call, or a short futures position in the case of a put, its gain will be credited to its futures margin account. Any loss suffered by the writer of the option on a futures contract will be debited to its futures variation margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option (i.e., entering into a closing transaction) at a market price that will reflect an

 ................................................................
increase or a decrease from the premium originally paid as a purchaser or required as a writer.

  Options on futures contracts can be used by a Portfolio for the same purposes as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies themselves, it may or may not be less risky then direct ownership of the futures contract or the underlying securities or currencies.

  In contrast to a futures transaction, in which only transaction costs are involved, benefits received by a Portfolio as a purchaser in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio which purchased an option will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs. Purchasers of options who do not exercise their options prior to the expiration date will suffer a loss of the entire premium.

  If a Portfolio writes covered call or put options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may also partially offset favorable changes in the value of its portfolio securities or currencies. For example, the writing of a call option on a futures contract can constitute a partial hedge against declining prices of underlying securities or currencies. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio's holdings of securities or currencies.

  While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options at fairly established prices will be subject to the existence of a liquid market. A Portfolio will not purchase or write options on futures contracts unless, in the opinion of the manager or sub-investment manager, as applicable, the market for such options has sufficient liquidity that the risks associated with such options transactions are not unacceptable.

  Limitations on the Use of Futures Contracts and Options Thereon and Options on Indices: In instances involving the purchase or sale of a futures contract or the writing of covered call options on futures contracts, each Portfolio will be required to either (i) segregate cash or liquid assets that, together with any related margin deposits, are sufficient to cover the outstanding position or (ii) cover the futures contract or option written on such contract by owning the instruments or currency underlying the futures contract or option thereon or by holding a separate option permitting it to purchase or sell the same futures contract or option at the same strike price or better. In instances involving the writing of covered put options on futures contracts, the Portfolios will be required to (i) segregate cash or liquid assets that, together with any related margin deposits, at least equal the strike price of the put options written or (ii) purchase a put option on the same futures contract at the same strike price as that written by the Portfolio. Where such positions are covered by the segregation of sufficient cash, cash equivalents, other liquid securities or underlying securities, such amounts will be held in a segregated account with the Fund's custodian to collateralize the position, thereby insuring that the use of such futures contracts and options thereon is unleveraged.

  A Portfolio may not establish a position in a futures contract or an option thereon if immediately thereafter the sum of the amount of initial margin deposits on all open futures contracts and options the Portfolio has written thereon, and premiums paid for unexpired options on futures contracts would exceed 5% of the market value of that Portfolio's total assets; provided, however, that in the case of an option that is "in-the-money" at the time of the purchase, the "in-the-money" amount may be excluded in calculating the 5% limitation. This restriction, however, does not apply to positions that the T. Rowe Price Small Cap Growth, Loomis Sayles High Yield Bond, Janus Mid Cap and Scudder Global Equity Portfolios may take that are within the CFTC's definition of "bona fide hedging" transactions. In addition, shares of the Portfolios may not be sold or advertised as a participation in a commodity pool or other vehicle for trading in the commodity futures or options markets. Finally, the Portfolios must agree to submit information to the CFTC, as requested, to demonstrate compliance with applicable regulations and to assist the CFTC in collecting data and refining its hedging standards.

  With respect to options on indices, in order to insure that call options written by the Portfolios on indices are covered and, therefore, unleveraged, the Portfolios would be required to: (i) hold in a segregated account, with the Fund's custodian, portfolio securities that substantially replicate the movement of the particular index upon which the call option was written or sufficient

 ................................................................
cash or liquid assets to cover the outstanding position, or (ii) hold a separate option permitting the purchase or sale of the same stock index at the same strike price or better. With respect to put options written on stock indices, the Portfolios will (i) segregate sufficient cash or liquid assets equal to the strike price of the put option written or (ii) purchase a put option on the same index at the same strike price as that written by the Portfolio.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

  Each Portfolio, except for the MetLife Stock Index Portfolio, may use forward foreign currency exchange contracts ("forward currency contracts") to hedge the currency risk relating to securities denominated in or exposed to foreign currency that are purchased, sold, or held by that Portfolio.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward currency contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. They generally have no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange traders do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a trader may offer to sell a foreign currency to a Portfolio at one rate, while offering a lower rate of exchange should the Portfolio desire to resell that currency to the dealer.

  At the maturity of a forward currency contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity, a Portfolio may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward currency contracts are usually effected with the currency trader that is a party to the original forward contract.

  As described in the Prospectus, each Portfolio may enter into a forward currency contract under two circumstances. First, when a Portfolio has entered into a contract to purchase or sell a security denominated in or traded in a foreign currency, it may protect itself against a possible loss between the trade date and the settlement date resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency by entering into a forward currency contract in U.S. dollars for the purchase or sale of foreign currency. Second, when management of a Portfolio believes a particular foreign currency may suffer or enjoy a substantial movement against the U.S. dollar (or another currency in a cross hedging transaction), the Portfolio may enter into a forward currency contract to sell or buy an amount of such currency approximating the value of some or all of the Portfolio's securities denominated in or exposed to such foreign currency. A Portfolio may also use a proxy currency for one of the currencies in these transactions. (A proxy currency is one whose value the investment manager or sub-investment manager believes will maintain a close relationship to the value of the currency for which it is being substituted.) However, the precise matching of the amounts of forward currency contracts and the value of any portfolio securities being hedged will not generally be possible, because the future value of such securities in foreign currencies will change as a consequence of movements in the market value of those securities between the dates the forward currency contracts are entered into and the dates they mature.

  As set forth in the Prospectus, the State Street Research International Stock, Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios may also invest a limited amount of their assets in forward currency contracts used for non-hedging purposes.

  Since it is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward currency contract, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the securities being hedged is less than the amount of foreign currency the Portfolio would be obligated to deliver upon the sale of such securities. Conversely, it may be necessary for the Portfolio to sell some of the foreign currency received upon the sale of Portfolio securities on the spot market if the market value of such securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

  The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio's custodian will segregate cash or liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative

 ................................................................
cover or segregate additional cash or high-grade liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  The use of forward currency contracts involves various risks. A Portfolio may not always be able to enter into a forward currency contract when management deems it advantageous to do so, for instance, if the Portfolio is unable to find a counterparty to the transaction at an attractive price. Furthermore, a Portfolio may not be able to purchase forward currency contracts with respect to all of the foreign currencies in which its portfolio securities may be denominated. In those circumstances, and in a cross hedging forward currency contract, the correlation between the movements in the exchange rates of the subject currency and the currency in which the portfolio security is denominated (or traded) may not be precise. Forward currency contracts are not guaranteed by a third party and, accordingly, each party to a forward currency contract is dependent upon the creditworthiness and good faith of the other party. A default on the contract would deprive a Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price. Finally, the cost of purchasing forward currency contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward currencies that in general yield high rates of return may thus tend to reduce the rate of return toward the rate of return that would be earned on assets denominated in U.S. dollars.

OTHER DERIVATIVE TRANSACTIONS

  Subject to the conditions set forth in the Prospectus, the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios may use swaps, caps, floors and collars. A Portfolio will usually enter into swaps on a net basis; that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

  Each Portfolio will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under swaps, caps, floors and collars. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Portfolio's accrued obligations under the agreement.

  The Portfolios will not enter into any swap, cap, floor or collar, unless the other party to the transaction (the "Counterparty") is deemed creditworthy by the portfolio manager. If a Counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

  The liquidity of swaps, caps, floors and collars will be determined by the portfolio manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Such determination will govern whether the instrument will be deemed within the 15% (or 10% for the Scudder Global Equity Portfolio) restriction on investments in securities that are not readily marketable.

  The Portfolios may enter credit protection swap arrangements involving the sale by a Portfolio of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

INDUSTRY CLASSIFICATIONS

  In determining how much of each of the State Street Research Growth and State Street Research Aggressive Growth Portfolios are invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of non-government-backed mortgages.

BASIC INDUSTRIES             CONSUMER STAPLE              SCIENCE & TECHNOLOGY



Chemical                     Business Service             Aerospace
Diversified                  Container                    Computer Software &
Electrical Equipment         Drug                          Service
Forest Products              Food & Beverage              Electronic
Machinery                    Hospital Supply               Components
Metal & Mining               Personal Care                Electronic Equipment
Railroad                     Printing & Publishing        Office Equipment
Truckers                     Tobacco

UTILITY                      ENERGY                       CONSUMER CYCLICAL



Electric                     Oil Refining and Marketing   Airline
Gas                          Oil Production               Automotive
Gas Transmission             Oil Service                  Building
Telephone                                                 Hotel & Restaurant

                             FINANCE                      Photography
                                                          Recreation

OTHER                        Bank                         Retail Trade

                             Financial Service            Textile & Apparel
Trust Certificates-- Government Related Lending
                             Insurance
Asset-backed--Mortgages
Asset-backed--Credit Card Receivables

  In determining how much of each of the State Street Research Income and the State Street Research Diversified Portfolios are invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages, credit card receivables, etc. "Asset-backed--Mortgages" includes private pools of non-government-backed mortgages.

Aerospace                    Electronic Components        Oil Service
Airline                      Electronic Equipment         Paper Products
Asset-backed--Mortgages      Entertainment                Personal Care
Asset-backed--Credit Card  Receivables
                             Financial Service            Photography
                             Food & Beverage              Plastics

Automotive                   Forest Products              Printing &
Automotive Parts             Gaming & Lodging             Publishing
Bank                         Gas                          Railroad
Building                     Gas Transmission             Real Estate &
Business Service             Grocery                      Building
Cable                                                     Recreation
                             Healthcare & Hospital  Management
Capital Goods & Equipment    Hospital Supply              Retail Trade
Chemical                     Hotel & Restaurant           Savings & Loan
Computer Software & Service  Insurance                    Shipping &
Conglomerate                 Machinery                    Transportation
Consumer Goods & Services    Media                        Technology &
Container                    Metal & Mining               Communications
Cosmetics                    Office Equipment             Telephone
Diversified                  Oil Production               Textile & Apparel
Drug                         Oil Refining & Marketing     Tobacco
Electric                                                  Truckers
Electric Equipment                                        Trust Certificates--
                                                           Government Related
                                                          Lending

  In determining how much of the State Street Research International Stock Portfolio is invested in a given industry, the industry classifications set forth below, grouped by sectors, are currently used.


ENERGY RESOURCES
                             MATERIALS                    CAPITAL EQUIPMENT



Energy Resources (includes all oils)
                             Building Materials and Components
Utilities Electrical, Gas, Water                          Aerospace and
                             Chemicals                     Military Technology

CONSUMER GOODS               Forest Products and Paper    Construction and
                                                           Housing

                             Metals--Non ferrous
Appliances and Household Durables                         Data Processing and
                             Metals--Steel                 Reproduction
Automobiles
                             Misc. Materials and Commodities
                                                          Electrical and
                                                           Electronics

Beverages and Tobacco
Food and Household Products  SERVICES
                                                          Electrical
                                                           Components and
                                                           Instruments

Health and Personal Care
                             Broadcasting and Publishing
Recreation, Other Consumer Goods
Textiles and Apparel         Business and Public Services
                             Leisure and Tourism          Energy Equipment and
                                                           Services

MULTI-INDUSTRY               Merchandising
                                                          Industrial
                                                           Components

                             Telecommunications
Multi-Industry               Transportation--Airlines
                                                          Machinery and
                                                           Engineering

                             Transportation--Road and Rail
MINING                       Transportation--Shipping


                             Wholesale and International Trade
Gold Mines                                                FINANCE

                                                          Banking
                                                          Financial Services
                                                          Insurance
                                                          Real Estate
                                                          Collective
                                                           Investment Programs

  In determining how much of the Loomis Sayles High Yield Bond Portfolio is invested in a given industry, the industry classifications set forth below, grouped by sectors, are currently used.

             GOVERNMENTS

                                             TELEPHONE

             UTILITIES


                                             MORTGAGE-RELATED (CMO)
             Gas
             Electric


  In determining how much of the T. Rowe Price Small Cap Growth Portfolio is invested in a given industry, the T. Rowe Price Small Cap Growth Portfolio will rely primarily on industry classifications as published by BARRA, Inc. To the extent that BARRA, Inc. classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolio may further classify issuers in accordance with industry classifications as published by the SEC as well as the Emerging Company Investment Service (ECIS).

  In determining how much of the Janus Mid Cap Portfolio is invested in a given industry, the Janus Mid Cap Portfolio will rely primarily on industry classifications as published by Bloomberg L.P., provided that financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry). To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolio may further classify issuers in accordance with industry classifications as published by the SEC.

  In determining how much of the Scudder Global Equity Portfolio is invested in a given industry, the industry classifications set forth below, grouped by sectors, are currently used.

CONSUMER DISCRETIONARY       MEDIA                        ENERGY
                             Advertising                  Engineering
Apparel & Shoes              Broadcasting & Entertainment Oil & Gas Production
Department & Chain           Cable Television             Oil Companies
 Stores                      Print Media                  Oil/Gas Transmission
Home Furnishings             Miscellaneous                Oilfield
Hotels & Casinos                                           Services/Equipment

Recreational Products        SERVICE INDUSTRIES           Miscellaneous
Restaurants

Specialty Retail                                          METALS & MINERALS
Miscellaneous                Asset Management

                             EDP Services                 Coal Mining
CONSUMER STAPLES             Environmental Services       Precious Metals
                             Investment                   Steel & Metals
Alcohol & Tobacco            Miscellaneous Commercial Services
                                                          Miscellaneous
Consumer Electronic &
 Photographic Products

                             Miscellaneous Consumer Services
                             Printing/Publishing          CONSTRUCTION
Consumer Specialties         Miscellaneous
Farming                                                   Building Materials

Food & Beverage              DURABLES                     Building Products
Package Goods/Cosmetics                                   Forest Products
Textiles                     Aerospace                    Homebuilding
Miscellaneous                Automobiles                  Miscellaneous


                             Construction/Agricultural Equipment
HEALTH                       Leasing Companies            TRANSPORTATION
                             Telecommunications Equipment Air Freight
Biotechnology                Tires                        Airlines
Generic Drugs                Miscellaneous                Marine
Health Industry Services                                   Transportation

Hospital Management          MANUFACTURING                Railroads
Medical Supply &                                          Trucking
 Specialty                   Chemicals                    Miscellaneous
Pharmaceuticals

                             Containers & Paper
Miscellaneous                Diversified Manufacturing    UTILITIES

                             Electrical Products          Electric Utilities
COMMUNICATIONS               Hand Tools                   Natural Gas
                             Industrial Specialty          Distribution
Cellular Telephone           Machinery/Components/ControlsWater Supply
Telephone/Communications     Office Equipment/Supplies    Miscellaneous
Miscellaneous

                             Specialty Chemicals

                             Wholesale Distributors       MISCELLANEOUS
                                                          Miscellaneous
FINANCIAL

                             Miscellaneous

                                                          CREDIT CARD
Banks                        TECHNOLOGY                   RECEIVABLES
Insurance
Business Finance
Consumer Finance                                          Miscellaneous

Other Financial              Computer Software
 Companies                   Diverse Electronic Products  AUTOMOBILE
Real Estate                  EDP Peripherals              RECEIVABLES
Miscellaneous                                             Miscellaneous
                             Electronic Components/Distributors

                             Electronic Data Processing
                             Military Electronics         HOME EQUITY LOANS
                                                          Miscellaneous

                             Office/Plant Automation
                             Precision Instruments        MANUFACTURED HOUSING
                             Semiconductors               RECEIVABLES
                             Miscellaneous                Miscellaneous

                            DIRECTORS AND OFFICERS

  The directors and officers of the Fund and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and director is One Madison Avenue, New York, New York 10010.

                                                                       PRINCIPAL  OCCUPATION(S)
 NAME, (AGE) AND ADDRESS            POSITION(S)                           DURING PAST 5 YEARS
 -----------------------            -----------                        ------------------------
 Steve A. Garban (60)+............  Director                   Retired, formerly Senior Vice-President
 The Pennsylvania State University                             Finance and Operations and Treasurer,
 208 Old Main                                                  The Pennsylvania State University
 University Park, PA 16802
 David A. Levene (58)(*)+.........   Chairman of the Board,    Executive Vice-President, Metropolitan
                                     Chief Executive           Life Insurance Company ("Metropolitan
                                     Officer and Director      Life,") since 1996; prior thereto,
                                                               Senior Vice-President and Chief Actuary
 Malcolm T. Hopkins (70)+.........  Director                   Private Investor, formerly Vice-Chairman
 14 Brookside Road                                             of the Board and Chief Financial
 Biltmore Forest                                               Officer, St. Regis Corp. (forest and
 Asheville, NC 28803                                           paper products)
 Robert A. Lawrence (71)+.........  Director                   Retired, formerly Partner, Saltonstall &
 175 Federal Street,                                           Co. (private investment firm)
 16th Floor
 Boston, MA 02110
 Dean O. Morton (66)+.............  Director                   Retired, formerly Executive Vice-
 3200 Hillview Avenue                                          President, Chief Operating Officer and
 Palo Alto, CA 94304                                           Director, Hewlett--Packard Company
 Michael S. Scott Morton (60)+....  Director                   Jay W. Forrester Professor of Management
 Massachusetts Institute of                                    at Sloan School of Management, MIT
  Technology ("MIT")
 50 Memorial Drive
 Cambridge, MA 02139-4307
 Arthur G. Typermass (60)*........  Director                   Retired, formerly Senior Vice-President
                                                               and Treasurer, Metropolitan Life
 Bradford W. White (31)+*.........  Controller                 Senior Technical Consultant--Pensions,
                                                               Metropolitan Life since 1993; Senior
                                                               Financial Analyst--Retirement and
                                                               Savings Center, 1992-1993; prior
                                                               thereto, Financial Analyst
 Christopher P. Nicholas (48)+*...  President and              Associate General Counsel, Metropolitan
                                    Chief Operating Officer    Life
 Janet Morgan (35)*...............  Treasurer                  Assistant Vice-President, Metropolitan
                                                               Life since 1997; prior thereto, Director
 Elaine Stevenson (38)*...........  Vice-President             Vice-President, Metropolitan Life since
                                                               1996; Assistant Vice-President, 1993-
                                                               1996; prior thereto, Director--
                                                               Retirement and Savings Center
 Lawrence A. Vranka (57)*.........  Vice-President             Vice-President, Metropolitan Life
 Robin Wagner (37)*...............  Secretary                  Assistant General Counsel, Metropolitan
                                                               Life since 1997, Counsel, 1995-1997;
                                                               prior thereto, Associate Counsel
 Patricia S. Worthington (41)*....  Assistant Secretary        Assistant Vice-President and Assistant
                                                               Compliance Director of Metropolitan Life
                                                               since 1997; prior thereto Associate
                                                               Counsel
 Nancy A. Margadonna (29)*........  Assistant Secretary        Legal Assistant, Metropolitan Life since
                                                               1994; prior thereto, legal assistant
                                                               Cadwalader, Wickersham & Taft
 Harold Lerner (62)*..............  Assistant Controller       Technical Consultant--Financial
                                                               Management, Metropolitan Life since
                                                               1996; prior thereto, Pricing/Contracts
                                                               Analyst--Retirement and Savings Center
 Dianne Johnson (46)*.............  Assistant Controller       Senior Technical Consultant--Financial
                                                               Management, Metropolitan Life since
                                                               1997; Technical Consultant-- Retirement
                                                               and Savings Center, 1994-1997; prior
                                                               thereto, Accounting Supervisor--
                                                               Retirement and Savings Center

-------
(*) Interested Person, as defined in the Investment Company Act of 1940 ("1940
    Act"), of the Fund.
(+) Serves as a trustee, director and/or officer of one or more of the following investment companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust, State Street Research Exchange Trust and State Street Research Portfolios, Inc.

 ........................................

 The Directors have been compensated as follows:

-------------------------------------------------------------------------------
                                                                       (5)
                                                (3)                   TOTAL
                                             PENSION OR            COMPENSATION
                                             RETIREMENT    (4)       FROM THE
                                    (2)       BENEFITS  ESTIMATED      FUND
                                 AGGREGATE   ACCRUED AS   ANNUAL     AND FUND
    (1)                         COMPENSATION  PART OF    BENEFITS  COMPLEX PAID
  NAME OF                           FROM        FUND       UPON    TO DIRECTORS
DIRECTOR(B)                      FUND(A)(C)   EXPENSE   RETIREMENT     (B)
-------------------------------------------------------------------------------
Jeffrey J. Hodgman (d).........      0           0          0           0
Steve A. Garban................   $24,000        0          0        $75,899
Malcolm T. Hopkins.............   $22,500        0          0        $78,499
Robert A. Lawrence.............   $21,000        0          0        $93,125
Dean O. Morton.................   $21,000        0          0        $97,125
Michael S. Scott Morton........   $21,000        0          0        $103,625
John H. Tweedie (d)............      0           0          0           0
David A. Levene................      0           0          0           0

-------
(a) For the fiscal year ended December 31, 1997.
(b) Complex is comprised of 10 trusts and two corporations with a total of 31 funds and/or series. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 1997.
(c) Directors and officers who are affiliated with Metropolitan Life or State Street Research or their affiliates ("interested persons" as defined under the Investment Company Act of 1940) do not receive any compensation for services rendered to the Fund in addition to their compensation for services rendered to Metropolitan Life or such affiliated companies. As of January 1, 1997, the Directors who are not affiliated with Metropolitan Life or State Street Research or their affiliates are paid a fee of $10,000 for each full calendar year during which services are rendered to the Fund. In addition, they are paid a fee of $2,500 for attending each of the directors' meetings, $500 for attending each audit committee meeting and are reimbursed for out-of-pocket expenses. Messrs. Garban and Hopkins also are each paid $1,500 for attending any contract committee meeting. The chairman of the audit committee receives a fee of $1,500 for each full calendar year during which he/she serves as chairman.
(d) Jeffrey J. Hodgman resigned as a director effective May 1, 1998. John H. Tweedie resigned as director effective April 24, 1997.
-------
  A separate charge is not made against the Fund for any compensation paid to officers and directors that are interested persons of the Fund. Such compensation is being paid by Metropolitan Life pursuant to the Investment Management Agreements between the Fund and Metropolitan Life discussed below.

  None of the above officers and directors of the Fund owns any stock of the Fund.

INVESTMENT MANAGEMENT ARRANGEMENTS
 ...............................................................................

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-INVESTMENT MANAGEMENT AGREEMENTS

  The Fund has entered into a separate Investment Management Agreement with Metropolitan Life with respect to each Portfolio, a separate Sub-Investment Management Agreement with Metropolitan Life and State Street Research with respect to each of the State Street Research Growth, State Street Research Money Market, State Street Research Income, State Street Research Diversified, State Street Research International Stock and State Street Research Aggressive Growth Portfolios, a separate Sub-Sub-Investment Management Agreement with Metropolitan Life, State Street Research and GFM with respect to the State Street Research International Stock Portfolio, a separate Sub-Investment Management Agreement with Metropolitan Life and Loomis Sayles with respect to the Loomis Sayles High Yield Bond Portfolio, a separate Sub-Investment Management Agreement with Metropolitan Life and T. Rowe Price with respect to the T. Rowe Price Small Cap Growth Portfolio, a separate Sub-Investment Management Agreement with Metropolitan Life and Janus with respect to the Janus Mid Cap Portfolio, and a separate Sub-Investment Management Agreement with Metropolitan Life and Scudder with respect to the Scudder Global Equity Portfolio. In addition to the other functions described in the Prospectus, the manager, the sub-investment managers and the sub-sub investment manager, as applicable, provide the portfolio managers for the Portfolios. The portfolio managers consider analyses from various sources, make the necessary investment decisions and effect transactions accordingly. In addition, the manager and sub-investment managers are obligated to provide all the office space, facilities, equipment and personnel necessary to perform their respective duties under the Agreements. They also utilize their securities and economic research facilities to perform their duties under the Agreements.

  Securities held by any Portfolio may also be held by other accounts managed by the manager or a sub-investment manager or the sub-sub investment

 ................................................................
manager, including Metropolitan Life's own general and separate accounts, the other Fund Portfolios, and advisory clients of the manager or a sub-investment manager. When selecting securities for purchase or sale for a Portfolio, the manager, sub-investment managers, and the sub-sub investment manager as applicable, may at the same time be purchasing or selling the same securities for one or more of such other accounts. It is the policy of the manager, the sub-investment managers and the sub-sub investment manager not to favor any one account over the other, and any purchase or sale orders executed contemporaneously are allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each account. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Portfolio's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. The Board of Directors has adopted guidelines governing the procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interests of the Fund and its shareholders. For providing investment management services to the Fund, the manager and sub-investment managers receive compensation that is described in the Prospectus under "Management of the Fund."

  The Investment Management Agreements relating to the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth and State Street Research International Stock Portfolios, the Sub-Investment Management Agreements and the Sub-Sub Investment Management Agreement relating to these Portfolios and the State Street Money Market Portfolio were approved by the shareholders of the appropriate Portfolio at the special meeting of Fund shareholders held on July 30, 1997. The Investment Management Agreement relating to the State Street Research Money Market Portfolio and the MetLife Stock Index Portfolio were approved by the holders of the shares of each Portfolio at a meeting of the shareholders of such Portfolio held on April 29, 1987 and April 2, 1991, respectively. The Investment Management Agreements and Sub-Investment Management Agreements relating to the Loomis Sayles High Yield Bond Portfolio, the T. Rowe Price Small Cap Growth Portfolio and the Janus Mid Cap Portfolio were approved by the unanimous written consent of shareholders on March 3, 1997. The Investment Management Agreement relating to the Scudder Global Equity Portfolio was approved by the unanimous consent of shareholders on March 3, 1997. The Sub-Investment Management Agreement relating to the Scudder Global Equity Portfolio was approved at a Special Meeting of Shareholders on October 21, 1997. Unless earlier terminated, each Agreement will continue in effect from year to year with respect to each Portfolio, if approved annually
(a) by the Board of Directors of the Fund or by a majority of the outstanding shares of that Portfolio (as determined pursuant to the 1940 Act), and (b) by a majority of the Board of Directors who are not "interested persons" (within the meaning of the 1940 Act) of any party of such Agreement. The Agreements may not be "assigned" as defined in the 1940 Act and may be terminated without penalty on 60 days' written notice at the option of either party or, with respect to any Portfolio, by the requisite vote of the shareholders of that Portfolio. (See "General Information About the Fund and its Shares" in the Prospectus.)

  For providing sub-investment management services with respect to the State Street Research Money Market Portfolio, State Street Research receives from Metropolitan Life an annual percentage fee, calculated on the month ending value of the aggregate net assets of the Portfolio, of .25%. For providing sub-investment management services with respect to the State Street Research Income Portfolio, State Street Research receives from Metropolitan Life an annual percentage fee, calculated on the month ending value of the aggregate net assets of the Portfolio, of .27% up to $250 million, .22% on the next $250 million and .17% on amounts over $500 million. For providing sub-investment management services with respect to the State Street Research Diversified Portfolio, State Street Research receives from Metropolitan Life an annual percentage fee, calculated on the month ending value of the aggregate net assets of the Portfolio, of .35% up to $500 million, .30% on the next $500 million and .25% on amounts over $1 billion. For providing sub-investment management services with respect to the State Street Research Growth Portfolio, State Street Research receives from Metropolitan Life an annual percentage fee, calculated on the month ending value of the aggregate net assets of the Portfolio, of .40% up to $500 million, .35% on the next $500 million and .30% on amounts over $1 billion. For providing sub-investment management services with respect to the State Street Research Aggressive Growth Portfolio and the State Street Research International Stock Portfolio, State Street Research receives from Metropolitan Life an annual percentage fee, calculated on the month ending value of the aggregate net assets of each such Portfolio of .55% up to $500 million, .50% on the next $500 million and
 .45% on amounts over $1 billion. For providing sub-sub-investment management services with respect to the State Street Research International Stock Portfolio, GFM receives from State Street Research an annual percentage fee calculated on the month ending value of the aggregate net assets of .50% up to $500 million, .45% on the next $500 million and .40% on amounts over $1 billion.

 ................................................................

  For providing sub-investment management services for the Loomis Sayles High Yield Bond Portfolio, Loomis Sayles receives from Metropolitan Life an annual percentage fee, calculated on the average daily value of the aggregate net assets of the Portfolio, of .50%. For sub-investment management services with respect to the T. Rowe Price Small Cap Growth Portfolio, T. Rowe Price receives from Metropolitan Life an annual percentage fee, calculated daily on the average daily value of the aggregate net assets of the Portfolio, of .35% up to $100 million, .30% of such assets on the next $300 million and .25% of such assets on amounts in excess of $400 million. For sub-investment management services with respect to the Janus Mid Cap Portfolio, Janus receives from Metropolitan Life an annual percentage fee, calculated daily on the average daily value of the aggregate net assets of the Portfolio, of .55% up to $100 million, .50% of such assets on the next $400 million and .45% of such assets on amounts in excess of $500 million. For sub-investment management services with respect to the Scudder Global Equity Portfolio, Scudder receives from Metropolitan Life an annual percentage fee, calculated daily on the average daily value of the aggregate net assets of the Portfolio, of .70% up to $50 million, .35% of such assets on the next $50 million, .30% of such assets on the next $400 million and .275% of such assets on amounts in excess of $500 million.

PAYMENT OF EXPENSES

  The Investment Management Agreements obligate Metropolitan Life to provide investment management services to the Fund and to pay the organization costs of the Fund. Prior to May 16, 1993, pursuant to those Agreements for each of the then existing Portfolios, Metropolitan Life was also obligated to pay all expenses of the Fund, including but not limited to, furnishing the facilities, equipment and office space for carrying out its obligations under the Investment Management Agreements and paying the compensation of officers of the Fund, the fees and expenses of all directors of the Fund, custodian and transfer agent fees, and audit and attorney's fees; provided, however, the following expenses of the Fund were borne by the Fund: the investment management fee payable to Metropolitan Life, brokerage commissions on portfolio transactions (including any other direct costs related to the acquisition, disposition, lending or borrowing of portfolio investments), taxes payable by the Fund, interest and any other costs related to borrowings by the Fund, and any extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto). Certain other expenses were and are assumed by Metropolitan Life pursuant to a distribution agreement with the Fund (see "Sale and Redemption of Shares").

  As of May 16, 1993, pursuant to an amendment to each of the Investment Management Agreements for each of the then existing Portfolios, Metropolitan Life is no longer obligated to pay the expenses of the Fund as described above. The amendment was approved in each case by the shareholders of each such Portfolio at the annual meeting of Fund shareholders held on April 28, 1993. Thus, as of May 16, 1993, the Fund is responsible for paying its own expenses. However, Metropolitan Life reserves the right, in its sole discretion, to pay all or a portion of the expenses of the Fund or any of its Portfolios, and to terminate such voluntary payment at any time upon notice to the Board of Directors and shareholders of the Fund.

  Metropolitan Life has agreed to subsidize all expenses (excluding management fees, brokerage commission, taxes, interest and extraordinary or non-recurring expenses, as described in the Prospectus) in excess of .20% for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until such Portfolio's total net assets are at least $100 million, or March 3, 1999, whichever is earlier. Metropolitan Life ceased subsidizing such expenses for the Janus Mid Cap Portfolio as of December 31, 1997 and for the T. Rowe Price Small Cap Growth Portfolio as of January 23, 1998.

ALLOCATION OF PORTFOLIO BROKERAGE

  Under the Investment Management Agreements, Metropolitan Life has ultimate responsibility for selecting broker-dealers through which investments are to be purchased and sold for the Fund and day-to-day responsibility for making such determinations for the MetLife Stock Index Portfolio. State Street Research has day-to-day responsibility for selecting broker-dealers through which securities or other investments are to be purchased and sold for the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Money Market and State Street Research Aggressive Growth Portfolios. GFM has day-to-day responsibility for selecting broker-dealers through which securities or other investments are to be purchased and sold for the State Street Research International Stock Portfolio. Loomis Sayles has day-to-day responsibility for selecting broker-dealers through which securities or other investments are to be purchased and sold for the Loomis Sayles High Yield Bond Portfolio. T. Rowe Price has day-to-day responsibility for selecting broker-dealers through which securities or other investments are to be purchased and sold for the T. Rowe Price Small Cap Growth Portfolio. Janus has day-to-day responsibility for selecting broker-dealers through which securities or other investments are to be purchased and sold for the

 ................................................................
Janus Mid Cap Portfolio. Scudder has day-to-day responsibility for selecting broker-dealers through which securities or other investments are to be purchased and sold for the Scudder Global Equity Portfolio.

  With respect to portfolio transactions for the MetLife Stock Index Portfolio, Metropolitan Life's policy is to endeavor to obtain the most favorable overall prices and executions of orders. Purchases from an underwriter generally include a commission or concession paid by the issuer, and transactions with a dealer usually include the dealer's mark-up. In selecting broker-dealers to execute portfolio transactions, Metropolitan Life considers such factors as the price of the instrument or security, the size of the broker-dealer's "spread" or rate of commission, the size and difficulty of the order, the nature of the market for the instrument or security, the willingness of the broker-dealer to position and the reliability, financial condition and general execution and operational capabilities of the broker-dealer and the research, statistical and other services furnished by the broker-dealer to Metropolitan Life. Such research and statistical information may be used by Metropolitan Life in connection with the other investment accounts managed by it. Conversely, research and statistical information received from the placement of brokerage business for such other accounts, the aggregate assets of which substantially exceed the assets of the Fund, may be used by Metropolitan Life in managing the investments of the Fund.

  It is the policy of State Street Research to seek for its clients, including the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth and State Street Research Money Market Portfolios, and the policy of GFM to seek for its clients, including the State Street International Stock Portfolio what in their judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with their judgment as to the business qualifications of the various broker or dealer firms with whom State Street Research and GFM may do business, and they may not necessarily choose the broker offering the lowest available commission rate. (The State Street Research Money Market Portfolio's investments usually will be purchased on a principal basis directly from issuers, underwriters or dealers. Accordingly, minimal brokerage charges are expected to be paid on such transactions.) Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. State Street Research and GFM make every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Portfolios occur. Against this background, State Street Research and GFM evaluate the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. State Street Research and GFM may or may not solicit competitive bids based on their judgment of the expected benefit or harm to the execution process for that transaction.

  When more than one client of State Street Research or GFM is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts of each respective investment manager. In allocating investments among various clients (including in what sequence orders for trades are placed), State Street Research and GFM will use their best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. State Street Research and GFM may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, State Street Research and GFM may not aggregate trades where they believe that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

 ................................................................

  When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by State Street Research to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon State Street Research's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems and used for portfolio analysis and modelling, and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); portfolio evaluation services; and the relative performance of accounts.

  In the case of the Portfolios and other registered investment companies advised by State Street Research or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of State Street Research's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and State Street Research. State Street Research considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

  State Street Research regularly reviews and evaluates the services furnished by broker-dealers. State Street Research's investment management personnel conduct internal surveys and use other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions. Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, State Street Research allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. State Street Research pays directly from its own funds for the portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit State Street Research's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

  State Street Research has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to State Street Research or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

  It is not State Street Research's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in a recognition of services (other than execution services) provided. However, State Street Research is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934.

  In the case of the purchase of fixed income securities in underwriting transactions, State Street Research follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, State Street Research may make such allocations to broker-dealers which have provided it with research and brokerage services.

 ................................................................

  With respect to portfolio transactions for the T. Rowe Price Small Cap Growth Portfolio, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Portfolio may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Portfolio's transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

  Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

  With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Portfolio with a broker or dealer who furnishes brokerage and/or research service, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

  On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates,
T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

  T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

  Research services received from brokers and dealers are supplemental to T. Rowe Prices's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers,
T. Rowe Price may be relieved of expenses which it might otherwise bear.

  T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such

 ................................................................
event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

  Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.

  T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

  Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

  T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-mutual fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Portfolio are not necessarily used by T. Rowe Price exclusively in connection with the management of the Portfolio.

  From time to time orders for the Portfolio's transactions may be placed through an electronic communication network.

  Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Portfolio. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Portfolio. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients including the T. Rowe Price Funds if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

  T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when

 ................................................................
the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro rata basis. Examples of where adjustments may be made include:
(i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate deminimis positions; (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., industry or issuer concentration, duration, and credit exposure).

  With respect to portfolio transactions for the Loomis Sayles High Yield Bond Portfolio, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

  Loomis Sayles selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Portfolio will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker which Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles's expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Portfolio. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

  With respect to the portfolio transactions for the Janus Mid Cap Portfolio, decisions as to the assignment of portfolio business and negotiation of its commission rates are made by Janus whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Portfolio may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

  In selecting brokers and dealers and in negotiating commissions, Janus considers a number of factors, including but not limited to: Janus's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if

 ................................................................
Janus determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus in carrying out its responsibilities.

  Janus may use research products and services in servicing other accounts in addition to the Portfolio. If Janus determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process. Janus may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus.

  Janus does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Portfolio. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus's clients and such research may not necessarily be used by Janus in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

  Janus may consider payments made by brokers effecting transactions for the Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus will seek the best execution of each transaction.

  When the Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus better prices and executions will be achieved through the use of a broker.

  With respect to portfolio transactions for the Scudder Global Equity Portfolio, it is Scudder's primary objective to obtain the most favorable net results, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. Scudder seeks to evaluate the overall reasonableness of brokerage commissions paid through the familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Portfolio to reported commissions paid by others, if available. Scudder reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

  When it can be done consistently with the policy of obtaining the most favorable net results, it is Scudder's practice to place such orders with brokers and dealers who supply research, market and statistical information to the Portfolio or Scudder. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder is authorized when placing portfolio transactions for the Portfolio to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

  Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to Scudder, it is the opinion of Scudder

 ................................................................
that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by Scudder's staff. Such information may be useful to Scudder in providing services to clients other than the Portfolio, and not all such information is used by Scudder in connection with the Portfolio. Conversely, such information provided to Scudder by brokers and dealers through whom other clients of Scudder effect securities transactions may be useful to Scudder in providing services to the Portfolios.

  At the request of the Fund on behalf of the Portfolios, the portfolio managers may also consider directed brokerage arrangements which involve rebates of commissions by a broker or dealer to a Portfolio or to a third party service provider to a Portfolio to pay Portfolio expenses. The Fund may condition its requests by requiring that the portfolio managers only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. In some cases the portfolio manager may be unable to negotiate commissions or obtain volume discounts or best execution. In addition, a disparity may exist among commissions charged under different directed brokerage arrangements and also between clients using directed brokerage arrangements and those not using such arrangements. Directed brokerage arrangements may also result in a loss of the possible advantage from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved using directed brokerage arrangements is that in an effort to achieve orderly execution of transactions, execution of orders using directed brokerage arrangements may, at the discretion of the trading desk, be delayed until execution of other orders have been completed.

  The total dollar amounts of brokerage commissions paid by the Fund in 1995, 1996 and 1997 were $6,329,000, $10,728,775 and $13,756,000. Substantially all
commissions were paid to firms which provided research and statistical services either to Metropolitan Life, State Street Research or GFM.

  The State Street Research International Stock Portfolio experienced a higher portfolio turnover rate in 1997 than in 1996 as a result of some portfolio restructuring effected in the Portfolio during 1997.

                         SALE AND REDEMPTION OF SHARES

  The shares of each Portfolio, when issued, will be fully paid and non-assessable, will have no preference, pre-emptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

  Under the terms of the Distribution Agreement entered into by Metropolitan Life and the Fund, Metropolitan Life is not obligated to sell any specific number of shares of the Fund. Further, under such agreement, Metropolitan Life will pay the distribution expenses and costs of the Fund (that is, those arising from any activity which is primarily intended to result in the sale of shares issued by the Fund).

  As of May 16, 1993, pursuant to an amendment to the Distribution Agreement, Metropolitan Life is no longer obligated under such Agreement to pay the expenses and costs attributable to the Fund which are related to the printing and mailing of its prospectuses, proxy material and periodic reports to shareholders. The amendment was approved by the Board of Directors at a meeting held on April 28, 1993. Metropolitan Life still may subsidize these expenses with respect to the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios as described under "Payment of Expenses."

  Redemptions are normally made in cash, but the Fund has authority, at its discretion, to make full or partial payment by assignment to the appropriate separate account of portfolio securities at their value used in determining the redemption price. The Fund, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form N-18f-1, by which the Fund has committed itself to pay to any separate account in cash, all such separate account's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Portfolio's net asset value at the beginning of such period. The securities to be paid in-kind to any separate account will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate account would incur brokerage costs should it wish to liquidate these portfolio securities.

  The right to redeem shares or to receive payment with respect to any redemption of shares of any Portfolio may only be suspended (a) for any period during which trading on the New York Stock Exchange is restricted or such Exchange is closed (other than customary weekend and holiday closing), (b) for any period during which an emergency exists as a result of which disposal of portfolio securities or determination of the net asset value of that Portfolio is not reasonably practicable or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of that Portfolio.

  If, in the sole determination of the Board of Directors, the continued offering of shares in any one or more Portfolios is no longer in the best interests of the

 ................................................................
Fund (e.g., because market conditions have changed, regulatory problems have developed or participation in such Portfolio is low), the Fund may cease offering such shares and may, by majority vote of the Board of Directors, require the redemption (at net asset value) of all outstanding shares in such Portfolio or Portfolios upon 30 days' prior written notice to the holders of such shares.

  In the future, assuming appropriate regulatory clearances, it may be possible that shares of the Fund will be offered for purchase by separate accounts of life insurance companies not affiliated with Metropolitan Life, which separate accounts are used to support insurance contracts issued by such companies.

  The net asset value per share of each Portfolio is computed by dividing the sum of the value of the securities held by that Portfolio plus any cash or other assets minus all liabilities by the total number of outstanding shares of that Portfolio at such time. Any expenses borne by the Fund, including the investment management fee payable to Metropolitan Life, are accrued daily except for extraordinary or non-recurring expenses. (See "Payment of Expenses.")

  Securities held by each Portfolio will be valued as follows. Portfolio securities which are traded on domestic stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices, except for the Loomis Sayles High Yield Bond Portfolio, which in the latter case would value such security at the last bid price. Each portfolio security which is primarily traded on non-domestic securities exchanges is generally valued at the preceding closing (or in the case of the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale) value of such security on the exchange where it is primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Directors or its delegates. If no closing price is available, then such security is valued first by using the mean between the last current bid and asked prices or, second, by using the last available closing price, except for the Scudder Global Equity Portfolio which second values such security at the last current bid and third by using the last available closing price. Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers which make markets in the securities except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price, or in the case of the Scudder Global Equity Portfolio for domestic equities, such securities would be valued first at the last sale, second at the last bid price. All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available, e.g. certain long-term bonds and notes, are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost method of valuation described below. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

  Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being recognized when the futures contract closes or expires.

  The Fund will value all debt instruments held by the State Street Research Money Market Portfolio, and has the authority to value all debt instruments with a remaining maturity of not more than one year held by the short-term money market instruments portion of the State Street Research Diversified Portfolio, utilizing the amortized cost method of valuation. However, at the present time, the State Street Research Diversified Portfolio is not using the amortized cost method for

 ................................................................
securities with a remaining maturity of greater than 60 days. All other securities and assets of the State Street Research Money Market and State Street Research Diversified Portfolios will be valued in accordance with the preceding paragraphs.

  Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant proportionate amortization in value is assumed until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For purposes of this method of valuation, the maturity of a variable rate instrument is deemed to be the next date on which the interest rate is to be adjusted.

  The use of the amortized cost method of valuation can cause a Portfolio's yield and net asset value to differ somewhat from what they would be if only market valuation methods were used. However, the conditions outlined above are designed to minimize these effects and any possible shareholder dilution which might result.

TAXES
 ................................................................................

  All realized long or short-term capital gains of the Fund, if any, are declared and distributed at least annually either during or after the close of the Fund's fiscal year to the shareholders of the Portfolio or Portfolios to which such gains are attributable and are reinvested in additional full and fractional shares of the Portfolio.

  Tax attributes of the Fund are allocated among the Portfolios as if they are separate corporations. Therefore, if a Portfolio has a net capital loss for a taxable year, including any allocated net capital loss carryforwards, such loss or losses will offset the net capital gains of that Portfolio only. Furthermore, each Portfolio will stand alone for purposes of determining that Portfolio's net ordinary income or loss.

  Each individual Portfolio must qualify for treatment as a regulated investment company. To so qualify, each Portfolio must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to security loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to each Portfolio's business of investing in such stocks, securities or foreign currencies.

  Dividends paid by each Portfolio from its ordinary income, and distributions of each Portfolio's net realized short-term capital gains, are taxable to the shareholder as ordinary income. Generally, to the extent that income of a Portfolio represents dividends on common or preferred stock of a domestic corporation, rather than interest income, its distributions to the Insurance Companies will be eligible for a dividend received deduction to the extent applicable in the case of a life insurance company under the Code.

  Under the Code, any distributions made from the Fund's net realized long-term capital gains are taxable to the Insurance Companies as long-term capital gains, regardless of the holding period of such shareholder in the stock of the Portfolio. Long-term capital gain distributions are not eligible for the dividends received deduction.

  Dividends and capital gains distributions may also be subject to state and local taxes.

  In addition, a nondeductible excise tax applies to any regulated investment company equal to 4% of the excess, if any, of the required distribution for the calendar year over the amount actually distributed. The required distribution basically is the sum of 98% of the regulated investment company's ordinary income plus 98% of its capital gain net income. The Fund does not anticipate that, under current law, any excise tax liability will generally be incurred.

  The Fund intends to comply with section 817(h) of the Code and the regulations issued thereunder. Pursuant to that section, the only shareholders of the Fund and its Portfolios will be life insurance company segregated asset accounts (also referred to in the Prospectus as separate accounts) that fund variable life insurance or annuity contracts ("variable insurance contracts") and the general account of Metropolitan Life which provided the initial capital for the Portfolios of the Fund. See the prospectus or other material which is attached at the front of the Prospectus for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

  In addition, section 817(h) of the Code and the regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Fund. These requirements, which are in addition to the diversification requirements applicable to the Fund under the Investment Company Act of 1940, may affect the securities in which the Portfolios may invest. The consequences of failure to meet the requirements of

 ............................ ..............................
section 817(h) could have adverse tax consequences to the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on the investment under the contract.

  There is a possibility that regulations may be proposed or a revenue ruling may be issued in the future relating to the circumstances in which a contract owner's control of the investments of a segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account.

  The Fund may therefore find it necessary to take action to assure that a Contract continues to qualify as a Contract under federal tax laws. The Fund, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

  In connection with the operation of the Portfolios that may invest in foreign securities, there are several unique tax considerations. The Portfolio may be subject to foreign taxes that could reduce its investment performance. Dividends of the Portfolio paid with respect to dividends of non-United States companies will not be eligible for the dividends received deduction.

  The preceding is a brief summary of some of the relevant tax considerations. It is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

GENERAL INFORMATION
 ................................................................................

EXPERTS

  Deloitte & Touche LLP has been selected as the independent auditor of the Fund, which selection is subject to annual approval by the Fund's Board of Directors. The financial statements of the Fund included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm as experts in accounting and auditing.

CUSTODIAN AND TRANSFER AGENT

  State Street Bank and Trust Company acts as custodian of the Fund's assets and as its transfer agent. State Street Research is not affiliated with State Street Bank and Trust Company.

COMPUTER SOFTWARE SYSTEMS

  The services provided to the Fund by Metropolitan Life as the Investment Manager and distributor, the sub-investment managers and the transfer agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. Metropolitan Life, the sub-investment managers, and transfer agent have been actively working on necessary changes to their computer systems to deal with this issue and expect that their systems will be adapted in time for that event, although there cannot be assurance of success.

--------------------------------------------------------------------------------
METROPOLITAN SERIES FUNDS, INC.
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Metropolitan Series Fund, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap, and Scudder Global Equity Portfolios of the Metropolitan Series Fund, Inc. (The "Fund") as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for the applicable periods ended December 31, 1997, 1996, 1995, 1994, and 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, State Street Research International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap, and Scudder Global Equity Portfolios of the Metropolitan Series Fund, Inc. at December 31, 1997 and the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/ Deloitte & Auditor LLP

Denver, Colorado
February 17, 1998

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO
DECEMBER 31,1997

                                                                   VALUE
SHARES                          ISSUE                            (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 89.9%
--------------------------------------------------------------------------------
AEROSPACE: 2.4%
    661,200         Boeing Co.                                  $ 32,357,475
     22,970  + *    Raytheon Co. Cl. A                             1,132,706
    435,400   +     Raytheon Co. Cl. B                            21,987,700
                                                                ------------
                                                                  55,477,881
--------------------------------------------------------------------------------
AUTOMOTIVE: 1.8%
    360,200         General Motors Corp.                          21,837,125
    765,800   *     Renault SA                                    21,541,902
                                                                ------------
                                                                  43,379,027
--------------------------------------------------------------------------------
BANKING: 8.7%
    682,500   +     Ahmanson (H.F.) & Co.                         45,684,844
    806,100   +     Banc One Corp.                                43,781,306
    730,700         BankAmerica Corp.                             53,341,100
    601,400   +     NationsBank Corp.                             36,572,637
    409,200   *     Washington Mutual, Inc.                       26,099,288
                                                                ------------
                                                                 205,479,175
--------------------------------------------------------------------------------
BROADCASTING: 5.3%
    818,000         CBS Corp.                                     24,079,875
    723,700   +     Time Warner, Inc.                             44,869,400
  1,273,400   *     U.S. West, Inc.-Media Group                   36,769,425
    444,400  + *    Viacom, Inc. Cl. B                            18,414,825
                                                                ------------
                                                                 124,133,525
--------------------------------------------------------------------------------
BUSINESS SERVICES: 1.1%
    396,271   *     Cendant Corp.                                 13,621,822
    248,600         HBO & Co.                                     11,925,031
                                                                ------------
                                                                  25,546,853
--------------------------------------------------------------------------------
CHEMICALS: 4.5%
    800,200   +     Du Pont (E.I.) de Nemours & Co.               48,062,012
    116,800         Monsanto Co.                                   4,905,600
    547,700         Rohm & Haas Co.                               52,442,275
                                                                ------------
                                                                 105,409,887
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 6.4%
    466,700   +     Bristol-Myers Squibb Co.                      44,161,487
    309,544   *     Novartis AG ADR                               25,148,902
    355,200         Pfizer, Inc.                                  26,484,600
    349,700         Schering-Plough Corp.                         21,725,113

                                                                  VALUE
SHARES                          ISSUE                           (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE: (CONTINUED)
  266,000           Warner-Lambert Co.                          $ 32,984,000
                                                                ------------
                                                                 150,504,102
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 4.0%
  524,300           AMP, Inc.                                     22,020,600
  992,100           General Electric Co.                          72,795,337
                                                                ------------
                                                                  94,815,937
--------------------------------------------------------------------------------
ELECTRONICS: 3.3%
  243,400     *     Analog Devices, Inc.                           6,739,138
  343,570     *     Ericsson (L. M.) Telephone Co. Cl. B ADR      12,830,192
  212,000     *     Intel Corp.                                   14,886,375
  285,600     *     Lucent Technologies, Inc.                     22,812,300
  352,800     *     Teradyne, Inc.                                11,289,600
  209,000     +     Texas Instruments, Inc.                        9,405,000
                                                                ------------
                                                                  77,962,605
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 1.0%
  226,441     +     Disney (Walt) Co.                             22,431,812
--------------------------------------------------------------------------------
FINANCIAL SERVICES: 1.5%
  663,849           Travelers Group, Inc.                         35,764,865
--------------------------------------------------------------------------------
FOOD & BEVERAGES: 3.2%
  231,300           Coca-Cola Co.                                 15,410,362
  343,300           General Mills, Inc.                           24,588,862
  679,700           Heinz (H.J.) Co.                              34,537,256
                                                                ------------
                                                                  74,536,480
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 2.0%
  591,700     +     Fort James Corp.                              22,632,525
  474,200           Weyerhaeuser Co.                              23,265,438
                                                                ------------
                                                                  45,897,963
--------------------------------------------------------------------------------
HOSPITAL MANAGEMENT: 0.7%
  494,600           Tenet Healthcare Corp.                        16,383,625
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS: 1.6%
  129,300           Gillette Co.                                  12,986,569
  296,200           Procter & Gamble Co.                          23,640,463
                                                                  36,627,032
--------------------------------------------------------------------------------
INSURANCE: 4.3%
  502,500           ACE Ltd.                                      48,491,250
  157,200           General Re Corp.                              33,326,400

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO
DECEMBER 31,1997

                                                                  VALUE
SHARES                          ISSUE                           (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE: (CONTINUED)
  237,800           St. Paul Cos., Inc.                         $ 19,514,463
                                                                 101,332,113
--------------------------------------------------------------------------------
MACHINERY: 0.7%
  442,200           Browning-Ferris Industries, Inc.              16,361,400
--------------------------------------------------------------------------------
MEDICAL SUPPLY: 1.9%
  208,100     + *   Boston Scientific Corp.                        9,546,587
  153,300           Guidant Corp.                                  9,542,925
  399,600     +     Johnson & Johnson                             26,323,650
                                                                ------------
                                                                  45,413,162
--------------------------------------------------------------------------------
METALS-STEEL & IRON: 1.0%
  968,400     +     British Steel Corp. PLC ADR                   20,760,075
  120,200     *     Ispat International  Cl. A NV                  2,599,325
                                                                ------------
                                                                  23,359,400
--------------------------------------------------------------------------------
MISCELLANEOUS: 2.9%
1,520,400           Tyco International Ltd.                       68,513,025
--------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 4.7%
  433,350     *     Cisco Systems, Inc.                           24,186,347
  404,850           Compaq Computer Corp.                         22,848,722
  380,300           IKON Office Solutions, Inc.                   10,695,937
  269,400     +     International Business Machines Corp.         28,169,137
  340,300           Xerox Corp.                                   25,118,394
                                                                ------------
                                                                 111,018,537
--------------------------------------------------------------------------------
OIL: 1.7%
  733,940           TOTAL ADR                                     40,733,670
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 2.3%
  320,100     +     Anadarko Petroleum Corp.                      19,426,069
  208,300           ENI SPA ADS                                   11,886,119
1,111,700     *     Seagull Energy Corp.                          22,928,813
                                                                ------------
                                                                  54,241,001
--------------------------------------------------------------------------------
OIL-DOMESTIC: 2.0%
  739,200           Oryx Energy Co.                               18,849,600
  729,200     +     Unocal Corp.                                  28,302,075
                                                                ------------
                                                                  47,151,675
--------------------------------------------------------------------------------
OIL-INTERNATIONAL: 1.0%
  435,800     +     Royal Dutch Petroleum Co.                     23,614,913
--------------------------------------------------------------------------------

                                                                  VALUE
SHARES                          ISSUE                           (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
RETAIL GROCERY: 3.2%
1,054,400     + *   Kroger Co.                                  $38,946,900
  560,800     + *   Safeway, Inc.                                35,470,600
                                                                -----------
                                                                 74,417,500
--------------------------------------------------------------------------------
RETAIL TRADE: 7.8%
  522,300           CVS Corp.                                    33,459,844
  487,900           Dayton-Hudson Corp.                          32,933,250
  512,700           Home Depot, Inc.                             30,185,212
  607,300           Rite Aid Corp.                               35,640,919
  763,100     + *   Staples, Inc.                                21,223,719
  952,400       *   Toys 'R Us, Inc.                             29,941,075
                                                                -----------
                                                                183,384,019
--------------------------------------------------------------------------------
SOFTWARE: 1.1%
  199,200     *     Microsoft Corp.                              25,740,375
--------------------------------------------------------------------------------
TOBACCO: 2.0%
1,044,500           Philip Morris Cos., Inc.                     47,328,906
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 3.9%
  388,100           FPL Group, Inc.                              22,970,669
  786,100           Texas Utilities Co.                          32,672,281
1,174,300     + *   WorldCom, Inc.                               35,559,272
                                                                -----------
                                                                 91,202,222
--------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 1.9%
  479,700     +     Bell Atlantic Corp.                          43,652,700
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost: $1,755,942,766)..................  2,111,815,387
                                                              -------------
--------------------------------------------------------------------------------

   FACE                                              INTEREST        MATURITY         VALUE
  AMOUNT            ISSUE                            RATE            DATE           (NOTE 1A)
-------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 11.1%
-------------------------------------------------------------------------------------------------
$2,443,000          American Express
                    Credit Corp.                     5.830%          1/13/98       $    2,443,000

20,833,000          American Express
                    Credit Corp.                     5.750%          1/14/98           20,833,000

 5,029,000          Anheuser-Busch Co.,
                    Inc.                             6.650%          1/02/98            5,028,071

19,081,000          Beneficial Corp.                 5.870%          1/13/98           19,081,000
30,433,000          Beneficial Corp.                 5.830%          1/08/98           30,433,000
49,681,000          CIT Group Holdings,
                    Inc.                             6.050%          1/12/98           49,681,000

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO
DECEMBER 31,1997

   FACE                                             INTEREST         MATURITY         VALUE
  AMOUNT            ISSUE                           RATE             DATE           (NOTE 1A)
-------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: (CONTINUED)
-------------------------------------------------------------------------------------------------
$  7,678,000        Ford Motor Credit Co.            5.950%          1/08/98       $    7,678,000

  11,077,000        Ford Motor Credit Co.            5.880%          1/13/98           11,077,000
  17,998,000        Ford Motor Credit Co.            6.100%          1/08/98           17,998,000
  11,386,000        General Electric
                    Capital Corp.                    5.900%          1/13/98           11,386,000

  25,000,000        General Electric
                    Capital Corp.                    6.080%          1/05/98           25,000,000

  20,000,000        Goldman Sachs Group LP           5.750%          1/12/98           19,964,861

  40,000,000        Goldman Sachs Group LP           5.870%          1/05/98           39,973,911
                                                                                   --------------
                    TOTAL SHORT TERM OBLIGATIONS
                    (Cost: $260,576,842)..........................................    260,576,843
                                                                                   --------------
-------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS: 101.0%
                    (Cost: $2,016,519,608)........................................  2,372,392,230

                    OTHER ASSETS LESS LIABILITIES: (1.0)%.........................    (23,330,647)
                                                                                   --------------
                    NET ASSETS: 100.0%............................................ $2,349,061,583
                                                                                   ==============
-------------------------------------------------------------------------------------------------

LEGEND:
-------
* Non-income producing security.
+ Securities on loan.

  ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $141,906,486 with collateral backing valued at $145,698,568.

                               See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
DECEMBER 31, 1997

    FACE                                                           INTEREST                  MATURITY                       VALUE
   AMOUNT                             ISSUE                          RATE                      DATE                       (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: 46.3%
-----------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED: 2.9%
$    4,100,000                AT&T Universal Card
                              Master Tr. Ser. 1995-2 A               5.950%                   10/17/00                $   4,093,563

     3,950,000                Ford Credit Auto Owner
                              Tr.Ser. 1997-B A3 SEQ                  6.050%                 4/15/99-01                    3,972,219

     4,000,000                World Omni Automobile
                              Lease Tr. Ser. 1997-B A3
                              SEQ                                    6.180%                11/25/00-03                    4,001,400
                                                                                                                      -------------
                                                                                                                         12,067,182
-----------------------------------------------------------------------------------------------------------------------------------
BANKING: 5.6%
     1,900,000                Advanta Master Trust II
                              Ser. 1995-F A1                         6.050%                 8/01/00-03                    1,896,428

     2,775,000                American Express Master
                              Trust Ser. 1996-1 A                    6.800%                    5/15/01                    2,840,018

     3,950,000             .  Bank of New York 144A                  7.780%                12/01/06-26                    4,105,274

     2,500,000             .  BankAmerica
                              Institutional Capital
                              144A                                   7.700%                12/31/06-26                    2,573,475

     1,925,000                Capital One Bank Sr.                   7.080%                   10/30/01                    1,969,698

     1,400,000                NB Capital Tr. Ser.                    8.250%                 4/15/07-27                    1,527,764
                              1995-1 A

     1,000,000                NationsBank Master Tr.
                              Ser. 1995-1 A                          6.450%                    8/15/00                    1,009,680

     1,900,000                Prime Credit Card
                              Master Tr. Ser. 1995-1 A               6.750%                    8/15/02                    1,938,000

     3,200,000                Standard Credit Card
                              Master Tr. Ser. 1991-3 A               8.875%                    7/07/98                    3,244,992

     1,950,000             .  Wells Fargo Capital
                              Securities 144A                        7.730%                12/01/06-26                    2,023,496
                                                                                                                      -------------
                                                                                                                         23,128,825
-----------------------------------------------------------------------------------------------------------------------------------
BROADCASTING: 1.0%
     3,900,000                TCI
                              Communications, Inc. Sr.               7.250%                    6/15/99                    3,944,733
-----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 6.0%
     1,981,136                Amresco Commercial
                              Mortgage Sec. Ser. 1997-
                              C1 A1 SEQ                              6.730%                 6/17/02-04                    2,014,320

     2,713,732                Chase Commercial Mtg.
                              Sec. Ser. 1997-1 A1                    7.270%                 7/19/02-04                    2,802,565

       990,227                Countrywide Ser. 1993-E
                              A1 PAC                                 6.500%                 1/25/97-24                      989,608

     2,025,000                Credit Suisse First
                              Boston Ser. 1997-C2 A2
                              SEQ                                    6.520%                 7/17/05-07                    2,028,797

     FACE                                                           INTEREST                  MATURITY                       VALUE
    AMOUNT                             ISSUE                          RATE                      DATE                       (NOTE 1A)

-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: (CONTINUED)
  $  1,932,102             .  Donaldson, Lufkin &
                              Jenret, Inc. 144A                      6.550%                11/15/03-06                $   1,948,706

     1,950,000                First Union Lehman
                              Bros. Ser. 1997-C2. A2
                              SEQ                                    6.600%                05/18/05-07                    1,950,609

     3,850,000                First USA Credit Card
                              Master Tr. Ser. 1997-6 A               6.420%                    7/17/02                    3,887,297

     3,910,825                Lehman Commercial
                              Mtg.Ser. 97-LL1 A1 SEQ                 6.790%                 6/12/02-04                    3,992,708

     1,420,132                Prudential Home Loan
                              Mortgage Ser. 93-29 A-6
                              PAC                                    6.750%                 8/25/98-08                    1,422,347

     2,750,000                Residential Fund Corp.
                              Ser. 93-S37 A3 SEQ                     6.400%                10/25/01-23                    2,737,955

     1,046,371                Residential Funding
                              Corp. Ser.93-S25 A1 PAC                6.500%                 7/25/98-08                    1,044,404
                                                                                                                      -------------
                                                                                                                         24,819,316
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 14.8%
     2,575,000                Allmerica Financial
                              Corp. Sr.                              7.625%                   10/15/25                    2,729,088

     1,975,000                American Express Credit
                              Acct. Master Tr. Ser.
                              1997-1 A                               6.400%                    9/15/00                    2,001,524

     1,900,000                Arcadia Auto Trust Ser.
                              1997-B A5 SEQ                          6.700%                 2/15/01-05                    1,925,531

     1,800,000                Associates Corp. of North
                              America                                6.750%                    7/15/01                    1,830,240

     2,800,000                Associates Corp. of North
                              America                                6.375%                   10/15/02                    2,812,516

     3,775,000                Associates Corp. of North
                              America Sr.                            6.700%                    5/29/01                    3,830,455

     3,229,706                Banc One Auto
                              Receivable Grant Trust
                              97-A A                                 6.270%                11/20/99-03                    3,235,762

     1,200,000                Beneficial Corp.                       9.125%                    2/15/98                    1,203,720

     1,875,000                Cigna Corp. Deb.                       7.875%                    5/15/27                    2,010,131

     1,800,000                CIT Group Hldgs., Inc. Sr.             6.700%                    5/28/01                    1,829,916

     1,225,000                Commercial Credit
                              Group, Inc.                            6.750%                    5/15/00                    1,239,320

     3,075,000                Countrywide Funding
                              Corp.                                  6.580%                    9/21/01                    3,111,100

     3,800,000                Fleet Mortgage Group,
                              Inc.                                    7.060%                   7/26/02                    3,888,692

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
DECEMBER 31, 1997

    FACE                                                           INTEREST                  MATURITY                       VALUE$
   AMOUNT                             ISSUE                          RATE                      DATE                       (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS: (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: (CONTINUED)
  $  3,800,000                Ford Credit Auto Loan
                              Master Trust Ser. 95-1                  6.500%                   8/15/00                 $  3,830,856

     1,025,000                GE Global Insurance
                              Holding Corp.                           7.000%                   2/15/26                    1,064,114

     1,800,000                General Motors
                              Acceptance Corp.                        7.050%                   2/02/98                    1,801,242

     2,050,000                GMAC Commercial
                              Mortgage Security, Inc.                 6.550%                4/15/06-07                    2,065,293

     1,700,000                Household Fin. Co. Sr.                  6.750%                   6/01/00                    1,719,142

     3,750,000                Household Fin. Co. Sr.                  7.125%                   5/30/02                    3,881,363

     1,925,000                MBNA Corp. Sr.                          6.875%                  11/15/02                    1,940,573

     1,500,000                PennCorp Financial
                              Group Sr.                               9.250%               12/15/98-03                    1,571,250

     3,220,755             .  Railcar Leasing Ser.
                              1997-1 A1 SEQ 144A                      6.750%                7/15/02-06                    3,285,170

     1,925,000                Sears Credit Account
                              Master Tr.II Ser. 1997-1 A              6.200%                7/15/02-07                    1,926,353

     2,000,000                Sears Credit Account
                              Master Tr.II Ser. 1995-2 A              8.100%                6/15/00-04                    2,065,000

     3,650,000             .  Zurich Capital Trust
                              144A                                    8.376%                6/01/07-37                    3,977,478
                                                                                                                      -------------
                                                                                                                         60,775,829
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SPONSORED: FEDERALLY CHARTERED: 1.3%
     1,500,000                Big Rivers Electric
                              Cooperative Trust                      10.700%                9/15/98-17                    1,583,640

       825,000                Cajun Electric Power
                              Cooperative Trust                       9.520%                3/15/98-19                      870,070

     2,900,000                Deseret Generation
                              Cooperative Trust                      10.110%               12/15/97-17                    3,052,946
                                                                                                                      -------------
                                                                                                                          5,506,656
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SPONSORED: STATE CHARTERED: 0.5%
     1,850,000                New Jersey Economic
                              Development Authority
                              State Pension Funding
                              Ser. A                                  7.425%                   2/15/29                   2,042,474
----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES: 2.4%
     2,600,000                Columbia/HCA
                              Healthcare Corp.                        6.870%                   9/15/03                   2,549,274

     3,800,000                Columbia/HCA
                              Healthcare Corp.                        7.690%                   6/15/25                   3,658,944

     3,850,000                Columbia/HCA
                              Healthcare Corp.                        6.500%                   3/15/99                   3,828,247
                                                                                                                      ------------
                                                                                                                        10,036,465
----------------------------------------------------------------------------------------------------------------------------------

    FACE                                                           INTEREST                  MATURITY                    VALUE$
   AMOUNT                             ISSUE                          RATE                      DATE                    (NOTE 1A)
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS: 1.0%
$  3,950,000                  Fort James Corp. Sr.                    6.625%                   9/15/04                $  3,962,600
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS: 5.9%
    2,050,000                 Chesapeake Energy Corp.
                              Sr.                                     7.875%                   3/15/04                   2,014,125

    1,000,000                 Chevron Corp. Profit
                              Sharing Amort. Note                     8.110%               12/01/01-04                   1,067,170

    2,300,000              .  Electronic Data Systems
                              Corp. 144A                              6.850%                   5/15/00                   2,341,423

    1,900,000                 HealthSouth Corp. Sr.                   9.500%                4/01/98-01                   2,001,175

    1,500,000              .  K-III Communications
                              Corp. 144A Sr.                          8.500%                2/01/01-06                   1,526,250

    1,500,000                 Lear Seating Corp. Sub.                 8.250%                2/01/98-02                   1,518,750

    1,925,000                 Loews Corp. Sr.                         6.750%                  12/15/06                   1,938,533

    1,950,000                 Oracle Corp. Sr.                        6.910%                   2/15/07                   1,951,950

    1,400,000                 Oryx Energy Co. Deb.                    8.125%                  10/15/05                   1,493,534

    1,000,000                 Paging Network, Inc. Sr.                8.875%                2/01/99-06                     980,000

    1,000,000                 Paging Network, Inc. Sr.               10.000%               10/15/01-08                   1,040,000

    2,300,000                 Tenet Healthcare Corp.
                              Sr.                                     8.000%                   1/15/05                   2,340,250

    3,800,000                 Viacom, Inc. Sr.                        7.750%                   6/01/05                   3,864,942
                                                                                                                      ------------
                                                                                                                        24,078,102
----------------------------------------------------------------------------------------------------------------------------------
NEWSPAPERS: 1.1%
    1,975,000                 News America Holdings,
                              Inc. Sr.                                7.750%                   1/20/24                   2,055,146

    2,550,000                 News America Holdings,
                              Inc. Deb.                               7.375%                  10/17/08                   2,622,395
                                                                                                                      ------------
                                                                                                                         4,677,541
----------------------------------------------------------------------------------------------------------------------------------
RESTAURANT: 0.8%
    3,500,000                 Darden Restaurants, Inc.                7.125%                   2/01/16                   3,362,275
                              Deb.
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 3.0%
    3,500,000                 Arizona Public Service
                              Sr.                                     6.750%                  11/15/06                   3,559,360

    2,000,000                 CMS Energy Corp. Sub.                   7.625%                  11/15/04                   1,990,460

    2,850,000              .  Edison Mission Energy
                              Funding Note 144A                       7.330%                9/15/05-08                   2,976,483

    3,900,000                 Southern California
                              Edison Co.                              6.500%                   6/01/01                   3,933,579
                                                                                                                      ------------
                                                                                                                        12,459,882
                                                                                                                      ------------
                              TOTAL CORPORATE
                              (Cost: $188,114,732)                                                                     190,861,880
                                                                                                                      ------------
-----------------------------------------------------------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
DECEMBER 31, 1997

 FACE                                                       INTEREST                  MATURITY            VALUE
AMOUNT                          ISSUE                         RATE                      DATE             (NOTE A)
--------------------------------------------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: 5.2%
--------------------------------------------------------------------------------------------------------------------
$  4,034,252               Federal Home Loan
                           Mortgage Corp.                    7.500%                   8/01/11          $  4,144,548

     640,453               Federal Home Loan
                           Mortgage Corp.                    9.000%                  12/01/09               681,442

   2,600,000               Federal Home Loan
                           Mortgage Corp. Deb.               7.240%                5/15/98-02             2,608,944

   3,900,000               Federal Home Loan
                           Mortgage Corp.                    6.350%                5/17/01-18             3,920,709

      54,351               Federal National
                           Mortgage Assoc.                   7.750%                   4/01/08                56,731

     113,173               Federal National
                           Mortgage Assoc.                   8.000%                   6/01/08               118,266

     131,495               Federal National
                           Mortgage Assoc.                   9.000%                   4/01/16               139,713


     308,846               Federal National
                           Mortgage Assoc.                   8.500%                   9/01/09               322,812

     409,502               Federal  National
                           Mortgage Assoc.                   7.750%                   9/01/06               421,832

     587,605               Federal National
                           Mortgage Assoc.                   7.750%                   3/01/08               609,453

     848,844               Federal National
                           Mortgage Assoc.                   8.500%                   2/01/09               890,488

     979,891               Federal National
                           Mortgage Assoc.                   8.250%                   7/01/08             1,020,350

   2,925,000               Federal National
                           Mortgage Assoc.                   6.800%                9/25/04-22             2,973,438

   3,272,303               Government National
                           Mortgage Assoc.                   8.000%                  11/15/17             3,443,052

     248,766               Government National
                           Mortgage Assoc.                   7.500%                   5/15/07               257,316
                                                                                                       ------------
                           TOTAL FEDERAL AGENCY OBLIGATIONS
                           (Cost: $21,478,189)...............................................            21,608,734
                                                                                                       ------------
--------------------------------------------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 29.6%
--------------------------------------------------------------------------------------------------------------------
   3,350,000               +U.S. Treasury Bond              12.000%                8/15/08-13             4,936,024
   5,275,000                U.S. Treasury Bond               6.250%                   8/15/23             5,433,250
  15,975,000                U.S. Treasury Bond               8.750%                   5/15/17            20,944,663
  18,050,000               +U.S. Treasury Bond               8.125%                   8/15/21            22,768,451

 FACE                                                     INTEREST                   MATURITY              VALUE
AMOUNT                             ISSUE                    RATE                       DATE              (NOTE 1A)
--------------------------------------------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
$  1,963,288               +U.S. Treasury Inflation
                            Indexed Note                     3.375%                   1/15/07         $   1,911,752

   3,125,000               +U.S. Treasury Note               7.125%                   9/30/99             3,199,219

   1,500,000               +U.S. Treasury Note               6.625%                   7/31/01             1,542,180

   5,225,000               +U.S. Treasury Note               6.250%                   8/31/00             5,295,224

  10,350,000               +U.S. Treasury Note               6.875%                   8/31/99            10,544,063

  12,025,000                U.S. Treasury Note               7.875%                  11/15/04            13,443,589

  13,425,000               +U.S. Treasury Note               6.500%                   8/15/05            14,008,182

  30,975,000                U.S. Treasury Strip              0.000%                   5/15/07            17,966,429
                                                                                                      -------------
                            TOTAL FEDERAL TREASURY OBLIGATIONS
                            (Cost: $117,073,813).............................................           121,993,026
                                                                                                      -------------
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 7.3%
-----------------------------------------------------------------------------------------------------------------------------------
  11,775,000                Australian Government            9.000%                   9/15/04             8,984,213
   5,000,000                New Zealand                      8.000%                  11/15/06             3,082,438
   7,675,000                New Zealand                     10.000%                   3/15/02             4,879,008
   7,000,000                UK Treasury                      8.500%                  12/07/05            12,974,205

                            TOTAL FOREIGN OBLIGATIONS
                            (Cost: $31,736,560)..............................................            29,919,864
--------------------------------------------------------------------------------------------------------------------
YANKEE BONDS: 5.6%
--------------------------------------------------------------------------------------------------------------------
   1,900,000               .British Aerospace
                            Finance, Inc. 144A               7.500%                   7/01/27             2,031,252

   1,800,000                City of Naples Note              7.520%                   7/15/01-06          1,883,916

   3,800,000               .DR Investments 144A Sr.          7.100%                   5/15/02             3,894,354

   3,100,000                Hydro Quebec Deb. Ser.
                            HS                               9.400%                   2/01/21             4,002,720

   2,000,000               .Petroliam Nasional
                            Berhad 144A                      7.125%                   8/15/05             1,907,600

   2,600,000               .Petroliam Nasional
                            Berhad 144A                      6.875%                   7/01/03             2,545,946

   2,025,000                Province Of Quebec Deb.          7.125%                   2/09/24             2,085,568

   1,925,000                Southern Investments UK
                            Sr.                              6.375%                  11/15/01             1,922,036

   2,550,000                Talisman Energy Deb.             7.125%                   6/01/07             2,638,205
                                                                                                      -------------
                            TOTAL YANKEE BONDS
                            (Cost: $22,222,572)..............................................            22,911,597
                                                                                                      -------------

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
DECEMBER 31, 1997


  FACE                                                        INTEREST                 MATURITY          VALUE
AMOUNT                            ISSUE                         RATE                     DATE          (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 4.6%
-------------------------------------------------------------------------------------------------------------------
$  851,000                  American Express Credit
                            Corp.                            5.550%                   1/02/98         $     851,000

 9,291,000                  American Express Credit
                            Corp.                            6.000%                   1/07/98             9,291,000

 8,784,000                  General Electric
                            Capital Corp.                    6.020%                   1/05/98             8,784,000

                                                                                                      -------------
                            TOTAL SHORT TERM OBLIGATIONS
                            (Cost: $18,926,000)..............................................            18,926,000
                                                                                                      -------------
-------------------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS: 98.6%
                            (Cost: $399,551,866).............................................           406,221,101

                            OTHER ASSETS LESS LIABILITIES: 1.4%                                           5,969,530
                                                                                                      -------------
                            NET ASSETS: 100.0%...............................................         $ 412,190,631
                                                                                                      =============
-------------------------------------------------------------------------------------------------------------------

LEGEND:
-------
* Non-income producing security.
+ Securities on loan.
 . Restricted security.

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $31,147,268 with collateral backing valued at $31,731,201.

RESTRICTED SECURITIES: (Note 2)
-------------------------------

                                                                                         Valuation
                                     ACQUISITION             ACQUISITION                   AS OF
           ISSUE                        DATE                    COST                  DECEMBER 31, 1997
           -----                    -------------            -----------              -----------------
Bank of New York  144A.....           12/11/96                3,866,121                   4,105,274

BankAmerica Institutional
 Capital. 144A.............           11/26/96                2,473,850                   2,573,475

British Aerospace Finance,
 Inc. 144A.................            6/26/97                1,885,883                   2,031,252

Donaldson, Lufkin &
 Jenret, Inc. 144A.........            9/26/97                1,936,631                   1,948,706

DR Investments 144A Sr.....             5/6/97                3,797,834                   3,894,354

Edison Mission Energy
 Funding Note 144A.........             1/7/97                2,836,890                   2,976,483

Electronic Data Systems
 Corp. 144A................            5/19/95                3,297,393                   2,341,423

K-III Communications Corp.
 144A Sr.                              1/22/96                1,506,875                   1,526,250

Petroliam Nasional Berthad
 144A......................           10/02/97                1,998,300                   1,907,600

Petroliam Nasional Berthad
 144A......................           10/15/97                2,577,718                   2,545,946

RailcarLeasing 1997-1 A1
 144A SEQ..................             4/1/97                3,309,864                   3,285,170

Wells Fargo Capital
 Securities 144A...........             4/9/97                1,802,171                   2,023,496

Zurich Capital Trust 144A..            6/18/97                3,804,194                   3,977,478


The aggregate value of restricted securities at December 31, 1997 was $35,136,907 or 8.52% of the Income Portfolio's net assets.

                      See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH MONEY MARKET PORTFOLIO
December 31, 1997

 FACE                                                INTEREST       MATURITY        VALUE
AMOUNT                   ISSUE                         RATE           DATE        (NOTE 1A)
------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: 5.1%
------------------------------------------------------------------------------------------
$2,000,000     Wachovia Bank Corp.                6.100%       4/06/98        $ 1,999,504
                                                                              -----------

               TOTAL BANKERS' ACCEPTANCES
               (Cost: $1,999,504).........................................    $ 1,999,504
                                                                              -----------
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER: 88.9%
-----------------------------------------------------------------------------------------
3,411,000     Anheuser Busch, Inc.                6.650%       1/02/98          3,410,370
2,000,000     Associates Corp. of North
              America                             6.625%       5/15/98          2,003,331
2,000,000     Bell Atlantic Financial
              Services                            6.250%       1/05/98          1,993,009
1,500,000     Bellsouth Telecomm, Inc.            5.750%       2/25/98          1,486,823
1,500,000     Beneficial Corp.                    5.830%       1/08/98          1,483,555
2,000,000     Canadian Wheat Board                5.460%       1/06/98          1,998,483
2,000,000     DuPont (E.I.) de Nemours
              & Co.                               5.660%       2/09/98          1,987,737
2,000,000     General Electric Capital
              Corp.                               6.080%       1/05/98          1,991,752
  500,000     General Motors Acceptance
              Corp.                               5.710%       3/02/98            495,242
1,400,000     General Motors Acceptance
              Corp.                               5.700%       3/31/98          1,380,272
1,950,000     Goldman Sachs Group LP              5.720%       3/13/98          1,928,002
1,000,000     Hewlett-Packard Co.                 5.950%       1/21/98            996,694
1,500,000     Household Finance Corp.             5.820%       1/12/98          1,497,465
2,000,000     Merrill Lynch & Co., Inc.           5.690%       2/27/98          1,981,982
1,500,000     Morgan (J.P.) & Co., Inc.           5.600%       1/06/98          1,498,833
2,000,000     Northern Illinois Gas Co.           5.520%       1/09/98          1,997,547
2,000,000     Penney (J.C.) Funding
              Corp.                               5.520%       1/22/98          1,993,560
1,000,000     Procter & Gamble Co.                5.880%       1/05/98            999,347
2,000,000     Sears Roebuck Acceptance
              Corp.                               5.720%       2/13/98          1,986,335
2,000,000     Toronto-Dominion Holdings           5.550%       1/02/98          1,999,692
                                                                              -----------

              TOTAL COMMERCIAL PAPER
              (Cost: $35,110,031)........................................      35,110,031
                                                                              -----------

 ______________________________________________________________________________

 FACE                                                INTEREST       MATURITY        VALUE
AMOUNT                   ISSUE                         RATE           DATE        (NOTE 1A)
------------------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: 5.1%
------------------------------------------------------------------------------------------
2,000,000     Federal National Mortgage
              Assoc.                             5.890%         5/21/98         1,999,174
                                                                          ---------------

              TOTAL FEDERAL AGENCY OBLIGATIONS
              (Cost: $1,999,174).....................................           1,999,174
                                                                          ---------------
------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS: 99.1%
              (Cost: $39,108,709)....................................          39,108,709

              OTHER ASSETS LESS LIABILITIES: 0.9%....................             371,130
                                                                           --------------
              NET ASSETS: 100.0%.....................................         $39,479,839
                                                                           ==============

_______________________________________________________________________________

See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
DECEMBER 31, 1997

                                                                            VALUE
SHARES                   ISSUE                                            (NOTE 1A)
------------------------------------------------------------------------------------
COMMON STOCK: 49.6%
------------------------------------------------------------------------------------
AEROSPACE: 1.3%

    307,600       Boeing Co.                                             $15,053,175
     10,643     +*Raytheon Co. Cl. A                                         524,843
    203,300      +Raytheon Co. Cl. B                                      10,266,650
                                                                         -----------
                                                                          25,844,668
------------------------------------------------------------------------------------
AUTOMOTIVE: 1.0%

    166,900         General Motors Corp.                                  10,118,312
    354,100        *Renault SA                                             9,960,809
                                                                         -----------
                                                                          20,079,121
------------------------------------------------------------------------------------
BANKING: 4.8%

    316,300         Ahmanson (H.F.) & Co.                                 21,172,331
    375,000         Banc One Corp.                                        20,367,187
    341,400         BankAmerica Corp.                                     24,922,200
    279,200        +NationsBank Corp.                                     16,978,850
    189,900        *Washington Mutual, Inc.                               12,112,059
                                                                         -----------
                                                                          95,552,627
------------------------------------------------------------------------------------
BROADCASTING: 2.9%

    341,000         CBS Corp.                                             10,038,187
    337,800        +Time Warner, Inc.                                     20,943,600
    592,800       +*U.S. West, Inc.-Media Group                           17,117,100
    208,200        *Viacom, Inc. Cl. B                                     8,627,287
                                                                         -----------
                                                                          56,726,174
------------------------------------------------------------------------------------
BUSINESS SERVICES: 0.6%

    184,077        *Cendant Corp.                                          6,327,663
    115,200         HBO & Co.                                              5,526,000
                                                                         -----------
                                                                          11,853,663
------------------------------------------------------------------------------------
CHEMICALS: 2.5%

    372,800         Du Pont (E.I.) de Nemours & Co.                       22,391,300
     54,100         Monsanto Co.                                           2,272,200
    251,300         Rohm & Haas Co.                                       24,061,975
                                                                         -----------
                                                                          48,725,475
------------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 3.6%

    218,700         Bristol-Myers Squibb Co.                              20,694,487
    146,518        *Novartis AG ADR                                       11,903,855
    166,500         Pfizer, Inc.                                          12,414,656
    162,800         Schering-Plough Corp.                                 10,113,950
    124,800         Warner-Lambert Co.                                    15,475,200
                                                                         -----------
                                                                          70,602,148
------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 2.2%

    242,800         AMP, Inc.                                            $10,197,600
    460,500         General Electric Co.                                  33,789,187
                                                                         -----------
                                                                          43,986,787
------------------------------------------------------------------------------------
ELECTRONICS: 1.8%

    114,300        *Analog Devices, Inc.                                   3,164,681
    160,320        *Ericsson (L. M.) Telephone Co. ADR Cl. B               5,986,950
     99,300        *Intel Corp.                                            6,972,722
    134,100        *Lucent Technologies, Inc.                             10,711,237
    164,600        *Teradyne, Inc.                                         5,267,200
     97,000        *Texas Instruments, Inc.                                4,365,000
                                                                          -----------
                                                                          36,467,790
-------------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 0.5%

    104,835         Disney (Walt) Co.                                     10,385,217
-------------------------------------------------------------------------------------
FINANCIAL SERVICES: 0.8%

    307,899         Travelers Group, Inc.                                 16,588,059
------------------------------------------------------------------------------------
FOOD & BEVERAGES: 1.7%

    107,700         Coca-Cola Co.                                          7,175,512
    159,900         General Mills, Inc.                                   11,452,837
    315,100         Heinz (H.J.) Co.                                      16,011,019
                                                                          ----------
                                                                          34,639,368
------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 1.1%

    284,600         Fort James Corp.                                      10,885,950
    221,500         Weyerhaeuser Co.                                      10,867,344
                                                                         -----------
                                                                          21,753,294
------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT: 0.4%

    229,700         Tenet Healthcare Corp.                                 7,608,812
------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS: 0.9%

     60,200         Gillette Co.                                           6,046,338
    137,300         Procter & Gamble Co.                                  10,958,256
                                                                         -----------
                                                                          17,004,594
------------------------------------------------------------------------------------
INSURANCE: 2.4%

    235,500         ACE, Ltd.                                             22,725,750
     73,400         General Re Corp.                                      15,560,800
    110,200         St. Paul Cos., Inc.                                    9,043,287
                                                                         -----------
                                                                          47,329,837
------------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
DECEMBER 31, 1997

                                                                            VALUE
SHARES                   ISSUE                                            (NOTE 1A)
------------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
------------------------------------------------------------------------------------
MACHINERY: 0.4%
    205,200         Browning-Ferris Industries, Inc.                     $ 7,592,400
------------------------------------------------------------------------------------
MEDICAL SUPPLY: 1.1%
     97,100       +*Boston Scientific Corp.                                4,454,462
     71,100         Guidant Corp.                                          4,425,975
    186,600         Johnson & Johnson                                     12,292,275
                                                                         -----------
                                                                          21,172,712
------------------------------------------------------------------------------------
METALS-STEEL & IRON: 0.5%
    449,500        +British Steel Corp. PLC ADR                            9,636,156
     55,700        *Ispat International NV Cl. A                           1,204,512
                                                                         -----------
                                                                          10,840,668
------------------------------------------------------------------------------------
MISCELLANEOUS: 1.6%
    707,600         Tyco International Ltd.                               31,886,225
------------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 2.6%
    201,900        *Cisco Systems, Inc.                                   11,268,544
    189,700         Compaq Computer Corp.                                 10,706,194
    177,300         IKON Office Solutions, Inc.                            4,986,562
    125,700         International Business Machines Corp.                 13,143,506
    159,800         Xerox Corp.                                           11,795,237
                                                                         -----------
                                                                          51,900,043
------------------------------------------------------------------------------------
OIL: 1.0%
    344,745         TOTAL SA ADR                                          19,133,347
------------------------------------------------------------------------------------
OIL & GAS EXPLORATION: 1.3%
    149,000         Anadarko Petroleum Corp.                               9,042,437
     96,600         ENI SPA ADR                                            5,512,237
    518,700        *Seagull Energy Corp.                                  10,698,187
                                                                         -----------
                                                                          25,252,861
------------------------------------------------------------------------------------
OIL-DOMESTIC: 1.1%
    300,900         Oryx Energy Co.                                        7,672,950
    340,800         Unocal Corp.                                          13,227,300
                                                                         -----------
                                                                          20,900,250
------------------------------------------------------------------------------------
OIL-INTERNATIONAL: 0.6%
    202,900        +Royal Dutch Petroleum Co.                             10,994,644
------------------------------------------------------------------------------------
RETAIL GROCERY: 1.8%
        582       .*Food 4 Less Holdings, Inc. (Wts.) 144A                   153,491
    491,900        *Kroger Co.                                            18,169,556
    263,200        +Safeway, Inc.                                         16,647,400
                                                                         -----------
                                                                          34,970,447
------------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
------------------------------------------------------------------------------------
RETAIL TRADE: 4.3%
    243,900         CVS Corp.                                           $ 15,624,844
    227,700         Dayton-Hudson Corp.                                   15,369,750
    240,700         Home Depot, Inc.                                      14,171,212
    282,800         Rite Aid Corp.                                        16,596,825
    353,600        *Staples, Inc.                                          9,834,500
    441,400        *Toys 'R Us, Inc.                                      13,876,512
                                                                        ------------
                                                                          85,473,643
------------------------------------------------------------------------------------
SOFTWARE: 0.6%
      5,887        *Anacomp, Inc.                                             91,616
      1,495        *Anacomp, Inc. (Wts.)                                       9,998
     93,000        *Microsoft Corp.                                       12,017,344
                                                                        ------------
                                                                          12,118,958
------------------------------------------------------------------------------------
TOBACCO: 1.1%
    488,000         Philip Morris Cos., Inc.                              22,112,500
------------------------------------------------------------------------------------
TRANSPORTATION-TRUCKING: 0.0%
    500           .*Crown Packaging Holdings Ltd. (Wts.) 144A                     63
------------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 1.3%
    180,200         FPL Group, Inc.                                       10,665,587
    365,000         Texas Utilities Co.                                   15,170,312
                                                                        ------------
                                                                          25,835,899
------------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 1.8%
    223,900        +Bell Atlantic Corp.                                   20,374,900
    547,300       +*WorldCom, Inc.                                        16,572,928
                                                                        ------------
                                                                          36,947,828
------------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost: $819,976,106)............................     982,280,122
------------------------------------------------------------------------------------

   FACE                                        INTEREST         MATURITY          VALUE
  AMOUNT                    ISSUE                RATE             DATE          (NOTE 1A)
-------------------------------------------------------------------------------------------
CORPORATE BONDS: 19.6%
-------------------------------------------------------------------------------------------
ASSET BACKED: 1.5%
$                   Arcadia Automobile
    3,500,000       Rec. Ser 1997-C A5 SEQ         6.550%      6/15/01-05      $  3,544,844

    8,700,000       AT&T Universal Card
                    Master Tr. Ser.                5.950%        10/17/00         8,686,341
                    1995-2A

    8,655,000       Ford Credit Auto
                    Owner Tr. Ser. 1997-B          6.050%      4/15/99-01         8,703,684
                    A3 SEQ

    8,480,000       World Omni Automobile
                    Lease Tr. Ser. 1997-B          6.180%      11/25/00-03         8,482,968
                    A3 SEQ
                                                                                ------------
                                                                                  29,417,837
--------------------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
DECEMBER 31, 1997

   FACE                                        INTEREST         MATURITY          VALUE
  AMOUNT                    ISSUE                RATE             DATE          (NOTE 1A)
------------------------------------------------------------------------------------------------
CORPORATE BONDS: (CONTINUED)
------------------------------------------------------------------------------------------------
BANKING: 2.1%
 $2,950,000         Advanta Master Trust
                    II Ser. 1995-F A1              6.050%       8/01/00-03     $  2,944,454

  2,850,000       . Bank of New York 144A          7.780%      12/01/06-26        2,962,034

  3,500,000       . BankAmerica
                    Institutional Capital
                    144A                           7.700%      12/31/06-26        3,602,865


  1,725,000         Capital One Bank Sr.           7.080%         10/30/01        1,765,055

  6,675,000         First Deposit Master
                    Trust Ser. 1993-2              5.750%          6/15/98        6,668,726

  4,600,000       + NB Capital Trust               8.250%       4/15/07-27        5,019,796
                    Ser.1995-1 A

  2,800,000         Nations Bank Master            6.450%          8/15/00        2,827,104
                    Trust Ser. 1995-1

  8,175,000         Prime Credit Card
                    Master Trust Ser.              6.750%          8/15/02        8,338,500
                    1995-1 A

  2,100,000         Standard Credit Card
                    Master Tr. Ser 1991-3 A        8.875%          7/07/98        2,129,526


  2,800,000       . State Street
                    Institutional Capital
                    A 144A                         7.940%      12/30/06-26        2,973,768


  3,000,000       . Wells Fargo Capital
                    Securities 144A                7.730%      12/01/06-26        3,113,070
                                                                               ------------
                                                                                 42,344,898
------------------------------------------------------------------------------------------------
BROADCASTING: 0.4%
  7,650,000         TCI Communications,
                    Inc. Sr.                       7.250%          6/15/99        7,737,746
------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.5%
  6,006,999         Amresco Commercial
                    Mortgage Sec. Ser
                    1997-C1 A SEQ                  6.730%       6/17/02-04        6,107,616

    983,397         Countrywide Ser.
                    1993-E A1 PAC                  6.500%       1/25/97-24          982,783

  2,140,215         Countrywide Ser.               7.125%      12/25/98-23        2,148,904
                    1993-5 A4 SEQ

  4,300,000         Credit Suisse First
                    Boston Ser.1997-C2 A2          6.520%       7/17/05-07        4,308,063
                    SEQ

  3,814,663        .Donaldson, Lufkin &
                    Jenret, Inc. 144A              6.550%      11/15/03-06        3,847,446

  4,150,000         First Union Lehman
                    Bros. Ser 1997-C2 A-2          6.600%      05/18/05-07        4,151,297
                    SEQ
------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: (CONTINUED)
 $7,425,000         First USA Credit Card
                    Master Tr. Ser.                6.420%          7/17/02     $  7,496,930
                    1997-6 A

  7,500,000         General Electric
                    Capital Mtg.
                    Services., Inc. Ser.           6.500%       1/25/00-24        7,434,375
                    1994-1 A6 TAC


  7,672,192         Lehman Commercial
                    Mortgage Ser. 97-LL1           6.790%      10/12/02-04        7,832,829
                    A1 SEQ

  3,632,799        .Morgan Stanley
                    Capital Ser.                   7.020%      10/15/03-06        3,696,373
                    97-WF1-A1 144A

    832,491         Prudential Home Loan
                    Mortgage Ser. 93-29
                    A-6 PAC                        6.750%       8/25/98-08          833,790

    773,405         Residential Funding
                    Corp. Ser. 1993-S25
                    A1 PAC                         6.500%       7/25/98-08          771,951
                                                                               ------------
                                                                                 49,612,357
------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 6.5%
  2,600,000         Allmerica Financial
                    Corp. Sr.                      7.625%         10/15/25        2,755,584

  3,850,000         American Express
                    Credit Account Master
                    Tr. Ser. 1997-1 A              6.400%          9/15/00        3,901,706

  4,200,000         Associates Corp. of
                    North America Sr.              6.450%         10/15/01        4,230,114

  4,100,000         Associates Corp. of
                    North America                  6.375%         10/15/02        4,118,327

  2,550,000         Associates Corp. of
                    North America                  6.750%          7/15/01        2,592,840

  6,047,985         Banc One Auto
                    Receivable Grant
                    Trust 97-A A                   6.270%      11/20/99-03        6,059,325

  1,200,000         Beneficial Corp.               9.125%          2/15/98        1,203,720

  3,900,000         Chase Manhattan
                    Credit Card Master
                    Trust Ser. 1996-3 A            7.040%          5/15/01        4,012,125


  3,300,000         Cigna Corp. Deb.               7.875%          5/15/27        3,537,831

  3,230,000         CIT Group Holdings,
                    Inc.                           6.750%          5/14/01        3,288,269

  5,200,000         CIT Group Holdings,
                    Inc. Sr.                       6.700%          5/28/01         5,286,424

 14,600,000         Commercial Credit
                    Group, Inc.                    6.450%          7/01/02        14,705,558

  9,725,000         Countrywide Home Loan          6.580%          9/21/01         9,839,172


METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
DECEMBER 31, 1997

 FACE                                            INTEREST          MATURITY         VALUE
AMOUNT                ISSUE                        RATE              DATE         (NOTE 1A)
---------------------------------------------------------------------------------------------
CORPORATE BONDS: (CONTINUED)
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES: (CONTINUED)
$ 6,600,000         Countrywide Home
                    Loan, Inc.                     7.260%          5/10/04       $  6,870,534

  6,600,000         FINOVA Capital Corp.
                    Sr.                            7.125%          5/01/02          6,788,628

  4,400,000         Fleet Mortgage Group,
                    Inc.                           7.060%          7/26/02          4,502,696

  5,350,000         Ford Credit Auto Loan
                    Master Trust Ser.95-1          6.500%          8/15/00          5,393,442

  1,800,000         GE Global Insurance
                    Holding Corp.                  7.000%          2/15/26          1,868,688

  2,500,000         General Motors
                    Acceptance Corp.               7.050%          2/02/98          2,501,725

  4,325,000         GMAC Commercial
                    Mortgage Security,             6.550%       4/15/06-07          4,357,265
                    Inc.

  2,400,000         Household Finance
                    Corp. Sr.                      6.750%          6/01/00          2,427,024

  3,775,000         MBNA Corp. Sr.                 6.875%         11/15/02          3,805,540
  1,500,000         PennCorp Financial
                    Group Sr.                      9.250%      12/15/98-03          1,571,250

  5,061,186        .Railcar Leasing Ser.
                    1997-1 A1 SEQ 144A             6.750%       7/15/02-06          5,162,410

  3,700,000         Sears Credit Account
                    Master. Tr. II Ser.            6.200%       7/15/02-07          3,702,601
                    1997-1 A

  2,600,000         Sears Credit Account
                    Master Trust II Ser.           8.100%       6/15/00-04          2,684,500
                    1995-2 A

  4,300,000         Travelers Capital III          7.750%      12/01/06-36          4,459,229
  7,175,000        .Zurich Capital Trust
                    144A                           8.376%       6/01/07-37          7,818,741
                                                                                 ------------
                                                                                  129,445,268
---------------------------------------------------------------------------------------------
GOVERNMENT SPONSORED: FEDERALLY CHARTERED: 0.3%
  2,250,000         Big Rivers Electric
                    Cooperative Trust             10.700%       9/15/98-17          2,375,460

  3,750,000         Deseret Generation
                    Cooperative Trust             10.110%      12/15/97-17          3,947,775
                                                                                 ------------
                                                                                    6,323,235
---------------------------------------------------------------------------------------------
GOVERNMENT SPONSORED: STATE CHARTERED: 0.2%
  3,675,000         New Jersey Economic
                    Development Authority
                    State Pension Funding
                    Ser. A                         7.425%          2/15/29          4,057,347
---------------------------------------------------------------------------------------------
HEALTHCARE SERVICES: 0.8%
$ 4,525,000         Columbia/HCA
                    Healthcare Corp.               6.410%          6/15/00       $  4,457,442

  3,600,000         Columbia/HCA
                    Healthcare Corp.               7.690%          6/15/25          3,466,368

  3,725,000         Columbia/HCA
                    Healthcare Corp.               7.500%         12/15/23          3,512,265

  3,700,000         Columbia/HCA
                    Healthcare Corp.               6.870%          9/15/03          3,627,813
                                                                                 ------------
                                                                                   15,063,888
---------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS: 0.4%
  7,700,000         Fort James Corp.               6.625%          9/15/04          7,724,563
---------------------------------------------------------------------------------------------
INDUSTRIALS: 3.4%
  2,825,000         Chesapeake Energy
                    Corp. Sr.                      7.875%          3/15/04          2,789,688

  1,500,000         Chevron Corp. Profit
                    Sharing Amort. Note            8.110%      12/01/01-04          1,600,755

  3,300,000        .Electronic Data
                    Systems Corp. 144A             6.850%          5/15/00          3,359,433

  4,100,000         HealthSouth Corp. Sr.          9.500%       4/01/98-01          4,318,325

  5,800,000         Honeywell, Inc.                6.750%          3/15/02          5,917,102

  8,450,000         Ingersoll-Rand Co.             6.200%         11/15/99          8,469,266

  2,075,000        .K-III Communications
                    Corp. 144A Sr.                 8.500%       2/01/01-06          2,111,313

  1,550,000         Lear Seating Corp.             8.250%       2/01/98-02          1,569,375
                    Sub.

  3,400,000         Loews Corp.                    6.750%         12/15/06          3,423,902

 10,600,000         Oracle Corp. Sr.               6.720%          2/15/04         10,577,422

  2,000,000         Oryx Energy Co.                8.125%         10/15/05          2,133,620

  4,925,000         Owens Illinois, Inc.           7.850%          5/15/04          5,173,910
                    Sr.

  2,225,000        +Paging Network, Inc.
                    Sr.                            8.875%       2/01/99-06          2,180,500

  2,000,000         Paging Network, Inc.          10.000%      10/15/01-08          2,080,000
                    Sr.

  3,500,000         Tenet Healthcare
                    Corp. Sr.                      7.875%          1/15/03          3,543,750

  7,250,000         Viacom, Inc. Sr.               7.750%          6/01/05          7,373,903
                                                                                 ------------
                                                                                   66,622,264
---------------------------------------------------------------------------------------------
NEWSPAPERS: 0.4%
  3,825,000         News America
                    Holdings, Inc. Sr.             7.750%          1/20/24          3,980,219

  3,900,000         News America
                    Holdings, Inc.                 7.375%         10/17/08          4,010,721
                                                                                 ------------
                                                                                    7,990,940
---------------------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
DECEMBER 31, 1997

 FACE                                            INTEREST          MATURITY         VALUE
AMOUNT                ISSUE                        RATE              DATE         (NOTE 1A)
---------------------------------------------------------------------------------------------
CORPORATE BONDS: (CONTINUED)
---------------------------------------------------------------------------------------------
RESTAURANT: 0.2%
$ 4,400,000         Darden Restaurants,
                    Inc.                           7.125%          2/01/16       $  4,226,860
---------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 0.7%
  3,350,000         CMS Energy Corp. Sr.           8.125%          5/15/02          3,444,269

  4,150,000        .Edison Mission Energy
                    Funding Note 144A              7.330%       9/15/05-08          4,334,177

  5,350,000         Southern California
                    Edison Co.                     6.500%          6/01/01          5,396,064
                                                                                  -----------
                                                                                   13,174,510
---------------------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 0.2%

  5,000,000         AirTouch
                    Communications, Inc.           7.000%         10/01/03          5,119,400

---------------------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS
                    (Cost: $382,641,661)..................................        388,861,113
                                                                                 ------------
---------------------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: 1.6%
---------------------------------------------------------------------------------------------
  3,700,000         Federal Home Loan
                    Mortgage Corp.                 7.240%       5/15/98-02          3,712,728

  5,875,000         Federal National
                    Mortgage Assoc.                6.800%       9/25/04-22          5,972,290

     43,832         Federal National
                    Mortgage Assoc.                9.000%          4/01/16             46,571

  1,336,929         Federal National
                    Mortgage Assoc.                8.500%          2/01/09          1,402,519

  1,120,414         Federal National
                    Mortgage Assoc.                8.000%          6/01/08          1,170,833

    603,173         Federal National
                    Mortgage Assoc.                7.250%          9/01/07            620,490

  2,947,672         Federal National
                    Mortgage Assoc.                7.000%         12/01/07          3,016,559

  3,945,059         Federal National
                    Mortgage Assoc.                8.500%          8/01/22          4,155,844

  4,908,455         Government National
                    Mortgage Assoc.                8.000%         11/15/17          5,164,578

  5,182,103         Government National
                    Mortgage Assoc. ARM            6.500%          5/15/09          5,233,872

  1,977,985         Government National
                    Mortgage Assoc. Pool           6.000%          2/15/09          1,966,849
                                                                                 ------------
                    TOTAL FEDERAL AGENCY OBLIGATIONS
                    (Cost: $32,195,483)...................................         32,463,133
                                                                                 ------------
---------------------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 15.0%
-------------------------------------------------------------------------------------------
$ 5,725,000         +U.S. Treasury Bond            12.000%      8/15/08-13       $ 8,435,444
 24,475,000         +U.S. Treasury Bond             8.750%         5/15/17        32,088,928
 60,425,000         +U.S. Treasury Bond             8.125%         8/15/21        76,220,699
  3,799,090         +U.S. Treasury
                     Inflation Indexed              3.375%         1/15/07         3,699,364
                     Notes
  9,000,000         +U.S. Treasury Note             6.250%         2/28/02         9,164,520
 21,425,000          U.S. Treasury Note             6.750%         5/31/99        21,739,733
 29,525,000         +U.S. Treasury Note             6.875%         8/31/99        30,078,594
 13,625,000         +U.S. Treasury Note             7.125%         9/30/99        13,948,594
 43,025,000          U.S. Treasury Note             7.875%        11/15/04        48,100,659
 10,000,000          U.S. Treasury Note             6.500%         8/15/05        10,434,400
 73,450,000          U.S. Treasury Note
                     Strip Interest                 0.000%         5/15/07        42,603,204
                                                                                 -----------
                     TOTAL FEDERAL TREASURY OBLIGATIONS
                     (Cost: $285,767,631).................................       296,514,139
                                                                                 -----------
--------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 3.2%
--------------------------------------------------------------------------------------------
 25,250,000  AUD     Australian Government          9.000%         9/15/04        19,265,511
 11,375,000  NZD     New Zealand                    8.000%        11/15/06         7,012,547
 17,225,000  NZD     New Zealand                   10.000%         3/15/02        10,949,956
 14,450,000  GBP     UK Treasury                    8.500%        12/07/05        26,782,465
                                                                                 -----------
                     TOTAL FOREIGN OBLIGATIONS
                     (Cost: $67,893,769)..................................        64,010,479
                                                                                 -----------
--------------------------------------------------------------------------------------------

YANKEE BONDS: 2.1%
--------------------------------------------------------------------------------------------
  3,625,000         .British Aerospace
                     Finance, Inc. 144A             7.500%         7/01/27         3,875,415

  2,475,000          City of Naples Note            7.520%      7/15/01-06         2,590,385
  6,700,000         .DR Investments 144A
                     Sr.                            7.100%         5/15/02         6,866,361

  5,450,000          Hydro Quebec Deb.
                     Ser. HS                        9.400%         2/01/21         7,037,040

  3,000,000          Norsk Hydro AS Deb.            7.150%        11/15/25         3,093,390
  8,100,000         .Petroliam Nasional
                     Berhad 144A                    7.125%         8/15/05         7,725,780

  5,675,000          Province Of Quebec
                     Deb.                           7.125%         2/09/24         5,844,739

  3,600,000          Talisman Energy Deb.           7.125%         6/01/07         3,724,525
                                                                                 -----------
                     TOTAL YANKEE BONDS
                     (Cost: $39,280,272)..................................        40,757,635
                                                                                 -----------
--------------------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
DECEMBER 31, 1997

 FACE                                            INTEREST          MATURITY         VALUE
AMOUNT                ISSUE                        RATE              DATE         (NOTE 1A)
--------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 8.8%
$                   American Express
10,883,000          Credit Corp.                   5.750%         1/08/98       $ 10,883,000

19,911,000          American Express
                    Credit Corp.                   6.000%         1/13/98         19,911,000

30,000,000          Bell Atlantic
                    Financial Services             6.250%         1/05/98         29,979,167

28,340,000          Bell Atlantic
                    Financial Services             5.840%         1/23/98         28,238,858

 4,258,000          Commercial Credit Co.          5.950%         1/16/98          4,258,000

 1,766,000          Deere & Co.                    5.750%         1/13/98          1,766,000

 6,104,000          Deere (John) Capital
                    Corp.                          5.930%         1/05/98          6,104,000

 7,487,000          Ford Motor Credit Co.          6.100%         1/08/98          7,487,000

21,928,000          General Electric
                    Capital Corp.                  5.910%         1/13/98         21,928,000

15,000,000          Goldman Sachs Group LP
                                                   5.840%         1/05/98         14,990,266
29,572,000          Household Finance
                    Corp.                          5.820%          1/8/98         29,572,000
                                                                                ------------
                    TOTAL SHORT TERM OBLIGATIONS
                    (Cost: $175,117,291).................................        175,117,291
                                                                                ------------
--------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS: 99.9%
                    (Cost: $1,802,872,213)...............................      1,980,003,912
                    OTHER ASSETS LESS LIABILITIES: 0.1%                            2,227,802
                                                                              --------------
                    NET ASSETS: 100.0%...................................     $1,982,231,714
                                                                              ==============
--------------------------------------------------------------------------------------------

LEGEND:
-----------
* Non-income producing security.
+ Securities on loan.
 . Restricted security.
  ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $116,410,035 with collateral backing valued at $118,838,443.

RESTRICTED SECURITIES: (Note 2)
-------------------------------
                                                                               Valuation
                                                                                 as of
                                   Acquisition          Acquisition           December 31,
           Issue                       Date                 Cost                  1997
           -----                       ----                 ----                  ----
Bank of New York  144A.....         12/24/96           $    2,775,074       $     2,962,034
BankAmerica Institutional
 Capital 144A..............         11/26/96                3,463,390             3,602,865
British Aerospace Finance,
 Inc. 144A.................          6/26/97                3,598,066             3,875,415
Crown Packaging  Holdings,
 Ltd. (Wts.) 144A..........           6/1/94                   20,000                    63
Donaldson, Lufkin &
 Jenret, Inc. 144A.........          9/26/97                3,823,604             3,847,446
DR Investments 144A Sr.               5/6/97                6,696,181             6,866,361
Edison Mission Energy
 Funding 144A Note.........           1/7/97                4,130,910             4,334,177
Electronic Data Systems
 Corp. 144A................          5/19/95                3,297,393             3,359,433
Food For Less Holdings, Inc.
(Wts.)144A.................           6/1/94                   40,478               153,491
K-III Communications Corp.
 144A Sr.                            1/22/96                2,084,125             2,111,313
Morgan Stanley Capital
 Ser. 97-WF1-A1 144A.......          6/17/97                3,643,450             3,696,373
Petroliam Nasional Berthad            10/2/97-
 144A......................           11/19/97              7,979,799             7,725,780
RailcarLeasing Ser. 1997-1
 A1 144A SEQ...............        4/1/97-4/15/97           4,989,618             5,162,410
State Street Institutional
 Captial A 144A............          12/18/96               2,757,760             2,973,768
Wells Fargo Capital
 Securities 144A...........           4/8/97                2,775,570             3,113,070
Zurich Capital Trust 144A..       6/18/97-6/26/97           7,480,202             7,818,741

The aggregate value of restricted securities at December 31, 1997 was $61,602,740 or 3.11% of the Diversified Portfolio's net assets.

                      See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

DECEMBER 31, 1997

                                                                  VALUE
SHARES              ISSUE                                       (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: 93.4%
-------------------------------------------------------------------------------
AEROSPACE: 0.8%
    230,700   +     Boeing Co.                                  $ 11,289,881
-------------------------------------------------------------------------------
AUTOMOTIVE: 2.1%
    490,000   + *   Budget Group, Inc. Cl. A                      16,935,625
    190,600         Danaher Corp.                                 12,031,625
                                                                ------------
                                                                  28,967,250
-------------------------------------------------------------------------------
BANKING: 3.1%
    163,200   +     Ahmanson (H.F.) & Co.                          10,924,200
    259,800         BankAmerica Corp.                              18,965,400
    276,600         Bank United Corp. Cl. A                        13,605,262
                                                                -------------
                                                                   43,485,862
-------------------------------------------------------------------------------
BROADCASTING: 2.5%
    709,400   +     CBS Corp.                                      20,882,962
    184,300   +     Chancellor Media Corp.                         13,759,147
                                                                -------------
                                                                   34,642,109
-------------------------------------------------------------------------------
BUSINESS SERVICES: 19.0%
    875,400   + *   Caribiner International, Inc.                  38,955,300
  2,161,829   + *   Cendant Corp.                                  74,312,864
    907,600   *     Creative Technology Ltd.                       19,910,475
    374,800   +     HBO & Co.                                      17,978,687
    398,225   + *   Outdoor Systems, Inc.                          15,281,884
  2,246,500   *     Republic Industries, Inc.                      52,371,532
    560,300   + *   Snyder Communications, Inc.                    20,450,950
    205,350   + *   U.S. Office Products Co.                        4,004,325
    398,400   *     Universal Outdoor Holdings, Inc.               20,766,600
                                                                -------------
                                                                  264,032,617
-------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 2.5%
    391,100   + *   America Online, Inc.                           34,881,231
-------------------------------------------------------------------------------
CONSTRUCTION & MINING EQUIPMENT: 0.6%
    353,400   *     Terex Corp.                                     8,304,900
-------------------------------------------------------------------------------
COSMETICS: 0.8%
    189,800   + *   Avon Products, Inc.                            11,648,975
-------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 3.0%
     46,000         Cooper Cos., Inc.                               1,880,250
    258,500         Schering-Plough Corp.                          16,059,313
    195,200         Warner-Lambert Co.                             24,204,800
                                                                -------------
                                                                   42,144,363
-------------------------------------------------------------------------------
EDUCATION: 0.5%
    157,000   *     Apollo Group, Inc. Cl. A                     $  7,437,875
-------------------------------------------------------------------------------
ELECTRONICS: 8.5%
    769,400   *     Advanced Fibre Communications, Inc.            22,504,950
    302,000   + *   Analog Devices, Inc.                            8,361,625
    627,300   + *   CHS Electronics, Inc.                          10,624,894
    207,500   *     Intel Corp.                                    14,570,391
    364,500   *     Kulicke & Soffa Industries, Inc.                6,811,594
    334,800   +     Motorola, Inc.                                 19,104,525
     48,700   *     P-Com, Inc.                                       852,250
    187,800   + *   Sanmina Holdings, Inc.                         12,782,138
    207,500   + *   Tellabs, Inc.                                  10,952,109
    250,100   +     Texas Instruments, Inc.                        11,254,500
                                                                -------------
                                                                  117,818,976
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 3.4%
    218,300   *     Ascent Entertainment Group, Inc.                2,237,575
    524,000   *     Florida Panthers Holdings, Inc. Cl. A           9,039,000
    581,800         International Game Technology                  14,690,450
    639,900   +     News Corp. Ltd. ADS                            14,277,769
    288,100   *     Ticketmaster Group, Inc.                        6,662,313
                                                                -------------
                                                                   46,907,107
-------------------------------------------------------------------------------
FINANCIAL SERVICES: 4.2%
    121,600   *     Hartford Financial Services Group, Inc.        11,377,200
    268,600   +     Merrill Lynch & Co., Inc.                      19,591,013
    510,050         Travelers Group, Inc.                          27,478,944
                                                                -------------
                                                                   58,447,157
-------------------------------------------------------------------------------
FOOD & BEVERAGES: 0.7%
    191,800   *     Peapod, Inc.                                    1,234,713
    226,400   + *   Starbucks Corp.                                 8,695,175
                                                                -------------
                                                                    9,929,888
-------------------------------------------------------------------------------
HEALTHCARE SERVICES: 0.0%
     12,905   *     Coram Healthcare Corp.                             43,554
-------------------------------------------------------------------------------
HOSPITAL MANAGEMENT: 1.0%
    424,000   *     Tenet Healthcare Corp.                         14,045,000
-------------------------------------------------------------------------------
HOTEL & MOTEL: 1.7%
  1,006,900   *     Extended Stay America, Inc.                    12,523,318
    305,300   *     Interstate Hotels Co.                          10,704,581
                                                                -------------
                                                                   23,227,899
-------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

DECEMBER 31, 1997

                                                                  VALUE
SHARES              ISSUE                                       (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE: 2.5%
  160,000             ACE Ltd.                                    $   15,440,000
   70,500             Aetna, Inc.                                      4,974,656
  382,800       +     Provident Cos., Inc.                            14,785,650
                                                                  --------------
                                                                      35,200,306
--------------------------------------------------------------------------------
MEDICAL SUPPLY: 1.6%
  155,600       + *   Boston Scientific Corp.                          7,138,150
  553,700       *     Trigon Healthcare, Inc.                         14,465,413
                                                                  --------------
                                                                      21,603,563
--------------------------------------------------------------------------------
METALS-STEEL & IRON: 0.1%
   76,200       *     Ispat International NV Cl. A                     1,647,825
--------------------------------------------------------------------------------
MINING: 0.1%
   73,200             Chicago Bridge & Iron Co. NV                     1,189,500
--------------------------------------------------------------------------------
MISCELLANEOUS: 1.6%
  506,800             Tyco International Ltd.                         22,837,675
--------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 8.6%
  392,400       *     Cisco Systems, Inc.                             21,900,825
  344,900             Compaq Computer Corp.                           19,465,294
  114,200             Diebold, Inc.                                    5,781,375
  462,600       *     EMC Corp.                                       12,692,587
  228,500             Hewlett-Packard Co.                             14,281,250
2,156,600       + *   Iomega Corp.                                    26,822,713
  486,800       + *   Sun Microsystems, Inc                           19,441,575
                                                                 ---------------
                                                                     120,385,619
--------------------------------------------------------------------------------
OIL-SERVICES: 0.9%
  113,000       +     Ensco International, Inc.                        3,785,500
   38,000       *     NewPark Resources, Inc.                            665,000
   94,000             Schlumberger Ltd.                                7,567,000
                                                                ----------------
                                                                      12,017,500
--------------------------------------------------------------------------------
POLLUTION CONTROL: 0.3%
   97,900       *     USA Waste Services, Inc.                         3,842,575
--------------------------------------------------------------------------------
PRINTING & PUBLISHING: 0.7%
  277,800             Valassis Communications, Inc.                   10,278,600
--------------------------------------------------------------------------------
RESTAURANT: 0.2%
  185,200       +     Apple South, Inc.                                2,436,537
--------------------------------------------------------------------------------
RETAIL GROCERY: 1.5%
  338,900             Safeway, Inc.                                   21,435,425
--------------------------------------------------------------------------------
RETAIL TRADE: 9.4%
   73,000       + *   Abercrombie & Fitch Co. Cl. A               $    2,281,250
  591,900       *     Borders Group, Inc.                             18,533,869
   43,000             CVS Corp.                                        2,754,687
  196,800             Dayton-Hudson Corp.                             13,284,000
  425,000       *     Jones Apparel Group, Inc.                       18,275,000
  352,400       *     Linens 'n Things, Inc.                          15,373,450
  484,575       *     Men's Wearhouse, Inc.                           16,960,125
  457,000       + *   Proffitts, Inc.                                 12,995,938
  619,800       *     Sunglass Hut International, Inc.                 3,931,856
  821,800       *     Toys 'R Us, Inc.                                25,835,338
                                                                ----------------
                                                                     130,225,513
--------------------------------------------------------------------------------
SOFTWARE: 5.0%
  176,000       + *   Ascend Communications, Inc.                      4,328,500
  421,800             Computer Associates International, Inc.         22,302,675
  125,100       *     Geoworks                                         1,188,450
  148,300       *     i2 Technologies, Inc.                            7,827,459
  269,800       *     Industri Matematik International Corp.           7,975,962
  126,100       *     Microsoft Corp.                                 16,294,484
  406,900       *     Oracle Systems Corp.                             9,066,241
      388       *     Structural Dynamics Research Corp.                   8,730
                                                                ----------------
                                                                      68,992,501
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 1.5%
  147,000       + *   China Telecom (Hong Kong) Ltd. ADR               4,933,687
  207,400       *     Networks Associates, Inc.                       10,946,831
   88,300       *     Qwest Communications International, Inc.         5,242,813
                                                                ----------------
                                                                      21,123,331
--------------------------------------------------------------------------------
TEXTILES & APPAREL: 1.9%
  452,500       *     The Timberland Co. Cl. A                        26,273,281
--------------------------------------------------------------------------------
TOBACCO: 1.1%
  328,400             Philip Morris Cos., Inc.                        14,880,625
--------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 2.0%
  651,200             MCI Communications Corp.                        27,899,850
--------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost: $1,102,633,693).................      1,299,533,870
                                                              ------------------
--------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

DECEMBER 31, 1997

FACE                                               INTEREST       MATURITY        VALUE
AMOUNT              ISSUE                          RATE             DATE        (NOTE 1A)
----------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 5.9%
----------------------------------------------------------------------------------------------
$2,030,000          American Express
                    Credit Corp.                   6.250%         1/02/98       $    2,030,000

26,000,000          American Express
                    Credit Corp.                   6.015%         1/13/98           26,000,000

 9,989,000          Deere (John) Capital
                    Corp.                          5.930%         1/05/98            9,989,000

   916,000          Ford Motor Credit Co.          6.000%         1/06/98              916,000
 2,745,000          Ford Motor Credit Co.          5.850%         1/09/98            2,745,000
20,819,000          Ford Motor Credit Co.          5.750%         1/06/98           20,819,000
20,000,000          General Electric
                    Capital Corp.                  6.080%         1/08/98           20,000,000
                                                                                --------------
                    TOTAL SHORT TERM OBLIGATIONS
                    (Cost: $82,499,000)........................................     82,499,000
                                                                                --------------
----------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS: 99.3%
                    (Cost: $1,185,132,693).....................................  1,382,032,870

                    OTHER ASSETS LESS LIABILITIES: 0.7%........................      9,922,742
                                                                                --------------
                    NET ASSETS: 100.0%......................................... $1,391,955,612
                                                                                ==============
----------------------------------------------------------------------------------------------

LEGEND:
------
*  Non-income producing security.
+  Securities on loan.

   ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $118,560,118 with collateral backing valued at $120,801,619.

                              See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
DECEMBER 31, 1997


                                                                        Value
 Shares                Issue                                          (Note 1A)
-------------------------------------------------------------------------------
COMMON STOCK: 99.3%
-------------------------------------------------------------------------------
Aerospace: 2.0%
 132,600       Allied-Signal, Inc.                                 $  5,163,112
 250,524       Boeing Co.                                            12,260,018
  35,700      +General Dynamics Corp.                                 3,085,819
  44,313       Lockheed Martin Corp.                                  4,364,831
  12,400       Northrop Grumman Corp.                                 1,426,000
       1       Raytheon Co. Cl. A                                            36
  90,100      +Raytheon Co. Cl. B                                     4,550,050
  48,600      +Rockwell International Corp.                           2,539,350
  49,800       Textron, Inc.                                          3,112,500
  56,800       United Technologies Corp.                              4,135,750
                                                                   ------------
                                                                     40,637,466
-------------------------------------------------------------------------------
Automotive: 2.3%
  54,700      *AutoZone, Inc.                                         1,586,300
 157,300       Chrysler Corp.                                         5,534,994
  32,500       Dana Corp.                                             1,543,750
  18,000      +Eaton Corp.                                            1,606,500
  34,900       Echlin, Inc.                                           1,262,944
 312,300       Ford Motor Co.                                        15,205,106
 177,932       General Motors Corp.                                  10,787,127
  42,300       Genuine Parts Co.                                      1,435,556
  91,710      *Navistar International Corp.                           2,275,554
  11,730       PACCAR, Inc.                                             616,558
  41,950       Snap-On, Inc.                                          1,830,069
  33,200       TRW, Inc.                                              1,772,050
                                                                   ------------
                                                                     45,456,508
-------------------------------------------------------------------------------
Banking: 9.1%
  32,800       Ahmanson (H.F.) & Co.                                  2,195,550
 171,495       Banc One Corp.                                         9,314,322
  38,640       Bank of Boston Corp.                                   3,629,745
  87,000       Bank of New York Co., Inc.                             5,029,687
 192,552       BankAmerica Corp.                                     14,056,296
  32,900       Bankers Trust New York Corp.                           3,699,194
  54,300       Barnett Banks, Inc.                                    3,902,812
  35,800      *BB&T Corp.                                             2,293,437
 111,634       Chase Manhattan Corp.                                 12,223,923
 116,314      +Citicorp                                              14,706,451
  39,900      +Comerica, Inc.                                         3,600,975
  55,500       CoreStates Financial Corp.                             4,443,469
  33,600       Fifth Third Bancorp                                    2,744,700
  69,358       First Chicago NBD Corp.                                5,791,393
 164,170       First Union Corp.                                      8,413,712
  61,415      +Fleet Financial Group, Inc.                            4,602,287
  22,000       Golden West Financial Corp.                            2,151,875
 100,700      +Green Tree Financial Corp.                             2,637,081
  52,000      +Huntington Bancshares, Inc.                            1,868,750
  56,103       KeyCorp                                                3,972,794
 122,962       MBNA Corp.                                             3,358,400
  54,000       Mellon Bank Corp.                                      3,273,750
  40,799      +Morgan (J.P.) & Co., Inc.                              4,605,187
  48,300       National City Corp.                                    3,175,725
 198,128      +NationsBank Corp.                                     12,048,659
 208,200      +Norwest Corp.                                          8,041,725
  72,700       PNC Bank Corp.                                         4,148,444
  16,000       Republic New York Corp.                                1,827,000
  39,400       State Street Corp.                                     2,292,588
  59,200       SunTrust Banks, Inc.                                   4,225,400
  61,500      +Synovus Financial Corp.                                2,014,125
  65,509      +U.S. Bancorp                                           7,332,914
  54,100       Wachovia Corp.                                         4,388,863
  62,680       Washington Mutual, Inc.                                3,997,809
  24,263       Wells Fargo & Co.                                      8,235,772
                                                                   ------------
                                                                    184,244,814
--------------------------------------------------------------------------------
Broadcastinnng: 1.7%
 160,600      *CBS Corp.                                              4,727,662
  25,800     +*Clear Channel Communications, Inc.                     2,049,487
  92,300       Comcast Corp. Cl. A Spl.                               2,910,334
  52,900      +King World Productions, Inc.                           3,054,975
 150,000     +*Tele-Comm TCI Group Cl. A                              4,185,938
 137,720      +Time Warner, Inc.                                      8,538,640
 197,500      *U.S. West, Inc.-Media Group                            5,702,813

METROPOLITAN SERIES FUND, INC

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
DECEMBER 31, 1997

                                                                        Value
 Shares                Issue                                          (Note 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
Broadcasting: (Continued)
  91,426      *Viacom, Inc. Cl. B                                   $ 3,788,465
                                                                    -----------
                                                                     34,958,314
--------------------------------------------------------------------------------
Building & Construction: 0.7%
   7,500      +Armstrong World Industries, Inc.                         560,625
  36,000       Crane Co.                                              1,561,500
  48,800       Dover Corp.                                            1,762,900
  42,300      +Mallinckrodt, Inc.                                     1,607,400
  41,000      +Masco Corp.                                            2,085,875
  17,300       Owens-Corning Fiberglas Corp.                            590,363
  27,200       Sherwin-Williams Co.                                     754,800
  49,100      +Stanley Works                                          2,316,906
  56,000       Willamette Industries, Inc.                            1,802,500
                                                                    -----------
                                                                     13,042,869
-------------------------------------------------------------------------------
Business Services: 1.2%
  75,700       Automatic Data Processing, Inc.                        4,646,087
  37,000       Block (H & R), Inc.                                    1,658,063
 184,979      *Cendant Corp.                                          6,358,668
  33,700      +Deluxe Corp.                                           1,162,650
  19,200       Ecolab, Inc.                                           1,064,400
  98,900      +First Data Corp.                                       2,892,825
  50,500       HBO & Co.                                              2,422,422
  38,700      +Interpublic Group of Cos., Inc.                        1,927,744
  17,600       Safety-Kleen Corp.                                       482,900
  65,600       Service Corp. International                            2,423,100
                                                                    -----------
                                                                     25,038,859
-------------------------------------------------------------------------------
Chemicals: 2.7%
  20,100       Air Products & Chemicals, Inc.                         1,653,225
  58,500       Dow Chemical Co.                                       5,937,750
 286,300       Du Pont (E.I.) de Nemours & Co.                       17,195,894
  14,675       Eastman Chemical Co.                                     874,080
  18,700      *FMC Corp.                                              1,258,744
  43,800       Grace (W.R.) & Co.                                     3,523,162
  29,300       Great Lakes Chemical Corp.                             1,314,837
  40,500       Hercules, Inc.                                         2,027,531
 149,900       Monsanto Co.                                           6,295,800
  28,800       Nalco Chemical Co.                                     1,139,400
 122,900       Pall Corp.                                             2,542,494
  43,600       PPG Industries, Inc.                                   2,490,650
  24,500       Praxair, Inc.                                          1,102,500
  22,000       Rohm & Haas Co.                                        2,106,500
  37,000       Sigma Aldrich Corp.                                    1,466,125
  44,100       Union Carbide Corp.                                    1,893,544
  81,600      +Williams Cos., Inc.                                    2,315,400
                                                                    -----------
                                                                     55,137,636
-------------------------------------------------------------------------------
Containers & Glass: 0.3%
  56,400      +Bemis Co., Inc.                                        2,485,125
  59,600       Crown Cork & Seal Co., Inc.                            2,987,450
                                                                    -----------
                                                                      5,472,575
-------------------------------------------------------------------------------
Cosmetics: 0.3%
  49,200      +Alberto-Culver Co. Cl. B Cvt.                          1,577,475
  29,200       Avon Products, Inc.                                    1,792,150
  41,600       International Flavors & Fragrances, Inc.               2,142,400
                                                                    -----------
                                                                      5,512,025
-------------------------------------------------------------------------------
Drugs & Health Care: 7.8%
  34,100       Allergan, Inc.                                         1,144,481
  58,300     +*ALZA Corp.                                             1,854,669
 166,500       American Home Products Corp.                          12,737,250
  55,000       Amgen, Inc.                                            2,976,875
  39,800       Bard (C.R.), Inc.                                      1,246,237
  42,600       Bausch & Lomb, Inc.                                    1,688,025
  62,100       Biomet, Inc.                                           1,587,431
 254,200       Bristol-Myers Squibb Co.                              24,053,675
  25,800       Cardinal Health, Inc.                                  1,938,225
  99,300      *HEALTHSOUTH Corp.                                      2,755,575
 294,200       Lilly (Eli) & Co.                                     20,483,675
 317,900      +Merck & Co., Inc.                                     33,776,875
 334,100       Pfizer, Inc.                                          24,911,331
 130,715       Pharmacia & Upjohn, Inc.                               4,787,437
 188,600       Schering-Plough Corp.                                 11,716,775

METROPOLITAN SERIES FUND, INC.

Schedule of Investments
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
DECEMBER 31, 1997

                                                        VALUE
SHARES           ISSUE                                 (NOTE 1A)
----------------------------------------------------------------
COMMON STOCK: (CONTINUED)
----------------------------------------------------------------
DRUGS & HEALTH CARE: (CONTINUED)
  35,100   +*St. Jude Medical, Inc.                 $ 1,070,550
  69,400     Warner-Lambert Co.                       8,605,600
                                                    -----------
                                                    157,334,686
---------------------------------------------------------------
ELECTRICAL EQUIPMENT: 4.1%
  43,600     AMP, Inc.                                1,831,200
  11,200     Black & Decker Corp.                       437,500
  10,200    +Briggs & Stratton Corp.                    495,337
 113,800     Emerson Electric Co.                     6,422,587
 865,900     General Electric Co.                    63,535,412
  23,600     General Signal Corp.                       995,625
  20,600     Grainger (W.W.), Inc.                    2,002,062
  24,400     Johnson Controls, Inc.                   1,165,100
  29,000     National Service Industries, Inc.        1,437,313
  37,200    +Raychem Corp.                            1,601,925
  37,000     Tandy Corp.                              1,426,813
  25,100     Thomas & Betts Corp.                     1,185,975
                                                    -----------
                                                     82,536,849
---------------------------------------------------------------
ELECTRONICS: 4.2%
  35,500    *Advanced Micro Devices, Inc.               636,781
  86,550    +Andrew Corp.                             2,074,495
  81,200    *Applied Materials, Inc.                  2,443,612
  65,500    *DSC Communications Corp.                 1,567,906
  28,600     Harris Corp.                             1,312,025
  22,500    +Honeywell,  Inc.                         1,541,250
 425,800     Intel Corp.                             29,899,144
  23,600   +*KLA Instruments Corp.                      910,813
 115,900    *LSI Logic Corp.                          2,289,025
 161,197     Lucent Technologies, Inc.               12,875,610
  40,700    *Micron Technology, Inc.                  1,058,200
 154,800     Motorola, Inc.                           8,833,275
 105,000   +*National Semiconductor Corp.             2,723,438
  68,200     Northern Telecom Ltd.                    6,069,800
  22,900     Perkin-Elmer Corp.                       1,627,331
  71,900     Scientific-Atlanta, Inc.                 1,204,325
  42,300   +*Tellabs, Inc.                            2,232,647
  92,000    +Texas Instruments, Inc.                  4,140,000
  29,500   +*Thermo Electron Corp.                    1,312,750
                                                    -----------
                                                     84,752,427
---------------------------------------------------------------
ENTERTAINMENT & LEISURE: 0.9%
  43,600     Brunswick Corp.                          1,321,625
 175,599     Disney (Walt) Co.                       17,395,276
                                                    -----------
                                                     18,716,901
---------------------------------------------------------------
FINANCIAL SERVICES: 4.2%
 123,387    +American Express Co.                    11,012,290
  17,000     Beneficial Corp.                         1,413,125
  60,300     Charles Schwab Corp.                     2,528,831
  51,400     Countrywide Credit Industries, Inc.      2,203,775
 166,600     Federal Home Loan Mortgage Corp.         6,986,787
 279,700    +Federal National Mortgage Assoc.        15,960,381
  23,200     Hartford Financial Services Group,
             Inc.                                     2,170,650
  24,900     Household International, Inc.            3,176,306
  39,100     Loews Corp.                              4,149,488
  84,500     Merrill Lynch & Co., Inc.                6,163,219
  32,800    +MGIC Investment Corp.                    2,181,200
 141,241    +Morgan Stanley, Dean Witter,
             Discovery & Co.                          8,350,874
  20,400     Transamerica Corp.                       2,172,600
 301,484     Travelers Group, Inc.                   16,242,451
                                                    -----------
                                                     84,711,977
---------------------------------------------------------------
FOOD & BEVERAGES: 5.7%
 127,900     Anheuser-Busch Co., Inc.                 5,627,600
 140,753     Archer-Daniels-Midland Co.               3,052,581
  36,400     Brown-Forman Corp. Cl. B                 2,011,100
 113,400     Campbell Soup Co.                        6,591,375
 656,000     Coca-Cola Co.                           43,706,000
  99,700     ConAgra, Inc.                            3,271,406
  11,800     Coors (Adolph) Co. Cl. B                   391,613
  36,500     CPC International, Inc.                  3,932,875
  41,400    *General Mills, Inc.                      2,965,275
 103,700     Heinz (H.J.) Co.                         5,269,256
  33,600     Hershey Foods Corp.                      2,081,100

METROPOLITAN SERIES FUND, INC.

Schedule of Investments
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
DECEMBER 31, 1997

                                                        VALUE
SHARES           ISSUE                                 (NOTE 1A)
----------------------------------------------------------------
COMMON STOCK: (CONTINUED)
----------------------------------------------------------------
FOOD & BEVERAGES: (CONTINUED)
 106,500     Kellogg Co.                            $ 5,285,063
 381,000     PepsiCo, Inc.                           13,882,688
  19,200    +Pioneer Hi Bred International, Inc.      2,059,200
  35,700     Quaker Oats Co.                          1,883,175
 122,900     Sara Lee Corp.                           6,920,806
  33,000    +Sysco Corp.                              1,503,563
  59,800     Whitman Corp.                            1,558,538
  29,500     Wrigley (Wm.), Jr. Co.                   2,347,094
                                                    -----------
                                                    114,340,308
---------------------------------------------------------------
FOREST PRODUCTS & PAPER: 1.1%
  37,000     Boise Cascade Corp.                      1,119,250
  44,500     Champion International Corp.             2,016,406
  46,900     Fort James Corp.                         1,793,925
  14,700    +Georgia-Pacific Corp.                      893,025
  70,900     International Paper Co.                  3,057,563
 135,720     Kimberly-Clark Corp.                     6,692,693
  32,100     Louisiana-Pacific Corp.                    609,900
  49,000    +Mead Corp.                               1,372,000
  16,200     Temple Inland, Inc.                        847,463
  17,100     Union Camp Corp.                           918,056
  18,300     Westvaco Corp.                             575,306
  45,200     Weyerhaeuser Co.                         2,217,625
                                                    -----------
                                                     22,113,212
---------------------------------------------------------------
HOSPITAL MANAGEMENT: 0.5%
 148,385     Columbia/HCA Healthcare Corp.            4,395,906
  48,600    *Humana, Inc.                             1,008,450
  57,100     Manor Care, Inc.                         1,998,500
  87,100    *Tenet Healthcare Corp.                   2,885,188
  14,900     United Healthcare Corp.                    740,344
                                                    -----------
                                                     11,028,388
---------------------------------------------------------------
HOTEL & MOTEL: 0.3%
  68,900     Hilton Hotels Corp.                      2,095,938
  27,100     Marriott International                   1,876,675
  64,700    *Mirage Resorts, Inc.                     1,471,925
                                                    -----------
                                                      5,444,538
---------------------------------------------------------------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS: 0.2%
  49,800    +Maytag Corp.                             1,858,163
  58,400     Newell Co.                               2,482,000
   8,600     Whirlpool Corp.                            473,000
                                                    -----------
                                                      4,813,163
---------------------------------------------------------------
HOUSEHOLD PRODUCTS: 3.2%
  19,200     Clorox Co.                               1,518,000
  70,200    +Colgate-Palmolive Co.                    5,159,700
  45,600     Corning, Inc.                            1,692,900
 158,500     Gillette Co.                            15,919,344
 354,900     Procter & Gamble Co.                    28,325,456
  51,400     Rubbermaid, Inc.                         1,285,000
  30,200     Tupperware Corp.                           841,825
 157,600    +Unilever NV                              9,840,150
                                                    -----------
                                                     64,582,375
---------------------------------------------------------------
INSURANCE: 4.0%
  37,400     Aetna, Inc.                              2,639,037
 104,399     Allstate Corp.                           9,487,259
  78,770    +American General Corp.                   4,258,503
 182,425     American International Group, Inc.      19,838,719
  42,450     Aon Corp.                                2,488,631
  45,600     Chubb Corp.                              3,448,500
  18,100    +CIGNA Corp.                              3,132,431
  14,600   +*Cincinnati Financial Corp.               2,053,125
  33,400    +Conseco Co., Inc.                        1,517,612
  45,800     Equifax, Inc.                            1,623,037
  19,400     General Re Corp.                         4,112,800
  32,800     Jefferson-Pilot Corp.                    2,554,300
  40,000    +Lincoln National Corp.                   3,125,000
  35,600     Marsh & McLennan Cos., Inc.              2,654,425
  26,000     MBIA, Inc.                               1,737,125
  17,200     Progressive Corp.                        2,061,850
  21,800     Providian Financial Corp.                  985,088
  37,900     SAFECO Corp.                             1,845,256
  21,700     St. Paul Cos., Inc.                      1,780,756
  46,650     SunAmerica, Inc.                         1,994,288

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENT
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
December 31, 1997

                                                        Value
 Shares              Issue                            (Note 1A)
---------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------
Insurance: (Continued)
  49,000     Torchmark Corp.                        $ 2,061,063
  42,200     UNUM Corp.                               2,294,625
  99,900    +USF&G Corp.                              2,204,044
                                                    -----------
                                                     79,897,474
---------------------------------------------------------------
Liquor: 0.1%
  83,200     Seagram Ltd.                             2,688,400
---------------------------------------------------------------
Machinery: 1.1%
  46,000     Browning-Ferris Industries, Inc.         1,702,000
  40,200    +Case Corp.                               2,429,587
  85,000     Caterpillar, Inc.                        4,127,812
  34,500     Cooper Industries, Inc.                  1,690,500
  18,900    +Cummins Engine Co., Inc.                 1,116,281
  49,800    +Deere & Co.                              2,903,962
  14,000   +*Fluor Corp.                                523,250
   6,000     Foster Wheeler Corp.                       162,375
  59,300     Illinois Tool Works, Inc.                3,565,413
  36,150    +Ingersoll-Rand Co.                       1,464,075
  40,200     Parker Hannifin Corp.                    1,844,175
                                                    -----------
                                                     21,529,430
---------------------------------------------------------------
Medical Supply: 2.6%
 192,600    +Abbott Laboratories, Inc.               12,627,337
  62,700    +Baxter International, Inc.               3,162,431
  29,600     Becton, Dickinson & Co.                  1,480,000
  42,400   +*Boston Scientific Corp.                  1,945,100
  37,800     Guidant Corp.                            2,353,050
 347,000     Johnson & Johnson                       22,858,625
 107,600    +Medtronic, Inc.                          5,628,825
  68,400    +United States Surgical Corp.             2,004,975
                                                    -----------
                                                     52,060,343
---------------------------------------------------------------
Metals-Aluminum: 0.2%
  33,600     Alcan Aluminium Ltd.                       928,200
  37,500     Aluminum Co. of  America                 2,639,062
  18,700     Reynolds Metals Co.                      1,122,000
                                                    -----------
                                                      4,689,262
---------------------------------------------------------------
Metals-Gold: 0.2%
  79,100    +Barrick Gold Corp.                       1,473,237
  42,100    +Echo Bay Mines Ltd.                        102,619
  67,300    +Homestake Mining Co.                       597,287
  35,994     Newmont Mining Corp.                     1,057,324
 111,000    +Placer Dome, Inc.                        1,408,313
                                                    -----------
                                                      4,638,780
---------------------------------------------------------------
Metals-Non-Ferrous: 0.1%
  12,600    +ASARCO, Inc.                               282,712
  76,650     Engelhard Corp.                          1,331,794
  30,106     Inco Ltd.                                  511,802
                                                    -----------
                                                      2,126,308
---------------------------------------------------------------
Metals-Steel & Iron: 0.2%
   9,500    *Bethlehem Steel Corp.                       81,938
  10,400     Inland Steel Industries, Inc.              178,100
  13,700     Nucor Corp.                                661,881
  46,394    +USX US Steel Group                       1,449,823
  46,600     Worthington Industries, Inc.               765,988
                                                    -----------
                                                      3,137,730
---------------------------------------------------------------
Mining: 0.1%
  83,900    +Freeport-McMoRan Copper & Gold, Inc.     1,321,425
             Cl. B
  21,100    +Phelps-Dodge Corp.                       1,313,475
                                                    -----------
                                                      2,634,900
---------------------------------------------------------------
Miscellaneous: 0.6%
  43,700    +Allegheny Teldyne, Inc.                  1,130,737
  29,300     Cognizant Corp.                          1,305,681
  49,400     Fortune Brands, Inc.                     1,830,887
  25,100     Ralston-Purina Group                     2,332,731
 135,400     Tyco International Ltd.                  6,101,463
                                                    -----------
                                                     12,701,499
---------------------------------------------------------------
Multi-Industry: 0.6%
  25,400    +Harcourt General, Inc.                   1,390,650
  17,900    *ITT Corp.                                1,483,463
  31,000     ITT Industries, Inc.                       972,625
 108,600     Minnesota Mining & Manufacturing Co.     8,911,988
                                                    -----------
                                                     12,758,726
---------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
DECEMBER 31, 1997


                                                       VALUE
 SHARES                      ISSUE                   (NOTE 1A)
---------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------
Newspapers: 0.7%
  50,300     Dow Jones & Co., Inc.                 $  2,700,481
  83,400     Gannett Co., Inc.                        5,155,162
  20,800     Knight-Ridder, Inc.                      1,081,600
  26,400     New York Times Co. Cl. A                 1,745,700
  18,900    +Times Mirror Co. Cl. A                   1,162,350
  21,400     Tribune Co.                              1,332,150
                                                   ------------
                                                     13,177,443
---------------------------------------------------------------
Office & Business Equipment: 5.4%
  76,900    *3 Com Corp.                              2,684,291
  31,200    *Apple Computer, Inc.                       408,525
  39,800    +Avery Dennison Corp.                     1,781,050
  94,900    *Bay Networks, Inc.                       2,425,881
  93,900    *Cabletron Systems, Inc.                  1,408,500
  55,900    *Ceridian Corp.                           2,560,919
 252,000    *Cisco Systems, Inc.                     14,064,750
 210,330     Compaq Computer Corp.                   11,870,499
  38,400   +*Data General Corp.                         669,600
  79,600   +*Dell Computer Corp.                      6,688,887
  58,800   +*Digital Equipment Corp.                  2,175,600
 106,800    *EMC Corp.                                2,930,325
 274,200     Hewlett-Packard Co.                     17,137,500
  36,400    *IKON Office Solutions, Inc.              1,023,750
 251,800     International Business Machines Corp.   26,328,838
  38,200     Pitney Bowes, Inc.                       3,435,613
  50,200    *Seagate Technology                         966,350
  45,600    *Silicon Graphics, Inc.                     567,150
  79,900    *Sun Microsystems, Inc.                   3,191,006
  61,800     Unisys Corp.                               857,475
  76,200     Xerox Corp.                              5,624,513
                                                   ------------
                                                    108,801,022
---------------------------------------------------------------
Oil & Gas Exploration: 0.0%
  37,350     Union Pacific Resources Group, Inc.        905,738
---------------------------------------------------------------
Oil-Domestic: 1.7%
  41,500    +Amerada Hess Corp.                       2,277,312
 123,300     Amoco Corp.                             10,495,912
  31,100    +Ashland Oil, Inc.                        1,669,681
  75,900     Atlantic Richfield Co.                   6,081,487
  41,900     Kerr-McGee Corp.                         2,652,794
  83,300    +Occidental Petroleum Corp.               2,441,731
  19,400     Pennzoil Co.                             1,296,163
  58,600     Phillips Petroleum Co.                   2,849,425
  26,100     Tenneco, Inc.                            1,030,950
  45,348     Unocal Corp.                             1,760,069
  62,200     USX-Marathon Group                       2,099,250
                                                   ------------
                                                     34,654,774
---------------------------------------------------------------
Oil-International: 5.3%
 166,300     Chevron Corp.                           12,805,100
 643,500     Exxon Corp.                             39,374,156
 205,300     Mobil Corp.                             14,820,094
 588,900    +Royal Dutch Petroleum Co.               31,911,019
 150,200     Texaco, Inc.                             8,167,125
                                                   ------------
                                                    107,077,494
---------------------------------------------------------------
Oil-Services: 1.2%
  43,400     Baker Hughes, Inc.                       1,893,325
  39,400    +Coastal Corp.                            2,440,337
  63,200    +Dresser Industries, Inc.                 2,650,450
  54,000     Halliburton Co.                          2,804,625
  14,100     Helmerich & Payne, Inc.                    957,037
  21,300     McDermott International, Inc.              780,113
  76,900    *Rowan Cos., Inc.                         2,345,450
 122,100     Schlumberger Ltd.                        9,829,050
  14,500    *Western Atlas, Inc.                      1,073,000
                                                   ------------
                                                     24,773,387
---------------------------------------------------------------
Photography: 0.3%
  95,000    +Eastman Kodak Co.                        5,777,187
  21,200    +Polaroid Corp.                           1,032,175
                                                   ------------
                                                      6,809,362
---------------------------------------------------------------
Pollution Control: 0.2%
 166,000    +Laidlaw, Inc.                            2,261,750

METROPOLITAN SERIES FUND, INC

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
DECEMBER 31, 1997

                                                         VALUE
 SHARES            ISSUE                              (NOTE 1A)
---------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------
Pollution Control: (Continued)
  89,600     Waste Management, Inc.                 $ 2,464,000
                                                    -----------
                                                      4,725,750
---------------------------------------------------------------
Printing & Publishing: 0.3%
  68,600     American Greetings Corp. Cl. A           2,686,119
  61,700     Dun & Bradstreet Corp.                   1,908,844
  16,000     McGraw-Hill Cos., Inc.                   1,184,000
  30,400     Meredith Corp.                           1,084,900
                                                    -----------
                                                      6,863,863
---------------------------------------------------------------
Restaurant: 0.5%
 174,900     McDonald's Corp.                         8,351,475
  38,100    *Tricon Global Restaurants, Inc.          1,107,281
                                                    -----------
                                                      9,458,756
---------------------------------------------------------------
Retail Grocery: 0.5%
  53,900     Albertson's, Inc.                        2,553,512
  50,200     American Stores Co.                      1,032,237
  73,800     Giant Foods, Inc. Cl. A                  2,486,137
  58,800    *Kroger Co.                               2,171,925
  48,700    +Winn-Dixie Stores, Inc.                  2,127,581
                                                    -----------
                                                     10,371,392
---------------------------------------------------------------
Retail Trade: 4.2%
 123,400    *Charming Shoppes, Inc.                     574,581
  35,300     Circuit City Stores, Inc.                1,255,356
  53,767    *Costco Cos., Inc.                        2,397,672
  31,400     CVS Corp.                                2,011,562
  55,800     Dayton-Hudson Corp.                      3,766,500
  65,100     Dillards, Inc. Cl. A                     2,294,775
  44,500   +*Federated Department Stores              1,916,281
 190,899     Home Depot, Inc.                        11,239,179
 220,800    *K Mart Corp.                             2,553,000
  59,900     Limited, Inc.                            1,527,450
     200     Longs Drug Stores Corp.                      6,425
  30,100     Lowes Cos., Inc.                         1,435,394
  51,900    +May Department Stores Co.                2,734,481
  40,800     Nordstrom, Inc.                          2,458,200
  64,100     Penney (J.C.) Co., Inc.                  3,866,031
  38,600     Pep Boys-Manny, Moe & Jack                 921,575
  32,500     Rite Aid Corp.                           1,907,344
  85,600     Sears, Roebuck & Co.                     3,873,400
  65,300     SuperValu, Inc.                          2,734,438
 103,050     The Gap, Inc.                            3,651,834
  50,000     TJX Cos., Inc.                           1,718,750
  63,100    *Toys 'R Us, Inc.                         1,983,706
 592,700     Wal-Mart Stores, Inc.                   23,374,606
 123,600     Walgreen Co.                             3,877,950
  65,300    *Woolworth Corp.                          1,330,488
                                                    -----------
                                                     85,410,978
---------------------------------------------------------------
Software: 2.9%
  39,100     Adobe Systems, Inc.                      1,610,431
 130,350     Computer Associates International,       6,892,256
             Inc.
 314,300    *Microsoft Corp.                         40,613,453
  97,500    *Novell, Inc.                               728,203
 254,850    *Oracle Systems Corp.                     5,678,377
  30,800   +*Parametric Technology, Inc.              1,457,225
  32,600     Shared Medical Systems                   2,151,600
                                                    -----------
                                                     59,131,545
---------------------------------------------------------------
Textiles & Apparel: 0.3%
  59,600    *Fruit of the Loom, Inc. Cl. A            1,527,250
  23,500    +Liz Claiborne, Inc.                        982,594
  69,900     Nike, Inc. Cl. B                         2,743,575
  19,800   +*Reebok International Ltd.                  570,488
   4,200    +Russell Corp.                              111,563
   1,500     Springs Industries, Inc.                    78,000
   1,400     VF Corp.                                    64,313
                                                    -----------
                                                      6,077,783
---------------------------------------------------------------
Tires & Rubber: 0.3%
  44,200     Cooper Tire & Rubber Co.                 1,077,375
  65,200     Goodrich (B.F.) Co.                      2,701,725
  26,400     Goodyear Tire & Rubber Co.               1,679,700
                                                    -----------
                                                      5,458,800
---------------------------------------------------------------

METROPOLTIAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
December 31, 1997

                                                       VALUE
SHARES                      ISSUE                   (NOTE 1A)
---------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------
Tobacco: 1.5%
 630,200     Philip Morris Cos., Inc.               $28,555,938
  37,400     UST, Inc.                                1,381,463
                                                    -----------
                                                     29,937,401
---------------------------------------------------------------
Toys & Amusements: 0.2%
  41,850     Hasbro, Inc.                             1,318,275
  74,013    +Mattel, Inc.                             2,756,984
                                                    -----------
                                                      4,075,259
----------------------------------------------------------------
Transportation-Airlines: 0.6%
  22,500    *AMR Corp.                                2,891,250
  13,600     Delta Air Lines, Inc.                    1,618,400
  28,800    *Federal Express Corp.                    1,758,600
 104,850     Southwest Airlines Co.                   2,581,931
  36,700   +*USAirways Group, Inc.                    2,293,750
                                                    -----------
                                                     11,143,931
----------------------------------------------------------------
Transportation-Railroad: 0.7%
  36,101     Burlington Northern Santa Fe Corp.       3,355,137
  77,200     CSX Corp.                                4,168,800
  87,600     Norfolk Southern Corp.                   2,699,175
  56,200     Union Pacific Corp.                      3,508,988
                                                    -----------
                                                     13,732,100
----------------------------------------------------------------
Transportation-Trucking: 0.1%
  35,800     Ryder Systems, Inc.                      1,172,450
----------------------------------------------------------------
Utilities-Electric: 3.0%
  48,000     American Electric Power Co., Inc.        2,478,000
  28,700    +Baltimore Gas & Electric Co.               977,594
  18,800     Carolina Power & Light Co.                 797,825
  36,000     Central & South West Corp.                 974,250
  66,792     CINergy Corp.                            2,558,968
  59,800     Consolidated Edison Co. of New York,     2,451,800
             Inc.
  69,000    +Dominion Resources, Inc.                 2,936,812
  48,000     DTE Energy Co.                           1,665,000
 108,534     Duke Energy Corp.                        6,010,070
  89,500     Edison International                     2,433,281
  30,400   +*FirstEnergy Corp.                          881,600
  46,300     FPL Group, Inc.                          2,740,381
----------------------------------------------------------------
Utilities-Electric: (Continued)
  55,100    +GPU, Inc.                              $ 2,321,087
  75,745     Houston Industries, Inc.                 2,021,445
  96,000    *Niagara Mohawk Power Corp.               1,008,000
  37,000     Northern States Power Co.                2,155,250
  49,400     PacifiCorp                               1,349,238
 144,500     PG&E Corp.                               4,398,219
  29,800    +PP&L Resources, Inc.                       713,338
 100,600     Public Service Enterprise Group, Inc.    3,187,763
 160,300     Southern Co.                             4,147,763
  53,445     Texas Utilities Co.                      2,221,308
  42,900     Unicom Corp.                             1,319,175
  21,500    +Union Electric Co.                         929,875
 229,800    *WorldCom, Inc.                           6,958,631
                                                    ------------
                                                     59,636,673
----------------------------------------------------------------
Utilities-Gas Distribution & Pipelines: 0.7%
  41,740    +Burlington Resources, Inc.               1,870,474
  17,000     Columbia Gas Systems, Inc.               1,335,562
  21,100     Consolidated Natural Gas Co.             1,276,550
  84,500     Enron Corp.                              3,512,031
  21,700    +NICOR, Inc.                                915,469
  35,729     ONEOK, Inc.                              1,442,570
  44,500     Pacific Enterprises                      1,674,313
  24,900     Peoples Energy Corp.                       980,438
  27,800    +Sonat, Inc.                              1,271,850
                                                    ------------
                                                     14,279,257
----------------------------------------------------------------
Utilities-Telephone: 6.4%
 123,600   +*AirTouch Communications, Inc.            5,137,125
  42,300     ALLTEL Corp.                             1,736,944
 161,300    +Ameritech Corp.                         12,984,650
 418,035     AT&T Corp.                              25,604,644
 204,162   +*Bell Atlantic Corp.                     18,578,742
 252,500     BellSouth Corp.                         14,218,906
  52,900     Frontier Corp.                           1,272,906
 248,700     GTE Corp.                               12,994,575

METROPOLTIAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
December 31, 1997

                                                     VALUE
SHARES                      ISSUE                  (NOTE 1A)
------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
------------------------------------------------------------------
Utilities-Telephone: (Continued)
 193,400    *MCI Communications Corp.              $     8,285,981
 238,247     SBC Communications, Inc.      -            17,451,593
 111,400    +Sprint Corp.                                6,530,825
 118,700     U.S. West, Inc.-Communications Group        5,356,338
                                                   ---------------
                                                       130,153,229
------------------------------------------------------------------

             TOTAL COMMON STOCK
             (Cost: $1,326,100,989) ..............   2,006,567,129
                                                   ---------------

------------------------------------------------------------------
  FACE                           INTEREST MATURITY       VALUE
 AMOUNT             ISSUE         RATE      DATE       (NOTE 1A)
------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 0.5%
------------------------------------------------------------------
$8,750,000   Federal Home Loan
             Bank                 4.750%   1/02/98 $     8,748,846
 950,000     U.S. Treasury Bills  5.150%   1/22/98         947,146
                                                   ---------------
             TOTAL SHORT TERM OBLIGATIONS
             (Cost: $9,695,992) ..................       9,695,992
                                                   ---------------

------------------------------------------------------------------
             TOTAL INVESTMENTS: 99.8%
             (Cost: $1,335,796,981) ..............   2,016,263,121
             OTHER ASSETS LESS LIABILITIES: 0.2%..       4,216,915
                                                   ---------------
             NET ASSETS: 100.0%................... $ 2,020,480,036
                                                   ===============

----------------------------------------------------------------

LEGEND:
-------
* Non-income producing security.
+ Securities on loan.
  ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
---------------------------
As of December 31, 1997, the market value of securities loaned was $145,914,149 with collateral backing valued at $149,054,407 (Note 7). Three securities on loan were sold with a market value of $789,555 (collateral backing of $846,661), which are reflected in the Statement of Assets and Liabilies included as receivables for investment securities sold.

              See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
DECEMBER 31, 1997

                                                         VALUE
SHARES                ISSUE                            (NOTE 1A)
----------------------------------------------------------------
COMMON STOCK: 93.0%
----------------------------------------------------------------
AUSTRALIA: 3.4%
  301,200     *Amcor Ltd.                             $1,325,073
  191,000      Australia Gas & Light Co., Ltd.         1,331,981
  706,000     *Fosters Brewing Group Ltd.              1,343,595
  238,200      GIO Australia Holdings Ltd.               609,033
  261,400     *Mayne Nickless Ltd.                     1,381,680
  226,000     *QBE Insurance Group Ltd                 1,017,370
  120,000     *Rio Tinto Ltd.                          1,400,193
1,322,500      Savage Resources C1. A                     620,596
                                                      ----------
                Total Investments in Australia         9,029,521
----------------------------------------------------------------
AUSTRIA: 0.6%
    6,969      EVN Energie-Versorgung AG                 915,848
    5,420     *OMV Handels AG                            750,901
                                                      ----------
                Total Investments in Austria           1,666,749
----------------------------------------------------------------
BELGIUM: 1.4%
   14,000     *Delhaize-Le Lion SA                       710,372
    7,518      GPE Bruxelles                           1,087,595
    5,395     *Petrofina SA                            1,991,218
                                                      ----------
                Total Investments in Belgium           3,789,185
----------------------------------------------------------------
CANADA: 0.3%
  282,330    .*Isleinvest Ltd.                            37,537
  615,000    .*Kemgas International Ltd.                 688,569
                                                      ----------
                Total Investments in Canada              726,106
----------------------------------------------------------------
CHINA: 1.2%
  595,000    .*Advanced Material Resources Ltd.          624,541
  311,800    +*Beijing Enterprises Cl. A                 800,725
1,472,000     *First Tractor Co. Cl. H                   888,063
  266,000      Shanghai Industrial Holdings              988,618
                                                      ----------
                Total Investments in China             3,301,947
----------------------------------------------------------------
DENMARK: 1.0%
   22,400     *ISS International Service Systems SA
               Cl. B                                     823,830
    6,840      Novo-Nordisk AS Cl. B                     978,298
   12,350     *Unidanmark SA Cl. A                       906,617
                                                      ----------
                Total Investments in Denmark           2,708,745
----------------------------------------------------------------
FRANCE: 9.8%
    7,140     *Accor                                   1,327,517
   13,026      Alcatel Alsthom                         1,655,710
   20,514     *Cap Gemini                              1,682,090
   24,376      Credit Commerce France                  1,670,699
   11,850      Dexia France                            1,372,344
   13,937      Eaux Cie Generale                       1,945,182
   19,044      Elf Aquitaine SA                        2,214,971
    9,650     *Havas SA                                  694,268
   30,471      Lafarge SA                              1,999,335
   23,670      Michelin Cl. B                          1,191,661
   31,760      Pechiney International NV Cl. A         1,253,830
   23,930     *Rhone-Poulenc SA Cl. A                  1,071,949
   10,501      Saint-Gobain                            1,491,793
   16,800     *Sanofi SA                               1,870,233
   25,509      Schneider SA                            1,385,119
   19,067      Total SA Cl.  B                         2,075,083
   20,314      Valeo SA                                1,377,781
                                                      ----------
                Total Investments in France           26,279,565
----------------------------------------------------------------
GERMANY: 6.4%
   15,070      Allianz Holdings AG                     3,903,733
   51,495     *Commerzbank AG                          2,026,652
   15,495      Deutsche Bank AG                        1,093,897
   23,691      Deutsche Pfandbrief                     1,403,853
   78,722      Deutsche Telekom AG                     1,481,275
   59,205      Lufthansa AG                            1,135,425
    2,891      MAN AG                                    837,272
   30,918      RWE AG                                  1,658,516
    5,984     *SGL Carbon AG                             771,721
    6,016      Thyssen AG                              1,287,507
    2,668     *Viag AG                                 1,437,112
                                                      ----------
                Total Investments in Germany          17,036,963
----------------------------------------------------------------
HONG KONG: 2.2%
  335,600    +*Cheung Kong Infrastructure Holdings Ltd.  948,463
  429,000     +China Resources Enterprises Ltd.          957,762
  240,000     +Citic Pacific Ltd.                        953,930
  147,000      Hutchison Whampoa Ltd.                    921,951

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
DECEMBER 31, 1997

                                                         VALUE
SHARES                ISSUE                            (NOTE 1A)
----------------------------------------------------------------
COMMON STOCK: (CONTINUED)
----------------------------------------------------------------
HONG KONG: (CONTINUED)
  217,500    Johnson Electric Holdings Ltd.          $   625,919
  178,000    New World Development Co., Ltd.             615,615
  268,000   +Television Broadcasts Ltd.                  764,331
                                                     -----------
              Total Investments in Hong Kong           5,787,971
----------------------------------------------------------------
INDONESIA: 0.2%
3,296,000   *Indah Kiat Pulp & Paper Corp.               584,291
                                                     -----------
              Total Investments in Indonesia             584,291
----------------------------------------------------------------
ITALY: 6.5%
   75,000   *Aeroporti di Roma SPA                       777,982
   64,804    Assicuraziono Generali SPA                1,591,709
  250,000   *Banca Commerciale Italiana SPA              869,135
2,350,000   *Banca di Roma SPA                         2,371,255
  774,128    Credito Italiano SPA                      2,387,150
  330,872    ENI SPA ADR                               1,876,001
  431,400   *Instituto Nazionale Delle                   874,262
             Assicurazioni SPA
  300,138   *Mediaset SPA                              1,474,392
1,647,717    Montedison SPA                            1,480,058
  183,858   *Rinascente SPA                            1,371,920
  332,474   *Telecom Italia SPA                        2,123,774
                                                     -----------
              Total Investments in Italy              17,197,638
----------------------------------------------------------------
JAPAN: 13.8%
  178,000   *Alps Electric Co., Ltd.                   1,676,802
  458,000   *Amada Co., Ltd.                           1,701,233
  340,000   *Asahi Bank Ltd.                           1,380,103
  102,000   *Bank Of Tokyo                             1,406,142
  181,000   +Kangyo Bank Ltd.                          1,067,397
  577,000   *Gunze Ltd.                                  954,522
  174,000   *Industrial Bank of Japan Ltd.             1,239,335
  117,000    Ines Corp.                                  905,032
  150,000   +Intec, Inc.                                 844,375
  300,000  +*Izumiya Co., Ltd.                         1,955,273
   86,000    Kirin Brewery Co., Ltd.                     625,718
  788,000   *Mitsubishi Oil Co., Ltd.                  1,164,770
  896,000   *Mitsubishi Paper Mills Ltd.               1,255,786
   31,500   *Nintendo Co., Ltd.                        3,087,999
1,183,000   *Nippon Light Metal Co., Ltd.              1,721,452
  722,000   *Nippon Sheet Glass Co., Ltd.              1,006,387
      318   *Nippon Telephone & Telegraph              2,727,732
  608,250    Nissan Fire & Marine Insurance            1,849,393
  183,000   *Sankyo Seiki Manufacturing Co., Ltd.      1,146,465
  252,000   *Seino Transportation Co., Ltd.            1,256,429
   23,500    Shima Seiki Manufacturing Co.               880,103
   56,000    Shimano, Inc.                             1,029,333
  135,000   *Shionogi & Co., Ltd.                        618,289
  129,000   *Sumitomo Bank Ltd.                        1,472,084
   84,000   *Tokyo Nissan Auto Sales Co., Ltd.           183,350
  485,400    Tokyo Steel Manufacturing                 1,639,438
   72,000   *Tomy Co., Ltd.                              887,800
  609,000   *Toyo Ink Manufacturing Co.                1,072,758
                                                     -----------
              Total Investments in Japan              36,755,500
----------------------------------------------------------------
MEXICO: 0.8%
   64,700  +*Cemex SA de CV ADR                          686,978
  103,200    Grupo Carso SA de CV Cl. A                  690,515
   20,400  +*Grupo Televisa SA ADR                       789,225
                                                     -----------
              Total Investments in Mexico              2,166,718
----------------------------------------------------------------
NETHERLANDS: 4.4%
    6,997    Akzo Nobel NV                             1,206,397
   31,700   *Benckiser Cl. B NV                        1,311,681
   37,657    ING Groep NV                              1,586,027
   45,000   *Koninklijke KNP BT NV                     1,036,421
   32,543    Koninklijke PTT                           1,357,797
   14,920   *Philips Electronics NV                      894,766
   64,187    Royal Dutch Petroleum Co.                 3,523,297
   13,900   *Vendex International NV                     767,100
                                                     -----------
              Total Investments in Netherlands        11,683,486
----------------------------------------------------------------
NORWAY: 1.4%
   56,000   *Fred Olsen Energy ASA                     1,160,064
   27,365   *Nycomed Amersham                          1,016,701
   46,100   *Schibsted ASA                               789,576
  105,000   *Storebrand CL. A  ASA                       739,256
                                                     -----------
              Total Investments in Norway              3,705,597
----------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
DECEMBER 31, 1997

                                                        VALUE
SHARES                ISSUE                           (NOTE 1A)
---------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------
PORTUGAL: 0.9%
   40,880  *Banco Commercial Portugues SA            $  836,035
   29,970  *Cimpor-Cimento de Portugal SA               785,522
   46,850  *Electricidade de Portugal  SA               887,108
                                                     ----------
             Total Investments in Portugal            2,508,665
---------------------------------------------------------------
SINGAPORE: 1.4%
  167,000   City Development Ltd.                       772,827
  107,000   Development Bank of Singapore Ltd.          914,150
  135,700   Singapore Airlines Ltd.                     885,613
1,664,491  *Singapore Technologies Engineering        1,254,170
                                                     ----------
             Total Investments in Singapore           3,826,760
---------------------------------------------------------------
SOUTH KOREA: 1.5%
  695,470 .*LG Electronics, Inc. GDR 144A             1,084,933
  193,700  .Samsung Electronics Ltd. 144A             1,089,563
  329,085   SK Telecom Ltd. ADR                       1,727,696
                                                     ----------
             Total Investments in South Korea         3,902,192
---------------------------------------------------------------
SPAIN: 4.4%
   27,000  *ACS Actividades SA                          653,955
   34,000  *Autopista Del Mare Nostrum                  608,139
   58,994   Banco Bilbao Vizcaya SA                   1,909,028
   16,232   Banco Popular Espagnol SA                 1,134,695
  138,800  *Corporacion Financiera  Reunida SA          742,514
   53,648  *Endesa SA                                   952,529
   24,540  *Fomento de Construcciones y Contratas SA    934,243
   27,449   Repsol SA                                 1,171,109
   19,669   Tabacalera SA Cl. A                       1,594,435
   51,110   Telefonica de Espagna                     1,459,327
   60,300  *Uralita SA                                  688,690
                                                    -----------
             Total Investments in Spain              11,848,664
---------------------------------------------------------------
SWEDEN: 2.5%
   37,300   Autoliv AB SDR                            1,214,379
   20,220  *Electrolux AB Cl. B                       1,403,194
   31,810  *Pricer AB Cl. B                             588,933
   26,419   Skandia Foersaekrings AB                  1,246,101
   33,241  *Svenska Handelsbanken AB Cl. A            1,149,215
   43,600  *Volvo AB Cl. B                            1,169,637
                                                    -----------
             Total Investments in Sweden              6,771,459
---------------------------------------------------------------
SWITZERLAND: 7.3%
   10,260   Credit Suisse Group                      $1,586,887
      884   Holderbank Financiere Glarus AG             721,139
    2,400   Nestle SA                                 3,595,401
    2,720   Novartis AG                               4,411,716
      500   Roche Holdings AG                         4,963,386
    4,927  *Swiss Bank Corp. AG                       1,530,836
      665  *Swiss Reinsurance AG                      1,243,348
    3,206   Zurich Versicherung AG                    1,527,085
                                                    -----------
             Total Investments in Switzerland        19,579,798
---------------------------------------------------------------
UKRAINE: 0.1%
1,100,000 [_]*Ashurst Technology Ltd.                   230,923
                                                    -----------
             Total Investments in Ukraine               230,923
---------------------------------------------------------------
UNITED KINGDOM: 21.5%
   94,865  *Alliance & Leicester PLC                  1,090,710
  171,806  *Anglian Water PLC                         2,342,188
  128,996  *Bank of Scotland                          1,171,674
   56,151  *Barclays PLC                              1,494,823
  257,818   BAT Industries PLC                        2,351,084
  490,017   BG PLC                                    2,205,297
  101,221  *Boots Co. PLC                             1,457,229
   83,792  *British Aerospace PLC                     2,387,852
  199,695   British Petroleum Co. PLC                 2,641,671
  264,026   British Telecom PLC                       2,080,410
   83,047   Commercial Union PLC                      1,158,076
  102,924  *Compass Group PLC                         1,266,205
  168,377   Energy Group PLC                          1,858,478
   53,081  *GKN PLC                                   1,087,204
  147,131   Glaxo Wellcome PLC                        3,507,685
  184,253   Guinness PLC                              1,685,680
  252,107  *Hanson PLC                                1,124,760
  102,037  *HSBC Holdings PLC                         2,648,013
  106,421  *Kingfisher PLC                            1,485,770
  174,070  *Legal & General Group PLC                 1,521,041
  225,270  *Lloyds TSB Group PLC                      2,930,669
   53,247  *Logica PLC                                1,017,139
  205,518   Northern Foods PLC                          891,167

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
DECEMBER 31, 1997

                                                        VALUE
SHARES                ISSUE                           (NOTE 1A)
---------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------
UNITED KINGDOM: (CONTINUED)
146,292    *Norwich Union PLC                       $   877,039
 74,804    *Provident Financial PLC                     982,925
 79,123    *Railtrack Group PLC                       1,256,709
121,240    *Reuters Holdings PLC                      1,324,259
256,042    *Scottish Hydro-Electric PLC               2,111,156
228,286    *SmithKline Beecham PLC                    2,352,872
142,702    *Tesco PLC                                 1,176,722
212,729     Unilever PLC                              1,829,846
215,538    *Vodafone Group PLC                        1,557,693
 69,731    *Zeneca Group PLC                          2,469,965
                                                    -----------
             TOTAL INVESTMENTS IN UNITED KINGDOM     57,344,011
                                                    -----------
             TOTAL COMMON STOCK
             (Cost: $253,072,695) ................. 248,432,454
                                                    -----------
---------------------------------------------------------------
PREFERRED STOCK: 1.5%
---------------------------------------------------------------
AUSTRIA: 0.7%
 39,700   +*Bank of Austria AG                        1,885,762
                                                     ----------
             Total Investments in Austria             1,885,762
---------------------------------------------------------------
GERMANY: 0.6%
 11,200    *Henkel KGAA  AG                             706,634
  2,470    *SAP AG                                      808,024
                                                     ----------
             Total Investments in Germany             1,514,658
---------------------------------------------------------------
UNITED KINGDOM: 0.2%
295,000     Upton & Southern Holdings PLC Cum.
            Cvt. Pfd.                                   484,538
                                                     ----------
             Total Investments in United Kingdom        484,538
                                                     ---------
             TOTAL PREFERRED STOCK
             (Cost: $3,476,575) ...................   3,884,958
                                                     ----------

FACE                            INTEREST  MATURITY    VALUE
AMOUNT             ISSUE          RATE      DATE     (NOTE 1A)
---------------------------------------------------------------
SHORT TERM OBLIGATIONS: 4.1%
----------------------------------------------------------------
$11,000,00   Time Deposit      5.500%   1/05/98   $ 11,000,000
                                                    ------------
             TOTAL SHORT TERM OBLIGATIONS
             (Cost: $11,000,000) .................    11,000,000
                                                    ------------

----------------------------------------------------------------
             TOTAL INVESTMENTS: 98.6%
             (Cost: $267,549,270) ................   263,317,412
             OTHER ASSETS LESS LIABILITIES: 1.4%..     3,771,397
                                                    ------------
             NET ASSETS: 100.0%...................  $267,088,809
                                                    ============
----------------------------------------------------------------

LEGEND:
---------
*   Non-income producing security.
+   Securities on loan.
 .   Restricted security
[_] Illiquid security.
    ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $4,532,533 with collateral backing valued at $4,800,353.

RESTRICTED SECURITIES: (Note 2)
-------------------------------

                                                                 Valuation as of
                                   Acquisition     Acquisition     December 31,
      Issue                           Date            Cost            1997
      -----                           ----            ----            ----
Advanced Material
Resources Ltd...............     4/25/94-6/27/96   $ 1,353,869    $   624,541
Isleinvest Ltd..............    12/16/94-7/03/95     1,399,554         37,537
Kemgas International Ltd....   10/18/94-10/02/95     1,405,405        688,569
LG Electronics, Inc. GDR
144A........................             5/21/97     1,664,184      1,084,933
Samsung Electronics Ltd.
144A........................             1/17/97     1,672,750      1,089,563

The aggregate value of restricted securities at December 31, 1997 was $3,525,143 or 1.32% of the State Street Research International Stock Portfolio's net assets.

                      See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENTS

Aerospace....................       0.9%
Automotive...................       1.9
Banking......................      16.0
Broadcasting.................       1.1
Building & Construction......       0.6
Business Services............       2.3
Chemicals....................       1.8
Construction Materials.......       2.8
Consumer Products............       0.7
Containers & Glass...........       0.4
Drugs & Health Care..........       8.2
Electrical Equipment.........       0.8
Electronics..................       2.9
Energy.......................       0.4
Entertainment & Leisure......       1.2
Financial Services...........       4.5
Food & Beverages.............       4.2
Forest Products & Paper......       1.6
General Business.............       0.2
Household Appliances & Home
Furnishings..................       0.9
Household Products...........       0.5
Insurance....................       7.5
Machinery....................       2.0
Metals-Non-Ferrous...........       1.9
Metals-Steel & Iron..........       1.1
Mining.......................       0.2
Miscellaneous................       0.4
Multi-Industry...............       3.7
Newspapers...................       0.3
Oil & Gas Exploration........       1.3
Oil-International............       5.3
Personal Care................       0.2
Printing & Publishing........       0.5
Real Estate..................       1.3
Retail Trade.................       3.6
Software.....................       0.3
Telecommunications Equipment
& Services...................       1.8
Textiles & Apparel...........       0.4
Tires & Rubber...............       0.5
Toys & Amusements............       1.2
Transportation-Airlines......       1.1
Transportation-Railroad......       1.5
Utilities-Electric...........       1.8
Utilities-Gas Distribution &
Pipelines....................       0.6
Utilities-Miscellaneous......       3.2
Utilities-Telephone..........       4.4
                                  -----
                                  100.0%
                                  =====

See Notes to Financial Statements.

METROPOLITAN SERIES FUNDS, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1997

                                                                                   VALUE
SHARES                         ISSUE                                               (NOTE 1A)
-------------------------------------------------------------------------------------------
COMMON STOCK: 2.2%
-------------------------------------------------------------------------------------------
BANKING: 0.1%
26,000         *  Siam Commercial Bank PLC                                         $ 29,699
-------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 0.6%
967,500        *  Indah Kiat Paper & Pulp Corp.                                     171,511
-------------------------------------------------------------------------------------------
REAL ESTATE: 1.1%
9,000             Associated Estates Realty Corp.                                   213,187
7,200             Berkshire Realty Co., Inc.                                         86,400
                                                                              -------------
                                                                                    299,587
-------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 0.4%
4,000             Eastern Utilities Associates                                      105,000
-------------------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 0.0%
325            *  Nextel Communications, Inc. Cl. A                                   8,409
                                                                              -------------
                  TOTAL COMMON STOCK
                  (Cost: $747,917)........................................          614,206
                                                                              -------------
-------------------------------------------------------------------------------------------
PREFERRED STOCK: 1.6%
-------------------------------------------------------------------------------------------
METALS-STEEL & IRON: 1.0%
6,500          .  Bethleham Steel Corp. Cvt. Pfd. Ser. B 144A                       269,750
-------------------------------------------------------------------------------------------
OIL-SERVICES: 0.1%
800               McDermott, Inc. Cvt. 2.20% Pfd. Ser. A                             30,400
-------------------------------------------------------------------------------------------
TRANSPORTATION-TRUCKING: 0.2%
1,600             Arkansas Best Corp. Cvt. Pfd. Ser. A                               66,800
-------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 0.3%
505               Central Maine Power Co. 3.50% Pfd.                                 22,851
50                Niagara Mohawk Power Corp. 4.85% Pfd.                               3,275
100               Niagara Mohawk Power Corp. Ser. B Adj.                              2,544
200               Niagara Mohawk Power Corp. 3.60% Pfd.                               9,300
200               Niagara Mohawk Power Corp. 3.90% Pfd.                              10,200
200               Niagara Mohawk Power Corp. Ser. C Adj.                              4,800
630               Niagara Mohawk Power Corp. 3.40% Pfd.                              28,429
100               Toledo Edison Co. 4.25% Pfd.                                        5,937
                                                                              -------------
                                                                                     87,336
                                                                              -------------
                  TOTAL PREFERRED STOCK
                  (Cost: $399,309)........................................          454,286
                                                                              -------------

-------------------------------------------------------------------------------------------
  FACE                                           INTEREST         MATURITY         VALUE
 AMOUNT                     ISSUE                  RATE             DATE         (NOTE 1A)
-------------------------------------------------------------------------------------------
CONVERTIBLE BONDS: 26.5%
---------------------------------------------------------------------------------------------
BROADCASTING: 0.4%
 $150,000         Comcast Corp. Sub. Deb.            1.125%      4/15/98-07            96,750
---------------------------------------------------------------------------------------------
BUSINESS SERVICES: 0.6%
 $200,000      .  Physicians Resource
                  Group, Inc. 144A                   6.000%      12/01/99-01          152,250
---------------------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 3.7%
  300,000         Apple Computer, Inc. Sub.          6.000%       6/01/99-01          241,500
  155,000         Cray Research, Inc. Sub.           6.125%       2/01/96-11          119,350
  300,000         S3, Inc. Sub.                      5.750%      10/01/99-03          201,375
  540,000      .  Softkey International,
                  Inc. Sr. 144A                      5.500%      11/01/98-00          476,550
                                                                              ---------------
                                                                                    1,038,775
---------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 0.1%
   40,000         Richardson Electronics,
                  Ltd. Sub. Deb.                     7.250%      12/15/96-06           32,800

---------------------------------------------------------------------------------------------
ELECTRONICS: 2.3%
  600,000      .  Cirrus Logic, Inc. Sub.            6.000%      12/15/99-03          462,750
                  144A
  300,000         Zenith Electric Sub. Deb.          6.250%       4/01/96-11          175,500
                                                                              ---------------
                                                                                      638,250
---------------------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 0.9%
  100,000         Bell Sports Corp. Sub. Deb.        4.250%      11/15/96-00           84,750

  200,000         CML Group, Inc.                    5.500%       1/15/95-03          150,000
                                                                              ---------------
                                                                                      234,750
---------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 4.9%
   20,000         Advanced Agro Public Co.           3.500%          6/17/01           16,000
  650,000         Bangkok Bank Public                3.250%          3/03/04          211,250
  125,000         Banpu Public Co.                   2.750%          4/10/03           80,000
  150,000         Burns, Philp Sub.                  5.500%       4/30/97-04           88,500
  500,000         Empresas ICA Sociedad
                  Sub. Deb.                          5.000%       3/15/98-04          394,375
   50,000         Loxley Public Co.                  2.500%          4/04/01           25,000
  250,000         Rogers Communications,
                  Inc. Deb.                          2.000%      11/26/98-05          149,063
  100,000         Samsung Co.                        0.250%          6/26/06           80,000
  250,000         Sappi BVI Finance                  7.500%       8/01/98-02          233,750
  250,000         Siam Commercial Bank               3.250%          1/24/04           72,500
                                                                              ---------------
                                                                                    1,350,438
---------------------------------------------------------------------------------------------
INDUSTRIALS: 2.3%
  600,000      .  Exide Corp. Sr. 144A               2.900%      12/15/98-05          383,250

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1997

 FACE                                                         INTEREST            MATUTIRY                    VALUE
AMOUNT                ISSUE                                     RATE                DATE                    (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS: (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
INDUSTRIALS: (CONTINUED)
$ 50,000           Glycomed, Inc. Sub. Deb.                     7.500%           1/01/97-03               $   46,000
 365,000           UroMed Corp. Sub.                            6.000%          10/15/99-03                   204,400
                                                                                                          -----------
                                                                                                              633,650
---------------------------------------------------------------------------------------------------------------------
MEDICAL SUPPLY: 1.1%
 400,000           NABI, Inc. Sub.                              6.500%           2/01/99-03                   298,500
---------------------------------------------------------------------------------------------------------------------
METALS-STEEL & IRON: 0.0%
 200,000           Molten  Metal Technology, Inc.
                   Sub.                                         0.000%              5/01/06                     2,000
---------------------------------------------------------------------------------------------------------------------
MINING: 1.9%
 200,000           Ashanti Gold Capital                         5.500%           3/15/00-03                   149,250
 325,000           Battle Mountain Gold Co.
                   Sub.                                         6.000%              1/04/05                   221,000
 200,000           Coeur D'Alene Mines Corp.
                   Sub.                                         6.000%              6/10/02                   152,000
                                                                                                          -----------
                                                                                                              522,250
---------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS: 1.6%
 440,000           TPI Enterprises, Inc.
                   Sub. Deb.                                    8.250%           7/15/96-02                   360,800
 125,000           Veterinary Centers of
                   America, Inc. Sub. Deb.                      5.250%           5/01/99-06                    91,250
                                                                                                          -----------
                                                                                                              452,050
---------------------------------------------------------------------------------------------------------------------
OIL-INTERNATIONAL: 0.1%
 100,000           Ssangyong Oil Refining Co.
                   Ltd.                                         3.000%             12/31/04                    37,167
---------------------------------------------------------------------------------------------------------------------
POLLUTION CONTROL: 0.9%
 327,000           Air & Water Technologies
                   Corp. Sub. Deb.                              8.000%           5/15/97-15                   255,469
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 0.3%
 100,000           Sizeler Property Inv., Inc.
                   Sub. Deb.                                    8.000%           7/15/97-03                    96,000
---------------------------------------------------------------------------------------------------------------------
RESTAURANT: 2.5%
 500,000           Boston Chicken, Inc. Sub.
                   Deb.                                         0.000%           6/01/00-15                    73,125
  50,000           Boston Chicken, Inc. Sub.
                   Deb.                                         7.750%           5/01/00-04                    31,500
 450,000           Boston Chicken, Inc. Sub.
                   Deb.                                         4.500%           2/01/98-04                   220,500
 325,000           Einstein/Noah Bagel Corp.
                   Sub. Deb.                                    7.250%           6/01/00-04                   224,250
 325,000           Shoney's, Inc. Sub. Deb.                     0.000%           4/11/97-04                   133,250
                                                                                                          -----------
                                                                                                              682,625
---------------------------------------------------------------------------------------------------------------------
RETAIL TRADE: 0.3%
$100,000           Jacobson Stores, Inc. Sub
                   Deb.                                         6.750%          12/15/96-11               $    84,250
---------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 1.1%
 200,000           Converse, Inc. Sub.                          7.000%           6/01/00-04                   114,500
 250,000           Fieldcrest Cannon, Inc.
                   Sub. Deb.                                    6.000%           3/15/96-12                   202,500
                                                                                                          -----------
                                                                                                              317,000
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION-TRUCKING: 0.4%
 160,000           Worldway Corp. Sub. Deb.                     6.250%           4/15/96-11                   116,800
---------------------------------------------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 1.1%
 500,000           Broadband Technologies,
                   Inc. Sub.                                    5.000%           5/15/99-01                   310,000
                                                                                                          -----------
                   TOTAL CONVERTIBLE BONDS
                   (Cost: $8,443,578)...................................................................    7,351,774
                                                                                                          -----------
---------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: 36.9%
---------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE: 0.6%
 250,000          .Hyundai Motor Co. 144A                       7.600%              7/15/07                   177,500
---------------------------------------------------------------------------------------------------------------------
BROADCASTING: 5.2%
 400,000          +Cablevision Systems Corp.                    8.125%              8/15/09                   412,000
 100,000           CBS Inc. Sr.                                 7.125%             11/01/23                    90,730
 230,000           Century Communications
                   Corp. Sr.                                    0.000%              3/15/03                   147,200

 700,000           Century Communications
                   Corp. Sr.                                    8.375%             11/15/17                   647,500

 250,000         #.Fox Kids Worldwide, Inc.
                   Sr. 144A                                      ----           11/01/02-07                   148,125
                                                                                                          -----------
                                                                                                            1,445,555
---------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.4%
 100,000           DR Structured Finance
                   Corp. Ser. 1994-K1 A2                        8.375%              8/15/15                    98,000
---------------------------------------------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 3.7%
 390,000           Apple Computer, Inc.                         6.500%              2/15/04                   323,700
 200,000           Digital Equipment Corp.                      7.750%              4/01/23                   201,156
 450,000           Digital Equipment Corp.
                   Deb.                                         8.625%             11/01/12                   492,898
                                                                                                          -----------
                                                                                                            1,017,754
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS: 1.0%
 275,000           Westinghouse Electric
                   Corp.                                        7.875%              9/01/23                   275,525
---------------------------------------------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1997

 FACE                                             INTEREST     MATURITY        VALUE
AMOUNT          ISSUE                               RATE         DATE        (NOTE 1A)
----------------------------------------------------------------------------------------
CORPORATE BONDS: (CONTINUED)
----------------------------------------------------------------------------------------
FINANCIAL SERVICES: 2.9%
$ 250,000        .Pindo Deli Finance
                  Mauritius, Ltd. Sr. 144A        10.750%      10/01/07       $  215,000
  200,000        .Pindo Deli Finance
                  Mauritius, Ltd. Sr. Deb.
                  144A                            10.875%      10/01/27          160,000
  500,000        .Tjiwi Kimia Finance
                  Maurities, Ltd. Sr. 144A        10.000%       8/01/04          418,750
                                                                             -----------
                                                                                 793,750
----------------------------------------------------------------------------------------
FOOD & BEVERAGES: 3.6%
  100,000         Borden, Inc. Deb.                7.875%       2/15/23          100,618
  600,000       #.Del Monte Foods, Inc. Sr.
                  144A                             ----     12/15/02-07          343,500
   45,000         Flagstar Corp. Sr. Deb.          0.000%   11/01/97-04           18,000
  200,000         RJR Nabisco, Inc.                8.750%       8/15/05          215,786
  300,000         RJR Nabisco, Inc.                8.500%       7/01/07          319,815
                                                                             -----------
                                                                                 997,719
----------------------------------------------------------------------------------------
INDUSTRIALS: 1.9%
  500,000        .Pan Pacific Industrial
                  Investment PLC 144A              0.000%       4/28/07          149,575

  150,000         Pope & Talbot, Inc.              8.375%       6/01/13          158,661
  350,000       #.TFM SA de CV Sr. Deb.
                  144A                             ----      6/15/02-09          217,000
                                                                             -----------
                                                                                 525,236
----------------------------------------------------------------------------------------
METALS-STEEL & IRON: 0.5%
   29,000         Midland Ross Corp. Deb.          6.000%       2/15/07           23,754
  135,000         Republic Engineered
                  Steels, Inc.                     9.875%   12/15/98-01          128,250
                                                                             -----------
                                                                                 152,004
----------------------------------------------------------------------------------------
POLLUTION CONTROL: 0.4%
  125,000         Envirotest Systems Corp.
                  Sr.                              9.625%    4/01/98-03          120,000
----------------------------------------------------------------------------------------
REAL ESTATE: 0.9%
  250,000        .Murrin Murrin Holdings,
                  Ltd. Sr. 144A                    9.375%    8/31/02-07          247,500
----------------------------------------------------------------------------------------
RETAIL GROCERY: 0.6%
  200,000         Penn Traffic Co. Sr.             8.625%   12/15/98-03          169,500
----------------------------------------------------------------------------------------
RETAIL TRADE: 1.9%
  100,000         Dillon Reed Ser. 1993-K1
                  A2                               7.430%       8/15/18           90,250
  200,000         K Mart Corp.                     7.950%       2/01/23          193,250
  250,000         K Mart Corp.                     7.750%      10/01/12          243,125
                                                                             -----------
                                                                                 526,625
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 1.9%
  855,000       #+Arch Communications
                  Group, Inc. Sr.                  ----      3/15/01-08          525,825
----------------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 2.8%
  300,000         AES Corp. Sr.                    8.375%    8/15/02-07          299,250
  500,000        .AES Corp. Sr. 144A               8.875%      11/01/27          478,750
                                                                             -----------
                                                                                 778,000
----------------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 8.6%
  500,000        #Hyperion
                  Telecommunications, Inc.
                  Sr.                              ----      4/15/01-03          366,250
  300,000        #Intercel, Inc. Sr.               ----      2/01/01-06          225,000
  400,000        #Intercel, Inc. Sr.               ----      5/01/01-06          292,000
  160,000         Lenfest Communications,
                  Inc. Sr.                         8.375%      11/01/05          164,400
  210,000        #Nextel Communications,
                  Inc. Sr.                         ----      8/15/99-04          186,900
  185,000       #.Nextel Communications,
                  Inc. Sr. 144A                    ----      9/15/02-07          117,013
  400,000       #.Nextel Communications,
                  Inc. Sr. 144A                    ----     10/31/02-07          245,500
  650,000       #.RCN Corp. 144A                   0.000%   10/15/02-07          407,875
  500,000        #Telewest PLC Sr. Deb.            ----        10/01/07          388,750
                                                                             -----------
                                                                               2,393,688
                                                                             -----------
                  TOTAL CORPORATE BONDS
                  (Cost: $9,793,563)........                                  10,244,181
                                                                             -----------

----------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 14.9%
----------------------------------------------------------------------------------------
  200,000        .Bangkok Bank Public, Ltd.
                  Sub. 144A                        8.250%       3/15/16          153,886
   75,000     CAD#Clearnet Communications,
                  Inc. Sr.                         ----     12/15/00-05           58,875
  800,000     CAD#Clearnet Communications,
                  Inc. Sr.                         ----      8/13/02-07          356,880
  550,000        .Espirito Santo Centrais
                  Electriciadad Sr. 144A          10.000%       7/15/07          489,500
  200,000         Export-Import Bank Korea         6.375%       2/15/06          149,750
  800,000        #International Semi-Tech.
                  Microelectronics.                ----         8/15/03          288,000
  250,000         Korea Electric Power Corp.       6.375%      12/01/03          191,538

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
DECEMBER 31,1997

 FACE                                             INTEREST        MATURITY             VALUE
AMOUNT                  ISSUE                       RATE            DATE             (NOTE 1A)
----------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: (CONTINUED)
----------------------------------------------------------------------------------------------
$  150,000         Korea Electric Power Corp
                   Deb.                              6.750%          8/01/27       $   118,500

 1,400,000     CAD#Microcell
                  .Telecommunications, Inc.
                   Sr. 144A                           ----       10/15/02-07           543,718


   500,000         Philippine Long Distance
                   Telephone Co.                     8.350%          3/06/17           413,750

   200,000        .Pycsa Panama SA 144A             10.280%         12/15/12           189,660
   350,000         Quezon Power, Ltd.                8.860%          6/15/17           296,310
   100,000     CADRogers Cablesystems, Ltd.          9.650%       1/15/04-14            75,575
                   Sr.
   150,000     CADRogers Communications,
                   Inc. Sr.                         10.500%          2/14/06           115,850

   450,000     CADRogers Communications,
                   Inc. Sr.                          8.750%       7/15/02-07           308,187

   425,000       . Samsung Electronics Co.,
                   Ltd. 144A                         0.000%      12/31/02-07           296,085

   200,000     .[_]Total Access Commerce
                   Public, Ltd. 144A                 7.625%         11/04/01           104,000
                                                                                   -----------
                   TOTAL FOREIGN OBLIGATIONS
                   (Cost: $4,545,846)...........................................     4,150,064
                                                                                   -----------
----------------------------------------------------------------------------------------------
YANKEE BONDS:11.3%
----------------------------------------------------------------------------------------------
   120,000         Petroleos Mexicanos               9.500%          9/15/27           117,900
   700,000         Petroleos Mexicanos               8.625%         12/01/23           658,000
   300,000      [_]Philipinas Bangko Sentral         8.600%          6/15/27           239,220
   313,572         Republic of Brazil                8.000%          4/15/14           246,154
   550,000        +Republic of Brazil               10.125%          5/15/27           515,625
   325,000         Republic of Argentina             9.750%          9/19/27           310,700
   500,000         Republic of South Africa          8.500%          6/23/17           484,935
   650,000         Republic of Venezuela             9.250%          9/15/27           579,475

                                                                                   -----------
                   TOTAL YANKEE BONDS
                   (Cost: $3,113,942)...........................................     3,152,009
                                                                                   -----------
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 6.4%
----------------------------------------------------------------------------------------------
$1,782,000         State Street Bank
                   Repurchase Agreement
                   (U.S. Treasury Bills
                   collateralized, dated
                   12/31/97 due 1/2/98 @
                   5.875% with a market
                   value of $1,838,993)              5.000%         01/02/98         1,782,000
                                                                                   -----------
                   TOTAL REPURCHASE AGREEMENTS
                   (Cost: $1,782,000)...........................................     1,782,000
                                                                                   -----------
----------------------------------------------------------------------------------------------
                   TOTAL INVESTMENTS: 99.8%
                   (Cost: $28,826,155)..........................................    27,748,520
                   OTHER ASSETS LESS LIABILITIES: 0.2%..........................        55,146
                                                                                   -----------
                   NET ASSETS: 100.0%...........................................   $27,803,666
                                                                                   ===========
----------------------------------------------------------------------------------------------

LEGEND:
------
*   Non-income producing security.
+   Securities on loan.
 .   Restricted security.
#   Step bond: A zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
[_] Illiquid Security

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $736,449 with collateral backing valued at $764,110.

RESTRICTED SECURITIES (Note 2):
-------------------------------

                                                                               Valuation
                                                                                  as of
                                      Acquisition           Acquisition        December 31,
            Issue                        Date                   Cost              1997
            -----                        ----                   ----              ----
AES Corp. Sr. 144A                         10/24/97         $ 485,200         $ 478,750
Bangkok Bank Public, Ltd.
Sub. 144A                                   8/28/97           188,290           153,886
Bethleham Steel Corp. Cvt.            3/3/97-5/6/97           255,625           269,750
Pfd. Ser. B  144A
Cirrus Logic, Inc. Sub.             4/23/97-6/13/97           444,125           462,750
144A
Espirito Santo Centrais Sr.
144A                                 9/9/97-10/9/97           543,600           489,500
Exide Corp. Sr. 144A                 3/3/97-11/5/97           381,188           383,250
Fox Kids Worldwide, Inc. Sr.
144A                                       11/24/97           143,438           148,125
Del Monte Foods, Inc. Sr.
144A                                        12/9/97           339,152           343,500
Hyundai Motor Corp. 144A                   12/23/97           172,500           177,500
Microcell
Telecommunications, Inc. Sr.
144A                               10/8/97-10/17/97           597,550           543,718
Murrin Murrin Holdings, Ltd.
144A                                        8/22/97           250,000           247,500

METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1997

RESTRICTED SECURITIES-(CONT.)
-----------------------------

                                                                   VALUATION
                                                                     AS OF
                              ACQUISITION         ACQUISITION      DECEMBER 31
ISSUE                             DATE                COST            1997
-----                         -----------         ------------     -----------
Nextel Communications, Inc.
Sr. 144A                           9/24/97           114,469         117,013
Nextel Communications, Inc.
Sr. 144A                          10/15/97           247,984         245,500
Pan Pacific Industrial
Investments PLC 144A               5/23/97           214,930         149,575
Physicians Resource Group,
Inc. 144A                       6/20/97-7/18/97      164,375         152,250
Pindo Deli Finance
Mauritius, Ltd. Sr. 144A           10/6/97           248,125         215,000
Pindo Deli Finance
Mauritius, Ltd. Sr. Deb. 144A      9/25/97           185,000         160,000
Pycsa Panama SA 144A               10/1/97           200,000         189,660
RCN Corp. 144A                10/10/97-10/23/97      384,696         407,875
Samsung Electronics Co.,
Ltd. 144A                     12/2/97-12/19/97       323,188         296,085
TFM SA de CV Sr. Deb. 144A     6/11/97-7/23/97       201,736         217,000
Tjiwi Kimia Finance
Maurities, Ltd. Sr. 144A           7/29/97           298,365         418,750
Total Access Commerce
Public, Ltd. 144A                  12/2/97           156,000         104,000

The aggregate value of restricted securities at December 31, 1997 was $6,370,937 or 22.91% of the Loomis Sayles High Yield Bond Portfolio's net assets. See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO
DECEMBER 31, 1997

                                                                           VALUE
SHARES                               ISSUE                               (NOTE 1A)
------------------------------------------------------------------------------------
COMMON STOCK: 95.6%
------------------------------------------------------------------------------------
AUTOMOTIVE: 0.8%

  30,025       +  OEA, Inc.                                              $   868,848
------------------------------------------------------------------------------------
BANKING: 2.4%

   2,225          First Empire State Corp.                                 1,034,625
   7,725          Northern Trust Corp.                                       540,267
  12,500          Regions Financial Corp.                                    527,734
   7,175        + Star Banc Corp.                                            411,666
                                                                          ----------
                                                                           2,514,292
------------------------------------------------------------------------------------
BROADCASTING: 9.2%

  28,800       +  Chancellor Media Corp.                                   2,150,100
  49,025      +*  Clear Channel Communications, Inc.                       3,894,423
  49,775          Heftel Broadcasting Corp. Cl. A                          2,336,314
  17,350          Univision Communications, Inc. Cl. A                     1,211,247
                                                                          ----------
                                                                           9,592,084
------------------------------------------------------------------------------------
BUSINESS SERVICES: 8.0%

  39,412          Outdoor Systems, Inc.                                    1,512,435
 110,850          Paychex, Inc.                                            5,632,566
  26,300          Profit Recovery Group International, Inc.                  471,756
  16,075          Robert Half International, Inc.                            643,000
                                                                          ----------
                                                                           8,259,757
------------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 1.3%

  15,200       *  America Online, Inc.                                     1,355,650
------------------------------------------------------------------------------------
CONSTRUCTION & MINING EQUIPMENT: 0.5%

  20,875          Rental Service Corp.                                       512,742
------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS: 5.6%

  92,175          Barnett, Inc.                                            2,050,894
  96,825       +  Fastenal Co.                                             3,721,711
                                                                          ----------
                                                                           5,772,605
------------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 9.1%

 198,725       +  Omnicare, Inc.                                           6,160,475
  31,725          Pediatrix Medical Group, Inc.                            1,356,244
  30,175          Sofamor Danek Group, Inc.                                1,963,261
                                                                          ----------
                                                                           9,479,980
------------------------------------------------------------------------------------
EDUCATION: 4.3%

  82,675          Apollo Group, Inc. Cl. A                                 3,916,728
   5,525       +  Computer Learning Centers, Inc.                            338,752
   4,925          DeVRY, Inc.                                                156,984
                                                                          ----------
                                                                           4,412,464
------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT: 3.9%

  89,875          Berg Electronics Corp.                                  $2,044,656
  79,225       +  Littelfuse, Inc.                                         1,948,440
                                                                          ----------
                                                                           3,993,096
------------------------------------------------------------------------------------
ELECTRONICS: 4.8%

  54,150       +  Maxim Integrated Products, Inc.                          1,871,559
  16,350       +  Sanmina Holdings, Inc.                                   1,112,822
  50,125          SIPEX Corp.                                              1,519,414
  13,450          Vitesse Semiconductor Corp.                                511,941
                                                                          ----------
                                                                           5,015,736
------------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE: 2.4%

  15,050       +  Family Golf Centers, Inc.                                  474,075
  37,975       +  Royal Caribbean Cruises Ltd.                             2,024,542
                                                                          ----------
                                                                           2,498,617
------------------------------------------------------------------------------------
FINANCIAL SERVICES: 8.9%

  51,850          American Capital Strategies Ltd.                           930,059
 149,200          Amvescap PLC                                             1,276,204
  61,412          Charles Schwab Corp.                                     2,575,466
  15,800          Federal Agricultural Mortgage Corp. Cl. C                  948,000
  17,525          Healthcare Financial Partners, Inc.                        617,756
  94,475          Insignia Financial Group, Inc. Cl. A                     2,172,925
  34,325          Medallion Financial Corp.                                  746,569
                                                                          ----------
                                                                           9,266,979
------------------------------------------------------------------------------------
FOOD & BEVERAGES: 1.8%

  12,025          International Home Foods, Inc.                             336,700
  40,225          JP Foodservice, Inc.                                     1,485,811
                                                                          ----------
                                                                           1,822,511
------------------------------------------------------------------------------------
HEALTHCARE SERVICES: 1.8%

 108,950          AmeriPath, Inc.                                          1,858,959
------------------------------------------------------------------------------------
INSURANCE: 2.6%

  14,350          Progressive Corp.                                        1,720,206
   8,075          Protective Life Corp.                                      482,481
  13,200          UICI                                                       462,825
                                                                          ----------
                                                                           2,665,512
------------------------------------------------------------------------------------
MULTI-INDUSTRY: 1.3%

 216,530          Capita Group PLC                                         1,319,463
------------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO
DECEMBER 31, 1997

                                                                            VALUE
SHARES                        ISSUE                                       (NOTE 1A)
------------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
------------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 1.7%

  38,700          Ceridian Corp.                                         $ 1,772,944
------------------------------------------------------------------------------------
PLASTICS: 1.3%

  21,975         +Sealed Air Corp.                                         1,356,956
------------------------------------------------------------------------------------
REAL ESTATE: 2.5%

  34,175          Capital Trust Cl. A                                        384,469
  42,300         +Security Capital Group, Inc. Cl. B                       1,374,750
  17,375         +Vornado Realty Trust                                       815,539
                                                                         -----------
                                                                           2,574,758
------------------------------------------------------------------------------------
RESTAURANT: 8.7%

  51,650          Papa John's International, Inc.                          1,804,522
  271,400         Pizza Express PLC                                        3,325,478
  704,000         Wetherspoon (J.D.) PLC                                   3,873,672
                                                                         -----------
                                                                           9,003,672
------------------------------------------------------------------------------------
RETAIL GROCERY: 0.3%

  4,825           Quality Food Centers, Inc.                                 323,275
------------------------------------------------------------------------------------
RETAIL TRADE: 3.5%

  20,275          CompUSA, Inc.                                              628,525
  10,725         +Fred Meyer, Inc.                                           390,122
  22,500          MSC Industrial Direct, Inc. Cl. A                          953,437
  70,175          Petco Animal Supplies, Inc.                              1,701,744
                                                                         -----------
                                                                           3,673,828
------------------------------------------------------------------------------------
SOFTWARE: 2.9%

  123,300         Cadence Design Systems, Inc.                             3,020,850
------------------------------------------------------------------------------------
TRANSPORTATION-AIRLINES: 1.3%

   55,250         Ryanair Holdings PLC ADR                                 1,388,156
------------------------------------------------------------------------------------
UTILITIES-ELECTRIC: 2.6%

   58,550        +AES Corp.                                                2,729,894
------------------------------------------------------------------------------------
UTILITIES-MISCELLANEOUS: 0.5%

   27,050        *Hanover Compressor Co.                                     552,834
------------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 1.6%

  156,925         PriCellular Corp. Cl. A                                  1,637,908
------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost: $88,360,653)............................         99,244,370
                                                                      --------------
------------------------------------------------------------------------------------

 FACE                                             INTEREST       MATURITY        VALUE
AMOUNT                ISSUE                         RATE           DATE        (NOTE 1A)
------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 9.5%
------------------------------------------------------------------------------------------
5,000,000         Federal Home Loan
                  Mortgage Assn.                   4.750%         1/02/98       $4,999,167

4,900,000         General Electric
                  Capital Corp.                    6.080%         1/05/98        4,899,088
                                                                              ------------
                  TOTAL SHORT TERM OBLIGATIONS
                  (Cost: $9,898,255).......................................      9,898,255
                                                                              ------------
------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS: 105.1%
                  (Cost: $98,258,908)......................................    109,142,625
                  OTHER ASSETS LESS LIABILITIES: (5.1)%....................     (5,290,984)
                                                                              ------------
                  NET ASSETS: 100.0%.......................................   $103,851,641
                                                                              ============
------------------------------------------------------------------------------------------

LEGEND:
*NON-INCOME PRODUCING SECURITY.
+SECURITIES ON LOAN.

SECURITIES LENDING: (Note 7)
----------------------------
AS OF DECEMBER 31, 1997, THE MARKET VALUE OF SECURITIES LOANED WAS $12,202,921 WITH COLLATERAL BACKING VALUED AT $12,396,894.

                      See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
DECEMBER 31, 1997

                                                                        VALUE
SHARES                    ISSUE                                       (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 97.8%
--------------------------------------------------------------------------------
AEROSPACE: 2.1%
   10,700         AAR Corp.                                           $  414,625
    7,900        *BE Aerospace                                           211,572
   11,300        *Ducommun, Inc.                                         394,794
   15,500        *Orbital Sciences Corp.                                 462,094
    7,400         Precision Castparts Corp.                              446,313
                                                                      ----------
                                                                       1,929,398
--------------------------------------------------------------------------------
AUTOMOTIVE: 1.6%
   13,100       +*Gentex Corp.                                           352,881
   28,800        *Miller Industries, Inc.                                309,600
   16,000        *O' Reilly Automotive, Inc.                             423,000
   10,700       +*Tower Automotive, Inc.                                 450,069
                                                                      ----------
                                                                       1,535,550
--------------------------------------------------------------------------------
BANKING: 4.0%
    7,700         Astoria Financial Corp.                                431,200
    9,100        +Bay View Capital Corp.                                 331,581
   12,300         City National Corp.                                    454,331
    7,200        *Coast Savings Financial, Inc.                          493,650
    5,500         Commerce Bancorp, Inc.                                 280,500
    8,300         Community First Bankshares                             445,087
    8,400       +*Imperial Bancorp                                       414,225
   14,600        +North Fork Bancorp, Inc.                               490,013
    8,100        *Silicon Valley Bancshares                              452,588
                                                                      ----------
                                                                       3,793,175
--------------------------------------------------------------------------------
BIOTECHNOLOGY: 0.8%
    1,400        *Biogen, Inc.                                            51,012
    7,300        *Dura Pharmaceuticals, Inc.                             336,712
   13,700        *Serologicals Corp.                                     350,206
                                                                      ----------
                                                                         737,930
--------------------------------------------------------------------------------
BROADCASTING: 2.3%
   18,700        *American Business Information, Inc. Cl. A              189,337
    6,200        *American Radio Systems Corp. Cl. A                     330,537
    5,400        *BET Holdings, Inc. Cl. A                               294,975
    4,200       +*Chancellor Media Corp.                                 313,556
    1,500       +*Clear Channel Communications, Inc.                     119,156
    6,000       +*Jacor Communications, Inc.                             319,125
    3,200        *SFX Broadcasting, Inc. Cl. A                        $  257,500
    7,600         TCA Cable TV, Inc.                                     351,975
                                                                      ----------
                                                                       2,176,161
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION: 1.4%
   22,100        *American Homestar Corp.                                364,650
    8,500         Apogee Enterprises, Inc.                               101,734
   10,400         Blount International, Inc. Cl. A                       277,550
    5,800        *Fairfield Communities, Inc.                            255,925
    9,600        *NCI Building Systems, Inc.                             339,600
                                                                      ----------
                                                                       1,339,459
--------------------------------------------------------------------------------
BUSINESS SERVICES: 9.7%
   10,300       +*AccuStaff, Inc.                                        236,900
   14,400        *Affiliated Computer Services, Inc. Cl. A               378,900
   18,500        *American Business Information, Inc.                    189,625
    8,900         Amresco, Inc.                                          266,444
    9,900       +*Bisys Group, Inc.                                      330,412
    8,700        *Caribiner International                                387,150
    3,000        *Cognos, Inc.                                            69,187
   10,700       +*Concord EFS, Inc.                                      266,831
    4,900        *Consolidated Graphics, Inc.                            228,462
   16,100        *COREstaff, Inc.                                        428,662
    9,500        *Cort Business Services Corp.                           378,219
    7,100         Danka Business Systems ADR                             113,378
   12,500        *Data Processing Resources Corp.                        321,094
   10,300       +*Eltron International, Inc.                             315,437
    4,600         Fair Issac & Co., Inc.                                 153,237
    7,100         G&K Services, Inc. Cl. A                               298,200
   10,300         HA-LO Industries, Inc.                                 267,800
    8,880         HBO & Co.                                              425,962
    8,400         Merrill Corp.                                          193,200
   16,100        *Meta Group                                             359,231
    9,300         Norrell Corp.                                          184,838
   13,150        *Outdoor Systems, Inc.                                  504,631
    1,850         Paychex, Inc.                                           94,003
   17,500        *Payment Services, Inc.                                 244,453

METROPOLITAN SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL GROWTH PORTFOLIO
DECEMBER 31, 1997

                                                                         VALUE
SHARES                      ISSUE                                      (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
BUSINESS SERVICES: (CONTINUED)
   12,800        *Paymentech, Inc.                                    $  188,800
    9,500        *QuickResponse Services, Inc.                           349,125
    7,360       +*Registry, Inc.                                         340,400
   17,400       +*Rent Way, Inc.                                         322,988
   12,100        *Romac International, Inc.                              295,694
    8,800        *Service Experts, Inc.                                  251,900
   13,600        *Superior Services, Inc.                                396,950
   16,125        *Tetra Tech, Inc.                                       326,531
                                                                      ----------
                                                                       9,108,644
--------------------------------------------------------------------------------
CHEMICALS: 0.5%
   10,400        *Sybron International Corp.                             488,150
--------------------------------------------------------------------------------
COMPUTER EQUIPMENT & SERVICE: 5.2%
   25,000        *Actel Corp.                                            317,187
    7,400         Analysts International Corp.                           257,150
    5,200        *CBT Group Ltd. PLC ADR                                 427,375
    9,100        *CIBER, Inc.                                            527,800
    4,000       +*Citrix Systems, Inc.                                   304,125
   17,200        *Computer Management Sciences, Inc.                     327,875
      583        *DecisionOne Holdings Corp.                              13,810
    9,100        *DST Systems, Inc.                                      388,456
    2,200       +*Gateway 2000, Inc.                                      71,775
   16,600        *Integrated Systems Consulting Group                    179,487
    7,100        *Legato Systems, Inc.                                   311,513
    3,200       +*PeopleSoft, Inc.                                       124,400
   10,000        *SanDisk Corp.                                          200,938
    1,600       +*Solectron Corp.                                         66,500
   10,700        *SPSS, Inc.                                             203,300
    6,000       +*SunGard Data Systems, Inc.                             186,000
    9,800       +*Sykes Enterprises, Inc.                                192,938
    7,000       +*Systems & Computer Technology                          348,688
    1,100        *Trident Microsystems, Inc.                              10,003
   17,700        *Vanstar Corp.                                          200,231
    7,900        *Zebra Technologies Corp. Cl. A                         237,000
                                                                      ----------
                                                                       4,896,551
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS: 1.0%
   15,900        *Barnett, Inc.                                          353,775
    6,800        +Fastenal Co.                                           261,375
   14,900         Valmont Industries, Inc.                               296,138
                                                                      ----------
                                                                         911,288
--------------------------------------------------------------------------------
CONSUMER PRODUCTS: 0.4%
   10,950       +*Blyth Industries, Inc.                                 327,816
--------------------------------------------------------------------------------
COSMETICS: 0.3%
    8,400        +Alberto-Culver Co. Cl. B Cvt.                          269,325
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE: 7.8%
   14,200        *ABR Information Services, Inc.                         343,462
    5,700        *Amerisource Health Corp. Cl. A                         332,025
    1,400        *Centocor Corp.                                          46,725
    2,000         DENTSPLY International, Inc.                            61,812
    8,800       +*Genesis Health Ventures, Inc.                          232,100
    2,850        *Health Management Associates, Inc. Cl. A                71,962
    6,000        *HealthCare Compare Corp.                               308,250
   12,800         Healthdyne Technologies, Inc.                          261,200
      700        *IDEXX Laboratories, Inc.                                11,222
   10,870        +Integrated Health Services, Inc.                       339,008
    7,800        +Jones Medical Industries, Inc.                         299,325
    6,500       +*Lincare Holdings, Inc.                                 372,125
   11,100        *Magainin Pharmaceuticals, Inc.                          89,841
    7,900       +*Medicis Pharmaceutical Corp. Cl. A                     404,381
    8,800         Mentor Corp.                                           323,400
   14,650        *National Surgery Centers, Inc.                         383,647
    9,800        *NBTY, Inc.                                             327,688
   12,800         Omnicare, Inc.                                         396,800
      600        *Oxford Health Plans, Inc.                                9,319
   12,200        *PAREXEL International Corp.                            454,450
    4,900        *Patterson Dental Co.                                   222,950
    8,400        *Pediatrix Medical Group, Inc.                          359,100
   13,600        *Phycor, Inc.                                           367,625
    9,800       +*Respironics, Inc.                                      220,806
    3,900        *Sofamor Danek Group, Inc.                              253,744
    6,100        *Sonus Pharmaceuticals, Inc.                            201,681

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
DECEMBER 31, 1997

                                                         VALUE
SHARES                   ISSUE                         (NOTE 1A)
----------------------------------------------------------------
COMMON STOCK: (CONTINUED)
----------------------------------------------------------------
DRUGS & HEALTH CARE: (CONTINUED)
   2,400    *Thermedics, Inc.                         $   39,300
   5,900   +*Universal Health Services, Inc. Cl. B       297,213
   9,100    *Watson Pharmaceuticals, Inc.                295,181
                                                      ----------
                                                       7,326,342
----------------------------------------------------------------
EDUCATION: 1.0%
   8,200    *Apollo Group, Inc. Cl. A                    388,475
   5,900   +*Computer Learning Centers, Inc.             361,744
   6,000    *Sylvan Learning Systems, Inc.               235,500
                                                      ----------
                                                         985,719
----------------------------------------------------------------
ELECTRICAL EQUIPMENT: 2.3%
   3,300    *American Power Conversion Corp.              78,169
  12,700    *Anadigics, Inc.                             387,350
  15,800    *Berg Electronics Corp.                      359,450
     900   +*C-Cube Microsystems, Inc.                    14,653
   1,000    *Carbide/Graphite Group, Inc.                 33,875
   3,400    *Coherent, Inc.                              119,212
  10,800   +*Imnet Systems, Inc.                         174,150
   7,500    *Kent Electronics Corp.                      188,438
   9,500    *Littelfuse, Inc.                            233,641
   9,300     Technitrol, Inc.                            279,000
  11,400     Watsco, Inc.                                281,438
                                                      ----------
                                                       2,149,376
----------------------------------------------------------------
ELECTRONICS: 7.1%
   1,400   +*Adaptec, Inc.                                52,062
   8,500    *Affymetrix, Inc.                            265,625
   1,200   +*Altera Corp.                                 39,787
  12,300    *Aspen Technology, Inc.                      418,969
   5,500    *Burr-Brown Corp.                            177,031
   6,300   +*Computer Products, Inc.                     143,128
   7,000    +Dallas Semiconductor Corp.                  285,250
   7,400   +*Dionex Corp.                                369,075
   3,900    *Electro Scientific Industries,Inc.          149,419
   6,600    *Eletronics for Imaging, Inc.                109,519
  13,800   +*Encad, Inc.                                 382,950
   7,300    *Etec Systems, Inc.                          338,994
----------------------------------------------------------------
ELECTRONICS: (CONTINUED)
  10,500    *Kulicke & Soffa Industries, Inc.          $ 196,219
   4,900   +*Lattice Semiconductor Corp.                 232,750
   1,500     Linear Technology Corp.                      86,344
   6,500    *Microchip Technology, Inc.                  195,406
  11,500    *Microtouch Systems, Inc.                    182,563
   3,200    *Novellus Systems, Inc.                      103,500
  11,700    *P-Com, Inc.                                 204,750
     600    *Periphonics Corp.                             5,231
  16,400    *Photronic, Inc.                             399,750
   5,600   +*Sanmina Holdings, Inc.                      381,150
   8,100    *Sawtek, Inc.                                213,131
   6,700   +*SCI Systems, Inc.                           291,869
  14,000    *Smart Modular Technologies, Inc.            320,250
   8,100    *Speedfam International, Inc.                217,688
  19,900   +*Thermo Optek Corp.                          305,963
  10,600    *Tollgrade Communications, Inc.              250,425
   8,300    *Uniphase Corp.                              341,856
                                                      ----------
                                                       6,660,654
----------------------------------------------------------------
ENERGY: 0.6%
  10,500   +*CalEnergy, Inc.                             301,875
  14,100   +*Offshore Logistics, Inc.                    304,031
                                                      ----------
                                                         605,906
----------------------------------------------------------------
ENTERTAINMENT & LEISURE: 2.7%
  12,200    +Callaway Golf Co.                           348,462
  15,300    *Cannondale Corp.                            336,600
   3,800    *Carmike Cinemas, Inc. Cl. A                 109,012
  11,700    *Coach USA, Inc.                             391,950
   9,800    *GTECH Holdings Corp.                        312,987
   9,300    *Hollywood Entertainment Corp.                99,103
  18,200    *IMAX Corp.                                  395,850
   5,700     International Game Technology               143,925
   7,500    *Lin Television Corp.                        409,219
                                                      ----------
                                                       2,547,108
----------------------------------------------------------------
FINANCIAL SERVICES: 2.1%
  13,200   +*Americredit Corp.                           365,475

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
DECEMBER 31, 1997

                                                                           VALUE
SHARES                               ISSUE                               (NOTE 1A)
------------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
------------------------------------------------------------------------------------
FINANCIAL SERVICES: (CONTINUED)

   13,300       * E Trade Group, Inc.                                    $   306,316
    5,600      +* FirstPlus Financial Group, Inc.                            214,550
   13,400       * Imperial Credit Industries, Inc.                           277,212
    8,533         Legg Mason, Inc.                                           477,315
    8,500       + Metris Cos., Inc.                                          295,375
                                                                         -----------
                                                                           1,936,243
------------------------------------------------------------------------------------
FOOD & BEVERAGES: 0.6%

    3,400       * Mondavi (Robert) Corp. Cl. A                               165,963
   11,800       * Smithfield Foods, Inc.                                     386,819
                                                                         -----------
                                                                             552,782
------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 0.1%

    1,375         Fort James Corp.                                            52,594
------------------------------------------------------------------------------------
HEALTHCARE SERVICES: 2.3%

    3,300       * Apria Healthcare Group                                      44,344
   11,615       +*Concentra Managed Care, Inc.                               391,280
    8,300       * Inhale Therapeutic Systems                                 214,762
   19,800       * NovaCare, Inc.                                             258,638
    6,900       * Novoste Corp.                                              154,388
   15,700       * Orthodontic Centers of America, Inc.                       261,013
    3,000       * Pediatric Services of America, Inc.                         56,063
    6,100       * Renal Treatment Centers, Inc.                              220,363
      800       * Sangstat Medical Corp.                                      32,450
    9,666       * Total Renal Care Holdings, Inc.                            265,815
   14,300       * Urologix, Inc.                                             260,081
                                                                         -----------
                                                                           2,159,197
------------------------------------------------------------------------------------
HOTEL & MOTEL: 1.0%

    3,300       * Extended Stay America, Inc.                                 41,044
   10,600         La Quinta Inns, Inc.                                       204,713
   10,525       * Promus Hotel Corp.                                         442,050
   13,400       +*Signature Resorts, Inc.                                    293,963
                                                                         -----------
                                                                             981,770
------------------------------------------------------------------------------------
HOUSEHOLD APPLIANCES & HOME FURNISHINGS: 0.7%

    8,600       * Chicago Miniature Lamp, Inc.                               291,862
    8,600       + Libbey, Inc.                                               325,725
                                                                          ----------
                                                                             617,587
------------------------------------------------------------------------------------

INSURANCE: 3.5%

   12,600         Amerin Corp.                                            $  355,950
    7,200       + CMAC Investment Corp.                                      434,700
    4,800         Executive Risk, Inc.                                       335,100
    9,700       +*FPA Medical Management, Inc.                               181,875
   18,200         HCC Insurance Holdings, Inc.                               386,750
    6,500         Protective Life Corp.                                      388,375
   10,200         Triad Guaranty, Inc.                                       299,625
   14,000       * UICI                                                       490,875
   15,300         Western National Corp.                                     453,263
                                                                         -----------
                                                                           3,326,513
------------------------------------------------------------------------------------
MACHINERY: 0.1%

    1,600         Lindsay Manufacturing Co.                                   69,400
------------------------------------------------------------------------------------
MEDICAL SUPPLY: 2.0%

   18,300       * Acuson Corp.                                               303,094
   14,800         ADAC Laboratories                                          290,450
   14,400       * Airgas, Inc.                                               201,600
    9,000       * Gulf South Medical Supply, Inc.                            336,937
    8,800       * Spine-Tech, Inc.                                           452,925
    7,200       * Theragenics Corp.                                          261,000
                                                                         -----------
                                                                           1,846,006
------------------------------------------------------------------------------------
METALS-GOLD: 0.0%

      500         Newmont Mining Corp.                                        14,688
------------------------------------------------------------------------------------
METALS-NON-FERROUS: 0.4%

   18,200       +*RMI Titanium Co.                                           364,000
------------------------------------------------------------------------------------
MISCELLANEOUS: 2.0%

   10,000       * Box Hill Systems Corp.                                     104,375
   10,950         Central Parking Corp.                                      496,172
   17,900       * Equity Corp. International                                 413,937
   14,600       * Learning Tree International, Inc.                          424,313
    7,800         Stewart Enterprises, Inc. Cl. A                            364,163
    3,100       * WMF Group Ltd.                                              39,331
                                                                         -----------
                                                                           1,842,291
------------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: 2.5%

    8,200       +*Black Box Corp.                                            291,100
    7,100       +*CSG Systems International, Inc.                            285,331
    1,100       * Daisytek International Corp.                                38,500

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
DECEMBER 31, 1997

SHARES                  ISSUE                                 VALUE
                                                            (NOTE 1A)
---------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT: (CONTINUED)
    9,000     *IDX Systems Corp.                           $  333,562
   18,800     *Micron Electronics, Inc.                       170,963
    8,000      Symbol Technologies, Inc.                      302,000
    7,000     *Tech Data Corp.                                273,000
   15,800    +*Transition Systems, Inc. Cl. A                 351,550
   14,800     +Viking Office Products, Inc.                   325,138
                                                            ---------
                                                            2,371,144
---------------------------------------------------------------------
OIL & GAS EXPLORATION: 2.0%
    4,000      Cross Timbers Oil Co.                           99,750
    7,300      Devon Energy Corp.                             281,050
    5,200    +*EVI, Inc.                                      269,100
    7,000    +*Falcon Drilling Co., Inc.                      245,437
    7,700      Noble Affiliates, Inc.                         271,425
   16,140    +*Swift Energy Co.                               339,949
      800     *United Meridian Corp.                           22,500
   19,100      Vintage Petroleum, Inc.                        362,900
                                                            ---------
                                                            1,892,111
---------------------------------------------------------------------
OIL-DOMESTIC: 0.0%
    3,600     *Benton Oil & Gas Co.                            46,575
---------------------------------------------------------------------
OIL-SERVICES: 1.4%
    4,100    +*BJ Services Co.                                294,944
   20,700     *Newpark Resources, Inc.                        362,250
    5,800    +*SEACOR Holdings, Inc.                          349,450
    3,600     *Smith International, Inc.                      220,950
    1,500     *Unova, Inc.                                     24,656
    1,500     *Western Atlas, Inc.                            111,000
                                                            ---------
                                                            1,363,250
---------------------------------------------------------------------
PLASTICS: 0.4%
    5,400    +*Sealed Air Corp.                               333,450
---------------------------------------------------------------------
POLLUTION CONTROL: 0.5%
   14,900     *Allied Waste Industries, Inc.                  347,822
    2,000     *Culligan Water Technologies, Inc.              100,500
                                                            ---------
                                                              448,322
---------------------------------------------------------------------
PRINTING & PUBLISHING: 0.0%
    1,000      Houghton Mifflin Co.                            38,375
---------------------------------------------------------------------
REAL ESTATE: 0.5%
    6,953      Apartment Investment & Management Co. Cl. A   $255,531
      700      Nationwide Health Properties, Inc.              17,850
    5,500      Rouse Co.                                      180,125
                                                            ---------
                                                              453,506
---------------------------------------------------------------------
RESTAURANT: 1.0%
    7,500      Applebee's International, Inc.                 135,234
      800    +*Boston Chicken, Inc.                             5,137
    7,300      CKE Restaurants, Inc.                          307,512
    7,600     *Landry's Seafood Restaurants, Inc.             183,350
    4,000    +*Lone Star Steakhouse & Saloon, Inc.             70,250
    8,800     *Outback Steakhouse                             254,650
                                                            ---------
                                                              956,133
---------------------------------------------------------------------
RETAIL GROCERY: 0.6%
    3,500      Quality Food Centers, Inc.                     234,500
   11,700      Richfood Holdings, Inc.                        330,525
                                                            ---------
                                                              565,025
---------------------------------------------------------------------
RETAIL TRADE: 7.2%
    3,000    +*AnnTaylor Stores Corp.                          40,125
   10,000    +*Bed Bath & Beyond, Inc.                        384,375
   11,200     *Borders Group, Inc.                            350,700
    4,300    +*CDW Computer Centers, Inc.                     224,137
    8,700    +*Central Garden & Pet Co.                       229,462
    7,800     *CompUSA, Inc.                                  241,800
    1,300     *Corporate Express, Inc.                         16,778
    1,000     *Costco Cos., Inc.                               44,594
   27,800     *Damark International, Inc. Cl. A               274,525
    8,500     *Dollar Tree Stores, Inc.                       353,281
   21,800     *Eagle Hardware & Garden, Inc.                  423,737
    9,500     *General Nutrition Cos., Inc.                   322,406
    9,100    +*Gymboree Corp.                                 249,681
   10,100     *Insight Enterprises, Inc.                      368,650
    6,200     *Jones Apparel Group, Inc.                      266,600
      500     *Kohls Corp.                                     34,063
    8,300      Lands' End, Inc.                               291,019
    7,600     *Men's Wearhouse, Inc.                          266,000

METROPOLITAN SERIES FUND, INC

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
DECEMBER 31, 1997

SHARES                    ISSUE                                  VALUE
                                                               (NOTE 1A)
------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
------------------------------------------------------------------------
RETAIL TRADE: (CONTINUED)
    2,000       *Petco Animal Supplies, Inc.                $    48,500
   16,200       *Renters Choice, Inc.                           334,125
   14,400      +*Rexall Sundown, Inc.                           435,150
   10,300        Ross Stores, Inc.                              375,306
   12,300       *Stein Mart, Inc.                               328,256
    1,800        TJX Cos., Inc.                                  61,875
   16,000      +*West Marine, Inc.                              360,000
    6,100       *WetSeal, Inc. Cl. A                            180,331
    6,100      +*Williams Sonoma, Inc.                          255,438
                                                              ---------
                                                              6,760,914
------------------------------------------------------------------------
SHIPBUILDING: 0.4%
   14,000       *Avondale Industries, Inc.                      416,500
------------------------------------------------------------------------
SOFTWARE: 6.5%
    8,800      +*Advent Software, Inc.                          257,950
    6,900       *Arbor Software Corp.                           280,744
    3,440       *Ascend Communications, Inc.                     84,602
    6,200        Autodesk, Inc.                                 228,625
   14,900       *AXENT Technologies, Inc.                       255,162
    1,600       *BMC Software, Inc.                             104,900
   14,200       *Cadence Design Systems, Inc.                   347,900
    3,400       *Compuware Corp.                                108,906
    7,400       *Datastream Systems, Inc.                       227,550
    6,100      +*Documentum, Inc.                               256,962
    7,200       *Electronic Arts, Inc.                          272,475
    8,000       *Hyperion Software Corp.                        288,000
    8,900      +*Intuit, Inc.                                   367,681
    8,000      +*JDA Software Group, Inc.                       277,000
    8,600       *Keane, Inc.                                    349,375
   11,350       *National Instruments Corp.                     339,081
    1,800      +*Parametric Technology Corp.                     85,163
   15,600      +*Premiere Technologies, Inc.                    429,975
    7,300       *Remedy Corp.                                   153,756
    9,300       *Structural Dynamics Research Corp.             210,413
    8,500       *Synopsys, Inc.                                 303,344
    1,500       *Systemsoft Corp.                                 9,656
    8,800       *Transaction Systems Architects, Inc. Cl. A     333,850
    5,250      +*VERITAS Software Co.                           267,094
    6,500       *Visio Corp.                                    250,656
                                                              ---------
                                                              6,090,820
-------------------------------------------------------------------------
TECHNOLOGY: 0.0%
    2,086     .+*Thermo Vision Corp.                              16,949
-------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT & SERVICES: 4.9%
    2,000      +*ADC Telecommunications, Inc.                     83,625
   15,300       *Aspect Telecommunications Corp.                 321,300
    5,000       *Avant Corp.                                      84,062
   15,300      +*Coherent Communications Systems Corp.           431,269
    3,700       *CommNet Cellular, Inc.                          132,044
    9,300      +*Comverse Technology, Inc.                       361,537
   10,400      +*Davox Corp.                                     337,350
    6,200       *Dialogic Corp.                                  270,087
   18,600       *Digital Microwave Corp.                         270,862
    8,900       *Harmonic Lightwaves, Inc.                        97,344
    5,400        Inter-Tel, Inc.                                 105,638
   11,500      +*Level One Communications, Inc.                  324,156
    9,500       *MRV Communications, Inc.                        226,219
    5,900        National Data Corp.                             213,138
    7,300       *Networks Associates, Inc.                       385,303
    4,800       *Pacific Gateway Exchange, Inc.                  258,300
   20,500       *Paging Network, Inc.                            221,016
   16,000       *Pairgain Technologies, Inc.                     310,500
   13,200       *Proxim, Inc.                                    149,738
    4,200       *Sitel Corp.                                      38,325
                                                               ---------
                                                               4,621,813
-------------------------------------------------------------------------
TEXTILES & APPAREL: 1.4%
   10,500       *Nautica Enterprises, Inc.                       246,750
   11,200      +*North Face, Inc.                                246,750
    8,400        St. John Knits, Inc.                            336,000
   20,350       +Wolverine World Wide, Inc.                      460,419
                                                               ---------
                                                               1,289,919
-------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
DECEMBER 31, 1997

SHARES                                          ISSUE                                          VALUE
                                                                                             (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 0.3%
    12,000                             *  Heartland Express, Inc.                                  $   327,750
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION-AIRLINES: 0.6%
    15,600                                Comair Holdings, Inc.                                        378,300
     6,600                             *  Eagle USA Airfreight, Inc.                                   188,925
                                                                                                     ---------
                                                                                                       567,225
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION-RAILROAD: 0.5%
    13,600                             *  Swift Transportation Co., Inc.                               442,850
     2,200                            +*  Wisconsin Central Transportation Corp.                        51,563
                                                                                                     ---------
                                                                                                       494,413
--------------------------------------------------------------------------------------------------------------
TRANSPORTATION-TRUCKING: 0.4%
     8,900                                 Expeditors International of Washington, Inc.                346,544
--------------------------------------------------------------------------------------------------------------
UTILITIES-TELEPHONE: 1.1%
     3,600                                ACC Corp.                                                    182,250
    13,761                             *  LCI International, Inc.                                      423,150
    10,300                             *  Omnipoint Corp.                                              240,119
     9,400                            +*  Tel-Save Holdings, Inc.                                      186,239
                                                                                                     ---------
                                                                                                     1,031,758
--------------------------------------------------------------------------------------------------------------
                                          TOTAL COMMON STOCK
                                          (Cost: $86,934,347)                                       91,984,119
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------

 FACE                      ISSUE                   INTEREST           MATURITY                 VALUE
AMOUNT                                               RATE               DATE                 (NOTE 1A)
--------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 3.8%
--------------------------------------------------------------------------------------------------------------
$     665,000            Associates Financial
                         Services Co.               5.580%            2/05/98                  $  661,392

    1,000,000            Bell Atlantic Financial
                         Services                   5.850%            1/27/98                     995,775

      413,000            Federal Farm Credit Bank   5.640%            2/12/98                     410,282

    1,519,000            Federal Home Loan
                         Mortgage Assoc..           4.750%            1/02/98                   1,518,800
                                                                                          ---------------

                         TOTAL SHORT TERM OBLIGATIONS
                         (Cost: $3,586,249)............................................         3,586,249
                                                                                          ---------------
---------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS: 101.6%
                         (Cost: $90,520,596)............................................       95,570,368
                         OTHER ASSETS LESS LIABILITIES: (1.6)%..........................       (1,550,362)
                                                                                           --------------
                         NET ASSETS: 100.0%.............................................      $94,020,006
                                                                                           ==============
---------------------------------------------------------------------------------------------------------

LEGEND:
---------------------------
 *Non-income producing security.
 +Securities on loan.
 .Restricted security

  ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $11,383,409 with collateral backing valued at $11,584,484.

RESTRICTED SECURITIES: (Note 2)
-------------------------------

                                                                                          Valuation as of
                                           Acquisition                Acquisition           December 31,
           Issue                               Date                       Cost                 1997
           -----                               ----                       ----                 ----
Thermo Vision Corp.........                  12/16/97                  $  16,964             $  16,949

The aggregate value of restricted securities at December 31, 1997 was $16,949 or .02% of the T. Rowe Price Small Cap Growth Portfolio's net assets.

                      See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
DECEMBER 31,1997

                                                                              VALUE
SHARES                       ISSUE                                          (NOTE 1A)
-------------------------------------------------------------------------------------
COMMON STOCK: 71.7%
-------------------------------------------------------------------------------------
ARGENTINA: 0.9%
 15,700         YPF SA ADR                                                 $  536,744
                                                                           ----------
                  TOTAL INVESTMENTS IN ARGENTINA                              536,744
-------------------------------------------------------------------------------------
AUSTRALIA: 2.1%
 25,200         Broken Hill Proprietary Co.                                   234,043
270,200         Fosters Brewing Group Ltd.                                    514,220
 74,300         Woodside Petroleum Ltd.                                       523,959
                                                                           ----------
                  TOTAL INVESTMENTS IN AUSTRALIA                            1,272,222
-------------------------------------------------------------------------------------
AUSTRIA: 0.4%
  5,800         Flughafen Wien AG                                             230,503
                                                                           ----------
                  TOTAL INVESTMENTS IN AUSTRIA                                230,503
-------------------------------------------------------------------------------------
BERMUDA: 0.6%
  3,900        +EXEL Ltd.                                                     247,163
  1,600         Mid Ocean Ltd.                                                 86,800
                                                                           ----------
                  TOTAL INVESTMENTS IN BERMUDA                                333,963
-------------------------------------------------------------------------------------
BRAZIL: 0.4%
 18,200        +Aracruz Celulose SA ADR                                       261,625
                                                                            ---------
                  TOTAL INVESTMENTS IN BRAZIL                                 261,625
-------------------------------------------------------------------------------------
CANADA: 3.0%
  8,800         BCE, Inc.                                                     293,426
 15,100         Canadian National Railway Co.                                 711,123
 18,900         Canadian Pacific Ltd.                                         509,184
 17,300         The Molson Cos., Ltd. Cl. A ADR                               308,702
                                                                           ----------
                  TOTAL INVESTMENTS IN CANADA                               1,822,435
-------------------------------------------------------------------------------------
FRANCE: 4.2%
 18,075         Assurance Generale de France                                  957,733
  9,089         AXA SA                                                        703,289
  9,104         Michelin Cl. B                                                458,339
  7,921         Schneider SA                                                  430,104
                                                                           ----------
                  TOTAL INVESTMENTS IN FRANCE                               2,549,465
-------------------------------------------------------------------------------------
GERMANY: 11.9%
  2,320         Allianz Holdings AG                                           600,973
 26,205         BASF AG                                                       928,635
 15,662         Bayer AG                                                      585,056
 11,777         Bayerische Vereinsbank AG                                     770,534
 15,259         Commerzbank AG                                                600,538
 19,000         Deutsche Telekom                                              357,514
  2,394         Heidelberger Druckmaschinen AG                                131,747
 18,754         Hoechst AG                                                    656,773
  2,408         Muenchener Rueckversicherungs AG                              907,543
 15,345         VEBA AG                                                     1,044,922
  1,219         Viag AG                                                       656,611
                                                                           ----------
                  TOTAL INVESTMENTS IN GERMANY                              7,240,846
-------------------------------------------------------------------------------------
GHANA: 0.1%
  9,886         Ashanti Goldfields Ltd. GDR                                    74,145
                                                                           ----------
                  TOTAL INVESTMENTS IN GHANA                                   74,145
-------------------------------------------------------------------------------------
HONG KONG: 1.5%
 25,000         Cheung Kong Holdings                                          163,731
 34,000         Citic Pacific Ltd.                                            135,140
 68,000         Hutchison Whampoa Ltd.                                        426,481
 47,000         New World Development Co., Ltd.                               162,550
                                                                           ----------
                  TOTAL INVESTMENTS IN HONG KONG                              887,902
-------------------------------------------------------------------------------------
ITALY: 0.8%
247,300         Instituto Nazionale Delle Assicurazioni SPA                   501,170
                                                                           ----------
                  TOTAL INVESTMENTS IN ITALY                                  501,170
-------------------------------------------------------------------------------------
JAPAN: 3.9%
 20,000         Canon, Inc.                                                   465,651
 26,000         Dai Tokyo Fire & Marine Insurance Co., Ltd.                    89,209
 84,000         Daiwa Securities Co., Ltd.                                    289,500
 40,000        *Minebea Co., Ltd.                                             428,889
  2,200         Nichiei Co., Ltd.                                             234,204
 45,000         Nomura Securities Co., Ltd.                                   599,678
    600         Shohkoh Fund & Co., Ltd.                                      182,890
 28,000         Sumitomo Metal Mining Co., Ltd.                                92,211
                                                                           ----------
                  TOTAL INVESTMENTS IN JAPAN                                2,382,232
-------------------------------------------------------------------------------------
NETHERLANDS: 1.8%
  5,200         AEGON Insurance Group NV                                      462,900
  9,265         ING Groep NV                                                  390,221
  4,400         Philips Electronics NV                                        263,872
                                                                           ----------
                  TOTAL INVESTMENTS IN NETHERLANDS                          1,116,993
-------------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
DECEMBER 31, 1997

                                                                                        VALUE
SHARES                  ISSUE                                                         (NOTE 1A)
---------------------------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
---------------------------------------------------------------------------------------------------
SOUTH AFRICA: 0.6%
  9,100         Anglo American Platinum Corp., Ltd. ADR                            $   121,549
 23,287         Sasol Ltd.                                                             244,043
                                                                                    ----------
                    TOTAL INVESTMENTS IN SOUTH AFRICA                                  365,592
----------------------------------------------------------------------------------------------
SOUTH KOREA: 0.1%
  2,080         Samsung Display Devices                                                 39,268
  1,230       * Samsung Electronics Co., Ltd.                                           27,865
                                                                                    ----------
                    TOTAL INVESTMENTS IN SOUTH KOREA                                    67,133
----------------------------------------------------------------------------------------------
SWEDEN: 2.6%
 35,282         Astra AB Cl. A                                                         611,000
 10,200         Autoliv, Inc.                                                          334,050
 13,512         Skandia Foersaekrings AB                                               637,318
                                                                                    ----------
                    TOTAL INVESTMENTS IN SWEDEN                                      1,582,368
----------------------------------------------------------------------------------------------
SWITZERLAND: 7.4%
  1,997       * Ciba Specialty Chemicals AG                                            237,803
    682         Clariant AG                                                            569,422
  5,967         Credit Suisse Group                                                    922,900
    627         Holderbank Financiere Glarus AG                                        511,486
    411         Nestle SA                                                              615,712
    562         Novartis AG                                                            911,538
     23         Schindler Holdings AG                                                   23,957
    369         Swiss Reinsurance AG                                                   689,918
                                                                                    ----------
                    TOTAL INVESTMENTS IN SWITZERLAND                                 4,482,736
----------------------------------------------------------------------------------------------
UNITED KINGDOM: 10.0%
 44,737         BOC Group PLC                                                          735,540
 85,000         British Telecommunications PLC                                         669,763
 76,400         Carlton Communications PLC                                             589,789
132,300         General Electric Co. PLC                                               857,259
122,700         National Grid Group PLC                                                582,435
  8,000       * Norwich Union PLC                                                       47,961
 13,600         Reuters Holdings PLC                                                   148,548
 18,200         Rio Tinto-Zinc Corp. PLC                                               224,351
113,100         Shell Transport & Trading Co. PLC                                      793,224
 35,956         SmithKline Beecham PLC                                                 370,587
120,700         Unilever PLC                                                         1,038,234
                                                                                    ----------
                    TOTAL INVESTMENTS IN UNITED KINGDOM                              6,057,691
----------------------------------------------------------------------------------------------
UNITED STATES: 19.4%
 19,700       * Advanced Micro Devices, Inc.                                       $   353,369
  5,800         Anheuser-Busch Co., Inc.                                               255,200
    900       * Biogen, Inc.                                                            32,738
 11,900         Boeing Co.                                                             582,356
  6,300      +* Boston Scientific Corp.                                                289,013
  4,300         Charles Schwab Corp.                                                   180,331
  4,500       * Chiron Corp.                                                            76,500
 29,100         CINergy Corp.                                                        1,114,894
  1,800       * Cisco Systems, Inc.                                                    100,350
  6,400         Duke Energy Corp.                                                      354,400
 20,400         Electronic Data Systems Corp.                                          896,325
 14,900         Enron Corp.                                                            619,281
  9,000       + Entergy Corp.                                                          269,438
 16,200         First Data Corp.                                                       473,850
  2,700         Guidant Corp.                                                          168,075
 11,500         International Business Machines Corp.                                1,202,469
  7,700         MBIA, Inc.                                                             514,456
  5,900         Newmont Mining Corp.                                                   173,313
 11,600       * Parametric Technology Corp.                                            549,550
 16,200       + Praxair, Inc.                                                          729,000
 13,600       * Sabre Group Holdings, Inc. Cl. A                                       392,700
  3,100      +* Sterling Commerce, Inc.                                                119,156
 11,900      +* Stillwater Mining Co.                                                  199,325
  9,100      +* Tele-Communications International, Inc. Cl. A                          163,800
  2,800       * Tele-Comm TCI Group Cl. A                                               78,225
  8,400       * Toys 'R Us, Inc.                                                       264,075
  8,500         UNUM Corp.                                                             462,188
 10,800      +* USAirways Group, Inc.                                                  675,000
 18,200       + Williams Cos., Inc.                                                    516,426
                                                                                    ----------
                    TOTAL INVESTMENTS IN UNITED STATES                              11,805,803
----------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost: $42,145,283 )............................................43,571,568

METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
DECEMBER 31, 1997

                                                                                                VALUE
SHARES                              ISSUE                                                     (NOTE 1A)
-------------------------------------------------------------------------------------------------------
PREFERRED STOCK: 4.4%
-------------------------------------------------------------------------------------------------------
BRAZIL: 1.7%
550,000                    Companhia Cervejaria Brahma ADR                                 $    369,607
 24,000                    Companhia Vale do Rio Doce ADR                                       482,786
 28,600                    Usinas Siderurgicas de Minas Gerais S/A ADR                          169,135
                                                                                           ------------
                              TOTAL INVESTMENTS IN BRAZIL                                     1,021,528
-------------------------------------------------------------------------------------------------------
GERMANY: 2.7%
 22,500                    RWE AG                                                               950,554
 2,100                     SAP AG                                                               686,984
                                                                                           ------------
                              TOTAL INVESTMENTS IN GERMANY                                    1,637,538
-------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCK
                              (Cost: $2,508,933).........................................     2,659,066
                                                                                           ------------
-------------------------------------------------------------------------------------------------------

                  FACE                                    INTEREST       MATURITY               VALUE
                 AMOUNT                ISSUE                RATE           DATE               (NOTE 1A)
-------------------------------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 13.3%
-------------------------------------------------------------------------------------------------------
              + $5,895,000     U.S. Treasury Bond            6.375%       8/15/27          $  6,217,398


              +  7,600,000     U.S. Treasury Bond
                               Strip                         0.000%       8/15/21             1,834,184

                               TOTAL FEDERAL TREASURY OBLIGATIONS
                               (Cost: $7,798,583)........................................     8,051,582
                                                                                           ------------
-------------------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 3.1%
-------------------------------------------------------------------------------------------------------
United
Kingdom            994,000     UK Treasury                   8.500%       7/16/07             1,873,970

                               TOTAL FOREIGN OBLIGATIONS
                               (Cost: $1,760,713)........................................     1,873,970
                                                                                           ------------
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 3.1%
-------------------------------------------------------------------------------------------------------
                $1,879,000     State Street Bank
                               Repurchase Agreement
                               (U.S. Treasury Note
                               collateralized, dated
                               12/31/97 due 1/2/98 @
                               12.375% with a market
                               value of $1,897,979)          5.000%       1/02/98          $  1,879,000
                                                                                           ------------
                               TOTAL REPURCHASE AGREEMENTS
                               (Cost: $1,879,000)........................................     1,879,000
                                                                                           ------------
-------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 6.6%
-------------------------------------------------------------------------------------------------------
   4,000,000                   Federal Home Loan
                               Mortgage Assn.                4.750%       1/02/98             3,999,472

                               TOTAL SHORT TERM OBLIGATIONS
                               (Cost: $3,999,472)........................................     3,999,472
                                                                                           ------------
-------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENTS: 102.2%
                               (Cost: $60,091,984).......................................    62,034,658
                               OTHER ASSETS LESS LIABILITIES: (2.2%).....................    (1,322,516)
                                                                                           ------------
                               TOTAL NET ASSETS: 100.0%..................................   $60,712,142
                                                                                           ============
-------------------------------------------------------------------------------------------------------

LEGEND:
------
* Non-income producing security.

+ Securities on loan.
  ADR (American depository receipt) represents ownership of foreign securities.

SECURITIES LENDING: (Note 7)
----------------------------
As of December 31, 1997, the market value of securities loaned was $5,654,717 with collateral backing valued at $5,745,499.

                      See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENTS

Aerospace....................................   0.9%
Automotive...................................   0.5
Banking......................................   4.1
Biotechnology................................   0.2
Broadcasting.................................   1.1
Business Services............................   0.8
Chemicals....................................   6.9
Construction Materials.......................   0.8
Consumer Products............................   1.7
Consumer Services............................   0.4
Drugs & Health Care..........................   3.1
Electrical Equipment.........................   1.8
Electronics..................................   1.4
Federal Agency Obligations...................   6.5
Federal Treasury Obligations.................  13.0
Financial Services...........................   5.1
Food & Beverages.............................   3.3
Forest Products & Paper......................   0.4
Government...................................   3.0
Insurance....................................  11.8
Machinery....................................   0.9
Medical Supply...............................   1.8
Metals-Gold..................................   0.4
Metals-Non-Ferrous...........................   0.3
Metals-Steel & Iron..........................   1.8
Mining.......................................   0.7
Multi-Industry...............................   2.8
Office & Business Equipment..................   2.9
Oil-International............................   3.7
Oil-Services.................................   0.8
Printing & Publishing........................   0.2
Real Estate..................................   0.5
Retail Trade.................................   0.4
Software.....................................   3.6
Telecommunications Equipment & Services......   0.8
Tires & Rubber...............................   0.7
Transportation-Airlines......................   1.7
Transportation-Railroad......................   1.2
Utilities-Electric...........................   5.4
Utilities-Gas Distribution & Pipelines.......   1.0
Utilities-Telephone..........................   1.6
                                              -----
                                              100.0%
                                              =====

See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                                                                     STATE STREET
                                                                       STATE STREET    STATE STREET    RESEARCH    STATE STREET
                                                                         RESEARCH        RESEARCH       MONEY        RESEARCH
                                                                          GROWTH         INCOME         MARKET     DIVERSIFIED
                                                                         PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO
                                                                       ------------    -----------    -----------  ------------
Assets:      Investments, at value (Note 1A) (1)...................  2,372,392,230    $406,221,101   $39,108,709    $1,980,003,912
             Cash..................................................          2,138         226,496         1,268             4,426
             Foreign currencies held at value (2)..................             --              --            --                --
             Receivable for investment securities sold.............     15,150,058              --            --         7,179,040
             Receivable for fund shares sold.......................      1,627,249              --       263,439           991,186
             Receivable for dividends and interest.................      3,398,499       5,370,184       122,536        12,632,499
             Unrealized appreciation on forward contacts (Note 8)..             --       1,048,862            --         2,182,853
             Collateral for securities loaned (Note 7).............    145,698,568      31,731,201            --       118,838,443
             Other assets..........................................            121              55            16               124
                                                                     -------------     -----------    ----------     -------------
                                 TOTAL ASSETS......................  2,538,268,863     444,597,899    39,495,968     2,121,832,483
                                                                     -------------     -----------    ----------     -------------

LIABILITIES: Payable for investment securities purchased...........     42,345,146              --            --        19,775,414
             Payable for capital stock repurchased.................         53,024         482,878            --            29,613
             Return of collateral for securities loaned (Note 7)...    145,698,568      31,731,201            --       118,838,443
             Accrued investment management fee (Note 3)............        947,947         114,766         8,384           727,140
             Accrued and other liabilities.........................        162,595          78,423         7,745           230,159
                                                                   ---------------   -------------  ------------   ---------------
                                 TOTAL LIABILITIES.................    189,207,280      32,407,268        16,129       139,600,769
                                                                   ---------------   -------------  ------------   ---------------
NET ASSETS:                                                         $2,349,061,583    $412,190,631   $39,479,839    $1,982,231,714
                                                                   ===============   =============  ============   ===============

COMPOSITION
OF NET       Paid-in-capital.......................................  1,927,904,288     405,082,154    39,490,478     1,769,131,400
ASSETS:      Undistributed/(overdistributed) net investment income/
             (loss)................................................       (266,642)      1,182,387       (13,004)       (4,689,336)
             Net unrealized appreciation/(depreciation)............    355,872,622       7,694,955            --       179,266,518
             Accumulated net realized gain/(loss)..................     65,551,315      (1,768,865)         2,365        38,523,132
                                                                    --------------    ------------   -----------    --------------
                                 NET ASSETS........................ $2,349,061,583    $412,190,631   $39,479,839    $1,982,231,714
                                                                   ===============   =============  ============   ===============
                                 SHARES OUTSTANDING................     73,600,071      32,555,011     3,803,743       116,712,757
                                                                   ===============   =============  ============   ===============
                                 NET ASSET VALUE PER SHARE.........         $31.92          $12.66        $10.38            $16.98
                                                                   ===============   =============  ============   ===============
             ---------------------------------------------------------------------------------------------------------------------

             Notes:
             (1) Investments, at cost.............................. $2,016,519,608    $399,551,866   $39,108,709    $1,802,872,213
             (2) Cost of foreign currency..........................             --              --            --                --

              See Notes to Financial Statements

  STATE STREET                        STATE STREET        LOOMIS
    RESEARCH          METLIFE            RESEARCH         SAYLES                       T. ROWE PRICE       SCUDDER
   AGGRESSIVE          STOCK          INTERNATIONAL     HIGH YIELD         JANUS         SMALL CAP          GLOBAL
     GROWTH            INDEX              STOCK            BOND           MID CAP          GROWTH           EQUITY
   PORTFOLIO          PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
--------------     --------------     ------------     -----------     ------------    -------------     -----------
$1,382,032,870     $2,016,263,121     $263,317,412     $27,748,520     $109,142,625     $ 95,570,368     $62,034,658
           874             27,142        2,119,921             754           82,019              933             297
            --                 --          448,924              --              115               --           1,277
     5,883,607          4,811,407               --              --           46,012          239,044          60,669
     4,355,548          2,124,004          951,886         116,488               --                9              --
       546,342          2,739,219          491,737         468,883           15,844            8,255         243,382
            --                 --               --              --               --               --              --
   120,801,619        149,054,407        4,800,353         764,110       12,396,894       11,584,484       5,745,499
            73                 51          348,230              --            4,979               --          34,344
--------------     --------------     ------------     -----------     ------------    -------------     -----------
 1,513,620,933      2,175,019,351      272,478,463      29,098,755      121,688,488      107,403,093      68,120,126
--------------     --------------     ------------     -----------     ------------    -------------     -----------

            --          4,987,078          270,803         510,498        5,200,052          400,793         297,369
           902                381               --              --          124,692        1,343,477       1,313,785
   120,801,619        149,054,407        4,800,353         764,110       12,396,894       11,584,484       5,745,499
       814,133            418,735          176,539          15,613           59,014           39,741          34,731
        48,667             78,714          141,959           4,868           56,195           14,592          16,600
--------------     --------------     ------------     -----------     ------------    -------------     -----------
   121,665,321        154,539,315        5,389,654       1,295,089       17,836,847       13,383,087       7,407,984
--------------     --------------     ------------     -----------     ------------    -------------     -----------
$1,391,955,612     $2,020,480,036     $267,088,809     $27,803,666     $103,851,641     $ 94,020,006     $60,712,142
==============     ==============     ============     ===========     ============    =============     ===========

 1,182,485,095      1,341,146,832      279,304,895      28,873,521       93,962,960       89,404,013      58,891,468

    (2,215,320)          (222,216)       2,309,120            (672)         (31,445)          (7,343)         (3,455)
   196,900,177        680,466,140       (4,246,703)     (1,078,040)      10,847,186        5,049,772       1,942,819
    14,785,660           (910,720)     (10,278,503)          8,857         (927,060)        (426,436)       (118,690)
--------------     --------------     ------------     -----------     ------------    -------------     -----------
$1,391,955,612     $2,020,480,036     $267,088,809     $27,803,666     $103,851,641     $ 94,020,006     $60,712,142
==============     ==============     ============     ===========     ============    =============     ===========
    50,412,220         70,203,936       22,885,826       2,741,057        8,132,247        7,915,609       5,595,122
==============     ==============     ============     ===========     ============    =============     ===========
        $27.61             $28.78           $11.67          $10.14           $12.77           $11.88          $10.85
==============     ==============     ============     ===========     ============    =============     ===========

--------------------------------------------------------------------------------------------------------------------

$1,185,132,693     $1,335,796,981     $267,549,270     $28,826,155      $98,258,908      $90,520,596     $60,091,984
            --                 --          464,921              --              118               --           1,277

METROPOLITAN SERIES FUND, INC.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                       STATE STREET
                                                                        STATE STREET    STATE STREET     RESEARCH      STATE STREET
                                                                          RESEARCH        RESEARCH        MONEY          RESEARCH
                                                                           GROWTH          INCOME         MARKET        DIVERSIFIED
                                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                      --------------   -------------   ------------   -------------
INVESTMENT        Interest (Note 1B).................................   $  8,870,022     $26,950,246     $2,346,096    $ 53,238,753
INCOME:           Dividends (Note 1B)................................     27,400,301              --             --      13,797,879
                                                                      --------------   -------------   ------------   -------------
                     Total investment income, net of
                        withholding taxes (1)........................     36,270,323      26,950,246      2,346,096      67,036,632
                                                                      --------------   -------------   ------------   -------------

EXPENSES:         Investment management fee (Note 3A)................      7,305,001       1,102,819        105,515       5,811,475
                  Printing and distribution fees.....................        927,068         186,469         20,807         675,907
                  Custodian and transfer agent fees..................        299,244         146,035         41,547         347,729
                  Directors fees.....................................         12,097          12,793         12,097          12,097
                  Other operating expenses...........................        107,866          43,436         25,415          89,478
                                                                      --------------   -------------   ------------   -------------
                      Total expenses before reimbursement............      8,651,276       1,491,552        205,381       6,936,686
                                                                      --------------   -------------   ------------   -------------
                      Less:  expense reimbursement...................             --              --             --              --
                                                                      --------------   -------------   ------------   -------------
                      Net expenses...................................      8,651,276       1,491,552        205,381       6,936,686
                                                                      --------------   -------------   ------------   -------------

                      NET INVESTMENT INCOME/(LOSS)...................     27,619,047      25,458,694      2,140,715      60,099,946
                                                                      --------------   -------------   ------------   -------------

NET REALIZED      Investments........................................    346,762,521       2,318,758            561     215,044,518
GAIN/(LOSS) ON:   Foreign currency transactions (Note 8).............        (44,837)        722,568             --       1,625,104
                                                                      --------------   -------------   ------------   -------------

                      NET REALIZED GAIN/(LOSS).......................    346,717,684       3,041,326            561     216,669,622
                                                                      --------------   -------------   ------------   -------------

NET UNREALIZED    Beginning of period investments and foreign
 APPRECIATION/      currency holdings (Notes 8, 10)..................    243,748,890        (417,499)            --     139,692,509

(DEPRECIATION):   End of period investments and foreign currency
                    holdings (Notes 8, 10)...........................    355,872,622       7,694,955             --     179,266,518
                                                                      --------------   -------------   ------------   -------------

                      NET UNREALIZED APPRECIATION/(DEPRECIATION).....    112,123,732       8,112,454             --      39,574,009
                                                                      --------------   -------------   ------------   -------------
                      NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
                        FROM OPERATIONS..............................   $486,460,463     $36,612,474     $2,141,276    $316,343,577
                                                                      ==============   =============   ============   =============

                  -----------------------------------------------------------------------------------------------------------------
                  Notes:
                  (1) Withholding taxes..............................       $593,357              --             --        $340,945
                  (2) For the Period March 3, 1997 through December
                        31, 1997.

                  See Notes to Financial Statements.

               STATE STREET                                STATE STREET             LOOMIS
                RESEARCH                METLIFE              RESEARCH               SAYLES
               AGGRESSIVE                STOCK             INTERNATIONAL           HIGH YIELD                 JANUS
                 GROWTH                  INDEX                 STOCK                  BOND                   MID CAP
                PORTFOLIO              PORTFOLIO             PORTFOLIO              PORTFOLIO /2/           PORTFOLIO /2/
           ----------------        ---------------     -------------------    ----------------------   ---------------------
               $  4,233,420            $    404,313          $    222,761           $   975,310          $   243,270
                  5,423,522              27,824,265             5,171,868                51,662              130,894
            ---------------       -----------------       ---------------        --------------        -------------
                  9,656,942              28,228,578             5,394,629             1,026,972              374,164
            ---------------       -----------------       ---------------        --------------        -------------

                  9,931,653               3,961,131             2,258,438                84,589              263,954
                    676,855                 785,914               148,160                 4,795               13,252
                    246,379                 270,763               625,649                54,199               82,185
                     12,097                  12,097                12,097                10,081               10,081
                    106,255                  97,895                41,165                21,955               22,214
            ---------------       -----------------       ---------------        --------------        -------------
                 10,973,239               5,127,800             3,085,509               175,619              391,686
            ---------------       -----------------       ---------------        --------------        -------------
                         --                      --                    --                67,120               57,892
            ---------------       -----------------       ---------------        --------------        -------------
                 10,973,239               5,127,800             3,085,509               108,499              333,794
            ---------------       -----------------       ---------------        --------------        -------------

                 (1,316,297)             23,100,778             2,309,120               918,473               40,370
            ---------------       -----------------       ---------------        --------------        -------------

                 30,729,705              17,206,045            26,192,152               326,594             (653,942)
                         --                      11           (18,336,495)                 (658)              61,966
            ---------------       -----------------       ---------------        --------------        -------------
                 30,729,705              17,206,056             7,855,657               325,936             (591,976)
            ---------------       -----------------       ---------------        --------------        -------------


                136,862,235             303,651,601            11,038,872                    --                   --

                196,900,177             680,466,140            (4,246,703)           (1,078,040)          10,847,186
            ---------------       -----------------       ---------------        --------------        -------------
                 60,037,942             376,814,539           (15,285,575)           (1,078,040)          10,847,186
            ---------------       -----------------       ---------------        --------------        -------------

               $ 89,451,350            $417,121,373          $ (5,120,798)          $   166,369          $10,295,580
            ===============       =================       ===============        ==============        =============

--------------------------------------------------------------------------------------------------------------------------------

               $     12,233            $    160,288          $    743,374           $       288          $     4,537

      T. ROWE PRICE                 SCUDDER
        SMALL CAP                   GLOBAL
          GROWTH                    EQUITY
        PORTFOLIO /2/             PORTFOLIO /2/
      --------------             ------------
       $  171,116                  $  434,388
           86,518                     389,780
    -------------               -------------
          257,634                     824,168
    -------------               -------------

          187,380                     201,758
           12,988                      12,992
           95,715                     136,147
           10,081                      10,081
           22,207                      24,527
    -------------               -------------
          328,371                     385,505
    -------------               -------------
           73,549                     120,837
    -------------               -------------
          254,822                     264,668
    -------------               -------------

            2,812                     559,500
    -------------               -------------

         (426,436)                     93,717
               --                    (131,480)
    -------------               -------------
         (426,436)                    (37,763)
    -------------               -------------


               --                          --

        5,049,772                   1,942,819
    -------------               -------------
        5,049,772                   1,942,819
    -------------               -------------

      $4,626,148                   $2,464,556
    ============                =============

----------------------------------------------------------

            $139                      $42,288

METROPOLITAN SERIES FUND, INC.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                STATE STREET                               STATE STREET
                                                               RESEARCH GROWTH                           RESEARCH INCOME
                                                                 PORTFOLIO                                 PORTFOLIO
                                                  --------------------------------------     --------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM:              FOR THE YEAR         FOR THE YEAR          FOR THE YEAR         FOR THE YEAR
                                                         ENDED                ENDED                 ENDED                ENDED
                                                     DECEMBER 31,         DECEMBER 31,          DECEMBER 31,         DECEMBER 31,
                                                         1997                 1996                  1997                 1996
                                                  -----------------     ----------------     -----------------     ----------------
OPERATIONS:      Net investment income/(loss)..........    $    27,619,047    $    17,239,321    $   25,458,694    $   24,051,031
                 Net realized gain/(loss) from
                   investment and foreign currency
                   transactions...........................     346,717,684        236,501,143         3,041,326         4,419,955
                 Unrealized appreciation/(depreciation) of
                   investments and foreign currency
                   holdings...............................     112,123,732         15,205,595         8,112,454       (14,942,561)
                                                           ---------------    ----------------   --------------    --------------
                 Net increase/(decrease) in net assets
                   resulting from operations..............     486,460,463        268,946,059        36,612,474        13,528,425
                                                           ---------------    ----------------   --------------    --------------


DISTRIBUTIONS    Net investment income....................     (27,776,294)       (17,239,740)      (26,501,290)      (23,474,190)
TO               Net realized gain from investment
SHAREHOLDERS:      transactions...........................    (386,087,667)      (134,047,463)       (1,217,790)         (697,717)
                                                           ---------------    ----------------   --------------    --------------
                 Total Distributions (Note 4).............    (413,863,961)      (151,287,203)      (27,719,080)      (24,171,907)
                                                           ---------------    ----------------   --------------    --------------

CAPITAL SHARE    Net proceeds from sale of shares.........     281,613,597        246,392,853        25,921,259        46,724,830
TRANSACTIONS:    Net asset value of shares issued to
                   shareholders in reinvestment of
                   distributions..........................     413,863,961        151,287,203        27,719,080        24,171,907
                 Shares redeemed..........................     (16,740,952)       (12,361,034)      (33,737,940)      (26,771,445)
                                                           ---------------    ----------------   --------------    --------------
                 Net Capital Stock Transactions (Note 9)..     678,736,606        385,319,022        19,902,399        44,125,292
                                                           ---------------    ----------------   --------------    --------------
                 NET INCREASE/(DECREASE) IN NET ASSETS....     751,333,108        502,977,878        28,795,793        33,481,810
                 NET ASSETS: Beginning of period..........   1,597,728,475      1,094,750,597       383,394,838       349,913,028
                                                           ---------------    ----------------   --------------    --------------
                 NET ASSETS: End of period................ $ 2,349,061,583    $ 1,597,728,475    $  412,190,631    $  383,394,838
                                                           ===============    ================   ==============    ==============

                                                                      STATE STREET
                                                                 RESEARCH MONEY MARKET
                                                                       PORTFOLIO
                                                       --------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM:                   FOR THE YEAR         FOR THE YEAR
                                                              ENDED                ENDED
                                                          DECEMBER 31,         DECEMBER 31,
                                                              1997                 1996
                                                       -----------------     ----------------
OPERATIONS:      Net investment income/(loss)............. $   2,140,715      $    2,028,460
                 Net realized gain/(loss) from
                   investment and foreign currency
                   transactions...........................           561               1,031
                 Unrealized appreciation/(depreciation) of
                   investments and foreign currency
                   holdings...............................            --                  --
                                                           -------------      --------------
                 Net increase/(decrease) in net assets
                   resulting from operations..............     2,141,276           2,029,491
                                                           -------------      --------------

DISTRIBUTIONS    Net investment income....................    (2,143,228)         (2,045,447)
TO               Net realized gain from investment
SHAREHOLDERS:      transactions...........................          (561)             (1,192)
                                                           -------------      --------------
                 Total Distributions (Note 4).............    (2,143,789)         (2,046,639)
                                                           -------------      --------------

CAPITAL SHARE    Net proceeds from sale of shares.........    25,785,388          19,329,406
TRANSACTIONS:    Net asset value of shares issued to
                   shareholders in reinvestment of
                   distributions..........................     2,143,789           2,046,639
                 Shares redeemed..........................   (30,083,456)        (20,178,541)
                                                           -------------      --------------
                 Net Capital Stock Transactions (Note 9)..    (2,154,279)          1,197,504
                                                           -------------      --------------
                 NET INCREASE/(DECREASE) IN NET ASSETS....    (2,156,792)          1,180,356
                 NET ASSETS: Beginning of period..........    41,636,631          40,456,275
                                                           -------------      --------------
                 NET ASSETS: End of period................ $  39,479,839      $   41,636,631
                                                           =============      ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

       STATE STREET RESEARCH                     STATE STREET RESEARCH                            METLIFE
            DIVERSIFIED                            AGGRESSIVE GROWTH                             STOCK INDEX
             PORTFOLIO                                PORTFOLIO                                  PORTFOLIO
----------------------------------      ------------------------------------        ------------------------------------
   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR          FOR THE YEAR          FOR THE YEAR         FOR THE YEAR
      ENDED              ENDED               ENDED                 ENDED                 ENDED                ENDED
   DECEMBER 31,       DECEMBER 31,        DECEMBER 31,          DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
      1997               1996                1997                  1996                  1997                  1996
---------------    ---------------      --------------       ---------------        --------------        --------------
$    60,099,946    $   42,980,569       $   (1,316,297)      $   (1,338,007)        $   23,100,778        $   16,426,973

    216,669,622       135,252,779           30,729,705           78,458,844             17,206,056             7,811,922

     39,574,009        (3,189,270)          60,037,942           (4,364,360)           376,814,539           156,236,698
---------------    --------------       --------------       --------------         --------------        --------------

    316,343,577       175,044,078           89,451,350           72,756,477            417,121,373           180,475,593
---------------    --------------       --------------       --------------         --------------        --------------

    (61,064,178)      (42,176,327)                  --                   --            (23,568,303)          (16,158,730)

   (237,658,263)      (84,750,798)         (55,883,502)         (35,104,245)           (16,507,210)          (10,189,362)
---------------    --------------       --------------       --------------         --------------        --------------
   (298,722,441)     (126,927,125)         (55,883,502)         (35,104,245)           (40,075,513)          (26,348,092)
---------------    --------------       --------------       --------------         --------------        --------------

    226,893,034       171,456,907          103,191,357          318,837,326            496,672,317           330,175,386


    298,722,441       126,927,125           55,883,502           35,104,245             40,075,513            26,348,092
     (9,846,064)      (12,493,415)        (122,536,459)         (28,659,672)           (15,610,988)          (24,176,884)
---------------    --------------       --------------       --------------         --------------        --------------
    515,769,411       285,890,617           36,538,400          325,281,899            521,136,842           332,346,594
---------------    --------------       --------------       --------------         --------------        --------------

    533,390,547       334,007,570           70,106,248          362,934,131            898,182,702           486,474,095
  1,448,841,167     1,114,833,597        1,321,849,364          958,915,233          1,122,297,334           635,823,239
---------------    --------------       --------------       --------------         --------------        --------------
$ 1,982,231,714    $1,448,841,167       $1,391,955,612       $1,321,849,364         $2,020,480,036        $1,122,297,334
===============    ==============       ==============       ==============         ==============        ==============

        STATE STREET RESEARCH
         INTERNATIONAL STOCK
             PORTFOLIO
---------------------------------
 FOR THE YEAR        FOR THE YEAR
    ENDED               ENDED
  DECEMBER 31,        DECEMBER 31,
     1997                1996
------------      --------------
$  2,309,120      $    1,728,132

   7,855,657         (25,299,526)

 (15,285,575)         17,465,452
------------      --------------

  (5,120,798)         (6,105,942)
------------      --------------

          --             (16,086)

          --          (3,229,290)
------------      --------------
          --          (3,245,376)
------------      --------------

  49,148,625          43,194,283

          --           3,245,376
 (80,764,501)        (30,723,899)
------------      --------------

 (31,615,876)         15,715,760
------------      --------------

 (36,736,674)          6,364,442
 303,825,483         297,461,041
------------      --------------
$267,088,809      $  303,825,483
============      ==============

METROPOLITAN SERIES FUND, INC.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                               LOOMIS SAYLES               JANUS              T. ROWE PRICE
                                                              HIGH YIELD BOND             MID CAP            SMALL CAP GROWTH
                                                                 PORTFOLIO               PORTFOLIO               PORTFOLIO
                                                              ----------------        ----------------        ---------------
INCREASE IN NET ASSETS FROM:                                   FOR THE PERIOD          FOR THE PERIOD         FOR THE PERIOD
                                                              MARCH 3, 1997 TO        MARCH 3, 1997 TO       MARCH 3, 1997 TO
                                                                DECEMBER 31,            DECEMBER 31,           DECEMBER 31,
                                                                   1997                    1997                   1997
                                                              ----------------        ----------------        ---------------
OPERATIONS:      Net investment income......................  $        918,473        $         40,370        $         2,812
                 Net realized gain/(loss) from
                   investment and foreign currency
                   transactions.............................           325,936                (591,976)              (426,436)

                 Unrealized appreciation/
                   (depreciation) of investments and
                   foreign currency holdings................        (1,078,040)             10,847,186              5,049,772
                                                              ----------------        ----------------        ---------------
                 Net increase in net assets resulting
                   from operations..........................           166,369              10,295,580              4,626,148
                                                              ----------------        ----------------        ---------------

DISTRIBUTIONS    Net investment income......................         (919,145)                 (71,815)               (10,155)
TO SHAREHOLDERS: Net realized gain from investment
                   transactions.............................         (317,080)                (335,084)                    --
                                                              ----------------        ----------------        ---------------
                 Total Distributions (Note 4)...............       (1,236,225)                (406,899)               (10,155)
                                                              ----------------        ----------------        ---------------

CAPITAL SHARE    Net proceeds from sale of shares...........       29,791,455               93,684,756            107,739,742
TRANSACTIONS:    Net asset value of shares issued to
                   shareholders in reinvestment of
                   distributions............................        1,236,225                  406,899                 10,155
                 Shares redeemed............................       (2,154,158)                (128,695)           (18,345,884)
                                                              ----------------        ----------------        ---------------
                 Net Capital Stock Transactions
                   (Note 9).................................       28,873,522               93,962,960             89,404,013
                                                              ----------------        ----------------        ---------------
                 NET INCREASE IN
                   NET ASSETS...............................       27,803,666              103,851,641             94,020,006
                 NET ASSETS: Beginning of period............               --                       --                     --
                                                              ----------------        ----------------        ---------------
                 NET ASSETS: End of period..................      $27,803,666             $103,851,641           $ 94,020,006
                                                              ================        ================        ===============
                                                                  SCUDDER
                                                               GLOBAL EQUITY
                                                                 PORTFOLIO
                                                              ----------------
INCREASE IN NET ASSETS FROM:                                   FOR THE PERIOD
                                                              MARCH 3, 1997 TO
                                                                DECEMBER 31,
                                                                   1997
                                                              ----------------
OPERATIONS:      Net investment income......................  $        559,500
                 Net realized gain/(loss) from
                   investment and foreign currency
                   transactions.............................           (37,763)

                 Unrealized appreciation/
                   (depreciation) of investments and
                   foreign currency holdings................         1,942,819
                                                              ----------------
                 Net increase in net assets resulting
                   from operations..........................         2,464,556
                                                              ----------------

DISTRIBUTIONS    Net investment income......................          (562,955)
TO SHAREHOLDERS: Net realized gain from investment
                   transactions.............................           (80,927)
                                                              ----------------
                 Total Distributions (Note 4)...............          (643,882)
                                                              ----------------

CAPITAL SHARE    Net proceeds from sale of shares...........        63,644,896
TRANSACTIONS:    Net asset value of shares issued to
                   shareholders in reinvestment of
                   distributions............................           643,882
                 Shares redeemed............................        (5,397,310)
                                                              ----------------
                 Net Capital Stock Transactions
                   (Note 9).................................        58,891,468
                                                              ----------------
                 NET INCREASE IN
                   NET ASSETS...............................        60,712,142
                 NET ASSETS: Beginning of period............                --
                                                              ----------------
                 NET ASSETS: End of period..................  $     60,712,142
                                                              ================

--------------------------------------------------------------------------------
See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            STATE STREET RESEARCH GROWTH PORTFOLIO
                                                                 -----------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------------
                                                                    1997          1996          1995         1994         1993
                                                                    ----          ----          ----         ----         ----
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  Beginning of period.....................     $    30.51    $    27.56    $    21.81    $    23.27    $    21.72
----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
----------------------
  Net investment income....................................           0.44          0.36          0.35          0.30          0.28
  Net realized and unrealized gain/(loss)..................           7.72          5.78          6.83         (1.06)         3.24
                                                                ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations......................           8.16          6.14          7.18         (0.76)         3.52
                                                                ----------    ----------    ----------    ----------    ----------

 Less Distributions:
-------------------
  Dividends from net investment income.....................          (0.44)        (0.36)        (0.35)        (0.30)        (0.28)
  Distributions from net realized capital gains............          (6.31)        (2.83)        (1.08)        (0.40)        (1.69)
                                                                ----------    ----------    ----------    ----------    ----------
     Total Distributions...................................          (6.75)        (3.19)        (1.43)        (0.70)        (1.97)
                                                                ----------    ----------    ----------    ----------    ----------

----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period...........................     $    31.92    $    30.51    $    27.56    $    21.81    $    23.27
----------------------------------------------------------------------------------------------------------------------------------
  Total Return.............................................          28.36%        22.18%        33.14%        (3.25)%       14.40%

 Supplemental Data/Significant Ratios:
-------------------------------------
  Net assets at end of period (000's)......................     $2,349,062    $1,597,728    $1,094,751    $  746,433    $  640,413
  Operating expenses to average net assets.................           0.43%         0.29%         0.31%         0.32%         0.28%
  Net investment income to average net assets..............           1.37%         1.29%         1.46%         1.40%         1.19%
  Portfolio turnover (1)...................................          82.81%        93.05%        45.52%        57.27%        66.27%
  Average broker commission rate (2).......................     $   0.0590    $   0.0578           --            --            --

________________________________________________________________________________

  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.

    Inclusion of these charges would reduce the total return figures for all periods shown.

  (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 amounted to $1,726,435,425 and $1,541,608,452, respectively.

  (2) Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

  See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            STATE STREET RESEARCH INCOME PORTFOLIO
                                                                 ------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------
                                                                   1997         1996         1995         1994         1993
                                                                   ----         ----         ----         ----         ----
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  Beginning of period.....................      $  12.36     $  12.73     $  11.32     $  12.59     $  12.22
-----------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
----------------------
  Net investment income....................................          0.83         0.82         0.83         0.91         0.83
  Net realized and unrealized gain/(loss)..................          0.38        (0.36)        1.38        (1.31)        0.86
                                                                 --------     --------     --------     --------     --------
     Total From Investment Operations......................          1.21         0.46         2.21        (0.40)        1.69
                                                                 --------     --------     --------     --------     --------

 Less Distributions:
-------------------
  Dividends from net investment income.....................         (0.87)       (0.81)       (0.80)       (0.87)       (0.88)
  Distributions from net realized capital gains............         (0.04)       (0.02)          --           --        (0.44)
                                                                 --------     --------     --------     --------     --------
     Total Distributions...................................         (0.91)       (0.83)       (0.80)       (0.87)       (1.32)
                                                                 --------     --------     --------     --------     --------

-----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period...........................      $  12.66     $  12.36     $  12.73     $  11.32     $  12.59
-----------------------------------------------------------------------------------------------------------------------------
  Total Return.............................................          9.83%        3.60%       19.55%       (3.15)%      11.36%

 Supplemental Data/Significant Ratios:
-------------------------------------
  Net assets at end of period (000's)......................      $412,191     $383,395     $349,913     $275,659     $299,976
  Operating expenses to average net assets.................          0.38%        0.32%        0.34%        0.35%        0.32%
  Net investment income to average net assets..............          6.57%        6.64%        7.01%        7.02%        6.39%
  Portfolio turnover (1)...................................        121.92%       92.90%      102.88%      141.15%      136.98%

________________________________________________________________________________
  Notes:
  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
    Inclusion of these charges would reduce the total return figures for all periods shown.
  (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 amounted to $470,696,082 and $451,405,517, respectively.

  See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            STATE STREET RESEARCH INCOME PORTFOLIO
                                                                 ------------------------------------------------------------

                                                                                   YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------------------------
                                                                   1997         1996         1995         1994         1993
                                                                   ----         ----         ----         ----         ----
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  Beginning of period.....................      $  10.44     $  10.45     $  10.48     $  10.49     $  10.52
-----------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
----------------------
  Net investment income....................................          0.54         0.53         0.59         0.40         0.28
                                                                 --------     --------     --------     --------     --------
     Total From Investment Operations......................          0.54         0.53         0.59         0.40         0.28
                                                                 --------     --------     --------     --------     --------

 Less Distributions:
-------------------
  Dividends from net investment income.....................         (0.60)       (0.54)       (0.62)       (0.41)       (0.31)
                                                                 --------     --------     --------     --------     --------
     Total Distributions...................................         (0.60)       (0.54)       (0.62)       (0.41)       (0.31)
                                                                 --------     --------     --------     --------     --------

-----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period...........................      $  10.38     $  10.44     $  10.45     $  10.48     $  10.49
-----------------------------------------------------------------------------------------------------------------------------
  Total Return.............................................          5.21%        5.01%        5.59%        3.85%        2.90%

 Supplemental Data/Significant Ratios:
-------------------------------------
  Net assets at end of period (000's)......................      $ 39,480     $ 41,637     $ 40,456     $ 39,961     $ 44,321
  Operating expenses to average net assets.................          0.49%        0.43%        0.49%        0.44%        0.38%
  Net investment income to average net assets..............          5.08%        4.92%        5.39%        3.76%        2.85%

________________________________________________________________________________
  Note:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
    Inclusion of these charges would reduce the total return figures for all periods shown.

  See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
                                                                 -----------------------------------------------------------------

                                                                                      YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------------
                                                                    1997          1996          1995         1994         1993
                                                                    ----          ----          ----         ----         ----
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  Beginning of period.....................     $    16.67    $    15.95    $    13.40    $    14.41    $    13.58
----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
----------------------
  Net investment income....................................           0.60          0.55          0.59          0.51          0.46
  Net realized and unrealized gain/(loss)..................           2.71          1.77          3.02         (0.95)         1.58
                                                                ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations......................           3.31          2.32          3.61         (0.44)         2.04
                                                                ----------    ----------    ----------    ----------    ----------

 Less Distributions:
-------------------
  Dividends from net investment income.....................          (0.60)        (0.53)        (0.58)        (0.50)        (0.54)
  Distributions from net realized capital gains............          (2.40)        (1.07)        (0.48)        (0.07)        (0.67)
                                                                ----------    ----------    ----------    ----------    ----------
     Total Distributions...................................          (3.00)        (1.60)        (1.06)        (0.57)        (1.21)
                                                                ----------    ----------    ----------    ----------    ----------

----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period...........................     $    16.98    $    16.67    $    15.95    $    13.40    $    14.41
----------------------------------------------------------------------------------------------------------------------------------
  Total Return.............................................          20.58%        14.52%        27.03%        (3.06)%       12.75%

 Supplemental Data/Significant Ratios:
-------------------------------------
  Net assets at end of period (000's)......................     $1,982,232    $1,448,841    $1,114,834    $  892,826    $  743,798
  Operating expenses to average net assets.................           0.40%         0.29%         0.31%         0.32%         0.29%
  Net investment income to average net assets..............           3.50%         3.38%         3.92%         3.66%         3.16%
  Portfolio turnover (1)...................................         114.79%        91.07%        79.29%        96.49%        95.84%
  Average broker commission rate (2).......................     $   0.0590    $   0.0578           --            --            --

________________________________________________________________________________
  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
    Inclusion of these charges would reduce the total return figures for all periods shown.

  (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 amounted to $1,901,224,776 and $1,701,514,366 respectively.

  (2) Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

  See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
                                                                 -----------------------------------------------------------------

                                                                                      YEAR ENDED DECEMBER 31,
                                                                 -----------------------------------------------------------------
                                                                    1997          1996          1995         1994         1993
                                                                    ----          ----          ----         ----         ----
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  Beginning of period.....................     $    27.11    $    25.87    $    22.05    $    22.54    $    19.52
----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
----------------------
  Net investment income/(loss).............................          (0.03)        (0.02)        (0.01)         0.05          0.04
  Net realized and unrealized gain/(loss)..................           1.67          2.01          6.50         (0.48)         5.06
                                                                ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations......................           1.64          1.99          6.49         (0.43)         5.10
                                                                ----------    ----------    ----------    ----------    ----------

 Less Distributions:
-------------------
  Dividends from net investment income.....................            --            --            --          (0.05)        (0.06)
  Distributions from net realized capital gains............          (1.14)        (0.75)        (2.67)        (0.01)        (2.02)
                                                                ----------    ----------    ----------    ----------    ----------
     Total Distributions...................................          (1.14)        (0.75)        (2.67)        (0.06)        (2.08)
                                                                ----------    ----------    ----------    ----------    ----------

----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period...........................     $    27.61    $    27.11    $    25.87    $    22.05    $    22.54
----------------------------------
------------------------------------------------------------------------------------------------
  Total Return.............................................           6.67%         7.72%        29.50%        (1.88)%       22.63%

 Supplemental Data/Significant Ratios:
-------------------------------------
  Net assets at end of period (000's)......................     $1,391,956    $1,321,849    $  958,915    $  590,047    $  387,949
  Operating expenses to average net assets.................           0.81%         0.79%         0.81%         0.82%         0.79%
  Net investment income/(loss) to average net assets.......          (0.10)%       (0.11)%       (0.06)%        0.24%         0.18%
  Portfolio turnover (1)...................................         219.08%       221.23%       255.83%       186.52%       120.82%
  Average broker commission rate (2).......................     $   0.0567    $   0.0576           --            --            --

________________________________________________________________________________
  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
    Inclusion of these charges would reduce the total return figures for all periods shown.

  (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 amounted to $2,843,460,476 and $2,804,444,982, respectively.

  (2) Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

  See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                METLIFE STOCK INDEX PORTFOLIO
                                                              -----------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    1997          1996       1995        1994       1993
                                                                    ----          ----       ----        ----       ----
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  Beginning of period.......................  $    22.23     $    18.56   $  13.87   $  14.25   $  13.27
-------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
 ----------------------
  Net investment income......................................        0.34           0.33       0.32       0.33       0.35
  Net realized and unrealized gain/(loss)....................        6.79           3.88       4.79      (0.17)      0.98
                                                               ----------     ----------   --------   --------   --------
     Total From Investment Operations........................        7.13           4.21       5.11       0.16       1.33
                                                               ----------     ----------   --------   --------   --------

 Less Distributions:
 -------------------
  Dividends from net investment income.......................       (0.34)         (0.33)     (0.32)     (0.32)     (0.35)
  Distributions from net realized capital gains..............       (0.24)         (0.21)     (0.10)     (0.22)        --
                                                               ----------     ----------   --------   --------   --------
     Total Distributions.....................................       (0.58)         (0.54)     (0.42)     (0.54)     (0.35)
                                                               ----------     ----------   --------   --------   --------
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period.............................  $    28.78     $    22.23   $  18.56   $  13.87   $  14.25
-------------------------------------------------------------------------------------------------------------------------
  Total Return...............................................       32.19%         22.66%     36.87%      1.18%      9.54%

 Supplemental Data/Significant Ratios:
 -------------------------------------
  Net assets at end of period (000's)........................  $2,020,480     $1,122,297   $635,823   $363,001   $282,700
  Operating expenses to average net assets...................        0.33%          0.30%      0.32%      0.33%      0.32%
  Net investment income to average net assets................        1.47%          1.91%      2.22%      2.51%      2.51%
  Portfolio turnover (1).....................................       10.69%         11.48%      6.35%      6.66%     13.99%
  Average broker commission rate (2).........................  $   0.0201     $   0.0204         --         --         --

________________________________________________________________________________


  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
    Inclusion of these charges would reduce the total return figures for all periods shown.

   (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 amounted to $658,470,953 and $167,841,221, respectively.
   (2) Total brokerage commissions paid on purchases and sales of portfolio securites for the period divided by the total number of related shares purchased and sold.

  See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
                                                                  -------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------------
                                                                   1997         1996      1995     1994       1993
                                                                   ----         ----      ----     ----       ----
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:  Beginning of period................             $ 11.95     $ 12.29    $ 12.30  $ 12.33      $ 8.63
-------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
 ----------------------
  Net investment income..............................                0.10        0.07       0.03     0.08        0.02
  Net realized and unrealized gain (loss)............               (0.38)      (0.28)      0.07     0.54        4.52
                                                                   --------    --------   -------- --------  ------------
     Total From Investment Operations................               (0.28)      (0.21)      0.10     0.62        4.54
                                                                   --------    --------   -------- --------  ------------

 Less Distributions:
 -------------------
  Dividends from net investment income...............                  --          --      (0.04)      --       (0.26)
  Distributions from net realized capital gains......                  --       (0.13)     (0.07)   (0.65)      (0.58)
                                                                   --------    --------   -------- --------  ------------
     Total Distributions.............................                  --       (0.13)     (0.11)   (0.65)      (0.84)
                                                                   --------    --------   -------- --------  ------------

-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period.....................            $  11.67     $ 11.95    $ 12.29  $ 12.30     $ 12.33
-------------------------------------------------------------------------------------------------------------------------
  Total Return.......................................               (2.34)%     (1.77)%     0.84%    5.08%      47.76%

 Supplemental Data/Significant Ratios:
 -------------------------------------
  Net assets at end of period (000's)................           $ 267,089    $303,826   $297,461 $272,952    $120,781
  Net expenses to average net assets (Note 3)........                1.03%       0.97%      1.01%    1.04%       1.14%
  Operating expenses to average net assets
   before voluntary expense reimbursements (Note 3)..                 N/A         N/A        N/A      N/A        1.15%
  Net investment income to average net assets........                0.77%       0.56%      0.21%    0.80%       0.15%
  Net investment income to average net assets
   before voluntary expense reimbursements (Note 3)..                 N/A         N/A        N/A      N/A        0.15%
  Portfolio turnover (1).............................              182.11%     116.67%     86.24%   65.84%      88.90%
  Average broker commission rate (2).................            $ 0.0039    $ 0.0037         --       --          --

________________________________________________________________________________


  Notes:
  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products.
   Inclusion of these charges would reduce the total return figures for all periods shown.
   (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 amounted to $533,671,993 and $565,013,378, respectively.
   (2) Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

   See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        LOOMIS SAYLES                   T. ROWE PRICE   SCUDDER
                                                                         HIGH YIELD          JANUS        SMALL CAP     GLOBAL
                                                                             BOND            MID CAP       GROWTH       EQUITY
                                                                           PORTFOLIO        PORTFOLIO     PORTFOLIO    PORTFOLIO
                                                                       ---------------     ----------   ------------- --------------
                                                                             FOR THE PERIOD MARCH 3, 1997 TO DECEMBER 31, 1997
                                                                       -------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE:  Beginning of period................................           $ 10.00     $  10.00      $ 10.00      $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
 ---------------------
  Net investment income...............................................              0.35         0.01           --         0.10
  Net realized and unrealized gain/(loss).............................              0.26         2.81         1.88         0.86
                                                                                 -------      -------       ------      -------
     Total From Investment Operations.................................              0.61         2.82         1.88         0.96
                                                                                 -------      -------       ------      -------

 Less Distributions:
 ------------------
  Dividends from net investment income................................             (0.35)       (0.01)          --(4)     (0.10)
  Distributions from net realized capital gains.......................             (0.12)       (0.04)          --        (0.01)
                                                                                 -------      -------       ------      -------
     Total Distributions..............................................             (0.47)       (0.05)          --        (0.11)
                                                                                 -------      -------       ------      -------
 -----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:  End of period......................................           $ 10.14     $  12.77      $ 11.88      $ 10.85
 -----------------------------------------------------------------------------------------------------------------------------------
  Total Return........................................................              6.18%       28.22%       18.81%        9.62%

 Supplemental Data/Significant Ratios:
 ------------------------------------
  Net assets at end of period (000's).................................           $27,804     $103,852      $94,020      $60,712
  Net expenses to average net assets (Note 3) (1).....................              0.83%        0.85%        0.67%        0.78%
  Operating expenses to average net assets before voluntary expense
   reimbursements (Note 3) (1)........................................              1.35%        0.99%        0.86%        1.14%

  Net investment income to average net assets (1).....................              7.04%        0.10%        0.01%        1.66%
  Net investment income to average net assets before voluntary
   expense reimbursements (Note 3) (1)................................              6.52%       (0.04)%      (0.19)%       1.30%

  Portfolio turnover (2)..............................................             39.26%       74.70%       13.45%       36.04%
  Average broker commission rate (3)..................................               N/A     $ 0.0352      $0.0255      $0.0402

--------------------------------------------------------------------------------

  Notes:

  Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

  (1) Ratios for the ten months ended December 31, 1997 have been determined on annualized operating results for the period. Twelve-month results may be different.

  (2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for December 31, 1997 amounted to: $32,284,474 and $5,809,643 for the Loomis Sayles High Yield Bond Portfolio, $121,092,374 and $32,142,353 for the Janus Mid Cap Portfolio, $93,191,967 and $5,832,933
      for the T. Rowe Price Small Cap Growth Portfolio, $66,739,114 and $12,502,673 for the Scudder Global Equity Portfolio, respectively.

  (3) Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

  (4) Less than $.005 per share.

See Notes to Financial Statements.

METROPOLITAN SERIES FUND, INC.

Notes to Financial Statements December 31, 1997
--------------------------------------------------------------------------------
1. SIGNIFICANT        The Metropolitan Series Fund, Inc. ("Fund") is registered
   ACCOUNTING         under the Investment Company Act of 1940 as an open end
   POLICIES           investment company.  All of the portfolios of the Fund
                      are diversified as defined under securities laws. The
                      following is a summary of significant accounting policies
                      consistently followed by the Fund in the preparation of
                      its financial statements. The policies are in conformity
                      with generally accepted accounting principles.
                      ----------------------------------------------------------
                A.    INVESTMENT SECURITY VALUATION: Portfolio securities that
                      are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Portfolio, which in the latter case would value such securities at the last bid price).
                      Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis
                      Sayles High Yield Bond and Scudder Global Equity
                      Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global
                      Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities
                      (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity Portfolio which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day.
                      Where market quotations are not readily available for such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

                      Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.
                      ----------------------------------------------------------
                B. INVESTMENT SECURITY TRANSACTIONS: Security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified; interest income is accrued as earned. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.
                      ----------------------------------------------------------
                C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. At December 31, 1997, the State Street Research Income, State Street Research International Stock, and T. Rowe Price Small Cap Growth Portfolios had available for federal income tax purposes unused capital loss carryovers of approximately $29,822, $7,097,000, and $69,489, respectively, which will expire on December 31, 2005, on December 31, 2004, and on December 31, 2005, respectively.
                      ----------------------------------------------------------
                D. RETURN OF CAPITAL DISTRIBUTIONS: The Fund distributes all of its taxable income, both net realized gains and net investment income, to shareholders. Effective January 1, 1994 the Fund adopted Statement of Position 93-2:
                      Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

                      The State Street Research Aggressive Growth Portfolio incurred net investment losses of $1,338,007 during 1996 and $1,659,985 during 1997, which has been reclassified to paid-in-capital at December 31, 1996 and December 31, 1997, respectively.
                      ----------------------------------------------------------
                E. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: A forward foreign currency exchange contract is an agreement between two parties to buy or sell a specific currency for a set price on a future date. The Fund may enter into forward foreign currency exchange contracts to hedge security transactions on holdings denominated in a foreign currency. Should foreign currency exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the forward foreign currency exchange contracts and may realize a loss. The use of forward foreign currency exchange contracts involves the risk of imperfect correlation in movements in the price of the underlying hedged assets and foreign currency exchange rates. During the period that a contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking to market" on a daily basis. A realized gain or loss will be recognized when a contract is completed or canceled.
                      ----------------------------------------------------------

METROPOLITAN SERIES FUND, INC.

--------------------------------------------------------------------------------
1. SIGNIFICANT  F.    REPURCHASE AGREEMENTS: The Fund requires the custodian
   ACCOUNTING         to take possession, to have legally segregated in the
   POLICIES-          Federal Reserve Book Entry System, or to have segregated
   (CONT.)            within the custodian's vault, all securities held as
                      collateral for repurchase agreements. The market value of
                      the underlying securities is required to be at least 102%
                      of the resale price at the time of purchase. If the seller of the agreement defaults, and the value of the collateral declines, or if the seller enters an insolvency
                      proceeding, realization of the value of the collateral by
                      the Fund may be delayed or limited.
                      ----------------------------------------------------------
                G.    ESTIMATES AND ASSUMPTIONS: The preparation of financial
                      statements in conformity with generally accepted
                      accounting principals requires management to make
                      estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent
                      assets and liabilities as of the date of the financial
                      statements and the reported amounts of income and expenses during the reporting period. Actual results could differ
                      from those estimates.
--------------------------------------------------------------------------------
2. RESTRICTED         The State Street Research Income Portfolio holds thirteen
   AND ILLIQUID       securities, the State Street Research Diversified
   SECURITIES         Portfolio holds sixteen securities, the State Street
                      Research International Stock Portfolio holds five
                      securities, the Loomis Sayles High Yield Bond Portfolio
                      holds twenty-three securities, and the T. Rowe Price
                      Portfolio holds one security that were purchased in
                      private placement transactions. These securities may be
                      resold in transactions exempt from registration or to the
                      public if the securities are registered. The sale of these securities may involve lengthy negotiations and additional expense. These constraints may affect the security's
                      marketability, and therefore hinder prompt disposal at an
                      acceptable price. The Fund intends to invest no more than
                      15% of net assets in illiquid and restricted securities,
                      except for the State Street Research Money Market
                      Portfolio and the Scudder Global Equity Portfolio where
                      the restriction is 10% of net assets. Restricted
                      securities (including Rule 144A issues) held at December
                      31, 1997 are footnoted at the end of each applicable
                      Portfolio's schedule of investments.
--------------------------------------------------------------------------------
3. EXPENSES     A.    INVESTMENT MANAGEMENT AGREEMENTS: The Fund has entered
                      into investment management agreements with Metropolitan
                      Life. For providing investment management services to the Fund, Metropolitan Life receives monthly compensation at the annual rate of: 0.25% of the average daily net assets for State Street Research Money Market Portfolio and
                      MetLife Stock Index Portfolio; and .70% of the average daily net assets for Loomis Sayles High Yield Bond
                      Portfolio. For providing investment management services to the State Street Research Growth Portfolio, Metropolitan
                      Life receives monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .50% of such assets on the next $500 million, and .45% of such assets on amounts in excess of $1 billion. For providing investment management services to the State
                      Street Research Income Portfolio, Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .35% of the average daily value of the aggregate net assets of the Portfolio up to $250 million, .30% of such assets on the next $250 million, and .25% of such assets on amounts in excess of $500 million. For providing investment management services to the State
                      Street Research Diversified Portfolio, Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .50% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .45% of such assets on the next $500 million, and .40% of such assets on amounts in excess of $1 billion. For providing investment management services to the State
                      Street Research Aggressive Growth Portfolio and State
                      Street Research International Stock Portfolio,
                      Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million, and .65% of such assets on amounts in excess of $1 billion. For providing investment management services to the Janus Mid Cap Portfolio, Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .70% of such assets on the next $400 million, and .65% of such assets on amounts in excess of $500 million. For providing investment management services to the T. Rowe Price Small
                      Cap Growth Portfolio, Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .50% of such assets on the next $300 million, and .45% of such assets on amounts in excess of $400 million. For providing investment management services to the Scudder Global Equity
                      Portfolio, Metropolitan Life receives monthly compensation from the Portfolio at an annual rate of .90% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .55% of such assets on the next $50 million, .50% of such assets on the next $400 million, and .475% of such assets on amounts in excess of $500 million.

                      The Fund and Metropolitan Life have entered into various sub-investment management agreements. State Street Research & Management Company, a subsidiary of Metropolitan Life, is compensated to provide sub-investment management services for the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, and the State Street Research International Stock Portfolios. GFM International Investors Limited, a subsidiary of Metropolitan Life, is compensated to provide sub-sub-investment management services for the State Street Research International Stock Portfolio. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by Metropolitan Life, is compensated to provide sub-investment management services for the Loomis Sayles High Yield Bond Portfolio. Janus Capital Corporation is compensated to provide sub-investment management services for the Janus Mid Cap Portfolio. T. Rowe Price Associates, Inc. is compensated to provide sub-investment management services for the T. Rowe Price Small Cap Growth Portfolio. Scudder Kemper Investments, Inc. is compensated to provide sub-investment management services for the Scudder Global Equity Portfolio.
                      ----------------------------------------------------------
                B. INVESTMENT MANAGEMENT FEE WAIVER: Metropolitan Life has agreed to waive a portion of its investment management fee for the Scudder Global Equity Portfolio during the first year of the Portfolio's operations. For the first six months, the waiver equaled .35% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .175% of such assets on the next $50 million, .15% of such assets on the next $400 million and .1375% of such assets on amounts in excess of $500 million. During the second six months of the Portfolio's operations, such waiver of the investment management fee is equal to .175% of assets up to $50 million, .0875% of assets on the next $50 million, .075% of assets on the next $400 million and .06875% of such assets in excess of $500 million.
                      ----------------------------------------------------------

METROPOLITAN SERIES FUND, INC.

--------------------------------------------------------------------------------
3. EXPENSES-    C.    SUBSIDIZATION OF PORTFOLIOS: Metropolitan Life has agreed
   (CONT.)            to subsidize all expenses, excluding those listed below,
                      in excess of .20% of the net assets of Loomis Sayles High
                      Yield Bond Portfolio, Janus Mid Cap Portfolio, T. Rowe
                      Price Small Cap Growth Portfolio, and Scudder Global
                      Equity Portfolio. Subsidization will continue until either each Portfolio's total net assets are at least $100 million, or March 2, 1999, whichever is earlier. At
                      December 31, 1997 Janus Mid Cap Portfolio exceeded the
                      $100 million threshold, and subsidization ceased. Expenses excluded from subsidization are: investment management fees payable to Metropolitan Life, brokerage commissions on portfolio transactions (including any other direct costs related to the acquisition, disposition, lending or borrowing of portfolio investments), taxes payable by the Fund, interest and other costs related to borrowings by the Fund, and any extraordinary or non-recurring expenses
                      (such as legal claims and liabilities and litigation costs and any indemnification related thereto).

                      Prior to May 16, 1993, Metropolitan Life was obligated to
                      pay all expenses of each Portfolio of the Fund that was in operation at that time. Since that date, the Fund has been obligated to pay all of its own expenses (except as
                      outlined in the preceding paragraph). However,
                      Metropolitan Life reserves the right, at its sole
                      discretion, to pay all or a portion of the expenses of the
                      Fund or any of its Portfolios, and to terminate such
                      voluntary payment at any time upon notice to the Board of
                      Directors and affected shareholders of the Fund.
--------------------------------------------------------------------------------
4. DIVIDEND           The Fund distributes, at least annually, substantially all
   DISTRIBUTIONS      net investment income, if any, of each Portfolio, which
                      will then be reinvested in additional full and fractional
                      shares of the Portfolio. All net realized long-term or
                      short-term capital gains of the Fund, if any, are declared and distributed at least annually to the shareholders of
                      the Portfolio or Portfolios to which such gains are
                      attributable.
--------------------------------------------------------------------------------
5. NEW PORTFOLIOS     On March 3, 1997, the Fund commenced operations of four
                      additional Portfolios: Loomis Sayles High Yield Bond
                      Portfolio, Janus Mid Cap Portfolio, T. Rowe Price Small
                      Cap Growth Portfolio, and Scudder Global Equity Portfolio.
                      Metropolitan Life supplied initial start-up capital of
                      $22,000,000 to facilitate the operation of these
                      Portfolios. Metropolitan Life Insurance, therefore,
                      purchased 200,000 shares of the Loomis Sayles High Yield
                      Bond Portfolio, 500,000 shares of the Janus Mid Cap
                      Portfolio, 500,000 shares of the T. Rowe Price Small Cap
                      Growth Portfolio, and 1,000,000 shares of the Scudder
                      Global Equity Portfolio, with each Portfolio valued at $10 per share. Subsequently, these Portfolios were made
                      available for certain contracts. Since October 2, 1997,
                      Metropolitan Life has gradually redeemed the start-up
                      capital (including applicable market appreciation) so that as of December 31, 1997 only 96,831 shares remained in the
                      Scudder Global Equity Portfolio with a value of
                      $1,050,614.
--------------------------------------------------------------------------------
6. PORTFOLIO          On March 3, 1997, the names of the Growth Portfolio,
   NAME CHANGES       Income Portfolio, Money Market Portfolio, Diversified
                      Portfolio, Aggressive Growth Portfolio, Stock Index
                      Portfolio, and International Stock Portfolio changed.
                      These Portfolios were renamed as follows: State Street
                      Research Growth Portfolio, State Street Research Income
                      Portfolio, MetLife Money Market Portfolio, State Street
                      Research Diversified Portfolio, State Street Research
                      Aggressive Growth Portfolio, MetLife Stock Index
                      Portfolio, and GFM International Stock Portfolio.
                      Subsequently, on August 1, 1997, the names of the MetLife
                      Money Market Portfolio and GFM International Stock
                      Portfolio were changed to the State Street Research Money
                      Market Portfolio and the State Street Research
                      International Stock Portfolio, respectively.
--------------------------------------------------------------------------------
7. SECURITIES         On December 15, 1997, the Fund entered into a securities
   LENDING            lending arrangement with the Fund's custodian, State
                      Street Bank and Trust Co. ("the custodian"). Under the
                      agreement, the custodian is authorized to loan securities
                      on the Fund's behalf. In exchange, the Fund receives
                      collateral against the loaned securities. Each Portfolio
                      receives collateral at least equal to 102% of the market
                      value of the loaned securities (105% for foreign
                      securities), at each loan's inception. Collateral must be
                      maintained at least at 100% of the market value of the
                      loaned securities for the duration of the loan. The
                      collateral is invested in the Navigator Securities Lending
                      Prime Portfolio, which invests in a variety of high
                      quality U.S. dollar-denominated instruments. The Fund
                      receives 70% of the annual net income from lending
                      transactions, which is included in interest income of the
                      respective Portfolios. The Fund bears the risk of any
                      deficiency in the amount of collateral available for
                      return to a borrower due to a loss in an approved
                      investment. Portfolios with outstanding loans at December
                      31, 1997 are footnoted at the end of each applicable
                      Portfolio's schedule of investments.
--------------------------------------------------------------------------------
8. NET UNREALIZED     As of December 31, 1997, gross unrealized appreciation
   APPRECIATION/      and depreciation on investments and foreign currency were
   (DEPRECIATION)     as follows:

                                                                                                     STATE STREET
                                              STATE STREET        STATE STREET     STATE STREET        RESEARCH         METLIFE
                                               RESEARCH            RESEARCH          RESEARCH         AGGRESSIVE         STOCK
                                                GROWTH              INCOME          DIVERSIFIED         GROWTH           INDEX
                                               PORTFOLIO           PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                          -----------------     ---------------   --------------   --------------   --------------
Gross Unrealized Appreciation.........    $     395,415,760     $    10,420,424   $  202,367,705   $  262,092,674   $  699,628,247
Gross Unrealized Depreciation.........          (39,543,138)         (3,751,189)     (25,236,006)     (65,192,497)     (19,162,107)
                                          -----------------     ---------------   --------------   --------------   --------------

Net Unrealized Appreciation
(Depreciation) of Investments*........    $     355,872,622     $     6,669,235   $  177,131,699   $  196,900,177   $  680,466,140
                                          =================     ===============   ==============   ==============   ==============
Aggregate Cost of Securities
(including short-term securities).....    $   2,016,519,608     $   399,551,866   $1,802,872,213   $1,185,132,693   $1,335,796,981
                                          =================     ===============   ==============   ==============   ==============

METROPOLITAN SERIES FUND, INC.

--------------------------------------------------------------------------------
8. NET UNREALIZED
   APPRECIATION/
   (DEPRECIATION)-
     (CONT.)

                                                    State Street
                                                      Research                                      T. Rowe Price
                                                   International    Loomis Sayles       Janus          Small Cap     Scudder Global
                                                       Stock       High Yield Bond     Mid Cap          Growth          Equity
                                                     Portfolio        Portfolio        Portfolio       Portfolio       Portfolio
                                                   --------------  --------------    ------------   --------------   --------------
          Gross Unrealized Appreciation..........  $   26,421,854  $      883,708    $ 12,614,025   $    9,989,328   $    4,823,242
          Gross Unrealized Depreciation..........     (30,669,710)     (1,961,343)     (1,730,311)      (4,939,556)      (2,880,568)
                                                   --------------  --------------    ------------   --------------   --------------
          Net Unrealized Appreciation
          (Depreciation) of Investments*.........  $   (4,247,856) $   (1,077,635)   $ 10,883,714   $    5,049,772   $    1,942,674
                                                   --------------  --------------    ------------   --------------   --------------
          Aggregate Cost of Securities
          (including short-term securities)......  $  267,549,270  $   28,826,155    $ 98,258,908   $   90,520,596   $   60,091,984
                                                   ==============  ==============    ============   ==============   ==============

                      *Does not include unrealized gains and (losses) related to foreign currency contracts and translations of $1,025,720,
                      $2,134,819, $1,153, $(405), $(36,528), and $145 for the
                      State Street Research Income, State Street Research
                      Diversified, State Street Research International Stock,
                      Loomis Sayles High Yield Bond, Janus Mid Cap, and Scudder
                      Global Equity Portfolios, respectively. (see Note 10.)
--------------------------------------------------------------------------------
9. CAPITAL STOCK      At December 31, 1997, there were 2,000,000,000 shares of
   ACTIVITY           $0.01 par value common stock authorized for the Fund. The
                      shares of common stock are divided into eleven series:
                      State Street Research Growth, State Street Research
                      Income, State Street Research Money Market, State Street
                      Research Diversified, State Street Research Aggressive
                      Growth, MetLife Stock Index, State Street Research
                      International Stock, Loomis Sayles High Yield Bond, Janus
                      Mid Cap, T. Rowe Price Small Cap Growth, and Scudder
                      Global Equity Portfolios.

                      Transactions in shares were as follows:

                                                         FOR THE YEAR ENDED DECEMBER 31, 1997
          -------------------------------------------------------------------------------------------------------------------------
                                                              STATE STREET                   STATE STREET               STATE STREET
                                STATE STREET   STATE STREET     RESEARCH      STATE STREET     RESEARCH      METLIFE     RESEARCH
                                  RESEARCH       RESEARCH         MONEY         RESEARCH      AGGRESSIVE      STOCK    INTERNATIONAL
                                   GROWTH         INCOME         MARKET       DIVERSIFIED       GROWTH        INDEX       STOCK
                                  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO
                                ------------   ------------   ------------    ------------   ------------  ----------   -----------
          Shares sold.........     8,230,850      2,000,510      2,412,286      12,435,452      3,762,075  18,865,897     3,959,141
          Shares issued in
          reinvestment
          of dividends........    13,468,235      2,191,691        206,604      17,906,235      2,348,065   1,429,601         -----
                                ------------   ------------   ------------    ------------   ------------  ----------   -----------
             Total............    21,699,085      4,192,201      2,618,890      30,341,687      6,110,140  20,295,498     3,959,141
          Shares redeemed.....      (470,847)    (2,665,334)    (2,804,937)       (545,849)    (4,450,372)   (579,241)   (6,488,877)

          Net increase          ------------   ------------   ------------     -----------   ------------  ----------   -----------
            (decrease)........    21,228,238      1,526,867       (186,047)     29,795,838      1,659,768  19,716,257    (2,529,736)
                                ============   ============   ============     ===========   ============  ==========   ===========

                                FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT  OF OPERATIONS) TO DECEMBER 31, 1997
          --------------------------------------------------------------------------------------------------------------------------
                                                                      T. ROWE
                                         LOOMIS                         PRICE         SCUDDER
                                       SAYLES HIGH       JANUS        SMALL CAP        GLOBAL
                                       YIELD BOND       MID CAP         GROWTH         EQUITY
                                        PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                      -----------    -----------    ------------    -----------
               Shares sold.........     2,822,530      8,109,326       9,488,942      6,023,632
               Shares issued in
               reinvestment
               of dividends........       122,359         33,002             885         59,518
                                      -----------    -----------    ------------    -----------
                 Total.............     2,944,889      8,142,328       9,489,827      6,083,150
               Shares redeemed.....      (203,832)       (10,081)     (1,574,218)      (488,028)
                                      -----------    -----------    ------------    -----------
               Net increase........     2,741,057      8,132,247       7,915,609      5,595,122
                                      ===========    ===========    ============    ===========

METROPOLITAN SERIES FUND, INC.
Notes to Financial Statements December 31, 1997 - (Continued)
--------------------------------------------------------------------------------

9. CAPITAL STOCK
   ACTIVITY-(CONT.)                                              FOR THE YEAR ENDED DECEMBER 31, 1996
                             ----------------------------------------------------------------------------------------------------
                                                              STATE STREET                   STATE STREET               STATE STREET
                                STATE STREET   STATE STREET     RESEARCH      STATE STREET     RESEARCH      METLIFE     RESEARCH
                                  RESEARCH      RESEARCH          MONEY         RESEARCH      AGGRESSIVE      STOCK    INTERNATIONAL
                                   GROWTH         INCOME         MARKET       DIVERSIFIED       GROWTH        INDEX       STOCK
                                  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO
                                ------------   ------------   ------------    ------------   ------------  ------------ -----------
          Shares sold ........     8,155,023      3,698,482      1,814,089      10,207,431     11,414,917    16,259,851   3,530,056
          Shares issued in
          reinvestment
          of dividends........     4,909,141      1,951,255        196,231       7,567,236      1,290,947     1,170,618     261,862
                                ------------   ------------   ------------    ------------   ------------  ------------ -----------

              Total...........    13,064,164      5,649,737      2,010,320      17,774,667     12,705,864    17,430,469   3,791,918
          Shares redeemed.....      (409,835)    (2,111,443)    (1,893,767)       (755,150)    (1,025,632)   (1,196,783) (2,578,350
                                ------------   ------------   ------------    ------------   ------------  ------------ -----------
          Net increase........    12,654,329      3,538,294        116,553      17,019,517     11,680,232    16,233,686   1,213,568
                                ============   ============   ============    ============   ============  ============ ===========
-----------------------------------------------------------------------------------------------------------------------------------

10. FOREIGN          The fair value of foreign currency contracts is the amount
    CURRENCY         at which the contracts could be settled based on exchange
    TRANSLATIONS     rates obtained from dealers. As of December 31, 1997, the
                     State Street Research Income Portfolio experienced an unrealized net gain of $1,048,862 based on the following foreign currency exchange contracts outstanding:

                                                                                              VALUATION             UNREALIZED
                                                     EXPIRATION            CONTRACT              AS OF             APPRECIATION
                            SOLD                        DATE                AMOUNT         DECEMBER 31, 1997      (DEPRECIATION)
                      -------------------------    --------------    ----------------    ---------------------  ------------------
                      Australian Dollar                1/23/98         $  6,501,745        $    6,151,211        $    350,534
                      Australian Dollar                2/13/98            2,947,756             2,767,367             180,389
                      British Pound Sterling           1/23/98           12,057,310            12,156,868             (99,558)
                      New Zealand Dollar               1/23/98            7,498,036             6,961,993             536,043
                      New Zealand Dollar               2/23/98            1,088,196             1,006,742              81,454
                                                                     --------------      ----------------       -------------
                                                                       $ 30,093,043        $   29,044,181        $  1,048,862
                                                                     ==============      ================       =============
                      Net unrealized appreciation ..............  ....................  .......................  $  1,048,862
                                                                                                                =============

                     The State Street Research Income Portfolio had an unrealized net translation loss on foreign currency receivables and payables as follows:

                      Net unrealized translation (loss):
                          Interest Receivables                                      $ (24,560)
                          Tax Expense Receivables                                       1,418
                                                                                 ------------
                              Net unrealized translation (loss)............         $ (23,142)
                                                                                 ============

                     As of December 31, 1997 the State Street Research Diversified Portfolio experienced an unrealized net gain of $2,182,853 based on the following foreign currency exchange contracts outstanding:

                                                                                              VALUATION             UNREALIZED
                                                     EXPIRATION            CONTRACT              AS OF             APPRECIATION
                            SOLD                        DATE                AMOUNT         DECEMBER 31, 1997      (DEPRECIATION)
                      -------------------------    --------------    ----------------    ---------------------  ------------------
                      Australian Dollar                1/23/98           $12,348,197          $11,752,056           $  596,141
                      Australian Dollar                2/13/98             7,796,836            7,381,602              415,234
                      British Pound Sterling           1/23/98            25,127,822           25,314,503             (186,681)
                      New Zealand Dollar               1/23/98            15,722,357           14,571,222            1,151,135
                      New Zealand Dollar               2/13/98             3,678,547            3,471,523              207,024
                                                                     ---------------      ---------------      ---------------
                                                                         $64,673,759          $62,490,906           $2,182,853
                                                                     ===============      ===============      ===============
                      Net unrealized appreciation ...................  .....................  ................      $2,182,853
                                                                                                               ===============

                     The State Street Research Diversified Portfolio had an unrealized net translation loss on foreign currency receivables and payables as follows:

                      Net unrealized translation (loss):
                          Interest Receivables                                    $       (50,919)
                          Tax Expense Payables                                              2,885
                                                                                -----------------
                              Net unrealized translation (loss) ...............   $       (48,034)
                                                                                =================


                     The State Street Research International Stock Portfolio had an unrealized net translation gain on foreign currency receivables and payables as follows:

                      Net unrealized translation gain:
                          Dividend Receivables                                    $        (4,560)
                          Dividend Reclaim Receivables                                     (9,646)
                          Purchase Payables                                                14,476
                          Tax Expense Payables                                                883
                                                                                 ----------------
                              Net unrealized translation gain .................  $          1,153
                                                                                =================

METROPOLITAN SERIES FUND, INC.

--------------------------------------------------------------------------------

10. Foreign       The Loomis Sayles High Yield Bond Portfolio had an unrealized
    Currency      net translation loss on foreign currency receivables and
    Translations- payables as follows:
    (Cont.)              Net unrealized translation (loss):
                             Interest Receivables                         $(405)
                                                                          -----
                                Net unrealized translation (loss).......  $(405)
                                                                          =====


                  As of December 31, 1997 the Janus Mid Cap Portfolio experienced an unrealized net loss of $36,552 based on the following foreign currency exchange contracts outstanding:

                                                                                               VALUATION            UNREALIZED
                                                       EXPIRATION           CONTRACT              AS OF            APPRECIATION
                                  SOLD                    DATE               AMOUNT         DECEMBER 31, 1997     (DEPRECIATION)
                    ------------------------------    ------------    ------------------   ------------------   ------------------
                    British Pound Sterling               2/19/98              $1,263,200           $1,310,889             $(47,689)
                    British Pound Sterling               2/25/98               1,064,198            1,105,760              (41,562)
                    British Pound Sterling               2/26/98               1,408,615            1,384,186               24,429
                    British Pound Sterling               3/04/98                 215,595              221,054               (5,459)
                    British Pound Sterling               5/06/98               3,093,871            3,052,632               41,239
                                                                      ------------------   ------------------   ------------------
                                                                              $7,045,479           $7,074,521             $(29,042)
                                                                      ==================   ==================   ==================

                             PURCHASED
                    ------------------------------
                    British Pound Sterling               2/25/98                $ 16,890             $ 16,382             $   (508)
                    British Pound Sterling               2/26/98                 228,056              221,054               (7,002)
                                                                      ------------------   ------------------   ------------------
                                                                                $244,946             $237,436             $ (7,510)
                                                                      ==================   ==================   ==================
                    Net unrealized (depreciation)..............................................................           $(36,552)
                                                                                                                ==================

                  The Janus Mid Cap Portfolio had an unrealized net translation gain on foreign currency receivables and payables as follows:

                  Net unrealized translation gain:
                      Dividend Reclaim Receivables                                    $24
                      Pending Spot Foreign Exchange Purchases                      (3,743)
                      Pending Spot Foreign Exchange Sales                             381
                      Purchase Payables                                             3,743
                      Sales Receivables                                              (381)
                                                                                ---------
                          Net unrealized translation gain.................            $24
                                                                                =========

                  As of December 31, 1997 the Scudder Global Equity Portfolio experienced an unrealized net gain of $818 based on the following foreign currency exchange contracts outstanding:

                                                                                             VALUATION             UNREALIZED
                                                     EXPIRATION           CONTRACT              AS OF             APPRECIATION
                                SOLD                    DATE               AMOUNT         DECEMBER 31, 1997      (DEPRECIATION)
                  ------------------------------    ------------    ------------------   ------------------   ------------------
                  Japanese Yen                         3/26/98              $1,200,000           $1,199,182                 $818
                                                                    ==================   ==================   ==================
                  Net unrealized appreciation................................................................               $818
                                                                                                              ==================

                  The Scudder Global Equity Portfolio had an unrealized net translation loss on foreign currency receivables and payables as follows:

                  Net unrealized translation (loss):
                      Dividend Receivables                                           $(840)
                      Dividend Reclaim Receivables                                    (152)
                      Interest Receivables                                             192
                      Interest Reclaim Receivables                                      48
                      Pending Spot Foreign Exchange Purchases                       (2,349)
                      Pending Spot Foreign Exchange Sales                              661
                      Purchase Payables                                              2,348
                      Sales Receivables                                               (663)
                      Tax Expense Payables                                              82
                                                                                ----------
                          Net unrealized translation (loss)...............           $(673)
                                                                                ==========

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO

The Portfolio delivered good performance relative to its peers over 12 months. This performance capped a remarkable three-year run for the stock market, driven by continuing high corporate earnings and falling interest rates. The Portfolio has benefited from strong technology investments, drug stock performance, and management focus on large, high-quality, growth and income companies.

During the fourth quarter, market favor rotated to more defensive, value stocks in industries including telephones and utilities, where the Portfolio held smaller-than-average positions. Shortfalls in health care company earnings and selected energy companies also hurt performance. Technology returns were also weak, although investments had been reduced. Finally, concerns over Asian economies adversely impacted all holdings.

Management continued to search for high-quality, reliable, conservative investments with broad investor appeal in a volatile market.

               INVESTMENT OBJECTIVE

To achieve long-term growth of capital and income and moderate current income.

               UNDERLYING INVESTMENTS

Invests primarily in common stocks that are believed to be of good quality or to have good growth potential or that are considered to be undervalued based on historical investment standards.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                    Net Assets                $2.3 billion

                                  COMPOSITION

                            Top Ten Equity Holdings

                                                                        % of Total
     Security                                                           Net Assets
     --------                                                           ----------
General Electric Co...........................................            3.10
Tyco International Ltd........................................            2.92
BankAmerica Corp..............................................            2.27
Rohm & Haas Co.  .............................................            2.23
ACE Ltd.......................................................            2.06
DuPont (E.I.) de Nemours & Co.................................            2.05
Philip Morris Cos., Inc.  ....................................            2.01
Ahmanson (H.F.) & Co..........................................            1.94
Time Warner, Inc..............................................            1.91
Bristol-Myers Squibb Co.  ....................................            1.88

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.

                              PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the State Street Research Growth Portfolio and the S&P 500 Index from 12/31/87 to 12/31/97.

                          AVERAGE ANNUAL TOTAL RETURNS

                             1 yr.  5 yr.   10 yr.
                            28.36%  18.24%  16.86%

                             [GRAPH APPEARS HERE]

            -------------------------------------------------------
                    LABEL             A                   B
            -------------------------------------------------------
            LABEL               GROWTH PORTFOLIO     S&P 500 INDEX
            -------------------------------------------------------
                1   12/31/87         10,000              10,000
                2                    11,069              11,656
                3      89            15,125              15,343
                4                    13,840              14,866
                5      91            18,402              19,386
                6                    20,550              20,861
                7      93            23,508              22,958
                8                    22,744              23,260
                9      95            30,280              31,990
               10                    36,995              39,331
               11      97            47,489              52,448
            -------------------------------------------------------

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO

The Portfolio performed among the top quartile of its peers for the 12-month period. This record continued a decade of consistent, positive performance.

The Manager took the positive outlook that interest rates would fall and therefore kept the Portfolio's interest rate sensitivity longer than the benchmark. High-yield bonds in the Portfolio were again an important contributor to performance. The Manager also added mortgage-backed holdings, emphasizing commercial mortgages and collateralized mortgage obligations, segments of the market with a history of prepayment stability.

The year was difficult for corporate bonds, and the Portfolio maintained a more modest exposure. Non-dollar investments were primarily in advanced countries: the United Kingdom, Australia, New Zealand, and Canada.

               INVESTMENT OBJECTIVE

To achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and preservation of capital.

               UNDERLYING INVESTMENTS

Invests primarily in fixed-income, high-quality debt securities.

                     PORTFOLIO COMPOSITION & TOTAL RETURN
                            AS OF DECEMBER 31, 1997

                     Net Assets            $412.2 million
                     Average Bond Quality             AA+

                              PERFORMANCE SUMMARY
                     Comparison of change in value of a
                     $10,000 investment in the State
                     Street Research Income Portfolio and
                     the Lehman Brothers Aggregate Index
                     from 12/31/87 to 12/31/97.

                         AVERAGE ANNUAL TOTAL RETURNS

                             1 yr.  5 yr.   10 yr.
                             9.83%   7.97%   9.63%

                             [GRAPH APPEARS HERE]

            -------------------------------------------------------
                    LABEL             A                   B
            -------------------------------------------------------
                                                    Lehman Brothers
            LABEL               Income Portfolio    Aggregate Index
            -------------------------------------------------------
                1   12/31/87         10,000              10,000
                2                    10,928              10,789
                3      89            12,386              12,356
                4                    13,628              13,463
                5      91            15,987              15,618
                6                    17,092              16,774
                7      93            19,034              18,409
                8                    18,435              17,872
                9      95            22,039              21,174
               10                    22,833              21,943
               11      97            25,077              24,061
            -------------------------------------------------------

                     The above graph does not include
                     withdrawal or surrender charges or
                     Separate Account expenses (general
                     administrative expenses and mortality
                     and expense risk charges or cost of
                     insurance charges).  If performance
                     information included the effect of
                     these additional charges, performance
                     would have been lower.  Past
                     performance is no guarantee of future
                     results.  Principal value and
                     investment return will vary and you
                     may have a gain or loss when you
                     withdraw your money.

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
STATE STREET RESEARCH MONEY MARKET PORTFOLIO


The Federal Reserve's target for the Fed Funds rate for the second half of 1997 stayed firmly at 5.50%. Short rates did inch another quarter point higher in December, which is a typical year-end response. The Portfolio's current maturity target is in the 45- to 60-day range, awaiting a possible change in the targeted rate for Fed Funds.

The steadiness of low inflation and the instability in overseas markets-the factors causing the equity markets to vacillate and the bond market to continue to rally-suggest the direction of rates going forward. In 1998, short-term rates may fall in anticipation of a potential easing in Federal Reserve monetary policy.

          INVESTMENT OBJECTIVE

To achieve the highest possible current income consistent with preservation of capital and maintenance of liquidity.

          UNDERLYING INVESTMENTS

Invests primarily in short-term money market instruments. Instruments in this Portfolio are neither insured nor guaranteed by the United States Government.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                    Net Assets              $39.5 million

                              PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the State Street Research Money Market Portfolio and the IBC's Money Fund Averages (TM)/ All Taxable 30 Day from 12/31/87 to 12/31/97.


                         AVERAGE ANNUAL TOTAL RETURNS

                            1 yr.   5 yr.   10 yr.
                            5.21%   4.51%   5.73%


                             [GRAPH APPEARS HERE]

            -------------------------------------------------------
                    LABEL             A                   B
            -------------------------------------------------------
                                Money Market      IBC's All Taxable
            LABEL                 Portfolio         30 Day Index
            -------------------------------------------------------
                1   12/31/87       10,000              10,000
                2                  10,755              10,711
                3      89          11,753              11,661
                4                  12,720              12,573
                5      91          13,495              13,737
                6                  13,999              13,737
                7      93          14,404              14,108
                8                  14,959              14,609
                9      95          15,795              15,410
               10                  16,586              16,174
               11      97          17,450              16,999
            -------------------------------------------------------

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

The Portfolio delivered solid performance relative to its peers over 12 months. The stock portion benefited from strong technology investments, drug stock performance, and management focus on large, high quality, growth and income companies. The bond portion continued its consistent, positive performance, keeping interest rate sensitivity higher than the benchmark.

During the fourth quarter, market favor rotated to more defensive, value stocks, such as telephone and utility sectors, where the Portfolio held smaller-than-average positions. Shortfalls in health care company earnings and selected energy companies also hurt performance. Technology returns were also weak, although investments had been reduced. Finally, concerns over Asian economies adversely impacted all holdings. High-yield bonds in the Portfolio were again an important contributor to performance. The Manager also added mortgage-backed holdings, emphasizing commercial mortgages and collateralized mortgage obligations, segments of the market with a history of prepayment stability. The year was difficult for corporate bonds, and the Portfolio maintained a more modest exposure. Non-dollar investments were primarily in advanced countries: the United Kingdom, Australia, New Zealand, and Canada.

          INVESTMENT OBJECTIVE

To achieve a high total return while attempting to limit investment risk and preserve capital.

          UNDERLYING INVESTMENTS

Invests in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

               Net Assets                        $2.0 billion
               Average Bond Quality                       AA+

                                  COMPOSITION

                             Top Ten Equity Holdings

                                                                              % of Total
   Security                                                                   Net Assets
   --------                                                                    --------
General Electric Co...........................................                   1.70
Tyco International Ltd........................................                   1.61
BankAmerica Corp..............................................                   1.26
Rohm & Haas Co.  .............................................                   1.21
ACE Ltd.......................................................                   1.15
Du Pont (E.I.) de Nemours & Co.  .............................                   1.13
Philip Morris Cos., Inc.  ....................................                   1.12
Ahmanson (H.F.) & Co..........................................                   1.07
Time Warner, Inc..............................................                   1.06
Bristol-Myers Squibb Co.  ....................................                   1.04

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.



                              PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the State Street Research Diversified Portfolio, the S&P 500 Index, and the Lehman Brothers Aggregate Index from 12/31/87 to 12/31/97.


                         AVERAGE ANNUAL TOTAL RETURNS

                            1 yr.   5 yr.   10 yr.
                            20.58%  13.90%  13.30%

                             [GRAPH APPEARS HERE]

-------------------------------------------------------------------------------
        LABEL           A              B              C            D
-------------------------------------------------------------------------------
                   Diversified                  Lehman Brothers
LABEL                Portfolio   S&P 500 Index  Aggregate Index
-------------------------------------------------------------------------------
    1   12/31/87      10,000         10,000         10,000
    2                 10,925         11,656         10,789
    3      89         13,302         15,343         12,356
    4                 13,301         14,866         13,463
    5      91         16,569         19,386         15,618
    6                 18,180         20,861         16,774
    7      93         20,499         22,958         18,409
    8                 19,871         23,260         17,872
    9      95         25,242         31,990         21,274
   10                 28,906         39,331         21,943
   11      97         34,855         52,448         24,061
-------------------------------------------------------------------------------

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

Portfolio performance improved in the second half of the year, relative to competition. Small company growth stocks significantly underperformed as investors returned to larger blue chip companies and defensive industries such as retail food and utilities. Investments in consumer discretionary stocks helped because of their domestic market and earnings growth. Holding fewer consumer staples which had consistent earnings growth, as well as more producer durables and aggressive technology companies, hindered performance in this business cycle. Semiconductor equipment and high-end consumer goods companies doing business in Southeast Asia were other detractors. Lower interest rates benefited the Portfolio's financial services stocks.

Starting in September, the Manager began to eliminate smaller speculative holdings, reduce excessive exposure to technology, and lower portfolio turnover. This management style has the goal of more consistent, positive returns. In this economy, the Manager is focusing on consumer discretionary services and retail stocks, with significant domestic markets and good earnings growth potential, and on selected technology stocks such as communications equipment and computer software.

          INVESTMENT OBJECTIVE

To achieve maximum capital appreciation.

          UNDERLYING INVESTMENTS

Invests primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                    Net Assets                $1.4 billion

                                  COMPOSITION

                           Top Ten Equity Holdings

                                                                 % of Total
   Security                                                      Net Assets
   --------                                                      ----------
Cendant Corp..................................................      5.34
Caribiner International, Inc..................................      2.80
America Online, Inc...........................................      2.51
MCI Communications Corp.......................................      2.00
Travelers Group, Inc..........................................      1.97
Iomega Corp...................................................      1.93
The Timberland Co. Cl. A......................................      1.89
Toys `R Us, Inc...............................................      1.86
Warner-Lambert Co.............................................      1.74
Tyco International Ltd........................................      1.64

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.

                             PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the State Street Research Aggressive Growth Portfolio and the S&P 500 Index from 4/29/88 to 12/31/97.

                         AVERAGE ANNUAL TOTAL RETURNS

                           1 yr.   5 yr.   Inception
                           6.67%   12.35%    15.58%


   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]

            -------------------------------------------------------
                    LABEL             A                   B
            -------------------------------------------------------
                                Aggressive Growth
            LABEL                   Portfolio        S&P 500 Index
            -------------------------------------------------------
                1    4/29/88         10,000              10,000
                2                    10,521              10,910
                3      89            13,776              14,360
                4
                5      90            12,351              13,914
                6
                7                    20,553              18,144
                8
                9      92            22,688              19,524
               10
               11                    27,822              21,488
               12
               13      94            27,298              21,770
               14
               15                    35,350              29,941
               16
               17      96            38,081              36,811
               18
               19      97            40,619              49,088







            -------------------------------------------------------

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO

For the fourth quarter of 1997, the return for the Portfolio was 2.3%. For the full year 1997, the return was 32.2%. These returns reflect gains in the Standard & Poor's 500 Index, which the Portfolio is designed to track. This follows strong gains in 1995 and 1996 for the Portfolio and for the S&P 500. This is the first time the index has had three consecutive years of returns exceeding 20%. Operating earnings for the companies in the S&P 500 Index rose about 12% in 1997, reflecting good economic growth in the western hemisphere, improving labor productivity and rising profit margins. Low inflation and declining interest rates also helped boost stock prices.

Most of the year's gain in the S&P 500 Index occurred in the first seven months. Weakness in Asian financial systems and sharp drops in Asian currencies began during the summer and led to increased volatility in U.S. stocks in the fourth quarter. This triggered a one day decline of 6.8% in the S&P 500 Index on Oct. 27 most of which was recovered the following day. Investors feared the Asian problems would adversely affect U.S. company profits, but these problems also lessened inflation concerns and led to a decline in interest rates. The Asian financial crisis also appears to have prompted investors to shift funds out of those markets considered riskier and into U.S. bonds and into large capitalization U.S. stocks, which are a major component of the S&P 500 Index. These factors enabled the index to have a modest gain in the final quarter. During the fourth quarter, the strongest sectors within the S&P 500 Index were utilities and consumer non-durables, while the weakest areas were technology and energy. The larger companies tended to perform relatively well.

                             INVESTMENT OBJECTIVE

To equal the performance of the S&P 500 Index, adjusted to assume reinvestment of dividends.

                            UNDERLYING INVESTMENTS

Invests in the common stock of companies which are included in the S&P 500
Index.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                    Net Assets                $2.0 billion

                                  COMPOSITION

                             Top Ten Equity Holdings

                                                                           % of
                                                                          Total
                                                                           Net
      Security                                                            Assets
     ----------                                                          --------
General Electric Co...........................................            3.14
Coca-Cola Co..................................................            2.16
Microsoft Corp................................................            2.01
Exxon Corp....................................................            1.95
Merck & Co., Inc..............................................            1.67
Royal Dutch Petroleum Co......................................            1.58
Intel Corp....................................................            1.48
Philip Morris Cos., Inc.......................................            1.41
Procter & Gamble Co...........................................            1.40
International Business Machines Corp..........................            1.30

There is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.

                            PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the MetLife Stock Index Portfolio and the S&P 500 Index from 5/1/90 to 12/31/97.


                         AVERAGE ANNUAL TOTAL RETURNS

                           1 yr.   5 yr.   Inception
                           32.19%  19.27%    17.71%


   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]

                      Stock Index Portfolio    S&P 500 Index
        5/01/90             10,000                 10,000
       12/31/90             10,195                 10,245
          91                13,229                 13,359
                            14,213                 14,376
          93                15,569                 15,821
                            15,753                 16,029
          95                21,561                 22,046
                            26,447                 27,104
          97                34,960                 36,143

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

--------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION ANS ANALYSIS
--------------------------------------------------------------------------------
STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO

The Portfolio trailed most of its peer group through the year. The Manager maintained emphasis on European markets over Asia and Pacific Rim countries and continued to underweight Japan, pending more supportive government economic policies.

Continental Europe anticipated the advent of the European Monetary Union. Domestic demand was expected to become the engine of European growth. At year-end, Portfolio investments favored Spain for domestic growth, Italy for economic recovery, and France. Exposure to the UK and Switzerland remained near benchmark averages. Investment was reduced in cyclical businesses with global markets and in financial firms involved in Asia.

Among Japanese holdings, the Manager reduced integrated industrials that were vulnerable to slowdown, but kept positions in top banks that could benefit amid competition. Investment throughout Asia was confined to selected, large, well-managed companies with strong balance sheets.

     INVESTMENT OBJECTIVE

To achieve long-term growth of capital.

     UNDERLYING INVESTMENTS

Invests primarily in common stock and equity-related securities of non-United States companies.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                    Net Assets                $267.1 million


                                  COMPOSITION
                            Top Ten Equity Holdings

                                                                            % of
                                                                           Total
                                                                            Net
  Security                                                                 Assets
  --------                                                                --------
Roche Holdings AG (Switzerland)...............................            1.86
Novartis AG (Switzerland).....................................            1.65
Allianz AG (Germany)..........................................            1.46
Nestle SA (Switzerland)  .....................................            1.35
Royal Dutch Petroleum Co. (Netherlands).......................            1.32
Glaxo Wellcome PLC (United Kingdom)...........................            1.31
Nintendo Co. Ltd. (Japan).....................................            1.16
Lloyds TSB Group PLC (United Kingdom).........................            1.10
Nippon Telephone & Telegraph (Japan) .........................            1.02
HSBC Holdings PLC (United Kingdom)  ..........................            0.99

     DIVERSIFICATION BY COUNTRY AND REGION FOR THE STATE STREET RESEARCH
                 INTERNATIONAL STOCK PORTFOLIO AS OF 12/31/97

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

                      United Kingdom            22.9%
                      Other Americas             1.1%
                      Other Europe               6.5%
                      Other Asia/Pacific Basin   6.9%
                      Sweden                     2.7%
                      Australia                  3.6%
                      Netherlands                4.6%
                      Spain                      4.7%
                      Italy                      6.8%
                      Germany                    7.4%
                      Switzerland                7.8%
                      France                    10.4%
                      Japan                     14.6%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

                              PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the State Street Research International Stock Portfolio and the MSCI EAFE Index from 5/1/91 to 12/31/97.

                         AVERAGE ANNUAL TOTAL RETURNS

                           1yr.    5 yr.   Inception
                          -2.34%   8.47%     4.33%


   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]

                                 International              MSCI
                                Stock Portfolio           EAFE Index

                5/01/91             10,000                  10,000
                                     9,845                  10,335
                  92                 8,840                   9,077
                                    13,061                  12,033
                  94                13,724                  12,969
                                    13,839                  14,422
                  96                13,593                  15,294
                  97                13,275                  15,566


The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

The Portfolio lagged the benchmark Merrill Lynch High Yield Index for the fourth quarter, returning -5.4%. Since its inception in March of 1997, it has returned 6.2%. The Portfolio's exposure to Yankees relative to the benchmark, coupled with the underperformance of convertibles which resulted from the continued volatility in equity markets, curtailed performance in the fourth quarter. Being longer than the market, the Portfolio is well positioned to participate in gains resulting from the current falling interest rate environment. At the same time, by holding mostly non-callable or deep-discounted bonds, the Portfolio offers protection from reinvestment risk. Since tight corporate spreads have made it increasingly difficult to find attractive issues, the Manager must focus now more than ever on uncovering undervalued credits with strong underlying fundamentals. The Loomis Sayles High Yield Bond Portfolio remains well structured for the current environment, offering good yield advantage, call protection, and diversification.

          INVESTMENT OBJECTIVE

To achieve high total investment return through a combination of current income and capital appreciation.

          UNDERLYING INVESTMENTS

Normally invests at least 65% of its assets in fixed-income securities of below-investment-grade quality.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                   Net Assets                  $27.8 million
                   Average Bond Quality                   BB

                              PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the Loomis Sayles High Yield Bond Portfolio and the Merrill Lynch High Yield Index from 3/3/97 to 12/31/97.

                         AVERAGE ANNUAL TOTAL RETURNS

                                   Inception
                                     6.18%


   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]

                                                Merrill Lynch
                                Loomis         High Yield Index

                3/03/97         10,000              10,000
               12/31/97         10,618              11,021

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO

Although the Southeast Asian crisis injected new volatility into global markets, domestic equities managed to post modest gains during the fourth quarter. The Portfolio did well during this period, and closed out the year on a strong note. Overall, the Portfolio continues to hold an assortment of companies with strong earnings prospects, and a number of its top positions announced very strong earnings gains during the quarter. The Portfolio's top 20 positions reported an average earnings increase of over 35% during the fourth quarter 1997, which is well in excess of the average earnings of the companies in the benchmark, the S&P 400 MidCap Index. Meanwhile, the Portfolio also had a number of standouts whose price appreciated over 40% during the same period, including Farmer Mac, Outdoor Systems, Paychex, and Chancellor Media. What's interesting is that for all four of these companies, the fundamentals remain unchanged.

For most of the year, many of the stocks' prices did not reflect their underlying strength, but during the fourth quarter, investors began to take notice of several of the stocks in our Portfolio. Looking ahead, Southeast Asia's downturn will almost certainly result in slower growth, both here and abroad. In this environment, owning companies that can consistently meet or exceed earnings expectations should be rewarded, while those that disappoint will be punished. Going forward, the Manager expects many of the Portfolio's longtime holdings to deliver solid results. These include numerous domestic consumer discretionary stocks, some U.K.-based restaurant and pub companies, and a number of media and entertainment positions. Similarly, recent additions in the technology sector, although small as a percentage of the Portfolio, have tremendous potential. As a result, the Manager maintains a positive outlook for 1998.

     INVESTMENT OBJECTIVE

To provide long-term growth of capital.

     UNDERLYING INVESTMENTS

Invests primarily in securities issued by medium-sized companies.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                    Net Assets                $103.9 million

                               COMPOSITION

                         Top Ten Equity Holdings

                                                                           % of
                                                                           Total
                                                                            Net
    Security                                                              Assets
   ----------                                                           ---------
Omnicare, Inc.................................................            5.93
Paychex, Inc..................................................            5.42
Apollo Group, Inc. Cl. A......................................            3.77
Clear Channel Communications, Inc.............................            3.75
Wetherspoon (J.D.) PLC........................................            3.73
Fastenal Co...................................................            3.58
Pizza Express PLC.............................................            3.20
Cadence Design Systems, Inc...................................            2.91
AES Corp......................................................            2.63
Charles Schwab Corp...........................................            2.48

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.


                           PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the Janus Mid Cap Portfolio and the S&P 400 MidCap Index from 3/3/97 to 12/31/97.

                         AVERAGE ANNUAL TOTAL RETURNS

                                   Inception
                                    28.22%

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]

                                Janus        S&P 400 MidCap Index

                3/03/97        10,000              10,000
               12/31/97        12,822              12,852



The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSIONS AND ANALYSIS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

Continuing strong asset growth pushed the Portfolio past $90 million in assets. The Portfolio's median market capitalization fell slightly to $870 million, largely as a result of market movements. The P/E ratio of the Portfolio is now less than 1.1 times the P/E ratio of the S&P 500, which is noteworthy for a portfolio of companies growing considerably faster than the S&P 500. Historically, valuations around this level have signaled attractive opportunities for investment in small cap growth companies. The Portfolio's largest sector exposures are in technology, services, and health care.

In the fourth quarter, most sectors in the Portfolio declined. The worst area was technology, most notably PC related manufacturers and related equipment companies. Natural resource stocks also fell as the price of oil declined. The best performing sectors were finance (helped by lower interest rates) and media. While hospital management companies were weak, other health care related companies performed well. The Portfolio remains fully invested; at quarter end it held 3.8% cash reserves. Fundamental performance of the Portfolio's companies is excellent. During the fourth quarter, over 62% of the earnings estimate changes for Portfolio companies resulted in upward revisions.

               INVESTMENT OBJECTIVE

To achieve long-term capital growth.

               UNDERLYING INVESTMENTS

Invests in small capitalization companies.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

                    Net Assets                $94.0 million

                                  COMPOSITION

                            Top Ten Equity Holdings

                                                                        % of Total
       Security                                                         Net Assets
       --------                                                         ----------
CIBER, Inc.  .................................................            0.56
Outdoor Systems, Inc..........................................            0.54
Central Parking Corp..........................................            0.53
Coast Savings Financial, Inc.  ...............................            0.53
UICI..........................................................            0.52
North Fork Bancorp, Inc.......................................            0.52
Sybron International Corp.....................................            0.52
Legg Mason, Inc...............................................            0.51
Orbital Sciences Corp.........................................            0.49
Wolverine World Wide, Inc.....................................            0.49

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in the securities or industries listed.

                              PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the T. Rowe Price Small Cap Growth Portfolio and the Russell 2000 Growth Index from 3/3/97 to 12/31/97.

                         AVERAGE ANNUAL TOTAL RETURNS

                                   Inception
                                    18.81%

   [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]

                                                         Russell 2000
                                T. Rowe Price            Growth Index

                3/03/97            10,000                   10,000
               12/31/97            11,881                   11,728

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

METROPOLITAN SERIES FUND, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO

The fourth quarter saw the introduction of new thematic ideas as well as a minor re-allocation between existing themes. One new theme, entitled "Secure Streams of Income," is based on the idea that demographic change will increase the world's demand for income-producing securities-primarily bonds and utility stocks-at precisely the same time that fiscal austerity and deregulation will be shrinking their supply. Therefore, the Managers have been buying those utilities best positioned to prosper in a deregulated environment. In addition, bonds now comprise roughly 16% of the Portfolio.

Given recent events in Asia, the Managers have reduced the capital goods exposure in several themes as they looked to avoid the negative effects that the crises may have on this sector. The Managers have also taken advantage of the regional crises by adding several attractively-valued Hong Kong stocks to the "Emerging Markets" theme.

          INVESTMENT OBJECTIVE

To achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks, and debt securities convertible into common stocks.

          UNDERLYING INVESTMENTS

Invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. The Portfolio may also invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

         PORTFOLIO COMPOSITION & TOTAL RETURN AS OF DECEMBER 31, 1997

               Net Assets                $60.7 million

                                  COMPOSITION

                            Top Ten Equity Holdings

                                                                       % of Total
       Security                                                        Net Assets
       --------                                                        ----------
International Business Machines Corp. (United States).........            1.98
CINergy Corp. (United States).................................            1.84
VEBA AG (Germany).............................................            1.72
Unilever PLC (United Kingdom).................................            1.71
Assurance Generale de France (France).........................            1.57
RWE AG (Germany)..............................................            1.57
BASF AG (Germany).............................................            1.53
Credit Suisse Group (Switzerland).............................            1.52
Novartis AG (Switzerland).....................................            1.50
Muenchener Rueckversicherungs AG (Germany)....................            1.49

 DIVERSIFICATION BY COUNTRY AND REGION FOR THE SCUDDER GLOBAL EQUITY PORTFOLIO
              AS OF 12/31/97 BASED ON MARKET VALUE OF INVESTMENT

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

                        United States           35.4%
                        Other Americas/Africa    2.4%
                        Other Europe             3.3%
                        Other Asia/Pacific Basin 1.7%
                        Australia                2.3%
                        Brazil                   2.3%
                        Sweden                   2.8%
                        Canada                   3.2%
                        Japan                    4.2%
                        France                   4.5%
                        Switzerland              8.0%
                        United Kingdom          14.1%
                        Germany                 15.8%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.

                              PERFORMANCE SUMMARY

Comparison of change in value of a $10,000 investment in the Scudder Global Equity Portfolio and the MSCI World Index from 3/3/97 to 12/31/97.


                         AVERAGE ANNUAL TOTAL RETURNS

                                  Inception
                                     9.62%


[THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]

                                Scudder        MSCI World Index

                3/03/97         10,000             10,000
               12/31/97         10,962             11,350

The above graph does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.